UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Municipal Income Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Municipal Income Fund	0.80%	4.20%	5.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund, a class of the fund, on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$16,522	Fidelity® Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, most of the fund's share classes (excluding sales charges, if applicable) produced a modestly positive return, net of fees, which lagged the 1.20% advance of the benchmark Bloomberg Barclays 3+ Year Municipal Bond Index. Relative to the 3+ Year benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Also detracting was the fund's underweighting to bonds backed by the state of California, some of the best performers in the national municipal marketplace. In contrast, an overweighting in lower-investment-grade bonds contributed to relative performance. The portfolio's overweighting in health care bonds also added value, and the bonds of several hospitals we favored performed quite well within the sector, providing an additional edge over the benchmark. Outsized exposure to state-backed and state-appropriated bonds from New Jersey and Illinois also contributed on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Illinois	23.4
Florida	11.2
Texas	8.4
Pennsylvania	6.8
New Jersey	6.3

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	25.4
General Obligations	25.3
Transportation	25.1
Electric Utilities	5.9
Education	5.6

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	2.0%
AA,A	69.6%
BBB	20.1%
BB and Below	3.4%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	2.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 97.5%
	Principal Amount (000s)	Value (000s)
Alabama - 0.3%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	2,935
Birmingham Gen. Oblig. Series 2013 A, 5% 3/1/32	2,900	3,164
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$2,550	$2,931
5% 4/1/26	2,400	2,790
Montgomery Med. Clinic Facilities:
4% 3/1/36	415	411
5% 3/1/33	4,140	4,473

TOTAL ALABAMA		16,704

Arizona - 1.7%
Arizona Ctfs. of Prtn. Series 2010 A:
5.25% 10/1/26 (FSA Insured)	2,540	2,600
5.25% 10/1/28 (FSA Insured)	8,235	8,429
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 2.42%, tender 1/1/37 (a)(b)	2,485	2,366
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	959
5% 5/1/51	910	957
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,432
5% 7/1/31	3,105	3,618
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	240
5% 7/1/48	295	297
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/32	8,280	9,506
5% 1/1/33	4,965	5,674
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	740	738
6% 1/1/48 (c)	4,540	4,554
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (d)	830	907
Series 2017 A 5% 7/1/36 (d)	1,450	1,639
Series 2017 A:
5% 7/1/31 (d)	1,695	1,950
5% 7/1/33 (d)	910	1,040
5% 7/1/37 (d)	1,075	1,211
Series 2017 B:
5% 7/1/29	2,070	2,455
5% 7/1/33	2,900	3,375
5% 7/1/36	3,310	3,809
5% 7/1/37	2,070	2,373
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 2011 C, 5% 7/1/23	1,655	1,779
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/26	830	909
Salt Verde Finl. Corp. Sr. Gas Rev.:
Series 2007:
5.25% 12/1/21	2,900	3,136
5.5% 12/1/29	7,370	8,815
5.25% 12/1/22	1,240	1,367
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	870	905
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	440	473
6.125% 10/1/52 (c)	440	471
Series 2017 B, 6% 10/1/37 (c)	220	237

TOTAL ARIZONA		79,221

California - 3.5%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	2,462
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series B, 2.85%, tender 4/1/25 (a)	6,840	7,052
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	3,540	3,431
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.) Series 2001 A, 0% 10/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,823
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	100	100
Series 2009, 6% 4/1/38	6,470	6,532
5.25% 12/1/33	150	150
5.25% 4/1/35	7,975	8,683
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
5.5% 3/1/40	5,710	5,925
5.6% 3/1/36	2,440	2,536
California Health Facilities Fing. Auth. Rev. (Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	7,450	7,580
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/26	1,985	2,216
5% 6/1/28	5,110	5,670
(Various Cap. Projs.) Series 2011 A, 5.25% 10/1/26	4,140	4,511
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/22	3,395	3,699
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	989
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/23	3,140	3,459
5% 6/1/24	1,770	1,943
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	4,100	3,147
0% 11/1/30 (FSA Insured)	4,140	2,911
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	158
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/19 (AMBAC Insured)	2,105	2,110
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/25	1,205	1,319
5% 3/1/27	1,655	1,807
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36 (Pre-Refunded to 3/15/20 @ 100)	3,310	3,456
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	2,719
Oakland Gen. Oblig. Series 2012:
5% 1/15/26	3,755	3,998
5% 1/15/28	3,595	3,824
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	1,450	1,681
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	3,099
Series 2011, 0% 8/1/46	950	306
Series B:
0% 8/1/37	6,455	3,184
0% 8/1/39	19,705	8,793
Poway Unified School District Pub. Fing.:
5% 9/1/24	825	918
5% 9/1/26	1,050	1,167
5% 9/1/29	2,185	2,385
5% 9/1/31	985	1,067
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,292
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	3,145	3,205
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	1,738
Series 2008 E, 0% 7/1/47 (e)	7,205	4,707
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27	3,815	4,277
5% 6/1/31	4,790	5,317
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	5,601
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	3,724
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,240	1,150
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	2,485	2,698
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	3,725	4,310
Series 2013 B, 5.5% 8/1/38	830	960
Washington Township Health Care District Rev.:
Series 2009 A, 5.75% 7/1/24	1,450	1,473
Series 2010 A:
5.25% 7/1/30	910	948
5.5% 7/1/38	3,160	3,289
West Contra Costa Unified School District Series 2012, 5% 8/1/26	1,655	1,829

TOTAL CALIFORNIA		167,343

Colorado - 1.2%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,229
5% 10/1/43	2,600	2,756
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,399
4% 9/1/36	1,075	1,098
5% 9/1/46	6,045	6,565
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series B, 0% 7/15/20 (Escrowed to Maturity)	5,795	5,615
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (d)	1,885	2,117
5% 11/15/26 (d)	2,855	3,326
5% 11/15/27 (d)	2,440	2,873
Series 2018 A:
5% 12/1/34 (d)	4,245	5,074
5% 12/1/36 (d)	4,140	4,708
5% 12/1/37 (d)	8,280	9,364
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,240	10,809
Series 2010 C:
5.25% 9/1/25	830	868
5.375% 9/1/26	830	869

TOTAL COLORADO		59,670

Connecticut - 0.7%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	1,390	1,569
Series 2018 F:
5% 9/15/23	2,150	2,380
5% 9/15/24	2,690	3,015
5% 9/15/25	2,700	3,055
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	481
5% 7/1/27	290	339
5% 7/1/28	525	610
5% 7/1/29	330	382
Series 2016 K, 4% 7/1/46	7,315	7,195
Series K1:
5% 7/1/27	415	468
5% 7/1/29	1,060	1,195
5% 7/1/30	830	930
5% 7/1/33	1,325	1,464
5% 7/1/34	620	682
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	1,265	1,284
Hbr. Point Infra Impt. District Series 2017:
5% 4/1/30 (c)	3,785	4,016
5% 4/1/39 (c)	4,865	5,034
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	885	1,033

TOTAL CONNECTICUT		35,132

District Of Columbia - 0.6%
District of Columbia Rev. Series B, 4.75% 6/1/32	2,235	2,306
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2017 A:
5% 10/1/28 (d)	5,505	6,429
5% 10/1/29 (d)	6,690	7,774
5% 10/1/31 (d)	1,200	1,379
5% 10/1/32 (d)	1,855	2,126
5% 10/1/33 (d)	910	1,038
5% 10/1/35 (d)	2,070	2,344
5% 10/1/42 (d)	4,140	4,591

TOTAL DISTRICT OF COLUMBIA		27,987

Florida - 11.2%
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/25	1,655	1,925
5% 7/1/26	1,450	1,670
5% 7/1/28	1,445	1,654
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (d)	800	877
Series 2012 Q1, 5% 10/1/25	4,315	4,739
Series 2017:
5% 10/1/25 (d)	205	235
5% 10/1/26 (d)	830	961
5% 10/1/27 (d)	830	969
5% 10/1/28 (d)	830	962
5% 10/1/29 (d)	2,200	2,534
5% 10/1/30 (d)	610	699
5% 10/1/32 (d)	2,900	3,300
5% 10/1/33 (d)	1,080	1,225
5% 10/1/34 (d)	1,055	1,191
5% 10/1/35 (d)	1,240	1,396
5% 10/1/36 (d)	1,655	1,855
5% 10/1/37 (d)	1,865	2,083
5% 10/1/42 (d)	3,520	3,898
5% 10/1/47 (d)	4,965	5,478
Series A:
5% 10/1/23 (d)	1,180	1,316
5% 10/1/28 (d)	2,485	2,793
5% 10/1/30 (d)	2,900	3,231
5% 10/1/31 (d)	2,485	2,761
5% 10/1/32 (d)	2,320	2,570
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	646
(Broward County School District) Series 2012 A, 5% 7/1/24	1,795	1,961
Series 2012 A:
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,845	2,032
5% 7/1/27	4,715	5,112
Series 2015 A:
5% 7/1/24	1,855	2,122
5% 7/1/27	830	954
Series 2015 B, 5% 7/1/24	2,280	2,609
Series 2016, 5% 7/1/32	1,820	2,081
Citizens Property Ins. Corp. Series 2011 A1, 5% 6/1/19	1,420	1,438
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	9,550	10,370
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	1,951
5% 7/1/32	10,120	11,459
Series 2016 A, 5% 7/1/33	1,110	1,267
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2011 E, 5% 6/1/24	5,464	5,851
Series 2011 F, 5% 6/1/23	5,025	5,382
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	5,777
Series 2015 C:
5% 10/1/30	2,705	2,977
5% 10/1/40	1,655	1,772
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	2,103
5% 10/1/31	1,975	2,286
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,065	3,358
Series 2015 B:
5% 10/1/28	830	956
5% 10/1/30	1,490	1,704
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (d)	830	913
Series 2016:
5% 10/1/20 (d)	165	173
5% 10/1/21 (d)	1,280	1,374
5% 10/1/22 (d)	830	909
5% 10/1/24 (d)	2,485	2,814
5% 10/1/26 (d)	1,405	1,627
5% 10/1/27 (d)	830	970
Series 2017 A:
5% 10/1/24 (d)	1,925	2,180
5% 10/1/25 (d)	830	952
5% 10/1/27 (d)	1,655	1,934
5% 10/1/29 (d)	2,485	2,871
5% 10/1/30 (d)	2,665	3,066
5% 10/1/32 (d)	5,590	6,379
5% 10/1/34 (d)	4,965	5,626
5% 10/1/35 (d)	6,565	7,412
5% 10/1/36 (d)	6,210	6,981
5% 10/1/37 (d)	5,175	5,792
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	1,165	1,222
5% 6/1/24	230	257
Highlands County Health Facilities Auth. Rev. Series 2008:
6% 11/15/37	10,740	11,114
6% 11/15/37 (Pre-Refunded to 11/15/19 @ 100)	25	26
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	830	912
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	830	929
5% 6/1/28 (FSA Insured)	830	925
5% 6/1/30 (FSA Insured)	1,865	2,065
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (d)	5,225	5,570
Miami-Dade County Aviation Rev.:
Series 2010, 5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	2,515	2,674
Series 2012 A:
5% 10/1/21 (d)	1,575	1,689
5% 10/1/22 (d)	830	908
5% 10/1/23 (d)	6,375	6,955
5% 10/1/24 (d)	7,490	8,149
5% 10/1/30 (d)	5,810	6,231
5% 10/1/31 (d)	3,310	3,545
Series 2014 A:
5% 10/1/28 (d)	4,140	4,585
5% 10/1/33 (d)	6,940	7,587
5% 10/1/36 (d)	13,125	14,269
Series 2015 A:
5% 10/1/29 (d)	1,310	1,457
5% 10/1/31 (d)	1,100	1,215
5% 10/1/35 (d)	4,555	4,959
Series 2016 A:
5% 10/1/29	1,200	1,392
5% 10/1/31	1,450	1,667
Series 2017 B, 5% 10/1/40 (d)	10,760	11,923
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26	3,105	3,403
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	2,900	3,163
Series 2014 B:
5% 7/1/26	2,070	2,347
5% 7/1/27	1,450	1,640
5% 7/1/28	830	936
Series A:
5% 7/1/32	3,560	4,076
5% 7/1/33	3,020	3,447
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2011 B, 5.625% 5/1/31	5,465	5,872
Series 2015 A:
5% 5/1/26	4,555	5,169
5% 5/1/27 (FSA Insured)	645	738
5% 5/1/28	9,695	11,002
5% 5/1/29	3,375	3,813
Series 2015 B:
5% 5/1/26	7,035	7,983
5% 5/1/27	18,320	20,892
Series 2016 A:
5% 5/1/30	6,225	7,056
5% 5/1/32	8,280	9,321
Series 2016 B, 5% 8/1/26	8,960	10,518
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/42	1,820	1,959
Orange County Health Facilities Auth. Series 2012 A, 5% 10/1/42	9,975	10,606
Orange County School Board Ctfs. of Prtn.:
Series 2015 C, 5% 8/1/30	8,280	9,421
Series 2016 C, 5% 8/1/33	3,120	3,563
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 B, 5% 10/1/33	1,750	1,763
Series 2012 A, 5% 10/1/25	910	1,069
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (d)	995	1,069
5% 10/1/23 (d)	1,095	1,223
5% 10/1/24 (d)	1,140	1,294
5% 10/1/27 (d)	830	961
5% 10/1/29 (d)	860	986
5% 10/1/30 (d)	1,530	1,747
5% 10/1/31 (d)	1,075	1,223
5% 10/1/32 (d)	1,655	1,877
5% 10/1/33 (d)	3,555	4,022
5% 10/1/34 (d)	3,730	4,203
5% 10/1/35 (d)	3,930	4,415
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/22	555	607
5% 12/1/23	1,155	1,280
5% 12/1/24	1,265	1,422
5% 12/1/25	445	496
5% 12/1/31	415	452
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	3,905	4,491
5% 8/1/29	4,965	5,678
5% 8/1/31	13,725	15,563
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	4,786
5% 10/1/32	5,190	5,919
South Lake County Hosp. District (South Lake Hosp., Inc.):
Series 2009 A:
6% 4/1/29	1,160	1,169
6.25% 4/1/39	2,730	2,752
Series 2010, 5.25% 10/1/34	2,900	3,004
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,151
5% 8/15/26	2,815	3,287
5% 8/15/27	1,865	2,199
5% 8/15/28	1,240	1,452
5% 8/15/30	2,685	3,110
5% 8/15/31	2,590	2,985
5% 8/15/32	1,930	2,216
5% 8/15/34	5,360	6,107
5% 8/15/35	3,555	4,039
5% 8/15/42	5,465	6,109
5% 8/15/47	8,115	9,039
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	979
Series 2015 A, 5% 12/1/40	1,820	1,954
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A:
5% 9/1/22	1,905	2,094
5% 9/1/25	340	372
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	946
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,667
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	1,470	1,683
5% 8/1/26	280	319

TOTAL FLORIDA		536,792

Georgia - 1.6%
Atlanta Wtr. & Wastewtr. Rev. 5% 11/1/27	830	960
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997 1, 2.05%, tender 11/19/21 (a)	1,655	1,614
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	6,290	6,260
2.2%, tender 4/2/19 (a)	2,485	2,484
2.2%, tender 4/2/19 (a)	5,380	5,378
2.2%, tender 4/2/19 (a)	3,395	3,393
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	2,485	2,674
Fulton County Wtr. & Swr. Rev. Series 2011, 5% 1/1/24	5,380	5,696
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S:
5% 10/1/22	2,835	3,127
5% 10/1/23	3,310	3,646
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	1,803
5% 8/1/39	1,705	1,844
5% 8/1/43	2,275	2,456
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	21,230	22,417
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series A, 5.25% 9/15/19	1,585	1,621
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25	2,900	3,247
5% 4/1/30	1,655	1,811
5% 4/1/44	3,160	3,363
Valdosta & Lowndes County Hosp. (South Georgia Med. Ctr. Proj.) 5% 10/1/20	875	878

TOTAL GEORGIA		74,672

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (d)	6,210	6,811
5% 7/1/45 (d)	16,455	18,008
Series 2018 A:
5% 7/1/29 (d)	1,055	1,235
5% 7/1/30 (d)	1,240	1,439
5% 7/1/31 (d)	1,215	1,404
5% 7/1/32 (d)	1,240	1,428
5% 7/1/33 (d)	1,265	1,451
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (d)	1,305	1,424
5.25% 8/1/24 (d)	1,655	1,848
5.25% 8/1/25 (d)	2,070	2,295

TOTAL HAWAII		37,343

Idaho - 0.1%
Idaho Health Facilities Auth. Rev. Series 2015 ID, 5% 12/1/25	2,275	2,635
Illinois - 23.4%
Boone & Winnebago County Cmnty. Unit School District 200:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,426
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,615	1,493
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,960	1,788
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,975	2,098
Series 2010 F, 5% 12/1/20	1,070	1,101
Series 2011 A:
5% 12/1/41	4,790	4,791
5.25% 12/1/41	2,965	2,986
5.5% 12/1/39	6,540	6,638
Series 2012 A, 5% 12/1/42	7,630	7,630
Series 2015 C, 5.25% 12/1/39	1,405	1,427
Series 2016 B, 6.5% 12/1/46	660	734
Series 2017 A, 7% 12/1/46 (c)	2,320	2,692
Series 2017 C:
5% 12/1/22	2,175	2,264
5% 12/1/23	1,880	1,965
5% 12/1/24	4,770	5,009
5% 12/1/25	2,725	2,866
5% 12/1/26	800	843
5% 12/1/30	2,105	2,181
Series 2017 D:
5% 12/1/23	2,460	2,571
5% 12/1/24	1,030	1,082
5% 12/1/31	2,485	2,564
Series 2018 A:
5% 12/1/25	830	873
5% 12/1/26	830	875
5% 12/1/28	3,915	4,115
5% 12/1/30	1,655	1,721
5% 12/1/32	950	981
5% 12/1/35	830	847
Series 2018 C, 5% 12/1/46	3,250	3,226
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (d)	8,550	9,383
5% 1/1/28 (d)	15,855	17,339
5% 1/1/33 (d)	4,450	4,806
5% 1/1/34 (d)	2,150	2,317
Series 2016 A, 5% 1/1/28 (d)	1,655	1,856
Series 2016 B:
4% 1/1/35	1,305	1,325
5% 1/1/36	1,655	1,818
5% 1/1/37	2,235	2,441
5% 1/1/46	5,865	6,331
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	5,195	5,702
Series 2013 D, 5% 1/1/27	2,650	2,909
Series 2015 A:
5% 1/1/31 (d)	5,000	5,490
5% 1/1/32 (d)	10,100	11,056
Series 2015 C:
5% 1/1/24 (d)	1,190	1,320
5% 1/1/46 (d)	1,985	2,128
Series 2016 B, 5% 1/1/34	5,050	5,622
Series 2016 C:
5% 1/1/33	2,255	2,520
5% 1/1/34	2,610	2,906
Series 2016 G:
5% 1/1/37 (d)	1,655	1,812
5% 1/1/42 (d)	1,655	1,796
5.25% 1/1/29 (d)	290	333
5.25% 1/1/31 (d)	330	376
Series 2017 A, 5% 1/1/31	2,925	3,340
Series 2017 B:
5% 1/1/35	1,740	1,954
5% 1/1/37	7,080	7,893
Series 2017 C:
5% 1/1/30	495	568
5% 1/1/31	495	565
5% 1/1/32	540	613
Series 2017 D:
5% 1/1/28 (d)	2,475	2,815
5% 1/1/29 (d)	2,070	2,342
5% 1/1/32 (d)	2,235	2,490
5% 1/1/34 (d)	3,360	3,716
5% 1/1/35 (d)	2,485	2,741
5% 1/1/36 (d)	3,090	3,395
5% 1/1/37 (d)	1,655	1,812
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (d)	2,185	2,405
5% 7/1/48 (d)	9,030	9,819
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	14,900	16,116
Series 2017, 5% 12/1/46	3,395	3,635
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,670	1,807
5% 6/1/23	1,505	1,657
5% 6/1/24	255	285
5% 6/1/25	255	288
5% 6/1/26	205	233
Cook County Forest Preservation District:
Series 2012 A, 5% 11/15/22	1,655	1,791
Series 2012 C, 5% 12/15/21	830	884
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	570	599
5.25% 11/15/33	14,925	15,502
Series 2010 G, 5% 11/15/25	2,815	2,930
Series 2012 C, 5% 11/15/24	9,190	9,961
Series 2016 A:
5% 11/15/26	4,420	5,005
5% 11/15/27	2,320	2,610
5% 11/15/28	3,020	3,375
5% 11/15/29	3,760	4,169
5% 11/15/30	4,140	4,573
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2017, 5% 2/1/25	745	844
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	540	615
5% 8/1/30	760	862
5% 8/1/32	1,015	1,141
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	862
5% 10/1/29	830	955
5% 10/1/30	830	951
5% 10/1/35	1,655	1,863
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	25,448
5% 5/15/43	34,525	38,115
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	25,025	26,064
5.375% 5/15/30	6,020	6,239
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	956
4% 2/15/33	225	236
5% 2/15/25	190	219
5% 2/15/26	2,525	2,948
5% 2/15/29	5,110	5,957
5% 2/15/36	1,160	1,304
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	886
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	459
Series 2009, 5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,545	1,620
Series 2010, 5.25% 5/1/25	5,795	6,044
Series 2012 A:
5% 5/15/20	415	432
5% 5/15/22	1,805	1,968
5% 5/15/23	250	271
Series 2012:
4% 9/1/32	7,265	7,426
5% 9/1/32	1,575	1,700
5% 9/1/38	21,730	23,218
5% 11/15/43	4,315	4,522
Series 2013:
5% 11/15/24	415	454
5% 11/15/27	85	92
5% 11/15/28	2,380	2,573
5% 11/15/29	1,160	1,252
5% 5/15/43	9,775	10,176
Series 2014, 5% 8/1/38	11,050	12,053
Series 2015 A:
5% 11/15/21	495	535
5% 11/15/45	2,670	2,860
Series 2015 B, 5% 11/15/27	2,615	2,971
Series 2015 C:
4.125% 8/15/37	715	720
5% 8/15/35	6,175	6,718
5% 8/15/44	30,175	32,220
Series 2016 A:
5% 8/15/22	830	894
5% 7/1/24	1,155	1,309
5% 8/15/25	1,970	2,209
5% 8/15/26	2,635	2,980
5% 7/1/28	1,020	1,168
5% 2/15/29	4,255	4,794
5% 2/15/30	4,490	5,037
5% 7/1/30	590	667
5% 2/15/31	3,620	4,044
5% 7/1/31	1,040	1,162
5% 2/15/32	3,520	3,916
5% 7/1/33	540	600
5% 7/1/34	4,140	4,581
5% 8/15/34	535	583
5% 8/15/35	420	457
5% 7/1/36	2,140	2,353
5% 8/15/36	1,685	1,825
5.25% 8/15/27	1,865	2,131
5.25% 8/15/28	2,395	2,723
5.25% 8/15/30	1,840	2,075
5.25% 8/15/31	495	556
Series 2016 B:
5% 8/15/31	6,095	6,934
5% 8/15/32	5,000	5,658
5% 8/15/34	6,220	6,986
5% 8/15/36	8,680	9,632
Series 2016 C:
3.75% 2/15/34	1,215	1,215
4% 2/15/36	5,160	5,271
4% 2/15/41	14,810	14,922
5% 2/15/22	1,095	1,193
5% 2/15/24	555	630
5% 2/15/30	6,425	7,440
5% 2/15/31	12,595	14,505
5% 2/15/32	3,660	4,189
5% 2/15/34	2,920	3,309
5% 2/15/41	8,845	9,808
Series 2016:
5% 5/15/29	1,040	1,184
5% 12/1/29	1,420	1,596
5% 5/15/30	2,200	2,486
5% 12/1/46	3,865	4,116
Series 2017 A, 5% 8/1/42	730	782
Series 2017:
5% 7/1/26	1,450	1,727
5% 1/1/29	2,775	3,257
5% 7/1/33	5,640	6,488
5% 7/1/34	4,640	5,324
5% 7/1/35	3,900	4,466
Series 2018 A:
4.25% 1/1/44	2,465	2,483
5% 1/1/44	14,900	16,051
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	2,565	2,631
Series 2012 A, 4% 1/1/23	2,090	2,114
Series 2012:
5% 8/1/21	1,985	2,068
5% 3/1/23	4,265	4,449
5% 8/1/23	3,810	4,038
Series 2013:
5% 1/1/22	2,420	2,463
5.5% 7/1/24	830	899
5.5% 7/1/25	4,315	4,660
Series 2014:
5% 2/1/22	880	921
5% 2/1/23	3,665	3,866
5% 2/1/25	3,005	3,173
5% 2/1/26	2,270	2,387
5% 4/1/28	1,895	1,979
5% 5/1/28	1,780	1,860
5.25% 2/1/31	360	376
Series 2016:
5% 2/1/23	1,500	1,582
5% 2/1/24	8,285	8,795
5% 6/1/25	7,295	7,789
5% 11/1/25	2,485	2,657
5% 6/1/26	995	1,065
5% 2/1/27	9,975	10,700
Series 2017 D:
5% 11/1/22	19,770	20,852
5% 11/1/23	20,695	21,977
5% 11/1/24	28,975	30,916
5% 11/1/25	28,795	30,783
5% 11/1/26	8,690	9,317
5% 11/1/27	2,900	3,114
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/25	6,715	7,664
5% 2/1/26	8,585	9,840
5% 2/1/31	3,370	3,802
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A:
5% 1/1/37	3,020	3,372
5% 1/1/40	12,915	14,332
Series 2015 B, 5% 1/1/40	7,205	7,941
Series 2016 A:
5% 12/1/31	5,825	6,579
5% 12/1/32	8,525	9,611
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/19 (FSA Insured)	1,655	1,625
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/21 (AMBAC Insured)	2,560	2,382
0% 12/1/21 (Escrowed to Maturity)	1,575	1,487
6.5% 1/1/20 (AMBAC Insured)	2,600	2,713
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	6,447
5% 2/1/35	4,140	4,595
5% 2/1/36	7,120	7,874
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,495	1,419
McHenry & Kane Counties Cmnty. Consolidated School District #158:
Series 2003:
0% 1/1/19	2,295	2,295
0% 1/1/19 (Escrowed to Maturity)	155	155
Series 2004, 0% 1/1/24 (FSA Insured)	4,220	3,657
0% 1/1/19 (Escrowed to Maturity)	35	35
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,990	2,861
Series 1994 A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,500	5,431
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,215	4,459
Series 2010 B1:
0% 6/15/43 (FSA Insured)	41,985	13,909
0% 6/15/44 (FSA Insured)	48,430	15,297
0% 6/15/45 (FSA Insured)	25,250	7,603
0% 6/15/47 (FSA Insured)	3,000	820
Series 2012 B, 0% 12/15/51	10,845	2,114
Series A:
0% 6/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,045	929
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,560	2,056
Series 1993:
0% 6/15/19	2,300	2,271
0% 6/15/19 (Escrowed to Maturity)	470	466
Series 1996 A, 0% 6/15/24	2,535	2,078
Series 2002, 5.5% 6/15/20	220	222
Series 2017 B:
5% 12/15/25	830	892
5% 12/15/26	2,755	2,970
5% 12/15/27	295	318
5% 12/15/31	560	598
5% 12/15/34	330	349
Series A, 0% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,785	1,737
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,140	4,713
5% 6/1/28	2,275	2,575
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1991, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,625	6,430
Series 1999 A:
0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,325	1,286
0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,110	3,889
Series 2010 A:
5% 4/1/25	5,070	5,236
5.25% 4/1/30	3,475	3,592
Series 2013:
6% 10/1/42	4,555	5,099
6.25% 10/1/38	4,495	5,094
Series 2018 A, 5% 4/1/30	3,425	3,965
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	5,095	4,014
Series 2012, 0% 11/1/25	985	806
0% 11/1/19 (Escrowed to Maturity)	1,215	1,195
0% 11/1/19 (FSA Insured)	7,790	7,650
Will County Illinois Series 2016:
5% 11/15/31	1,340	1,510
5% 11/15/32	1,020	1,146
5% 11/15/33	1,240	1,389
5% 11/15/34	1,240	1,385

TOTAL ILLINOIS		1,120,336

Indiana - 1.3%
Crown Point Multi-School Bldg. Corp. 0% 1/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,195	5,935
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/30	3,790	4,073
5% 3/1/41	6,920	7,349
Series 2015 A, 5.25% 2/1/32	5,845	6,783
Series 2016:
4% 9/1/21	330	346
5% 9/1/22	250	275
5% 9/1/23	375	420
5% 9/1/24	560	638
5% 9/1/26	1,075	1,256
5% 9/1/27	540	624
5% 9/1/28	2,535	2,910
5% 9/1/29	1,240	1,417
5% 9/1/30	1,160	1,318
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	330	367
5% 10/1/26	2,105	2,334
Series 2015 A, 5% 10/1/30	3,990	4,502
Series 2011 A, 5.25% 10/1/25	1,450	1,574
Indianapolis Local Pub. Impt. Series 2016:
4% 1/1/32 (d)	830	860
4% 1/1/33 (d)	830	857
4% 1/1/34 (d)	830	853
4% 1/1/35 (d)	2,300	2,355
5% 1/1/26 (d)	875	1,007
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30	1,700	1,866
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,183
5% 7/1/35	1,960	2,323
5% 7/1/36	2,130	2,511
5% 7/1/37	1,970	2,313
5% 7/1/38	2,600	3,041
Zionsville Cmnty. Schools Bldg. Series 2005, 5% 7/15/20 (FSA Insured)	1,610	1,674

TOTAL INDIANA		62,964

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,145	1,183
5% 5/15/48	2,010	2,069

TOTAL IOWA		3,252

Kansas - 0.6%
Kansas Dev. Fin. Agcy. Series 2009:
5.75% 11/15/38 (Pre-Refunded to 11/15/19 @ 100)	230	237
5.75% 11/15/38 (Pre-Refunded to 11/15/19 @ 100)	10,120	10,462
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,540	1,689
5% 9/1/25	3,310	3,626
5% 9/1/26	1,615	1,768
Series 2016 A:
5% 9/1/40	3,740	4,165
5% 9/1/45	5,630	6,248

TOTAL KANSAS		28,195

Kentucky - 0.9%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	540	571
5% 1/1/22	600	649
5% 1/1/23	350	386
5% 1/1/28	1,310	1,498
5% 1/1/31	1,240	1,399
5% 1/1/32	1,240	1,392
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	1,340	1,437
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	954
5% 5/1/27	2,435	2,817
5% 5/1/29	4,510	5,211
5% 5/1/32	1,185	1,357
5% 5/1/33	915	1,044
5% 5/1/34	1,045	1,187
5% 5/1/35	615	695
5% 5/1/36	520	585
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,815	3,144
5.75% 10/1/38	7,255	8,127
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28	615	656
5% 12/1/30	600	637
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	2,485	2,658
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	6,730	6,760

TOTAL KENTUCKY		43,164

Louisiana - 0.9%
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,240	1,422
5% 12/15/25	2,585	3,002
5% 12/15/26	1,045	1,227
5% 12/15/28	1,655	1,913
5% 12/15/29	1,175	1,345
5% 12/15/30	2,320	2,637
Series 2018 E:
5% 7/1/37	1,615	1,802
5% 7/1/38	1,260	1,400
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (d)	1,160	1,290
5% 1/1/29 (d)	4,295	4,733
5% 1/1/30 (d)	5,795	6,360
5% 1/1/31 (d)	2,070	2,264
5% 1/1/40 (d)	6,860	7,374
Series 2017 B:
5% 1/1/27 (d)	330	379
5% 1/1/28 (d)	205	234
5% 1/1/32 (d)	330	369
5% 1/1/33 (d)	580	647
5% 1/1/34 (d)	180	200
5% 1/1/35 (d)	330	365
Series 2017 D2:
5% 1/1/27 (d)	415	477
5% 1/1/28 (d)	595	680
5% 1/1/31 (d)	530	596
5% 1/1/33 (d)	850	948
5% 1/1/34 (d)	1,020	1,133
5% 1/1/36 (d)	775	855
5% 1/1/37 (d)	1,275	1,402

TOTAL LOUISIANA		45,054

Maine - 1.1%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,140	3,273
Series 2013, 5% 7/1/25	1,475	1,592
Series 2016 A:
4% 7/1/41	1,910	1,847
4% 7/1/46	2,680	2,543
5% 7/1/41	8,620	9,122
5% 7/1/46	22,975	24,237
Series 2017 B:
4% 7/1/25	375	407
4% 7/1/31	580	608
4% 7/1/32	415	432
4% 7/1/34	835	864
5% 7/1/26	270	313
5% 7/1/28	420	488
5% 7/1/29	330	381
5% 7/1/33	830	941
5% 7/1/35	630	710
Series 2017 D, 5.75% 7/1/38	135	135
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	988
5% 7/1/36	2,150	2,413
5% 7/1/38	555	619

TOTAL MAINE		51,913

Maryland - 0.6%
Baltimore Proj. Rev. (Wtr. Projs.) Series 2009 A:
5.375% 7/1/34 (Pre-Refunded to 7/1/19 @ 100)	155	158
5.375% 7/1/34 (Pre-Refunded to 7/1/19 @ 100)	260	265
City of Westminster Series 2016:
5% 11/1/27	2,150	2,405
5% 11/1/28	2,275	2,531
5% 11/1/29	2,410	2,662
5% 11/1/30	2,555	2,804
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,185
5% 6/1/35	1,655	1,855
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/41 (d)	1,505	1,584
5% 3/31/46 (d)	2,485	2,607
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	2,645	2,896
(Univ. of Maryland Med. Sys. Proj.) Series 2008 F, 5.25% 7/1/21	830	831
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,785	2,939
Series 2015, 5% 7/1/24	625	704
Series 2016 A:
4% 7/1/42	1,430	1,411
5% 7/1/35	575	631
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	1,455	1,389
3% 11/1/25	1,070	1,038
5% 11/1/30	375	402

TOTAL MARYLAND		30,297

Massachusetts - 1.9%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp. MA. Proj.) Series 2017:
5% 7/1/25	170	188
5% 7/1/29	590	650
5% 7/1/30	630	691
5% 7/1/31	665	727
5% 7/1/32	830	903
5% 7/1/34	830	897
5% 7/1/37	830	886
5% 7/1/42	745	788
(Lawrence Gen. Hosp.) Series 2017:
5% 7/1/19	230	233
5% 7/1/20	370	383
5% 7/1/21	380	401
5% 7/1/47	1,160	1,222
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,509
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	3,768
5% 7/1/32	11,870	13,780
5% 7/1/34	3,500	4,021
Series 2017, 4% 7/1/41	8,280	8,386
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36	1,310	1,428
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	827
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	945
5% 10/1/28	875	990
5% 10/1/29	920	1,037
5% 10/1/31	1,015	1,133
5% 10/1/32	1,065	1,185
Series 2016:
5% 10/1/29	830	969
5% 10/1/30	1,240	1,439
5% 7/1/31	1,385	1,551
5% 10/1/31	1,340	1,547
Series 2017, 5% 7/1/27	535	594
Series BB1, 5% 10/1/46	345	385
Massachusetts Edl. Fing. Auth. Rev. Series 2017 B, 4.25% 7/1/46 (d)	8,280	8,391
Massachusetts Gen. Oblig.:
Series 2016 B, 5% 7/1/31	2,005	2,331
Series 2017 A, 5% 4/1/36	1,750	2,009
Series 2017 D, 5% 2/1/33	4,460	5,179
Series 2017 F, 5% 11/1/46	2,485	2,816
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	1,155	1,160
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	2,011
5% 7/1/34	895	1,031
5% 7/1/38	1,300	1,479
Series 2016 B, 5% 7/1/43 (d)	7,110	7,837
Series 2017 A, 5% 7/1/25 (d)	1,500	1,735

TOTAL MASSACHUSETTS		89,442

Michigan - 2.0%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/32 (FSA Insured)	1,000	1,079
Series A, 5% 7/1/34 (FSA Insured)	1,000	1,072
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	3,310	3,595
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,299
5% 7/1/48	8,725	9,842
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,955	2,208
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	2,485	2,683
Michigan Bldg. Auth. Rev. (Facilities Prog.):
Series 2015 I, 5% 4/15/30	4,140	4,760
Series 2016 I, 5% 4/15/24	245	280
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	2,904
(Trinity Health Proj.) Series 2017:
5% 12/1/35	1,585	1,806
5% 12/1/42	2,140	2,391
Series 2012 A:
5% 6/1/20 (Escrowed to Maturity)	1,695	1,766
5% 6/1/21 (Escrowed to Maturity)	290	310
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,900	3,187
Series 2012, 5% 11/15/42	8,595	9,156
Series 2015 MI, 5% 12/1/24	3,680	4,222
Series 2016, 5% 11/15/41	1,560	1,681
Series MI, 5.5% 12/1/27	3,930	4,622
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	1,240	1,434
Series 2012 A, 5% 6/1/26	1,655	1,801
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	175	176
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,728
5% 11/1/31	2,090	2,402
5% 11/1/36	205	231
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (d)	5,790	6,581
Series 2015 G, 5% 12/1/28 (d)	4,555	5,156
Series 2017 A:
4% 12/1/33 (FSA Insured)	1,230	1,304
4% 12/1/34 (FSA Insured)	1,020	1,071
4% 12/1/35 (FSA Insured)	995	1,047
4% 12/1/36 (FSA Insured)	1,035	1,082
5% 12/1/31	310	358
5% 12/1/32	315	362
5% 12/1/34	580	665
5% 12/1/35	540	617
5% 12/1/37	355	400
Series 2017 B:
5% 12/1/29 (d)	495	567
5% 12/1/30 (d)	580	660
5% 12/1/31 (d)	660	748
5% 12/1/32 (d)	420	475
5% 12/1/32 (d)	540	610
5% 12/1/34 (d)	495	556
5% 12/1/35 (d)	540	605
5% 12/1/37 (d)	705	783
5% 12/1/42 (d)	830	911
Series 2018 D, 5% 12/1/29 (d)	3,645	4,249

TOTAL MICHIGAN		97,442

Minnesota - 0.2%
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,587
Series 2017:
4% 5/1/21	415	432
5% 5/1/25	660	755
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	699
5% 10/1/45	1,370	1,490
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	990	1,091
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/44 (Pre-Refunded to 11/15/25 @ 100)	1,255	1,473

TOTAL MINNESOTA		8,527

Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	643
5% 3/1/31	620	683
5% 3/1/36	1,240	1,341
Kansas City Spl. Oblig.:
5% 9/1/26	980	999
5% 9/1/27	405	413
5% 9/1/28	830	846
5% 9/1/29	830	846
5% 9/1/30	1,150	1,172
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	710	729
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	830	847
3.25% 2/1/28	830	850
4% 2/1/40	660	670
5% 2/1/29	1,025	1,165
5% 2/1/31	2,150	2,419
5% 2/1/33	2,375	2,660
5% 2/1/36	2,235	2,479
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	1,395	1,399
5.125% 9/1/48	2,460	2,463

TOTAL MISSOURI		22,624

Nebraska - 0.3%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	892
5% 7/1/36	570	649
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,304
5% 1/1/40	935	1,042
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/22 (d)	620	685
5% 12/15/23 (d)	620	698
5% 12/15/25 (d)	330	381
5% 12/15/26 (d)	1,190	1,390
5% 12/15/27 (d)	830	964
5% 12/15/30 (d)	1,240	1,417
5% 12/15/31 (d)	650	741
5% 12/15/33 (d)	660	749
5% 12/15/35 (d)	1,655	1,869
5% 12/15/36 (d)	420	473
Series 2017 C, 5% 12/15/21 (d)	340	368

TOTAL NEBRASKA		14,622

Nevada - 0.5%
Clark County Arpt. Rev. (Sub Lien Proj.) Series 2017 A-1, 5% 7/1/21 (d)	5,770	6,157
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B:
5% 7/1/20 (d)	1,625	1,693
5% 7/1/22 (d)	1,865	2,031
5% 7/1/23 (d)	3,310	3,663
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	4,485	4,797
Series 2016 B, 5% 6/1/36	3,750	4,269

TOTAL NEVADA		22,610

New Hampshire - 1.8%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,485	2,736
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	415	487
5% 8/1/30	830	963
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/29	705	822
(Partners Healthcare Sys., Inc. Proj.):
Series 2017:
5% 7/1/29	3,540	4,186
5% 7/1/34	4,415	5,069
Series 2017:
5% 7/1/28	3,330	3,958
5% 7/1/30	2,125	2,494
5% 7/1/31	4,760	5,555
5% 7/1/32	3,185	3,698
5% 7/1/33	2,900	3,349
5% 7/1/35	4,635	5,298
5% 7/1/36	4,870	5,534
5% 7/1/37	4,290	4,850
Series 2017 B, 4.125% 7/1/24 (c)	1,750	1,753
Series 2017 C, 3.5% 7/1/22 (c)	550	550
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	310	321
Series 2012:
4% 7/1/32	2,295	2,351
5% 7/1/24	830	903
5% 7/1/25	980	1,063
5% 7/1/27	415	447
Series 2016:
3% 10/1/20	465	471
4% 10/1/38	2,010	1,972
5% 10/1/22	885	957
5% 10/1/24	1,755	1,953
5% 10/1/25	1,740	1,954
5% 10/1/29	5,525	6,142
5% 10/1/31	4,315	4,757
5% 10/1/33	3,355	3,672
5% 10/1/38	6,185	6,644
New Hampshire Tpk. Sys. Rev. Series 2012 B, 5% 2/1/24	1,470	1,593

TOTAL NEW HAMPSHIRE		86,502

New Jersey - 6.3%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	860	986
5% 7/1/30 (FSA Insured)	2,105	2,395
5% 7/1/32 (FSA Insured)	1,035	1,170
5% 7/1/33 (FSA Insured)	1,075	1,211
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	10,905	12,088
Series 2017 B:
5% 11/1/23	14,900	16,314
5% 11/1/24	5,795	6,397
Series 2009 AA, 5.5% 12/15/29	1,380	1,399
Series 2013 NN:
5% 3/1/26	4,125	4,427
5% 3/1/27	51,700	55,275
5% 3/1/29	2,055	2,182
Series 2013:
5% 3/1/23	16,455	17,847
5% 3/1/24	14,900	16,106
5% 3/1/25	1,820	1,961
Series 2015 XX:
5% 6/15/22	2,720	2,923
5% 6/15/23	4,140	4,511
5.25% 6/15/27	14,075	15,640
Series 2016 AAA:
5.5% 6/15/31	1,655	1,861
5.5% 6/15/32	4,140	4,634
Series 2016 BBB:
5% 6/15/21	3,310	3,498
5% 6/15/22	5,355	5,754
5% 6/15/23	8,620	9,393
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017:
5% 10/1/21 (d)	1,240	1,319
5% 10/1/22 (d)	780	842
5% 10/1/23 (d)	1,240	1,356
5% 10/1/37 (d)	4,590	4,891
5% 10/1/47 (d)	7,450	7,832
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	1,931
5% 7/1/32	1,985	2,196
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/20	415	431
5% 7/1/21	275	293
5% 7/1/22	275	299
5% 7/1/23	970	1,072
5% 7/1/24	1,600	1,792
5% 7/1/25	1,660	1,880
5% 7/1/26	915	1,044
5% 7/1/26	275	314
5% 7/1/27	420	477
5% 7/1/27	620	726
5% 7/1/28	300	349
5% 7/1/29	580	652
5% 7/1/29	415	466
5% 7/1/30	690	770
5% 7/1/30	830	954
Series 2016:
4% 7/1/48	2,400	2,323
5% 7/1/41	2,865	3,045
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (d)	1,000	1,088
5% 12/1/23 (d)	1,675	1,850
5% 12/1/26 (d)	830	948
Series 2017 1B, 5% 12/1/21 (d)	1,060	1,133
Series 2018 B:
5% 12/1/25 (d)	3,495	3,959
5% 12/1/26 (d)	1,035	1,182
Series 2018 C, 4% 12/1/48 (d)	1,835	1,785
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	3,230	3,457
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	330	362
Series 2010 D, 5.25% 12/15/23	5,220	5,784
Series 2014 AA:
5% 6/15/23	21,440	23,363
5% 6/15/24	8,280	9,102
Series 2016 A:
5% 6/15/27	2,250	2,523
5% 6/15/28	9,150	10,195
5% 6/15/29	1,865	2,070
Series 2016 A-2, 5% 6/15/23	4,455	4,880
South Jersey Port Corp. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B:
5% 1/1/42 (d)	2,485	2,656
5% 1/1/48 (d)	1,655	1,760
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 1/1/37 (d)	830	899

TOTAL NEW JERSEY		304,222

New York - 4.8%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,096
4% 7/1/34	1,035	1,090
Series 2017 4% 12/1/20 (c)	800	823
Series 2017:
4% 12/1/21 (c)	900	936
5% 12/1/22 (c)	1,400	1,524
5% 12/1/23 (c)	1,200	1,327
5% 12/1/24 (c)	1,100	1,235
5% 12/1/25 (c)	1,200	1,362
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A:
5.75% 2/15/47	5,445	5,835
5.75% 2/15/47 (Pre-Refunded to 2/15/21 @ 100)	250	271
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	10,760	11,605
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	27,963
New York City Gen. Oblig.:
Series 2003 A, 5.5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5	5
Series 2009, 5.625% 4/1/29	120	121
Series 2012 A1, 5% 8/1/24	6,125	6,575
Series 2012 E, 5% 8/1/24	4,140	4,504
Series 2015 C, 5% 8/1/27	580	668
Series 2016 C and D, 5% 8/1/28	2,175	2,527
Series 2016 E, 5% 8/1/28	3,645	4,273
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) 5% 1/1/19 (AMBAC Insured)	3,090	3,090
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	3,910	3,938
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011 EE, 5.375% 6/15/43	17,505	18,570
Series 2012 EE, 5.25% 6/15/30	5,960	6,596
Series 2013 2, 5% 6/15/47	1,750	1,900
Series 2013 BB, 5% 6/15/47	7,440	8,165
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S3, 5.25% 1/15/34	14,735	14,753
Series 2015 S1, 5% 7/15/43	4,140	4,553
Series 2015 S2, 5% 7/15/35	1,465	1,646
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	4,635	5,089
New York Dorm. Auth. Personal Income Tax Rev. Series 2014 A, 5% 2/15/39 (Pre-Refunded to 2/15/19 @ 100)	5	5
New York Dorm. Auth. Revs. Series 2010 A, 5% 7/1/26	3,310	3,452
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	5,630	6,449
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	25,250	27,572
Series 2012 F, 5% 11/15/24	10,265	11,249
Series 2014 B, 5% 11/15/44	8,280	8,920
Series 2015 A1, 5% 11/15/45	6,170	6,683
New York State Dorm. Auth. Series A:
5% 2/15/34	45	45
5% 2/15/39	185	186
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	3,560	3,752
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	6,001
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	5,186
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	897
Rockland County Gen. Oblig. Series 2014 A:
4% 3/1/23 (FSA Insured)	930	999
4% 3/1/24 (FSA Insured)	1,140	1,238
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,746

TOTAL NEW YORK		229,420

North Carolina - 0.6%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,495
5% 7/1/33	1,040	1,216
5% 7/1/37	2,910	3,348
Series 2017 B:
5% 7/1/20 (d)	165	172
5% 7/1/21 (d)	175	187
5% 7/1/22 (d)	125	137
5% 7/1/23 (d)	135	151
5% 7/1/24 (d)	155	176
5% 7/1/25 (d)	85	98
5% 7/1/26 (d)	85	99
5% 7/1/27 (d)	160	189
5% 7/1/28 (d)	135	158
5% 7/1/29 (d)	195	227
5% 7/1/30 (d)	210	244
5% 7/1/31 (d)	395	457
5% 7/1/32 (d)	420	484
5% 7/1/33 (d)	440	505
5% 7/1/34 (d)	460	526
5% 7/1/35 (d)	315	359
5% 7/1/36 (d)	255	289
5% 7/1/37 (d)	300	339
5% 7/1/42 (d)	975	1,090
Series 2017 C, 4% 7/1/32	1,190	1,285
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2012, 5% 11/1/41	4,490	4,718
5% 11/1/30 (FSA Insured)	1,055	1,057
North Carolina Med. Care Cmnty. Health:
Series 2012 A, 5% 11/15/26	1,070	1,153
Series 2017, 5% 10/1/31	1,405	1,448
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	7,805	8,098
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A, 5% 1/1/30	790	792

TOTAL NORTH CAROLINA		30,497

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	4,430	4,563
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	1,905	1,970

TOTAL NORTH DAKOTA		6,533

Ohio - 1.9%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	7,956
Allen County Hosp. Facilities Rev. (Mercy Health):
Series 2017 A:
5% 8/1/25	2,475	2,837
5% 8/1/26	1,645	1,906
5% 8/1/27	2,060	2,409
5% 8/1/28	2,060	2,408
5% 8/1/29	4,130	4,800
5% 8/1/30	3,520	4,070
Series 2017 B, 5%, tender 5/5/22 (a)	3,030	3,315
American Muni. Pwr., Inc. Rev.:
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	11,675	13,015
Series 2012 B:
5% 2/15/42	1,615	1,715
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	460	502
Columbus City School District 5% 12/1/29	1,740	2,029
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	5,525	6,030
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	2,975	3,298
5% 12/1/26	555	614
Lake County Hosp. Facilities Rev.:
Series 2015:
5% 8/15/29	1,160	1,294
5% 8/15/30	1,245	1,382
5.75% 8/15/38	135	135
6% 8/15/43	660	662
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	3,685	3,816
5% 2/15/44	4,415	4,507
5% 2/15/48	11,260	11,460
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	857
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/29	1,815	2,057
5% 2/15/34	370	409
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	4,190
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	620	647
5% 12/1/42	825	848

TOTAL OHIO		89,168

Oklahoma - 0.3%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	2,305	2,696
5% 9/1/28	1,210	1,395
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,211
5% 10/1/29	1,160	1,333
5% 10/1/36	830	938
5% 10/1/39	1,655	1,864
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	415	448
5% 8/15/23	215	236
5% 8/15/33	910	1,006
5% 8/15/38	2,650	2,840
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	1,070	1,203

TOTAL OKLAHOMA		15,170

Oregon - 0.0%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	660	660
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/30	830	855
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	645	690

TOTAL OREGON		2,205

Pennsylvania - 6.8%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 5.625% 8/15/39	6,065	6,183
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	975
5% 7/15/29	1,290	1,517
5% 7/15/32	830	960
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,565	2,921
Series 2018 A, 5% 11/15/23	1,075	1,201
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/21	290	309
5% 6/1/23	415	462
5% 6/1/28	885	1,015
5% 6/1/29	970	1,108
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,485
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	1,205	1,247
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,133
4% 7/15/35	2,135	2,182
4% 7/15/37	4,140	4,184
5% 7/15/25	330	378
5% 7/15/26	1,035	1,197
5% 7/15/27	1,745	2,032
5% 7/15/28	1,285	1,495
5% 7/15/29	1,385	1,603
5% 7/15/30	1,815	2,086
5% 7/15/31	1,240	1,420
5% 7/15/32	1,305	1,488
5% 7/15/34	1,405	1,591
5% 7/15/36	4,150	4,659
5% 7/15/38	4,990	5,525
5% 7/15/43	5,795	6,364
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,386
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,145	4,016
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	950
5% 7/1/27	830	951
5% 7/1/28	830	947
5% 7/1/34	3,045	3,397
5% 7/1/36	1,655	1,835
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	1,655	1,823
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	3,400	3,731
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	1,095	1,160
5% 10/1/22	1,140	1,229
5% 10/1/23	325	356
5% 10/1/24	965	1,071
5% 10/1/25	865	956
5% 10/1/27	415	454
Series 2016 A:
5% 10/1/28	1,255	1,416
5% 10/1/29	2,150	2,417
5% 10/1/31	3,790	4,219
5% 10/1/36	6,790	7,394
5% 10/1/40	3,320	3,562
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St Lukes Hosp. & Health Ntw Proj.) Series 2016 A, 5% 8/15/36	615	682
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	10,545	10,578
Series 2016 A, 5% 8/15/46	24,835	27,115
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	780	780
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	3,200
Series 2017:
5% 5/1/35	1,025	1,159
5% 5/1/37	1,295	1,449
5% 5/1/41	5,860	6,480
Series 2016:
5% 5/1/28	415	476
5% 5/1/32	1,040	1,169
5% 5/1/33	1,405	1,575
Series 2018 A, 5% 2/15/48	1,575	1,810
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	962
5% 7/1/26	830	972
5% 7/1/27	660	780
Series 2017 B:
5% 7/1/22 (d)	1,820	1,981
5% 7/1/22	240	263
5% 7/1/23 (d)	1,240	1,374
5% 7/1/23	415	465
5% 7/1/25 (d)	2,900	3,315
5% 7/1/26 (d)	2,485	2,865
5% 7/1/27(d)	2,070	2,404
5% 7/1/28 (d)	2,485	2,867
5% 7/1/29 (d)	1,865	2,140
5% 7/1/32 (d)	2,485	2,811
5% 7/1/33 (d)	1,865	2,103
5% 7/1/34 (d)	3,310	3,719
5% 7/1/37 (d)	3,725	4,141
5% 7/1/42 (d)	11,175	12,285
5% 7/1/47 (d)	15,730	17,245
Philadelphia Gas Works Rev. Series 9, 5.25% 8/1/40	2,305	2,404
Philadelphia School District:
Series 2016 D:
5% 9/1/25	7,275	8,260
5% 9/1/26	7,600	8,700
5% 9/1/27	8,020	9,152
5% 9/1/28	6,705	7,612
Series 2016 F:
5% 9/1/28	11,600	13,168
5% 9/1/29	7,540	8,532
Series 2018 A:
5% 9/1/36	1,575	1,754
5% 9/1/37	910	1,008
5% 9/1/38	1,450	1,599
Series 2018 B, 5% 9/1/43	2,115	2,304
Series F:
5% 9/1/30	5,625	6,328
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	24
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A:
5% 10/1/35	4,190	4,828
5% 10/1/36	6,210	7,128
5% 10/1/48	6,000	6,716
Scranton-Lackawanna Health & Welfare Auth. Rev. (Marywood Univ. Proj.) Series 2016, 5% 6/1/36	3,310	3,338
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,055	1,188
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	5,083
5% 8/1/48	5,335	5,872

TOTAL PENNSYLVANIA		328,153

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	703
5% 9/1/36	5,810	6,119
Series 2016, 5% 5/15/39	5,215	5,617
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 3.5% 12/1/34 (d)	3,040	3,057

TOTAL RHODE ISLAND		15,496

South Carolina - 3.6%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,598
5% 12/1/26	1,160	1,318
5% 12/1/28	4,690	5,300
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
(Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	2,400	2,654
Series 2013, 5% 11/1/27 (Pre-Refunded to 11/1/22 @ 100)	7,535	8,332
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (d)	4,315	4,665
Series 2015, 5.25% 7/1/55 (d)	5,280	5,717
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	33,515	35,689
Series 2014 A:
5% 12/1/49	11,210	11,678
5.5% 12/1/54	12,985	13,878
Series 2014 C, 5% 12/1/46	3,895	4,077
Series 2015 A, 5% 12/1/50	5,180	5,425
Series 2015 C, 5% 12/1/22	6,985	7,632
Series 2015 E, 5.25% 12/1/55	6,195	6,608
Series 2016 A:
5% 12/1/29	2,485	2,762
5% 12/1/38	250	269
Series 2016 B:
5% 12/1/31	910	1,008
5% 12/1/41	12,515	13,391
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	15,521
4% 4/15/48	10,815	10,595
5% 4/15/48	12,665	13,782

TOTAL SOUTH CAROLINA		172,899

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	620
Series 2017:
5% 7/1/26	250	292
5% 7/1/28	250	292
5% 7/1/29	470	546

TOTAL SOUTH DAKOTA		1,750

Tennessee - 0.3%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	815	904
5% 7/1/24	1,225	1,358
5% 7/1/25	1,225	1,354
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B:
5.75% 7/1/23 (d)	4,820	5,064
5.75% 7/1/24 (d)	3,310	3,476

TOTAL TENNESSEE		12,156

Texas - 8.4%
Argyle Independent School District 5.25% 8/15/40 (FSA Insured)	105	105
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	2,565	2,679
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	830	939
5% 11/15/27 (d)	1,035	1,165
5% 11/15/28 (d)	1,240	1,389
5% 11/15/39 (d)	9,440	10,374
5% 11/15/44 (d)	23,065	25,282
Series 2017 B:
5% 11/15/28 (d)	830	951
5% 11/15/30 (d)	1,275	1,450
5% 11/15/32 (d)	1,005	1,133
5% 11/15/35 (d)	1,035	1,154
5% 11/15/37 (d)	1,165	1,289
5% 11/15/41 (d)	4,725	5,181
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,400	2,244
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	1,075	1,204
5% 1/1/30	1,365	1,517
5% 1/1/31	395	437
5% 1/1/32	830	915
5% 1/1/45	5,795	6,233
Series 2016:
5% 1/1/40	830	900
5% 1/1/46	565	610
Coppell Independent School District 0% 8/15/20	1,655	1,604
Corpus Christi Util. Sys. Rev. 5% 7/15/24	1,865	2,038
Cypress-Fairbanks Independent School District Series 2014 C, 5% 2/15/44	2,365	2,594
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	2,150	2,454
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2012 D, 5% 11/1/42 (d)	2,295	2,398
Series 2012 H, 5% 11/1/42 (d)	3,095	3,233
Dallas Gen. Oblig. Series 2017:
5% 2/15/29	5,445	6,387
5% 2/15/30	1,350	1,577
Dallas Independent School District Series 2016 A, 4% 2/15/29	1,190	1,284
DeSoto Independent School District 0% 8/15/20	2,760	2,673
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,250	1,341
5.25% 10/1/51	49,755	54,554
5.5% 4/1/53	5,330	5,836
Series 2018 A:
5% 10/1/38	2,655	3,037
5% 10/1/43	830	940
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	4,510	4,871
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,275
Harris County Gen. Oblig. Series 2002:
0% 8/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	830	730
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,117
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,169
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (d)	2,485	2,646
5% 7/1/24 (d)	1,035	1,101
5% 7/1/25 (d)	1,240	1,318
Series 2012 A:
5% 7/1/21 (d)	3,135	3,351
5% 7/1/23 (d)	495	537
Series 2018 C:
5% 7/1/29 (d)	1,655	1,940
5% 7/1/30 (d)	1,765	2,050
5% 7/1/31 (d)	1,240	1,435
5% 7/1/32 (d)	1,450	1,667
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	3,150	3,708
5% 3/1/30	4,140	4,840
5% 3/1/31	3,835	4,459
5% 3/1/32	1,635	1,889
Houston Independent School District Series 2017, 5% 2/15/35	2,815	3,249
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,490	2,822
Series 2018 D, 5% 11/15/43	2,445	2,795
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	442
5% 10/15/30	1,570	1,759
5% 10/15/32	830	921
5% 10/15/36	545	594
5% 10/15/37	930	1,011
5% 10/15/38	1,325	1,436
5% 10/15/44	1,310	1,405
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (d)	830	944
5% 11/1/27 (d)	1,780	2,016
5% 11/1/28 (d)	2,755	3,105
5% 11/1/29 (d)	1,655	1,857
5% 11/1/32 (d)	3,055	3,394
Series 2017:
5% 11/1/22 (d)	620	680
5% 11/1/23 (d)	910	1,016
5% 11/1/24 (d)	830	940
5% 11/1/25 (d)	830	951
5% 11/1/26 (d)	830	959
5% 11/1/27 (d)	830	954
5% 11/1/28 (d)	1,450	1,660
5% 11/1/29 (d)	1,035	1,179
5% 11/1/30 (d)	830	942
5% 11/1/31 (d)	1,840	2,079
5% 11/1/32 (d)	2,135	2,412
5% 11/1/33 (d)	830	935
5% 11/1/34 (d)	830	931
5% 11/1/36 (d)	830	925
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	2,070
5% 5/15/30	4,140	4,678
Midway Independent School District Series 2000, 0% 8/15/19	2,980	2,946
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	742
5% 8/15/29	1,655	1,944
5% 8/15/47	1,890	2,102
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	676
5% 4/1/30	2,825	3,165
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/35	1,820	2,063
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	945
5% 1/1/33	975	1,116
5% 1/1/34	1,240	1,411
5% 1/1/34	2,485	3,014
5% 1/1/36	4,965	5,606
5% 1/1/37	6,625	7,450
5% 1/1/38	2,690	2,890
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	740	814
5% 1/1/30	350	399
5% 1/1/31	495	562
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	6,870	8,180
Series 2009, 6.25% 1/1/39	1,860	1,866
Series 2014 A, 5% 1/1/25	4,965	5,592
Series 2015 A, 5% 1/1/32	2,775	3,090
Series 2015 B, 5% 1/1/40	8,280	8,873
Series 2016 A, 5% 1/1/36	1,035	1,158
San Antonio Arpt. Sys. Rev.:
Series 2007 (AMT), 5.25% 7/1/20 (FSA Insured) (d)	2,660	2,668
Series 2007 (AMT-SUB LIEN), 5.25% 7/1/20 (FSA Insured) (d)	2,295	2,302
San Antonio Gen. Oblig. Series 2018, 5% 8/1/37	1,805	2,104
San Antonio Independent School District Series 2016, 5% 8/15/31	3,590	4,166
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	444
5% 10/1/30	580	683
5% 10/1/31	520	609
5% 10/1/39	1,030	1,174
5% 10/1/40	830	944
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Hendrick Med. Ctr. Proj.) Series 2009 B:
5.25% 9/1/26 (Assured Guaranty Corp. Insured)	1,480	1,510
5.25% 9/1/27 (Assured Guaranty Corp. Insured)	1,965	2,004
5.25% 9/1/28 (Assured Guaranty Corp. Insured)	1,020	1,040
(Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43	3,310	3,581
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	4,140	4,294
5% 2/15/25	710	817
Texas Gen. Oblig. Series 2017 B, 5% 10/1/36	3,190	3,685
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 6.75% 6/30/43 (d)	12,420	14,176
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	4,163
5% 3/15/31	2,690	3,136
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	5,115	5,854
5% 2/15/33	3,310	3,772
5% 2/15/34	4,140	4,701
5% 2/15/35	4,140	4,684
5% 2/15/36	2,485	2,801
Univ. of North Texas Univ. Rev.:
Series 2017 A, 5% 4/15/32	1,740	2,017
Series 2018 A, 5% 4/15/44	830	939
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	1,975
Weatherford Independent School District 0% 2/15/33	5,785	3,599

TOTAL TEXAS		403,711

Utah - 1.9%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (d)	1,655	1,807
5% 7/1/24 (d)	1,450	1,638
5% 7/1/25 (d)	1,655	1,894
5% 7/1/27 (d)	3,500	4,090
5% 7/1/29 (d)	3,090	3,563
5% 7/1/30 (d)	2,275	2,607
5% 7/1/31 (d)	4,345	4,957
5% 7/1/32 (d)	4,760	5,412
5% 7/1/33 (d)	3,310	3,750
5% 7/1/34 (d)	7,830	8,834
5% 7/1/35 (d)	3,310	3,724
5% 7/1/36 (d)	4,470	5,008
5% 7/1/37 (d)	3,520	3,930
5% 7/1/42 (d)	20,290	22,416
Series 2018 A:
5% 7/1/31 (d)	2,000	2,307
5% 7/1/32 (d)	4,310	4,952
5% 7/1/33 (d)	1,420	1,625
5.25% 7/1/48 (d)	5,655	6,405
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/22	2,635	2,900

TOTAL UTAH		91,819

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	4,070
5% 10/15/46	4,720	5,023

TOTAL VERMONT		9,093

Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	4,309
5% 6/15/30	1,035	1,143
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	518
Series 2016:
4% 6/15/37	595	598
5% 6/15/27	1,240	1,414
5% 6/15/30	540	607
5% 6/15/33	350	389
5% 6/15/34	665	737
5% 6/15/35	1,820	2,011
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	830	938
5% 1/1/40	1,865	2,095
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	858
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (d)	4,965	5,174
5% 1/1/40 (d)	995	1,034
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,346
5% 1/1/34	1,240	1,385
5% 1/1/35	1,240	1,383
5% 1/1/44	830	904

TOTAL VIRGINIA		27,843

Washington - 1.5%
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,680	1,651
Port of Seattle Rev. Series 2016 B:
5% 10/1/28 (d)	2,900	3,312
5% 10/1/30 (d)	1,655	1,875
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (d)	1,110	1,185
5% 6/1/22 (d)	830	905
5% 6/1/24 (d)	1,290	1,424
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	4,635	5,145
5% 12/1/27	3,415	3,775
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	2,790	3,147
5% 2/1/34	3,450	3,880
Series 2017 A, 5% 8/1/35	620	710
Series R-2017 A, 5% 8/1/30	1,685	1,967
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	6,625	6,647
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	770
5% 7/1/27	1,285	1,492
5% 7/1/28	1,570	1,838
5% 7/1/29	615	716
5% 7/1/30	735	849
5% 7/1/31	870	998
5% 7/1/32	1,655	1,889
5% 7/1/33	2,345	2,661
5% 7/1/34	540	609
5% 7/1/42	4,685	5,159
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	4,245	4,668
Series 2015:
5% 1/1/25	1,655	1,880
5% 1/1/27	1,910	2,176
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/27	1,770	1,980
5% 10/1/28	1,825	2,031
5% 10/1/35	1,880	2,039
5% 10/1/36	2,845	3,074
5% 10/1/40	2,795	2,981
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (c)	100	98
5% 7/1/33 (c)	125	129
5% 7/1/38 (c)	100	102
5% 7/1/48 (c)	400	406

TOTAL WASHINGTON		74,168

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(d)	2,575	2,523
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,553
5% 1/1/32	1,120	1,273
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	6,290	7,012

TOTAL WEST VIRGINIA		12,361

Wisconsin - 1.6%
Pub. Fin. Auth. Rev. (Denver Great Hall LLC. Proj.) Series 2017:
5% 9/30/37 (d)	2,070	2,263
5% 9/30/49 (d)	15,085	16,211
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/21 (c)	250	261
5% 5/15/25 (c)	920	985
5% 5/15/28 (c)	1,095	1,167
5.25% 5/15/37 (c)	335	350
5.25% 5/15/42 (c)	415	430
5.25% 5/15/47 (c)	410	423
5.25% 5/15/52 (c)	775	796
Series 2017 B-1 3.95% 11/15/24 (c)	350	352
Series 2017 B-2, 3.5% 11/15/23 (c)	445	445
Series 2017 B-3, 3% 11/15/22 (c)	620	620
Pub. Fin. Auth. Wis Edl. Facilities Series 2016:
5% 1/1/37	5,325	5,520
5% 1/1/42	4,275	4,385
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	735	739
5% 10/1/48 (c)	880	882
5% 10/1/53 (c)	1,500	1,495
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	4,140	4,611
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	970	1,025
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,645	1,738
Series 2014:
4% 5/1/33	2,920	2,949
5% 5/1/22	660	710
Series 2016 A:
5% 2/15/28	1,965	2,227
5% 2/15/29	2,550	2,876
5% 2/15/30	2,805	3,147
Series 2016:
4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,000	1,103
5% 2/15/29 (Pre-Refunded to 8/15/25 @ 100)	360	419
Series 2017 A:
5% 9/1/31	830	922
5% 9/1/33	1,425	1,569
5% 9/1/35	1,575	1,723
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	2,380	2,506
Series 2013 B:
5% 7/1/27 (Pre-Refunded to 7/1/23 @ 100)	1,000	1,125
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	4,905	5,519
Series 2012:
4% 10/1/23	2,070	2,203
5% 6/1/27	1,840	1,973

TOTAL WISCONSIN		75,669

Wyoming - 0.2%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	8,525	8,689
TOTAL MUNICIPAL BONDS
(Cost $4,591,281)		4,675,465
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Municipal Cash Central Fund, 1.77% (f)(g)
(Cost $35,100)	35,096,860	35,100
TOTAL INVESTMENT IN SECURITIES - 98.3%
(Cost $4,626,381)		4,710,565
NET OTHER ASSETS (LIABILITIES) - 1.7%		83,378
NET ASSETS - 100%		$4,793,943

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,405,000 or 0.8% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$491
Total	$491

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$4,675,465	$--	$4,675,465	$--
Money Market Funds	35,100	35,100	--	--
Total Investments in Securities:	$4,710,565	$35,100	$4,675,465	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	25.4%
General Obligations	25.3%
Transportation	25.1%
Electric Utilities	5.9%
Education	5.6%
Others* (Individually Less Than 5%)	12.7%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,591,281)	$4,675,465
Fidelity Central Funds (cost $35,100)	35,100
Total Investment in Securities (cost $4,626,381)		$4,710,565
Cash		33,557
Receivable for fund shares sold		6,852
Interest receivable		59,350
Distributions receivable from Fidelity Central Funds		44
Prepaid expenses		9
Other receivables		15
Total assets		4,810,392
Liabilities
Payable for fund shares redeemed	$9,935
Distributions payable	4,445
Accrued management fee	1,424
Distribution and service plan fees payable	135
Other affiliated payables	441
Other payables and accrued expenses	69
Total liabilities		16,449
Net Assets		$4,793,943
Net Assets consist of:
Paid in capital		$4,711,738
Total distributable earnings (loss)		82,205
Net Assets		$4,793,943
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($200,891 ÷ 15,761.9 shares)		$12.75
Maximum offering price per share (100/96.00 of $12.75)		$13.28
Class M:
Net Asset Value and redemption price per share ($118,540 ÷ 9,293.1 shares)		$12.76
Maximum offering price per share (100/96.00 of $12.76)		$13.29
Class C:
Net Asset Value and offering price per share ($81,655 ÷ 6,406.7 shares)(a)		$12.75
Fidelity Municipal Income Fund:
Net Asset Value, offering price and redemption price per share ($3,817,326 ÷ 299,325.5 shares)		$12.75
Class I:
Net Asset Value, offering price and redemption price per share ($554,755 ÷ 43,527.1 shares)		$12.75
Class Z:
Net Asset Value, offering price and redemption price per share ($20,776 ÷ 1,629.6 shares)		$12.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2018
Investment Income
Interest		$201,260
Income from Fidelity Central Funds		491
Total income		201,751
Expenses
Management fee	$20,764
Transfer agent fees	5,570
Distribution and service plan fees	1,428
Accounting fees and expenses	693
Custodian fees and expenses	44
Independent trustees' fees and expenses	28
Registration fees	88
Audit	65
Legal	15
Miscellaneous	42
Total expenses before reductions	28,737
Expense reductions	(79)
Total expenses after reductions		28,658
Net investment income (loss)		173,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,079
Redemptions in-kind with affiliated entities	939
Total net realized gain (loss)		3,018
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(147,650)
Total change in net unrealized appreciation (depreciation)		(147,650)
Net gain (loss)		(144,632)
Net increase (decrease) in net assets resulting from operations		$28,461

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,093	$168,028
Net realized gain (loss)	3,018	106,764
Change in net unrealized appreciation (depreciation)	(147,650)	80,672
Net increase (decrease) in net assets resulting from operations	28,461	355,464
Distributions to shareholders	(209,319)	–
Distributions to shareholders from net investment income	–	(167,561)
Distributions to shareholders from net realized gain	–	(78,395)
Total distributions	(209,319)	(245,956)
Share transactions - net increase (decrease)	(642,419)	30,512
Total increase (decrease) in net assets	(823,277)	140,020
Net Assets
Beginning of period	5,617,220	5,477,200
End of period	$4,793,943	$5,617,220
Other Information
Undistributed net investment income end of period		$262

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Municipal Income Fund Class A

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.283
Net realized and unrealized gain (loss)	.029C
Total from investment operations	.312
Distributions from net investment income	(.284)
Distributions from net realized gain	(.008)
Total distributions	(.292)
Net asset value, end of period	$12.75
Total ReturnD,E,F	2.48%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%I
Expenses net of fee waivers, if any	.78%I
Expenses net of all reductions	.78%I
Net investment income (loss)	2.68%I
Supplemental Data
Net assets, end of period (in millions)	$201
Portfolio turnover rateJ	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class M

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.285
Net realized and unrealized gain (loss)	.039C
Total from investment operations	.324
Distributions from net investment income	(.286)
Distributions from net realized gain	(.008)
Total distributions	(.294)
Net asset value, end of period	$12.76
Total ReturnD,E,F	2.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%I
Expenses net of fee waivers, if any	.77%I
Expenses net of all reductions	.76%I
Net investment income (loss)	2.70%I
Supplemental Data
Net assets, end of period (in millions)	$119
Portfolio turnover rateJ	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class C

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.204
Net realized and unrealized gain (loss)	.032C
Total from investment operations	.236
Distributions from net investment income	(.208)
Distributions from net realized gain	(.008)
Total distributions	(.216)
Net asset value, end of period	$12.75
Total ReturnD,E,F	1.87%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.52%I
Expenses net of fee waivers, if any	1.52%I
Expenses net of all reductions	1.52%I
Net investment income (loss)	1.94%I
Supplemental Data
Net assets, end of period (in millions)	$82
Portfolio turnover rateJ	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.12	$12.86	$13.44	$13.53	$12.68
Income from Investment Operations
Net investment income (loss)A	.382	.399	.437	.460	.475
Net realized and unrealized gain (loss)	(.286)	.444	(.428)	(.021)	.851
Total from investment operations	.096	.843	.009	.439	1.326
Distributions from net investment income	(.381)	(.398)	(.437)	(.462)	(.476)
Distributions from net realized gain	(.085)	(.185)	(.152)	(.067)	–
Total distributions	(.466)	(.583)	(.589)	(.529)	(.476)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$12.75	$13.12	$12.86	$13.44	$13.53
Total ReturnC	.80%	6.67%	(.01)%	3.31%	10.59%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.46%	.48%	.47%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.48%	.47%
Expenses net of all reductions	.45%	.46%	.46%	.48%	.47%
Net investment income (loss)	3.00%	3.05%	3.22%	3.42%	3.58%
Supplemental Data
Net assets, end of period (in millions)	$3,817	$5,617	$5,477	$5,770	$5,745
Portfolio turnover rateF	14%G,H	37%	25%	14%	9%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class I

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.309
Net realized and unrealized gain (loss)	.029C
Total from investment operations	.338
Distributions from net investment income	(.310)
Distributions from net realized gain	(.008)
Total distributions	(.318)
Net asset value, end of period	$12.75
Total ReturnD,E	2.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%H
Expenses net of fee waivers, if any	.53%H
Expenses net of all reductions	.53%H
Net investment income (loss)	2.93%H
Supplemental Data
Net assets, end of period (in millions)	$555
Portfolio turnover rateI	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.64
Income from Investment Operations
Net investment income (loss)B	.101
Net realized and unrealized gain (loss)	.112C
Total from investment operations	.213
Distributions from net investment income	(.095)
Distributions from net realized gain	(.008)
Total distributions	(.103)
Net asset value, end of period	$12.75
Total ReturnD,E	1.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.42%H
Expenses net of fee waivers, if any	.42%H
Expenses net of all reductions	.42%H
Net investment income (loss)	3.08%H
Supplemental Data
Net assets, end of period (in millions)	$21
Portfolio turnover rateI	14%J,K

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C and Class I shares on March 1, 2018 and Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Municipal Class Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in-kind, market discount, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$114,376
Gross unrealized depreciation	(29,774)
Net unrealized appreciation (depreciation)	$84,602
Tax Cost	$4,625,964

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$84,602

The Fund intends to elect to defer to its next fiscal year $2,139 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$172,933	$167,561
Long-term Capital Gains	36,386	78,395
Total	$209,319	$ 245,956

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger and in-kind transactions, aggregated $779,973 and $1,501,945, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$435	$8
Class M	-%	.25%	254	–
Class C	.75%	.25%	739	24
			$1,428	$32

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2
Class M	3
Class C(a)	3
$8

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$282	.16(a)
Class M	148	.15(a)
Class C	118	.16(a)
Fidelity Municipal Income Fund	4,191.08
Class I	830	.16(a)
Class Z	1	.05(a)
	$5,570

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 83,345 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $1,042,642. The net realized gain of $939 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$4,817	$–
Class M	2,830	–
Class C	1,494	–
Fidelity Municipal Income Fund	184,722	–
Class I	15,359	–
Class Z	97	–
Total	$209,319	$–
From net investment income
Fidelity Municipal Income Fund	$–	$167,561
Total	$–	$167,561
From net realized gain
Fidelity Municipal Income Fund	$–	$78,395
Total	$–	$78,395

 (a) Distributions for Class A, Class M, Class C and Class I are for the period March 1, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018(a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	1,670	–	$21,200	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	17,474	–	222,273	–
Reinvestment of distributions	338	–	4,287	–
Shares redeemed	(3,720)	–	(47,170)	–
Net increase (decrease)	15,762	–	$200,590	$–
Class M
Shares sold	170	–	$2,172	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	10,358	–	131,854	–
Reinvestment of distributions	199	–	2,525	–
Shares redeemed	(1,434)	–	(18,218)	–
Net increase (decrease)	9,293	–	$118,333	$–
Class C
Shares sold	451	–	$5,735	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	7,653	–	97,341	–
Reinvestment of distributions	103	–	1,311	–
Shares redeemed	(1,800)	–	(22,805)	–
Net increase (decrease)	6,407	–	$81,582	$–
Fidelity Municipal Income Fund
Shares sold	59,023	56,029	$753,689	$733,214
Reinvestment of distributions	9,833	12,884	125,182	168,072
Shares redeemed	(197,790)(b)	(66,718)	(2,496,887)(b)	(870,774)
Net increase (decrease)	(128,934)	2,195	$(1,618,016)	$30,512
Class I
Shares sold	13,956	–	$177,050	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	50,530	–	642,743	–
Reinvestment of distributions	642	–	8,146	–
Shares redeemed	(21,601)	–	(273,260)	–
Net increase (decrease)	43,527	–	$554,679	$–
Class Z
Shares sold	1,760	–	$22,053	$–
Reinvestment of distributions	7	–	95	–
Shares redeemed	(137)	–	(1,735)	–
Net increase (decrease)	1,630	–	$20,413	$–

 (a) Share transactions for Class A, Class M, Class C and Class I are for the period March 1, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z are for period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Merger Information.

On March 2, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Municipal Income Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at its net asset value on the acquisition date. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 1, 2018. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $1,094,211, including securities of $1,078,064 and unrealized appreciation of $12,741, was combined with the Fund's net assets of $5,490,715 for total net assets after the acquisition of $6,584,926.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$178,321
Total net realized gain (loss)	3,763
Total change in net unrealized appreciation (depreciation)	(175,496)
Net increase (decrease) in net assets resulting from operations	$6,588

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since March 2, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, class M, Class C, Fidelity Municipal Income and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	.78%
Actual		$1,000.00	$1,013.40	$3.96-B
Hypothetical-C		$1,000.00	$1,021.27	$3.97-D
Class M	.76%
Actual		$1,000.00	$1,013.50	$3.86-B
Hypothetical-C		$1,000.00	$1,021.37	$3.87-D
Class C	1.52%
Actual		$1,000.00	$1,009.70	$7.70-B
Hypothetical-C		$1,000.00	$1,017.54	$7.73-D
Fidelity Municipal Income Fund	.45%
Actual		$1,000.00	$1,014.30	$2.28-B
Hypothetical-C		$1,000.00	$1,022.94	$2.29-D
Class I	.53%
Actual		$1,000.00	$1,014.70	$2.69-B
Hypothetical-C		$1,000.00	$1,022.53	$2.70-D
Class Z	.42%
Actual		$1,000.00	$1,016.90	$1.06-B
Hypothetical-C		$1,000.00	$1,023.09	$2.14-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Fidelity Municipal Income Fund and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

Fidelity Municipal Income Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $4,279,491, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Municipal Income Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 2, 2018, $4,878,466, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended December 31, 2018, 100% of the Fidelity Municipal Income Fund's income dividends was free from federal income tax, and 16.66% of the fund's income dividends was subject to the federal alternative minimum tax.

During fiscal year ended March 2, 2018, 100% of the Fidelity Advisor Municipal Income Fund's income dividends was free from federal income tax, and 19.29% of the income dividends was subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Municipal Income
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
50
50
50
50
50
48
48
48
47
46
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	9%	8%	8%	9%	9%
Funds	116	117	122	129	128
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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HIY-ANN-0219
1.539263.121

Fidelity® Michigan Municipal Income Fund Fidelity® Michigan Municipal Money Market Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	0.90%	3.78%	4.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,179	Fidelity® Michigan Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund gained 0.90%, net of fees, lagging the 1.93% advance of the state benchmark, the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. However, the fund outpaced its Lipper peer group average. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in bonds issued by Great Lakes Water Authority modestly hurt the fund's relative performance as well. These bonds were among the Michigan market's best performers for 2018. In contrast, sector allocation produced some value, including an overweighing in health care securities, which topped most other sectors of the market. Within health care, the fund's overweighting in the bonds of Ascension Health provided a notable boost to performance versus the state benchmark. Likewise, overweighting transportation securities added value, specifically the fund's overweighting in bonds issued by Wayne County Airport.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	29.3
Health Care	23.2
Transportation	12.6
Water & Sewer	10.1
Education	8.5

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	0.3%
AA,A	91.4%
BBB	1.2%
BB and Below	0.5%
Not Rated	0.7%
Short-Term Investments and Net Other Assets	5.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 95.0%
	Principal Amount	Value
Guam - 0.9%
Guam Int'l. Arpt. Auth. Rev.:
Series 2013 C, 6.25% 10/1/34 (a)	$1,000,000	$1,136,040
Series C, 5% 10/1/21 (a)	2,920,000	3,007,688
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,281,972

TOTAL GUAM		5,425,700

Michigan - 94.1%
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity)	386,000	386,842
Battle Creek School District Series 2016:
5% 5/1/36	1,500,000	1,686,525
5% 5/1/37	1,175,000	1,317,022
Bay City School District Rev.:
5% 11/1/25	1,000,000	1,131,950
5% 11/1/26	1,000,000	1,127,670
5% 11/1/27	700,000	787,878
5% 11/1/28	250,000	280,855
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,887,145
5% 5/1/29	1,250,000	1,430,225
5% 5/1/30	1,250,000	1,427,088
5% 5/1/34	2,475,000	2,791,701
Chippewa Valley Schools Series 2016 A:
5% 5/1/32	1,000,000	1,148,550
5% 5/1/33	1,000,000	1,143,170
5% 5/1/34	1,075,000	1,223,157
5% 5/1/35	775,000	877,688
Clarkston Cmnty. Schools:
Series 2016, 5% 5/1/29	1,500,000	1,702,185
5% 5/1/28	1,745,000	1,987,834
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	2,000,000	2,422,960
Detroit Downtown Dev. Auth. Tax Series A:
5% 7/1/29 (FSA Insured)	1,340,000	1,459,943
5% 7/1/31 (FSA Insured)	1,775,000	1,920,870
5% 7/1/33 (FSA Insured)	2,000,000	2,150,840
5% 7/1/34 (FSA Insured)	1,750,000	1,876,560
5% 7/1/35 (FSA Insured)	2,750,000	2,940,383
5% 7/1/37 (FSA Insured)	2,000,000	2,128,200
Detroit Gen. Oblig. Series 2018:
5% 4/1/20	750,000	767,693
5% 4/1/21	1,000,000	1,036,880
5% 4/1/22	725,000	760,540
5% 4/1/23	310,000	328,051
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/24	5,000,000	5,428,300
Detroit Swr. Disp. Rev. Series 2006, 5% 7/1/36	10,000	10,022
Detroit Wtr. Supply Sys. Rev. Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	2,700,000	2,768,931
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,143,300
5% 10/1/22 (FSA Insured)	2,645,000	2,884,822
5% 10/1/26 (FSA Insured)	4,850,000	5,249,931
Downriver Util. Wastewtr. Auth. Swr. Sys. Rev. Series 2018:
5% 4/1/33 (FSA Insured)	735,000	834,446
5% 4/1/34 (FSA Insured)	520,000	588,583
5% 4/1/35 (FSA Insured)	500,000	564,250
Farmington Pub. School District Gen. Oblig.:
5% 5/1/25 (FSA Insured)	2,140,000	2,455,308
5% 5/1/26 (FSA Insured)	1,385,000	1,588,180
5% 5/1/27 (FSA Insured)	1,425,000	1,628,675
Forest Hills Pub. Schools:
5% 5/1/19	1,375,000	1,389,634
5% 5/1/20	1,575,000	1,641,213
5% 5/1/21	1,575,000	1,684,872
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,651,119
Grand Rapids Pub. Schools 5% 5/1/29 (FSA Insured)	480,000	559,488
Grand Rapids San. Swr. Sys. Rev.:
Series 2018:
5% 1/1/31	475,000	560,063
5% 1/1/32	235,000	275,653
5% 1/1/33	250,000	292,380
5% 1/1/34	550,000	639,920
5% 1/1/35	400,000	463,680
5% 1/1/38	655,000	751,482
5% 1/1/43	2,100,000	2,381,127
5% 1/1/48	1,000,000	1,124,740
Series 2012, 5% 1/1/37	1,250,000	1,373,588
Series 2014:
5% 1/1/27	1,300,000	1,481,181
5% 1/1/29	800,000	908,640
5% 1/1/30	2,000,000	2,266,540
Series 2016, 5% 1/1/37	1,250,000	1,405,838
Grand Rapids Wtr. Supply Sys.:
Series 2016:
5% 1/1/31	250,000	286,598
5% 1/1/32	320,000	364,221
5% 1/1/33	550,000	626,753
5% 1/1/34	500,000	567,395
5% 1/1/35	920,000	1,040,897
5% 1/1/36	385,000	434,553
5% 1/1/46	800,000	886,432
Series 2018:
5% 1/1/43	1,325,000	1,491,380
5% 1/1/48	2,500,000	2,803,625
Grand Traverse County Hosp. Fin. Auth.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,161,920
Series 2014 A, 5% 7/1/47	1,400,000	1,504,860
Series 2019 A:
5% 7/1/44 (b)	1,110,000	1,211,299
5% 7/1/49 (b)	2,615,000	2,842,819
Grand Valley Michigan State Univ. Rev.:
Series 2014 B:
5% 12/1/25	500,000	574,505
5% 12/1/26	1,900,000	2,171,814
5% 12/1/28	1,800,000	2,044,764
Series 2018:
5% 12/1/34	1,075,000	1,239,196
5% 12/1/35	1,225,000	1,406,496
5% 12/1/37	1,375,000	1,563,719
5% 12/1/38	875,000	991,148
5% 12/1/43	1,400,000	1,573,306
Great Lakes Wtr. Auth. Sew Disp. Sys.:
Series 2016 B, 5% 7/1/30	2,000,000	2,288,320
Series 2016 C, 5% 7/1/31	7,000,000	7,973,700
Series 2018 A:
5% 7/1/43	10,000,000	11,323,700
5% 7/1/48	5,000,000	5,640,200
Hudsonville Pub. Schools:
Series 2017:
5% 5/1/29	625,000	730,019
5% 5/1/30	1,000,000	1,160,760
5% 5/1/31	430,000	497,398
5% 5/1/32	1,200,000	1,379,460
5% 5/1/34	1,000,000	1,141,620
5% 5/1/35	1,000,000	1,137,680
4% 5/1/24	1,220,000	1,311,720
4% 5/1/25	500,000	534,175
5% 5/1/20	1,000,000	1,041,240
5% 5/1/22	600,000	656,844
5.25% 5/1/41 (Pre-Refunded to 5/1/21 @ 100)	1,750,000	1,886,150
Ingham, Eaton and Clinton Counties Lansing School District 5% 5/1/22	1,730,000	1,893,900
Jackson County Hosp. Fin. Auth. Hosp. Rev. (Allegiance Health Proj.) Series 2010 A, 5% 6/1/37 (Pre-Refunded to 6/1/20 @ 100)	2,250,000	2,346,953
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	780,000	880,745
5% 5/15/30	5,000,000	5,586,300
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5.5% 11/15/25	5,000,000	5,457,300
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,043,150
4% 5/1/22	1,000,000	1,059,410
L'Anse Creuse Pub. Schools Series 2012, 5% 5/1/23	1,500,000	1,598,985
Lake Orion Cmnty. School District 5% 5/1/23	1,915,000	2,139,342
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	5,000,000	5,398,350
Lansing Cmnty. College:
Series 2012:
5% 5/1/25	350,000	383,040
5% 5/1/25 (Pre-Refunded to 5/1/22 @ 100)	1,190,000	1,307,572
5% 5/1/23	1,135,000	1,245,606
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35 (Pre-Refunded to 11/15/21 @ 100)	3,030,000	3,366,845
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,351,693
5% 5/1/29	1,430,000	1,652,437
5% 5/1/31	500,000	572,400
5% 5/1/32	1,000,000	1,139,110
Macomb Interceptor Drain Drainage District Series 2017 A:
5% 5/1/33	2,100,000	2,432,535
5% 5/1/34	1,750,000	2,018,695
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	888,498
5% 7/1/30	900,000	1,020,006
5% 7/1/31	780,000	881,213
5% 7/1/32	1,000,000	1,126,190
5% 7/1/33	705,000	791,461
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	8,095,930
Series 2009 I, 5.25% 10/15/25 (Assured Guaranty Corp. Insured)	2,000,000	2,050,680
5% 4/15/38	3,000,000	3,375,450
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018:
5% 11/1/29	1,135,000	1,350,344
5% 11/1/30	1,000,000	1,181,240
5% 11/1/32	1,000,000	1,171,890
5% 11/1/33	2,500,000	2,920,425
5% 11/1/35	1,000,000	1,157,110
5% 11/1/36	1,250,000	1,441,813
5% 11/1/37	1,500,000	1,719,255
5% 11/1/38	1,595,000	1,818,061
(Henry Ford Health Sys. Proj.) Series 2016:
5% 11/15/24	2,940,000	3,348,983
5% 11/15/27	2,530,000	2,920,455
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,348,338
5% 1/1/40	3,000,000	3,196,350
(Kalamazoo College Proj.) Series 2018:
5% 12/1/29	1,005,000	1,187,548
5% 12/1/34	735,000	849,293
5% 12/1/38	735,000	833,225
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,097,960
(Mid-Michigan Health Sys. Proj.) Series 2014, 5% 6/1/39	540,000	589,891
(Trinity Health Proj.) Series 2017:
5% 12/1/29	500,000	587,500
5% 12/1/30	710,000	828,755
(Trinity Health Proj.) Series 2015, 5% 12/1/33	1,220,000	1,307,535
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	137,390
Series 2012:
5% 11/15/24	660,000	726,838
5% 11/15/25	1,000,000	1,098,540
5% 11/15/26	800,000	877,592
5% 11/1/42	2,000,000	2,151,060
5% 11/15/42	3,120,000	3,323,798
Series 2013:
5% 10/1/25	1,255,000	1,393,012
5% 8/15/30	4,105,000	4,521,493
Series 2014 H1:
5% 10/1/22	1,000,000	1,069,450
5% 10/1/25	2,250,000	2,544,030
5% 10/1/39	4,725,000	5,227,929
Series 2014:
5% 6/1/25	1,000,000	1,134,440
5% 6/1/26	700,000	792,967
5% 6/1/27	700,000	790,685
Series 2015 C:
5% 7/1/26	570,000	646,887
5% 7/1/27	1,215,000	1,373,497
5% 7/1/28	1,500,000	1,688,085
5% 7/1/35	1,000,000	1,101,720
Series 2015 D1:
5% 7/1/34	1,250,000	1,380,225
5% 7/1/35	500,000	550,860
Series 2015:
5% 11/15/26	2,250,000	2,563,493
5% 11/15/27	3,500,000	3,970,085
5% 11/15/28	1,855,000	2,092,570
Series 2016 A, 5% 11/1/44	6,190,000	6,714,045
Series 2016:
5% 11/15/26	1,010,000	1,178,286
5% 1/1/29	1,000,000	1,140,230
5% 11/15/29	2,950,000	3,362,823
5% 1/1/30	1,000,000	1,135,470
5% 1/1/31	1,170,000	1,323,750
5% 1/1/32	1,895,000	2,132,519
5% 1/1/33	1,915,000	2,149,894
5% 1/1/34	2,135,000	2,386,887
5% 11/15/41	11,710,000	12,616,003
5% 12/1/27	1,090,000	1,148,686
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	10,579
Michigan Hosp. Fin. Auth. Rev.:
(MidMichigan Obligated Group Proj.) Series 2009 A, 6.125% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	3,740,000	3,806,946
(Trinity Health Proj.) Series 2008 C:
5% 12/1/29	1,150,000	1,351,250
5% 12/1/30	1,700,000	1,984,342
5% 12/1/31	3,000,000	3,481,320
Bonds Series 2010 F4, 1.95%, tender 4/1/20 (c)	5,530,000	5,512,359
Series 2016:
5% 11/15/46	3,500,000	3,870,825
5% 11/15/47	18,000,000	19,894,122
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	165,000	165,622
Michigan Muni. Bond Auth. Rev. Series 2005, 5% 10/1/23 (Pre-Refunded to 10/1/19 @ 100)	385,000	394,232
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	3,897,791
(I-75 Impt. Proj.) Series 2018, 4.25% 12/31/38 (FSA Insured) (a)	7,000,000	7,056,770
Milan Area Schools Series 2019:
5% 5/1/30 (b)	605,000	706,894
5% 5/1/31 (b)	1,545,000	1,796,356
5% 5/1/33 (b)	1,805,000	2,076,454
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,270,597
5% 3/1/25	1,225,000	1,328,366
5% 3/1/26	1,290,000	1,395,161
Series 2013 A:
5% 3/1/25	995,000	1,101,833
5% 3/1/26	1,620,000	1,786,471
5% 3/1/27	815,000	897,397
5% 3/1/38	2,900,000	3,128,723
Series 2014:
5% 3/1/28	335,000	374,788
5% 3/1/29	525,000	585,202
5% 3/1/39	3,000,000	3,284,790
Series 2016:
5% 3/1/28	1,150,000	1,323,558
5% 3/1/41	3,475,000	3,814,021
Portage Pub. Schools Series 2016:
5% 11/1/32	2,500,000	2,869,125
5% 11/1/34	1,250,000	1,424,775
5% 11/1/35	1,300,000	1,476,254
5% 11/1/39	755,000	845,207
Rochester Cmnty. School District:
4% 5/1/19	1,375,000	1,385,256
5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	740,000	747,876
5% 5/1/29	1,625,000	1,877,769
5% 5/1/31	1,500,000	1,719,330
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	887,944
5% 5/1/25	1,000,000	1,156,210
5% 5/1/26	1,385,000	1,587,307
5% 5/1/24	570,000	648,882
5% 5/1/26	1,715,000	1,965,510
5% 5/1/27	1,795,000	2,050,429
5% 5/1/28	1,885,000	2,147,317
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/26	1,000,000	1,122,890
5% 9/1/27	1,175,000	1,313,345
5% 9/1/28	1,870,000	2,080,618
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,191,950
Saint Clair County Gen. Oblig. 5% 4/1/26	1,495,000	1,629,266
South Haven Gen. Oblig. Series 2009, 5.125% 12/1/33 (Pre-Refunded to 12/1/19 @ 100)	1,000,000	1,030,270
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,762,961
5% 5/1/24	3,200,000	3,649,760
5% 5/1/25	2,355,000	2,728,880
Warren Consolidated School District:
Series 2016:
5% 5/1/23	810,000	904,892
5% 5/1/34	5,630,000	6,310,498
Series 2017:
4% 5/1/23 (FSA Insured)	750,000	802,440
4% 5/1/24 (FSA Insured)	750,000	810,098
4% 5/1/25 (FSA Insured)	500,000	543,390
Series 2018:
5% 5/1/29	415,000	482,081
5% 5/1/30	550,000	633,584
5% 5/1/32	1,100,000	1,258,543
5% 5/1/34	1,175,000	1,336,222
5% 5/1/35	1,200,000	1,356,420
5% 5/1/36	1,000,000	1,126,930
5% 5/1/37	1,300,000	1,459,484
5% 5/1/38	800,000	894,088
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
5% 12/1/21 (a)	5,000,000	5,383,800
5% 12/1/22 (a)	5,260,000	5,669,912
Series 2012 A, 5% 12/1/23	2,300,000	2,566,570
Series 2014 C:
5% 12/1/29 (a)	720,000	802,404
5% 12/1/31 (a)	860,000	953,000
5% 12/1/34 (a)	1,655,000	1,822,668
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	9,188,075
Series 2015 F:
5% 12/1/25 (a)	2,735,000	3,127,254
5% 12/1/27 (a)	4,810,000	5,467,383
Series 2015 G:
5% 12/1/35	5,435,000	6,141,387
5% 12/1/36	5,760,000	6,489,389
Series 2017 A:
5% 12/1/37	545,000	613,768
5% 12/1/42	1,455,000	1,621,976
Series 2017 B, 5% 12/1/47 (a)	450,000	492,264
Series 2018 B, 5% 12/1/48 (a)	2,000,000	2,201,820
Series 2018 D:
5% 12/1/30 (a)	4,365,000	5,047,773
5% 12/1/31 (a)	2,825,000	3,251,293
5% 12/1/32 (a)	2,945,000	3,365,222
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	2,640,000	2,812,339
5% 5/1/25 (Pre-Refunded to 5/1/21 @ 100)	1,670,000	1,786,499
5% 5/1/26	1,225,000	1,302,959
5% 5/1/26 (Pre-Refunded to 5/1/21 @ 100)	775,000	829,064
Series 2014 1:
5% 5/1/30	725,000	814,480
5% 5/1/32	500,000	558,005
5% 5/1/34	900,000	999,684
5% 5/1/35	250,000	277,430
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/25	320,000	366,966
5% 11/15/26	400,000	458,472
5% 11/15/28	650,000	739,661
5% 11/15/29	750,000	850,388
5% 11/15/30	855,000	968,450
5% 11/15/31	700,000	791,252
Series 2015 A:
5% 11/15/26	1,000,000	1,146,270
5% 11/15/28	2,505,000	2,852,444
Woodhaven-Brownstown School District County of Wayne:
5% 5/1/36	2,835,000	3,193,457
5% 5/1/38	5,670,000	6,355,333
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,500,489
5% 5/1/30	1,550,000	1,777,757
5% 5/1/32	2,000,000	2,278,220
Zeeland Pub. Schools:
5% 5/1/27 (FSA Insured)	1,000,000	1,143,560
5% 5/1/28 (FSA Insured)	500,000	569,270
5% 5/1/29 (FSA Insured)	1,000,000	1,134,170
5% 5/1/30 (FSA Insured)	1,000,000	1,130,440

TOTAL MICHIGAN		562,379,590

TOTAL MUNICIPAL BONDS
(Cost $559,872,326)		567,805,290

Municipal Notes - 3.8%
Michigan - 3.8%
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.67% 1/2/19, VRDN (c)	14,220,000	$14,220,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.72% 1/2/19, LOC Comerica Bank, VRDN (c)	700,000	700,000
Univ. of Michigan Rev.:
Series 2012 B, 1.63% 1/2/19, VRDN (c)	4,245,000	4,245,000
Series 2012 D1, 1.53% 1/2/19, VRDN (c)	3,780,000	3,780,000
TOTAL MICHIGAN
(Cost $22,945,000)		22,945,000
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $582,817,326)		590,750,290
NET OTHER ASSETS (LIABILITIES) - 1.2%		6,933,708
NET ASSETS - 100%		$597,683,998

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.3%
Health Care	23.2%
Transportation	12.6%
Water & Sewer	10.1%
Education	8.5%
Special Tax	7.5%
Others* (Individually Less Than 5%)	8.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $582,817,326)		$590,750,290
Cash		11,716,238
Receivable for fund shares sold		438,480
Interest receivable		5,259,222
Prepaid expenses		928
Other receivables		1,636
Total assets		608,166,794
Liabilities
Payable for investments purchased on a delayed delivery basis	$8,465,623
Payable for fund shares redeemed	1,344,423
Distributions payable	390,032
Accrued management fee	177,293
Other affiliated payables	57,749
Other payables and accrued expenses	47,676
Total liabilities		10,482,796
Net Assets		$597,683,998
Net Assets consist of:
Paid in capital		$590,472,083
Total distributable earnings (loss)		7,211,915
Net Assets, for 49,940,617 shares outstanding		$597,683,998
Net Asset Value, offering price and redemption price per share ($597,683,998 ÷ 49,940,617 shares)		$11.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$20,079,405
Expenses
Management fee	$2,263,820
Transfer agent fees	577,540
Accounting fees and expenses	150,878
Custodian fees and expenses	4,985
Independent trustees' fees and expenses	2,968
Registration fees	25,908
Audit	54,469
Legal	5,182
Miscellaneous	4,694
Total expenses before reductions	3,090,444
Expense reductions	(8,950)
Total expenses after reductions		3,081,494
Net investment income (loss)		16,997,911
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		904,940
Total net realized gain (loss)		904,940
Change in net unrealized appreciation (depreciation) on investment securities		(13,434,751)
Net gain (loss)		(12,529,811)
Net increase (decrease) in net assets resulting from operations		$4,468,100

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,997,911	$18,255,773
Net realized gain (loss)	904,940	3,506,039
Change in net unrealized appreciation (depreciation)	(13,434,751)	13,813,180
Net increase (decrease) in net assets resulting from operations	4,468,100	35,574,992
Distributions to shareholders	(18,803,882)	–
Distributions to shareholders from net investment income	–	(18,249,642)
Distributions to shareholders from net realized gain	–	(2,430,358)
Total distributions	(18,803,882)	(20,680,000)
Share transactions
Proceeds from sales of shares	78,090,250	118,463,304
Reinvestment of distributions	13,425,197	14,106,104
Cost of shares redeemed	(159,878,263)	(118,716,731)
Net increase (decrease) in net assets resulting from share transactions	(68,362,816)	13,852,677
Total increase (decrease) in net assets	(82,698,598)	28,747,669
Net Assets
Beginning of period	680,382,596	651,634,927
End of period	$597,683,998	$680,382,596
Other Information
Undistributed net investment income end of period		$36,313
Shares
Sold	6,528,754	9,760,527
Issued in reinvestment of distributions	1,125,982	1,162,710
Redeemed	(13,403,469)	(9,797,566)
Net increase (decrease)	(5,748,733)	1,125,671

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.22	$11.94	$12.38	$12.33	$11.70
Income from Investment Operations
Net investment income (loss)A	.319	.333	.352	.387	.422
Net realized and unrealized gain (loss)	(.216)	.324	(.364)	.050	.642
Total from investment operations	.103	.657	(.012)	.437	1.064
Distributions from net investment income	(.318)	(.333)	(.353)	(.387)	(.421)
Distributions from net realized gain	(.035)	(.044)	(.075)	–	(.013)
Total distributions	(.353)	(.377)	(.428)	(.387)	(.434)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.97	$12.22	$11.94	$12.38	$12.33
Total ReturnC	.90%	5.57%	(.16)%	3.61%	9.23%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.49%	.49%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.49%	.48%
Net investment income (loss)	2.67%	2.74%	2.83%	3.15%	3.49%
Supplemental Data
Net assets, end of period (000 omitted)	$597,684	$680,383	$651,635	$634,206	$569,796
Portfolio turnover rate	22%	12%	25%	11%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2018

Days	% of fund's investments 12/31/18
1 - 7	83.4
8 - 30	1.1
31 - 60	3.1
91 - 180	1.1
>180	11.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Variable Rate Demand Notes (VRDNs)	44.2%
Tender Option Bond	32.3%
Other Municipal Security	15.5%
Investment Companies	7.6%
Net Other Assets (Liabilities)	0.4%

Current 7-Day Yields

12/31/18
Fidelity® Michigan Municipal Money Market Fund	1.21%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Michigan Municipal Money Market Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Variable Rate Demand Note - 44.2%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(b)	$1,100,000	$1,100,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1.88% 1/7/19, VRDN (a)(b)	300,000	300,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 2% 1/7/19, VRDN (b)	300,000	300,000
St Marys Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 2.01% 1/7/19, VRDN (b)	700,000	700,000
		1,000,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (b)	200,000	200,000
Series 2010 B1, 1.98% 1/7/19, VRDN (b)	200,000	200,000
		400,000
Michigan - 42.6%
Central Michigan Univ. Rev. Series 2008 A, 1.78% 1/7/19, LOC JPMorgan Chase Bank, VRDN (b)	1,925,000	1,925,000
Grand Traverse County Hosp. Fin. Auth. Series 2011 B, 1.75% 1/7/19, LOC JPMorgan Chase Bank, VRDN (b)	14,925,000	14,925,000
Grand Valley Michigan State Univ. Rev. Series 2008 B, 1.7% 1/7/19, LOC U.S. Bank NA, Cincinnati, VRDN (b)	13,840,000	13,840,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 1.94% 1/7/19, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,500,000	1,500,000
(Hosp. Proj.) Series 2016 E2, 1.75% 1/7/19, VRDN (b)	10,600,000	10,600,000
Michigan State Univ. Revs. Series 2000 A, 1.78% 1/7/19 (Liquidity Facility Northern Trust Co.), VRDN (b)	10,795,000	10,795,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Air Products and Chemicals, Inc. Proj.) Series 2007 V1, 1.67% 1/2/19, VRDN (b)	13,395,000	13,395,000
(Consumers Energy Co. Proj.) 1.78% 1/7/19, LOC JPMorgan Chase Bank, VRDN (a)(b)	15,400,000	15,400,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 1.72% 1/2/19, LOC Comerica Bank, VRDN (b)	14,350,000	14,350,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 1.75% 1/7/19, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	15,400,000	15,400,000
FHLMC Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 1.71% 1/7/19, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	20,375,000	20,375,000
		132,505,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 2.03% 1/7/19, VRDN (a)(b)	600,000	600,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.88% 1/7/19, VRDN (a)(b)	200,000	200,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.81% 1/7/19, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.86% 1/7/19, VRDN (a)(b)	600,000	600,000
		1,100,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $137,205,000)		137,205,000

Tender Option Bond - 32.3%
California - 0.7%
Dignity Health Participating VRDN Series DBE 80 11, 1.91% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	2,100,000	2,100,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
Connecticut - 0.3%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	900,000	900,000
Florida - 0.0%
Florida Dept. of Trans. Tpk. Rev. Bonds Series Solar 17 02, 1.84%, tender 1/31/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	100,000	100,000
Illinois - 0.2%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	600,000	600,000
Michigan - 30.0%
Clarkston Cmnty. Schools Participating VRDN Series Floaters G72, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	2,695,000	2,695,000
Detroit Downtown Dev. Auth. Tax Participating VRDN Series Floaters XX 11 01, 1.71% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,100,000	3,100,000
Eastern Michigan Univ. Revs. Participating VRDN Series Floaters 009, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	10,000,000	10,000,000
Grand Rapids San. Swr. Sys. Rev. Participating VRDN Series Floaters XF 26 12, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,000,000	4,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XF 26 09, 1.75% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	800,000	800,000
Series Floaters XM 04 65, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,800,000	5,800,000
Series Floaters ZF 26 40, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,600,000	3,600,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 1.76% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,000,000	5,000,000
Series 16 XM0223, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)(e)	935,000	935,000
Series 16 ZM0166, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	8,500,000	8,500,000
Series RBC 2016 XM0132, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	13,165,000	13,165,000
Series XM 04 72, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	1,750,000	1,750,000
Series XX 1043, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	1,600,000	1,600,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	4,475,000	4,475,000
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Participating VRDN Series ZF 06 55, 1.73% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	3,500,000	3,500,000
Michigan St Hsg. Dev. Auth. Singl Participating VRDN:
Series Floaters 017, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	4,400,000	4,400,000
Series Floaters 027, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,200,000	3,200,000
RIB Floater Trust Various States Participating VRDN Series Floaters 008, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,900,000	3,900,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,089,000	3,089,000
Series 15 XF2205, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	5,300,000	5,300,000
Series Floaters ZF 05 90, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,300,000	4,300,000
		93,109,000
Montana - 0.4%
Missoula Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,370,000	1,370,000
Ohio - 0.2%
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	295,000	295,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
		595,000
Pennsylvania - 0.2%
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	100,000	100,000
		600,000
Texas - 0.2%
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	500,000	500,000
Virginia - 0.0%
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.91%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $100,274,000)		100,274,000

Other Municipal Security - 15.5%
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 1.92% tender 1/3/19, CP mode	200,000	200,000
Massachusetts - 0.1%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 92, 1.78% tender 1/3/19, CP mode	100,000	100,000
Series 92, 1.78% tender 2/4/19, CP mode	200,000	200,000
		300,000
Michigan - 14.4%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.96%, tender 7/29/19 (b)(f)	13,915,000	13,915,000
Michigan Bldg. Auth. Rev.:
Bonds Series 2013 A, 5% 4/15/19	2,565,000	2,587,920
Series 7, 1.85% 1/17/19, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	3,300,000	3,300,000
Michigan Fin. Auth. Rev. Bonds:
Series 2012 A, 5% 7/1/19	6,750,000	6,852,715
Series 2015 A, 5% 5/15/19	1,000,000	1,011,145
Michigan State Univ. Revs. Bonds:
Series 2010 C, 5% 8/15/19	3,300,000	3,361,511
Series 2015 A, 4% 8/15/19	1,000,000	1,012,402
Michigan Trunk Line Fund Rev. Bonds Series 2009, 5% 11/1/19	690,000	706,933
Univ. of Michigan Rev.:
Series K1, 1.79% 3/1/19, CP	3,100,000	3,100,000
Series K2:
1.73% 9/3/19, CP	2,880,000	2,880,000
1.81% 9/3/19, CP	3,000,000	3,000,000
1.82% 8/2/19, CP	3,200,000	3,200,000
		44,927,626
New Hampshire - 0.9%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 1990 A, 1.83% tender 2/1/19, CP mode (a)	1,300,000	1,300,000
Series 2018 A, 1.83% tender 1/3/19, CP mode (a)	400,000	400,000
Series A1, 1.82% tender 1/7/19, CP mode (a)	1,000,000	1,000,000
		2,700,000
Ohio - 0.1%
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.294%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(f)	200,000	200,050
TOTAL OTHER MUNICIPAL SECURITY
(Cost $48,327,676)		48,327,676
	Shares	Value

Investment Company - 7.6%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $23,734,801)	23,733,185	23,734,801
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $309,541,477)		309,541,477
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,110,095
NET ASSETS - 100%		$310,651,572

Security Type Abbreviations

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,965,000 or 1.6% of net assets.

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	1/18/18	$500,000
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	10/15/18	$300,000
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	6/29/17	$900,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	5/31/18 - 12/7/18	$500,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	8/16/18	$600,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	9/14/17	$295,000
Missoula Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	7/20/17 - 11/3/17	$1,370,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	3/9/17 - 8/6/18	$300,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	11/15/18	$100,000
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Bonds Series Floaters G 40, 1.91%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada)	8/2/18	$100,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$476,883
Total	$476,883

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $285,806,676)	$285,806,676
Fidelity Central Funds (cost $23,734,801)	23,734,801
Total Investment in Securities (cost $309,541,477)		$309,541,477
Cash		7,520
Receivable for securities sold on a delayed delivery basis		400,000
Receivable for fund shares sold		263,221
Interest receivable		812,337
Distributions receivable from Fidelity Central Funds		33,891
Prepaid expenses		543
Other receivables		37
Total assets		311,059,026
Liabilities
Payable for fund shares redeemed	$222,937
Distributions payable	12,209
Accrued management fee	92,588
Audit fee payable	33,722
Transfer agent fee payable	40,887
Other affiliated payables	4,063
Other payables and accrued expenses	1,048
Total liabilities		407,454
Net Assets		$310,651,572
Net Assets consist of:
Paid in capital		$310,653,583
Total distributable earnings (loss)		(2,011)
Net Assets, for 310,291,017 shares outstanding		$310,651,572
Net Asset Value, offering price and redemption price per share ($310,651,572 ÷ 310,291,017 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$4,752,393
Income from Fidelity Central Funds		476,883
Total income		5,229,276
Expenses
Management fee	$1,282,484
Transfer agent fees	557,964
Accounting fees and expenses	56,299
Custodian fees and expenses	3,255
Independent trustees' fees and expenses	1,699
Registration fees	23,052
Audit	39,751
Legal	3,677
Miscellaneous	1,723
Total expenses before reductions	1,969,904
Expense reductions	(2,705)
Total expenses after reductions		1,967,199
Net investment income (loss)		3,262,077
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,564
Fidelity Central Funds	4,215
Total net realized gain (loss)		15,779
Net increase in net assets resulting from operations		$3,277,856

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,262,077	$1,722,891
Net realized gain (loss)	15,779	3,760
Net increase in net assets resulting from operations	3,277,856	1,726,651
Distributions to shareholders	(3,581,532)	–
Distributions to shareholders from net investment income	–	(1,722,434)
Distributions to shareholders from net realized gain	–	(4,294)
Total distributions	(3,581,532)	(1,726,728)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	35,049,609	35,302,513
Reinvestment of distributions	3,456,334	1,674,103
Cost of shares redeemed	(148,370,854)	(190,525,240)
Net increase (decrease) in net assets and shares resulting from share transactions	(109,864,911)	(153,548,624)
Total increase (decrease) in net assets	(110,168,587)	(153,548,701)
Net Assets
Beginning of period	420,820,159	574,368,860
End of period	$310,651,572	$420,820,159
Other Information
Distributions in excess of net investment income end of period		$(1,653)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.009	.004	.001	–A	–A
Net realized and unrealized gain (loss)	.001	–A	.001	–A	–A
Total from investment operations	.010	.004	.002	–A	–A
Distributions from net investment income	(.009)	(.004)	(.001)	–A	–A
Distributions from net realized gain	(.001)	–A	(.001)	–	–
Total distributions	(.010)	(.004)	(.002)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	1.01%	.37%	.16%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.55%	.53%	.52%	.53%	.53%
Expenses net of fee waivers, if any	.55%	.53%	.35%	.06%	.07%
Expenses net of all reductions	.55%	.53%	.35%	.06%	.07%
Net investment income (loss)	.90%	.35%	.06%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$310,652	$420,820	$574,369	$993,737	$1,044,226

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Michigan Municipal Income Fund	$582,817,327	$11,013,723	$(3,080,760)	$7,932,963
Fidelity Michigan Municipal Money Market Fund	309,541,477	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$32,826	$–	$7,932,963
Fidelity Michigan Municipal Money Market Fund	$–	$–	$–

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to December 31, 2018. Loss deferrals were as follows:

Capital losses
Fidelity Michigan Municipal Income Fund	$(753,875)

The tax character of distributions paid was as follows:

December 31, 2018
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$16,994,836	$–	$1,809,046	$18,803,882
Fidelity Michigan Municipal Money Market Fund	3,262,434	285,311	33,787	3,581,532

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$18,249,642	$–	$2,430,358	$20,680,000
Fidelity Michigan Municipal Money Market Fund	1,722,434	4,294	–	1,726,728

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $132,570,888 and $209,746,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.11%	.36%
Fidelity Michigan Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.15%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Michigan Municipal Income Fund	.02
Fidelity Michigan Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$1,790

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Michigan Municipal Income Fund	$4,893
Fidelity Michigan Municipal Money Market Fund	153

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$4,057
Fidelity Michigan Municipal Money Market Fund	2,552

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Michigan Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$1,015.90	$2.44
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Michigan Municipal Money Market Fund	.54%
Actual		$1,000.00	$1,005.10	$2.73
Hypothetical-C		$1,000.00	$1,022.48	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend the amount noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$1,665,381
Fidelity Michigan Municipal Money Market Fund	$20,021

During fiscal year ended 2018, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 5.31% of Fidelity Michigan Municipal Income Fund and 13.56% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Michigan Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers a Michigan money market fund.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but considered that the management fee rate was only slightly above the Total Mapped Group and ASPG medians.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Michigan Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Michigan Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Michigan Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was slight.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Fidelity® Minnesota Municipal Income Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	0.65%	3.00%	3.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,645	Fidelity® Minnesota Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo:  For the fiscal year ending December 31, 2018, the fund gained 0.65%, lagging, net of fees, the 1.26% advance of the state benchmark, the Bloomberg Barclays Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. However, the fund outpaced its Lipper peer group average for the period. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in bonds issued by municipal housing authorities also detracted on a relative basis as the sector outpaced the market. In contrast, the fund had modestly less sensitivity to interest rates--as measured by duration--versus the state benchmark, which made a relative contribution given the significant increase in interest rates over the past year. The portfolio's overweighting in the outperforming health care sector--which topped most other sectors of the market--also added some value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	36.0
Health Care	24.7
Electric Utilities	15.8
Education	9.4
Transportation	7.6

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	8.0%
AA,A	82.8%
BBB	5.9%
Not Rated	1.7%
Short-Term Investments and Net Other Assets	1.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 98.4%
	Principal Amount	Value
Guam - 0.4%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	850,000	965,634
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/21 (FSA Insured)	1,100,000	1,180,641

TOTAL GUAM		2,146,275

Minnesota - 98.0%
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	$805,000	$892,109
5% 2/1/24	1,110,000	1,253,978
5% 2/1/25	1,015,000	1,144,057
5% 2/1/26	1,220,000	1,373,256
5% 2/1/27	1,285,000	1,445,766
5% 2/1/28	1,345,000	1,509,843
5% 2/1/29	1,415,000	1,586,272
5% 2/1/34	1,800,000	2,005,128
Breckenridge Gen. Oblig. (Catholic Health Initiatives Proj.) Series 2004 A, 5% 5/1/30	3,910,000	3,952,971
Chaska Elec. Rev. Series 2015 A:
5% 10/1/26	1,000,000	1,162,330
5% 10/1/27	1,665,000	1,924,041
5% 10/1/29	785,000	897,695
Chaska Independent School District #112 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,620,808
5% 2/1/31	3,600,000	4,147,668
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,487,803
5% 2/1/31	1,245,000	1,425,513
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	854,042
5% 11/1/25	250,000	276,965
5% 11/1/26	500,000	550,835
5% 11/1/27	420,000	460,118
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/43	1,500,000	1,636,335
5% 2/15/48	3,000,000	3,263,010
5% 2/15/58	3,125,000	3,351,750
Duluth Gen. Oblig. Series 2016 A:
5% 2/1/28	1,660,000	1,937,021
5% 2/1/30	1,235,000	1,432,390
5% 2/1/31	1,495,000	1,726,605
5% 2/1/32	2,130,000	2,449,585
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	6,024,270
5% 12/1/40	7,200,000	8,245,440
Series 2016 B, 5% 12/1/31	1,135,000	1,335,725
Jordan Ind. School District:
Series 2014 A:
5% 2/1/28	960,000	1,067,443
5% 2/1/29 (Pre-Refunded to 2/1/29 @ 100)	1,000,000	1,107,790
5% 2/1/30 (Pre-Refunded to 2/1/30 @ 100)	1,245,000	1,379,199
Series A, 5% 2/1/28 (Pre-Refunded to 2/1/28 @ 100)	40,000	44,312
Maple Grove Health Care Sys. Rev.:
Series 2015:
4% 9/1/35	1,250,000	1,268,213
5% 9/1/28	695,000	769,045
5% 9/1/30	1,500,000	1,647,540
5% 9/1/31	1,300,000	1,422,993
5% 9/1/32	1,000,000	1,092,120
Series 2017:
5% 5/1/26	1,355,000	1,569,673
5% 5/1/27	1,400,000	1,636,390
5% 5/1/28	2,000,000	2,311,880
5% 5/1/29	1,000,000	1,151,940
5% 5/1/30	850,000	971,720
5% 5/1/31	510,000	579,416
5% 5/1/32	500,000	564,925
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Allina Health Sys. Proj.) Series 2017 A:
5% 11/15/27	1,250,000	1,479,388
5% 11/15/28	2,730,000	3,212,992
5% 11/15/29	1,040,000	1,214,637
(Children's Health Care Proj.):
Series 1995 B, 5% 8/15/25 (FSA Insured)	3,000,000	3,131,160
Series 2010 A, 5.25% 8/15/25	1,000,000	1,048,970
(Children's Hospitals and Clinics Proj.) Series 2004 A1, 5% 8/15/34 (FSA Insured)	500,000	520,725
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2012 B:
5% 1/1/26	1,250,000	1,353,538
5% 1/1/27	1,500,000	1,621,515
Series 2014 A:
5% 1/1/26	3,015,000	3,400,046
5% 1/1/28	4,000,000	4,474,760
5% 1/1/29	2,150,000	2,396,627
5% 1/1/30	2,000,000	2,223,460
5% 1/1/31	6,020,000	6,677,745
Series 2016 A:
5% 1/1/30	4,000,000	4,714,200
5% 1/1/31	2,350,000	2,756,597
5% 1/1/32	2,900,000	3,383,517
Series 2016 D:
5% 1/1/23 (a)	670,000	738,394
5% 1/1/27 (a)	350,000	409,731
5% 1/1/28 (a)	430,000	501,023
5% 1/1/29 (a)	225,000	260,759
5% 1/1/30 (a)	475,000	547,552
5% 1/1/31 (a)	200,000	229,624
5% 1/1/32 (a)	200,000	228,550
5% 1/1/33 (a)	220,000	250,734
5% 1/1/34 (a)	225,000	255,407
5% 1/1/35 (a)	225,000	254,554
5% 1/1/36 (a)	220,000	248,070
5% 1/1/37 (a)	250,000	280,583
5% 1/1/41 (a)	725,000	806,142
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	978,656
5% 11/15/28	1,380,000	1,579,534
5% 11/15/29	1,000,000	1,139,880
5% 11/15/30	1,000,000	1,133,190
5% 11/15/31	3,665,000	4,133,644
5% 11/15/32	2,200,000	2,474,032
Series 2018 A:
5% 11/15/35	2,500,000	2,846,300
5% 11/15/36	2,500,000	2,828,325
Minneapolis Spl. School District:
(MN SD Cr. Enhancement Prog.):
Series 2017 B, 5% 2/1/29	2,590,000	3,117,557
Series 2018 A, 5% 2/1/33	1,000,000	1,177,880
Series 2018 B, 5% 2/1/33	3,190,000	3,757,437
Series 2017 A, 4% 2/1/33	1,415,000	1,518,536
Series 2017 B:
4% 2/1/33	2,595,000	2,784,876
4% 2/1/34	2,595,000	2,772,161
Minneapolis Spl. School District #1 Ctfs. of Prtn. Series 2016 C, 5% 2/1/31	1,915,000	2,225,153
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/30 (Assured Guaranty Corp. Insured)	3,750,000	3,853,350
5.25% 2/15/23 (Assured Guaranty Corp. Insured)	1,660,000	1,719,245
Minnesota Ctfs. Prtn. (Minnesota Gen. Oblig. Proj.) Series 2014, 5% 6/1/39	2,445,000	2,723,681
Minnesota Gen. Oblig.:
Series 2010 D:
5% 8/1/21 (Pre-Refunded to 8/1/20 @ 100)	15,000	15,731
5% 8/1/22 (Pre-Refunded to 8/1/20 @ 100)	70,000	73,412
5% 8/1/23	9,855,000	10,316,510
5% 8/1/23 (Pre-Refunded to 8/1/20 @ 100)	145,000	152,067
Series 2011 B:
5% 10/1/24	2,500,000	2,703,425
5% 10/1/30	3,000,000	3,231,570
Series 2013 A, 5% 8/1/25	3,780,000	4,270,115
Series 2015 A, 5% 8/1/33	1,900,000	2,188,914
Series 2017 A:
5% 10/1/31	5,000,000	5,963,200
5% 10/1/33	3,335,000	3,951,575
5% 8/1/24	4,780,000	5,283,143
5% 8/1/24 (Pre-Refunded to 8/1/22 @ 100)	220,000	242,675
Minnesota Higher Ed. Facilities Auth. Rev.:
(College of St. Scholastica, Inc. Proj.) Series Seven-H, 5.25% 12/1/35	1,000,000	1,020,950
(Macalester College, MN Proj.) Series 2017:
5% 3/1/28	400,000	472,428
5% 3/1/30	500,000	584,905
(Univ. of St Thomas) Series 2017 A:
5% 10/1/27	500,000	597,620
5% 10/1/28	735,000	867,109
5% 10/1/29	750,000	879,705
5% 10/1/30	655,000	764,392
Series 2017 A, 4% 10/1/35	800,000	840,344
Series 2017:
5% 3/1/28	2,000,000	2,375,100
5% 3/1/31	1,000,000	1,172,210
5% 10/1/31	590,000	679,651
5% 3/1/34	530,000	613,687
5% 10/1/34	440,000	497,108
5% 10/1/35	555,000	623,892
Series 2018 A:
5% 10/1/34	1,140,000	1,273,118
5% 10/1/45	3,650,000	3,969,594
Series Eight-G, 5% 12/1/31	1,000,000	1,144,100
Series Eight-J:
5% 3/1/26	1,015,000	1,167,788
5% 3/1/27	500,000	573,410
Series Eight-L:
5% 4/1/28	920,000	1,064,900
5% 4/1/29	1,005,000	1,158,273
5% 4/1/35	500,000	564,310
Minnesota Hsg. Fin. Agcy. Series 2015 A:
5% 8/1/29	1,000,000	1,128,830
5% 8/1/30	1,000,000	1,126,060
5% 8/1/31	1,000,000	1,123,840
5% 8/1/32	1,000,000	1,122,740
5% 8/1/33	1,000,000	1,120,540
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2014 A:
5% 10/1/25	200,000	229,128
5% 10/1/26	830,000	947,520
Series 2014:
5% 10/1/26	630,000	719,202
5% 10/1/27	750,000	853,163
5% 10/1/30	1,000,000	1,128,400
Series 2016:
4% 10/1/41	1,000,000	1,034,990
5% 10/1/32	1,500,000	1,727,130
5% 10/1/33	400,000	459,368
5% 10/1/35	400,000	456,088
5% 10/1/36	1,000,000	1,135,770
5% 10/1/47	2,000,000	2,234,940
Minnesota Pub. Facilities Auth. Rev. Series 2016 A:
5% 3/1/29	5,000,000	5,882,900
5% 3/1/30	5,150,000	6,029,723
Minnesota State Colleges & Univs. Board of Trustees Rev. Series 2011 A, 5% 10/1/30	1,495,000	1,606,258
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	13,952,201
5% 3/1/28	4,275,000	4,643,933
5% 3/1/29	2,250,000	2,443,455
Series 2014 A:
5% 6/1/27	5,000,000	5,594,300
5% 6/1/38	5,000,000	5,490,400
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,500,000	2,756,125
Mounds View Independent School District #621 Series 2018 A, 5% 2/1/29	6,840,000	8,155,332
North Branch Independent School District #138 Series 2017 A, 4% 2/1/29	2,015,000	2,208,541
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2013 A:
5% 1/1/23	850,000	939,165
5% 1/1/24	650,000	713,226
5% 1/1/25	975,000	1,069,838
5% 1/1/31	1,740,000	1,884,403
Series 2016:
5% 1/1/28	500,000	571,825
5% 1/1/29	620,000	706,099
5% 1/1/30	520,000	589,384
5% 1/1/31	350,000	394,576
Series 2017:
5% 1/1/29	460,000	530,260
5% 1/1/31	400,000	456,184
5% 1/1/33	475,000	537,391
5% 1/1/35	520,000	584,782
Rochester Elec. Util. Rev.:
Series 2013 B:
5% 12/1/26	570,000	643,616
5% 12/1/27	275,000	310,107
5% 12/1/28	275,000	309,018
5% 12/1/43	1,000,000	1,104,620
Series 2017 A:
5% 12/1/42	1,100,000	1,238,204
5% 12/1/47	1,000,000	1,121,930
Rochester Health Care Facilities Rev.:
(Mayo Clinic Proj.) Series 2008 E, 5% 11/15/38	4,000,000	4,134,520
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/21	790,000	844,992
5% 7/1/22	350,000	383,656
5% 7/1/24	300,000	334,536
5% 7/1/27	245,000	270,010
5% 7/1/28	225,000	247,464
5% 7/1/33	1,225,000	1,332,665
Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (b)	1,100,000	1,173,997
Series 2016 B, 5% 11/15/35	4,000,000	5,022,400
Roseville Independent School District #623:
(Minnesota Gen. Oblig.) Series 2018 A, 5% 2/1/31	5,000,000	5,770,650
(MN School District Cr. Enhancement Prog.) Series 2018 A:
5% 2/1/26	2,400,000	2,805,624
5% 2/1/29	5,180,000	6,051,639
Saint Cloud Health Care Rev.:
Series 2014 B:
5% 5/1/22	1,950,000	2,128,152
5% 5/1/24	1,510,000	1,710,860
Series 2016 A:
5% 5/1/29	1,000,000	1,152,670
5% 5/1/30	1,000,000	1,145,510
5% 5/1/31	1,000,000	1,139,820
5% 5/1/46	5,000,000	5,487,600
5.125% 5/1/30	310,000	322,540
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A:
5% 11/15/27 (Pre-Refunded to 11/15/25 @ 100)	2,515,000	2,950,950
5% 11/15/30 (Pre-Refunded to 11/15/25 @ 100)	1,585,000	1,859,744
Saint Paul Port Auth. Lease Rev. Series 2013, 5% 12/1/21	4,900,000	5,322,331
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,145,270
5% 11/1/28	1,000,000	1,136,510
Sartell Independent School District 748:
Series 2016 A, 5% 2/1/27	1,825,000	2,094,042
Series 2016 B, 5% 2/1/26	1,500,000	1,725,720
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,103,924
5% 9/1/24	1,000,000	1,126,670
5% 9/1/25	1,345,000	1,511,605
5% 9/1/26	1,575,000	1,759,543
5% 9/1/28	1,000,000	1,108,870
5% 9/1/34	1,065,000	1,150,892
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,670,000	14,060,168
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,165,000	2,621,854
Series 2015 A:
5% 1/1/28	1,000,000	1,160,910
5% 1/1/34	1,695,000	1,918,876
5% 1/1/36	1,000,000	1,125,340
5% 1/1/41	1,000,000	1,112,670
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Fairview Hsp & Hltcare Srv Sys. Proj.) 5% 11/15/47	13,350,000	14,651,076
Series 2009 A1, 5.25% 11/15/29	1,475,000	1,523,203
Series 2009 A2, 5.5% 11/15/24	990,000	1,020,898
Series 2015 A:
5% 7/1/29	5,000,000	5,652,250
5% 7/1/30	5,000,000	5,617,500
Series 2017 A:
5% 11/15/30	650,000	751,075
5% 11/15/31	845,000	970,018
5% 11/15/33	800,000	909,048
5% 11/15/34	665,000	753,452
Univ. of Minnesota Gen. Oblig.:
Series 2016:
5% 4/1/37	2,125,000	2,423,541
5% 4/1/41	6,000,000	6,780,060
Series 2017 A:
5% 9/1/33	5,025,000	5,912,114
5% 9/1/37	3,880,000	4,483,883
Series 2017 B, 5% 12/1/32	2,000,000	2,370,820
Univ. of Minnesota Spl. Purp. Rev.:
(Biomedical Science Research Facilities Fdg. Prog.) Series 2013 C, 5% 8/1/38	5,275,000	5,844,384
(State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2011 B, 5% 8/1/25	2,095,000	2,252,649
West Saint Paul Independent School District #197 Series 2012 A, 4% 2/1/24	3,530,000	3,737,493
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/26	5,000,000	5,534,550
5% 1/1/27	2,150,000	2,378,997
5% 1/1/30	1,000,000	1,102,880
Series 2014 A:
5% 1/1/31	1,750,000	1,955,083
5% 1/1/35	1,595,000	1,763,767
5% 1/1/40	1,500,000	1,644,015
5% 1/1/46	11,270,000	12,313,715
Series 2015 A, 5% 1/1/31	1,820,000	2,093,928
Series 2018 A, 5% 1/1/49	2,000,000	2,276,940
White Bear Lake Minn Rev. (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/28	1,000,000	1,153,150
5% 6/1/30	500,000	567,835
5% 6/1/31	700,000	791,343
5% 6/1/33	1,000,000	1,123,630

TOTAL MINNESOTA		512,463,292

TOTAL MUNICIPAL BONDS
(Cost $508,771,328)		514,609,567
TOTAL INVESTMENT IN SECURITIES - 98.4%
(Cost $508,771,328)		514,609,567
NET OTHER ASSETS (LIABILITIES) - 1.6%		8,486,653
NET ASSETS - 100%		$523,096,220

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	36.0%
Health Care	24.7%
Electric Utilities	15.8%
Education	9.4%
Transportation	7.6%
Others* (Individually Less Than 5%)	6.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $508,771,328)		$514,609,567
Cash		1,130,601
Receivable for investments sold		1,041,542
Receivable for fund shares sold		751,575
Interest receivable		6,899,271
Prepaid expenses		794
Other receivables		1,348
Total assets		524,434,698
Liabilities
Payable for fund shares redeemed	$707,722
Distributions payable	375,334
Accrued management fee	156,444
Other affiliated payables	51,598
Other payables and accrued expenses	47,380
Total liabilities		1,338,478
Net Assets		$523,096,220
Net Assets consist of:
Paid in capital		$516,487,772
Total distributable earnings (loss)		6,608,448
Net Assets, for 45,853,219 shares outstanding		$523,096,220
Net Asset Value, offering price and redemption price per share ($523,096,220 ÷ 45,853,219 shares)		$11.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$16,142,701
Expenses
Management fee	$1,926,539
Transfer agent fees	506,582
Accounting fees and expenses	136,072
Custodian fees and expenses	4,078
Independent trustees' fees and expenses	2,508
Registration fees	45,914
Audit	54,469
Legal	9,191
Miscellaneous	3,786
Total expenses before reductions	2,689,139
Expense reductions	(7,378)
Total expenses after reductions		2,681,761
Net investment income (loss)		13,460,940
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		875,406
Total net realized gain (loss)		875,406
Change in net unrealized appreciation (depreciation) on investment securities		(11,229,023)
Net gain (loss)		(10,353,617)
Net increase (decrease) in net assets resulting from operations		$3,107,323

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,460,940	$13,220,804
Net realized gain (loss)	875,406	935,893
Change in net unrealized appreciation (depreciation)	(11,229,023)	9,763,276
Net increase (decrease) in net assets resulting from operations	3,107,323	23,919,973
Distributions to shareholders	(14,369,680)	–
Distributions to shareholders from net investment income	–	(13,220,102)
Distributions to shareholders from net realized gain	–	(413,808)
Total distributions	(14,369,680)	(13,633,910)
Share transactions
Proceeds from sales of shares	89,718,949	78,973,080
Reinvestment of distributions	9,857,381	9,555,900
Cost of shares redeemed	(115,136,318)	(70,449,782)
Net increase (decrease) in net assets resulting from share transactions	(15,559,988)	18,079,198
Total increase (decrease) in net assets	(26,822,345)	28,365,261
Net Assets
Beginning of period	549,918,565	521,553,304
End of period	$523,096,220	$549,918,565
Other Information
Undistributed net investment income end of period		$96,402
Shares
Sold	7,882,945	6,819,066
Issued in reinvestment of distributions	867,301	824,946
Redeemed	(10,141,334)	(6,087,150)
Net increase (decrease)	(1,391,088)	1,556,862

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.64	$11.42	$11.75	$11.77	$11.39
Income from Investment Operations
Net investment income (loss)A	.282	.285	.300	.317	.329
Net realized and unrealized gain (loss)	(.211)	.229	(.286)	.030	.443
Total from investment operations	.071	.514	.014	.347	.772
Distributions from net investment income	(.282)	(.285)	(.300)	(.317)	(.329)
Distributions from net realized gain	(.019)	(.009)	(.044)	(.050)	(.063)
Total distributions	(.301)	(.294)	(.344)	(.367)	(.392)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.41	$11.64	$11.42	$11.75	$11.77
Total ReturnC	.65%	4.55%	.08%	3.00%	6.85%
Ratios to Average Net AssetsD
Expenses before reductions	.50%	.49%	.50%	.50%	.49%
Expenses net of fee waivers, if any	.50%	.49%	.50%	.49%	.49%
Expenses net of all reductions	.49%	.49%	.50%	.49%	.49%
Net investment income (loss)	2.48%	2.46%	2.54%	2.71%	2.82%
Supplemental Data
Net assets, end of period (000 omitted)	$523,096	$549,919	$521,553	$505,992	$506,314
Portfolio turnover rate	14%	11%	13%	13%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,762,800
Gross unrealized depreciation	(3,915,286)
Net unrealized appreciation (depreciation)	$5,847,514
Tax Cost	$508,762,053

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$88,096
Undistributed long-term capital gain	$672,840
Net unrealized appreciation (depreciation) on securities and other investments	$5,847,514

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$13,459,972	$13,220,102
Long-term Capital Gains	909,708	413,808
Total	$14,369,680	$ 13,633,910

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $75,283,341 and $87,763,352, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .03%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,493 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,078.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,300.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Minnesota Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 8, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Actual	.49%	$1,000.00	$1,013.80	$2.49
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Minnesota Municipal Income Fund voted to pay on February 11, 2019, to shareholders of record at the opening of business on February 8, 2019, a distribution of $ 0.016 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $875,406, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2018, 100% of the fund's income dividends was free from federal income tax, and 1.42% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Minnesota Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

MN Municipal Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
50
50
50
50
49
48
49
49
49
49
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	8%	7%	7%	8%	8%
Funds	341	330	329	328	322
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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1.539899.121

Fidelity® Ohio Municipal Income Fund Fidelity® Ohio Municipal Money Market Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	0.39%	4.15%	4.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,792	Fidelity® Ohio Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo:  For the fiscal year ending December 31, 2018, the fund gained 0.39%, lagging, net of fees, the 1.09% advance of the state benchmark, the Bloomberg Barclays Ohio 2+ Year Enhanced Modified 2% Municipal Bond Index. The fund also trailed its Lipper peer group average for the period. The fund's state benchmark is new as of August 1 and allows for the inclusion of shorter-maturity bonds, which lowers duration to a level more in line with the fund's competitive universe. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in bonds backed by the state of Ohio and its various entities also detracted. In contrast, the portfolio's overweighting in bonds issued by the Lancaster School District, which were advance refunded during the period, boosted the relative result. An overweighting in Summa Health System also contributed, as these bonds performed comparatively well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	32.9
Education	24.8
General Obligations	21.2
Escrowed/Pre-Refunded	5.7
Electric Utilities	4.7

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	2.3%
AA,A	77.2%
BBB	8.8%
BB and Below	2.2%
Not Rated	1.4%
Short-Term Investments and Net Other Assets	8.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 91.9%
	Principal Amount	Value
Guam - 0.3%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	900,000	1,022,436
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,091,040

TOTAL GUAM		2,113,476

Ohio - 91.6%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.) Series 2012:	$	$
5% 11/15/22	1,000,000	1,090,020
5% 11/15/23	3,245,000	3,523,908
Series 2016:
5% 11/15/22	1,020,000	1,111,035
5.25% 11/15/34	1,500,000	1,674,720
5.25% 11/15/41	10,295,000	11,294,027
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
4% 8/1/36	5,000,000	5,118,550
5% 8/1/42	4,175,000	4,600,307
Bonds Series 2017 B, 5%, tender 5/5/22 (b)	3,000,000	3,282,090
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.) Series 2012 B, 5.25% 2/15/26 (Pre-Refunded to 2/15/22 @ 100)	6,875,000	7,555,488
(Greenup Hydroelectric Proj.) Series 2016 A, 5% 2/15/41	3,005,000	3,306,552
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,453,506
5% 2/15/42	3,000,000	3,270,660
Bonds (Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (b)	7,000,000	6,998,180
Beavercreek City School District Series 2015:
5% 12/1/28	1,500,000	1,731,585
5% 12/1/29	1,500,000	1,725,300
Bowling Green Univ. Gen. Receipts Series 2016 A, 5% 6/1/42	1,000,000	1,100,370
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,476,815
Series 2016 X:
5% 5/15/31	3,225,000	3,931,985
5% 5/15/32	3,950,000	4,834,089
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	3,000,000	3,232,260
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) 5% 12/15/26	4,000,000	4,549,640
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,009,379
Cleveland Arpt. Sys. Rev. Series 2018 A:
5% 1/1/43 (FSA Insured) (a)	1,750,000	1,929,270
5% 1/1/48 (FSA Insured) (a)	3,000,000	3,294,720
Cleveland Gen. Oblig.:
Series 2012, 5% 12/1/25	2,350,000	2,608,312
Series 2015:
5% 12/1/26	1,500,000	1,734,570
5% 12/1/27	2,000,000	2,304,540
5% 12/1/29	1,250,000	1,429,275
Series C, 5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,152,651
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,098,010
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/29	600,000	708,438
5% 10/1/30	420,000	493,286
5% 10/1/31	650,000	759,967
5% 10/1/33	600,000	696,750
5% 10/1/36	700,000	802,522
5% 10/1/39	2,040,000	2,314,278
5% 10/1/43	5,000,000	5,638,250
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,391,946
Series 2015 A:
5% 12/1/24	3,725,000	4,151,140
5% 12/1/27	1,750,000	1,938,563
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,341,380
5% 11/15/35	1,245,000	1,400,077
5% 11/15/36	450,000	504,275
5% 11/15/45	2,000,000	2,209,900
Cleveland Pub. Pwr. Sys. Rev.:
Series 2016 A, 5% 11/15/22 (FSA Insured)	3,970,000	4,385,977
Series 2018:
5% 11/15/23 (FSA Insured)	360,000	405,032
5% 11/15/24 (FSA Insured)	475,000	542,754
5% 11/15/25 (FSA Insured)	200,000	231,090
5% 11/15/26 (FSA Insured)	265,000	309,361
5% 11/15/27 (FSA Insured)	220,000	259,085
5% 11/15/28 (FSA Insured)	150,000	177,020
5% 11/15/29 (FSA Insured)	210,000	247,069
5% 11/15/30 (FSA Insured)	530,000	619,756
5% 11/15/32 (FSA Insured)	365,000	423,243
5% 11/15/34 (FSA Insured)	785,000	902,664
5% 11/15/36 (FSA Insured)	1,000,000	1,141,170
5% 11/15/38 (FSA Insured)	830,000	938,581
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,074,714
5% 6/1/25	2,500,000	2,699,225
5% 6/1/26	3,075,000	3,314,635
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	5,861,704
Series 2015 Y:
4% 1/1/28	650,000	695,513
4% 1/1/29	1,040,000	1,108,786
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,570,720
Columbus City School District 5% 12/1/31	5,000,000	5,774,900
Columbus Gen. Oblig. Series 2014 A, 4% 2/15/28	5,000,000	5,397,950
Columbus Metropolitan Library Facility Series 2012 1, 5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	530,000	561,715
Cuyahoga County Gen. Oblig. Series 2012 A, 4% 12/1/27	1,575,000	1,626,550
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/26	1,750,000	1,940,785
5% 2/15/27	1,700,000	1,896,571
5% 2/15/28	2,385,000	2,625,170
5% 2/15/30	3,000,000	3,273,360
5% 2/15/31	1,500,000	1,629,015
5% 2/15/32	1,450,000	1,567,334
Dayton Gen. Oblig.:
4% 12/1/22	750,000	777,833
4% 12/1/25	1,540,000	1,592,452
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,269,050
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/23	1,395,000	1,494,547
4% 12/1/24	1,490,000	1,593,421
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,433,275
5% 12/1/26	3,045,000	3,480,618
5% 12/1/32	5,920,000	6,711,030
Franklin County Hosp. Facilities Rev.:
(Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	3,600,000	3,929,256
Series 2016 C:
4% 11/1/40	3,000,000	3,059,550
5% 11/1/33	2,610,000	3,004,502
5% 11/1/34	2,155,000	2,468,725
Greater Cleveland Reg'l. Transit Auth. Series 2012, 5% 12/1/23	660,000	715,519
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,527,270
5% 12/1/26	1,500,000	1,715,475
5% 12/1/28	1,550,000	1,767,155
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,106,560
5% 12/1/27	3,825,000	4,227,008
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,286,620
5.25% 6/1/27	3,000,000	3,270,120
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,415,705
5% 1/1/36	3,450,000	3,558,779
Hamilton County Hosp. Facilities Rev. (Children's Hosp. Med. Ctr. Proj.) Series 2014 S, 5% 5/15/26	5,000,000	5,691,300
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,598,825
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A, 6.25% 12/1/34 (Pre-Refunded to 6/1/21 @ 100)	4,100,000	4,515,248
Kent State Univ. Revs.:
Series 2009 B:
5% 5/1/26	335,000	338,363
5% 5/1/28	415,000	419,113
5% 5/1/29	85,000	85,837
5% 5/1/30	95,000	95,869
Series 2012 A:
5% 5/1/24	1,385,000	1,512,932
5% 5/1/25	1,500,000	1,636,545
5% 5/1/26	2,220,000	2,419,090
Series 2016:
5% 5/1/29	2,000,000	2,313,980
5% 5/1/30	1,125,000	1,294,335
Kettering City School District Series 2017, 5% 12/1/25	1,080,000	1,269,097
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/27	770,000	870,154
5% 8/15/45	11,000,000	11,805,310
Lakewood City School District Series 2014 C:
5% 12/1/25	1,300,000	1,502,267
5% 12/1/27	3,215,000	3,690,209
Lancaster City School District Series 2012:
5% 10/1/37 (Pre-Refunded to 10/1/22 @ 100)	2,000,000	2,223,000
5% 10/1/49	2,860,000	3,076,788
5% 10/1/49 (Pre-Refunded to 10/1/22 @ 100)	140,000	155,075
Lucas County Hosp. Rev. Series 2011, 5% 11/15/25 (Pre-Refunded to 11/15/21 @ 100)	1,780,000	1,931,122
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	7,893,090
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,303,170
Miamisburg City School District Series 2016:
5% 12/1/28	500,000	580,595
5% 12/1/29	300,000	347,118
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,222,570
Series 2012 A, 5% 8/1/47	5,725,000	6,171,092
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	507,460
5% 12/1/28	1,400,000	1,608,796
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series 2008 D, 6.25% 10/1/33	2,500,000	2,509,600
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/44	4,005,000	4,088,344
5% 2/15/48	3,495,000	3,557,211
North Olmsted City School District Series 2015 A:
5% 12/1/26 (Pre-Refunded to 12/1/23 @ 100)	665,000	758,871
5% 12/1/27 (Pre-Refunded to 12/1/23 @ 100)	220,000	251,055
5% 12/1/28 (Pre-Refunded to 12/1/23 @ 100)	365,000	416,523
5% 12/1/29 (Pre-Refunded to 12/1/23 @ 100)	500,000	570,580
5% 12/1/30 (Pre-Refunded to 12/1/23 @ 100)	750,000	855,870
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	9,741,633
Northwest Local School District Series 2015, 5% 12/1/45	2,980,000	3,303,330
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,334,153
Ohio Cap. Facilities Lease (Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 10/1/32	1,625,000	1,899,138
5% 10/1/33	1,500,000	1,745,475
5% 10/1/35	1,450,000	1,672,749
5% 10/1/36	1,250,000	1,434,763
5% 10/1/37	1,430,000	1,635,462
Ohio Gen. Oblig.:
Series 2014 C, 4% 3/1/25	5,000,000	5,364,150
Series 2016 A, 5% 2/1/31	4,255,000	4,902,313
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	875,000	918,330
Series 2016, 5% 12/1/40	2,000,000	2,249,800
(Denison Univ. 2015 Proj.):
5% 11/1/28	1,465,000	1,680,853
5% 11/1/29	1,325,000	1,516,873
5% 11/1/30	2,285,000	2,605,860
(Denison Univ., Proj.) Series 2017 B, 5% 11/1/26	1,505,000	1,780,325
(Kenyon College 2010 Proj.) Series 2010, 5.25% 7/1/44	875,000	914,025
(Kenyon College 2015 Proj.) 5% 7/1/41	5,100,000	5,590,620
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,423,080
(Kenyon College, Oh. Proj.) Series 2017:
4% 7/1/36	400,000	415,780
4% 7/1/37	450,000	466,412
5% 7/1/28	400,000	470,748
5% 7/1/29	735,000	859,516
5% 7/1/30	300,000	348,603
5% 7/1/31	400,000	462,516
5% 7/1/33	650,000	744,744
5% 7/1/35	700,000	794,185
5% 7/1/42	1,400,000	1,559,684
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,580,050
(Univ. of Dayton Proj.):
Series 2013:
5% 12/1/23	540,000	595,928
5% 12/1/24	585,000	645,588
5% 12/1/25	1,000,000	1,103,570
5% 12/1/26	1,195,000	1,317,822
5% 12/1/27	2,300,000	2,530,966
Series 2018 B:
4% 12/1/33	1,155,000	1,220,881
5% 12/1/19	1,000,000	1,028,313
5% 12/1/21	1,000,000	1,083,820
5% 12/1/23	1,000,000	1,130,640
5% 12/1/25	1,065,000	1,241,087
5% 12/1/27	1,000,000	1,192,410
5% 12/1/29	1,310,000	1,546,953
5% 12/1/31	1,130,000	1,319,128
5% 12/1/35	1,000,000	1,145,250
5% 12/1/36	1,000,000	1,138,280
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,126,730
5% 5/1/28	1,000,000	1,120,570
5% 5/1/29	855,000	956,514
5% 5/1/31	1,005,000	1,115,128
Ohio Hosp. Facilities Rev.:
Series 2011 A, 5% 1/1/32	3,500,000	3,692,325
Series 2017 A, 5% 1/1/32	2,000,000	2,345,980
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/27	5,000,000	5,474,700
5% 1/15/41	5,000,000	5,415,300
Ohio Spl. Oblig.:
( Ohio Gen. Oblig. Proj.) Series 2017 A, 5% 4/1/32	1,115,000	1,295,318
( Ohio Gen. Oblig. Proj.P Series 2017 A, 5% 4/1/34	1,000,000	1,152,970
(Ohio Gen. Oblig. Proj.) Series 2017 A:
5% 4/1/29	2,535,000	2,992,010
5% 4/1/30	2,250,000	2,639,205
5% 4/1/31	2,000,000	2,333,060
5% 4/1/33	1,850,000	2,141,801
5% 4/1/35	2,395,000	2,753,771
Ohio State Univ. Gen. Receipts:
Series 2010 D, 5% 12/1/31	1,365,000	1,693,487
Series 2013 A:
5% 6/1/28	2,000,000	2,229,700
5% 6/1/38	3,500,000	3,855,530
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,820,400
Series 2017 A:
5% 2/15/30	1,000,000	1,170,580
5% 2/15/31	1,000,000	1,165,820
Ohio Univ. Gen. Receipts Athens Series 2013, 5% 12/1/24	5,075,000	5,596,609
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,180,575
Olentangy Local School District 5% 12/1/32	1,275,000	1,470,011
Princeton City School District Series 2014, 5% 12/1/39	2,750,000	3,082,200
Reynoldsburg City School District 4% 12/1/30	2,375,000	2,539,706
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/24	970,000	1,088,243
5% 2/15/28	5,030,000	5,728,969
5% 2/15/30	2,145,000	2,412,160
5% 2/15/32	2,550,000	2,839,986
5% 2/15/33	2,460,000	2,731,486
5% 2/15/34	3,005,000	3,320,555
South-Western City School District Franklin & Pickway County:
(Intercept) Series 2012, 5% 12/1/36	400,000	434,132
Series 2012, 5% 12/1/36 (Pre-Refunded to 6/1/22 @ 100)	1,600,000	1,761,376
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,723,650
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	508,995
5% 1/1/25	1,025,000	1,174,199
5% 1/1/33	5,000,000	5,670,300
Univ. of Cincinnati Gen. Receipts:
Series 2010 F, 5% 6/1/32	2,000,000	2,103,820
Series 2012 C:
4% 6/1/28	2,000,000	2,130,300
5% 6/1/24	1,230,000	1,362,754
Series 2013 A:
5% 6/1/33	4,085,000	4,507,144
5% 6/1/34	5,130,000	5,651,105
Series 2016 A:
5% 6/1/32	745,000	855,066
5% 6/1/33	800,000	914,736
5% 6/1/34	585,000	665,549
Series 2016 C, 5% 6/1/41	2,585,000	2,882,534
Univ. of Toledo Gen. Receipts:
Series 2017 B, 5% 6/1/31	2,470,000	2,970,175
Series 2018 A:
5% 6/1/26	600,000	701,334
5% 6/1/27	350,000	413,669
Village of Bluffton Hosp. Facilities Blanchard Valley Reg Health Ctr. Series 2017:
4% 12/1/32	1,500,000	1,545,360
5% 12/1/25	1,500,000	1,720,215
5% 12/1/26	1,890,000	2,181,740
5% 12/1/27	1,340,000	1,558,407
5% 12/1/28	1,400,000	1,612,758
5% 12/1/29	825,000	945,524
5% 12/1/30	1,700,000	1,939,819
5% 12/1/31	750,000	852,060
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,432,680
Wood County Hosp. Facilities Rev.:
(Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,696,805
(Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	2,000,000	2,087,140
5% 12/1/42	125,000	128,476
Wright State Univ. Gen. Receipts Series 2011 A:
5% 5/1/20	1,650,000	1,701,084
5% 5/1/21	1,080,000	1,135,642
5% 5/1/23	2,665,000	2,788,763

TOTAL OHIO		564,359,425

TOTAL MUNICIPAL BONDS
(Cost $554,771,293)		566,472,901

Municipal Notes - 7.0%
Ohio - 7.0%
Montgomery County Hosp. Rev.:
Series 2016 E, 1.7% 1/2/19, LOC Barclays Bank PLC, VRDN (b)	2,100,000	$2,100,000
Series 2016 F, 1.7% 1/2/19, LOC Barclays Bank PLC, VRDN (b)	3,320,000	3,320,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 1.7% 1/2/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	9,290,000	9,290,000
Ohio Hosp. Rev. Series 2018, 1.7% 1/2/19, LOC PNC Bank NA, VRDN (b)	3,040,000	3,040,000
Ohio State Univ. Gen. Receipts Series 2010 E, 1.72% 1/7/19, VRDN (b)	25,000,000	24,999,991
TOTAL MUNICIPAL NOTES
(Cost $42,750,000)		42,749,991
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $597,521,293)		609,222,892
NET OTHER ASSETS (LIABILITIES) - 1.1%		7,082,700
NET ASSETS - 100%		$616,305,592

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	32.9%
Education	24.8%
General Obligations	21.2%
Escrowed/Pre-Refunded	5.7%
Others* (Individually Less Than 5%)	15.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $597,521,293)		$609,222,892
Cash		3,824,383
Receivable for fund shares sold		955,094
Interest receivable		5,579,202
Prepaid expenses		937
Other receivables		1,568
Total assets		619,584,076
Liabilities
Payable for fund shares redeemed	$2,499,653
Distributions payable	491,029
Accrued management fee	183,005
Other affiliated payables	57,197
Other payables and accrued expenses	47,600
Total liabilities		3,278,484
Net Assets		$616,305,592
Net Assets consist of:
Paid in capital		$604,454,256
Total distributable earnings (loss)		11,851,336
Net Assets, for 51,820,704 shares outstanding		$616,305,592
Net Asset Value, offering price and redemption price per share ($616,305,592 ÷ 51,820,704 shares)		$11.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$20,431,717
Expenses
Management fee	$2,280,655
Transfer agent fees	559,886
Accounting fees and expenses	151,617
Custodian fees and expenses	4,889
Independent trustees' fees and expenses	2,983
Registration fees	24,103
Audit	54,469
Legal	2,808
Miscellaneous	4,703
Total expenses before reductions	3,086,113
Expense reductions	(8,793)
Total expenses after reductions		3,077,320
Net investment income (loss)		17,354,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		255,765
Total net realized gain (loss)		255,765
Change in net unrealized appreciation (depreciation) on investment securities		(16,148,891)
Net gain (loss)		(15,893,126)
Net increase (decrease) in net assets resulting from operations		$1,461,271

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,354,397	$18,088,000
Net realized gain (loss)	255,765	5,264,402
Change in net unrealized appreciation (depreciation)	(16,148,891)	15,306,731
Net increase (decrease) in net assets resulting from operations	1,461,271	38,659,133
Distributions to shareholders	(19,076,332)	–
Distributions to shareholders from net investment income	–	(18,087,879)
Distributions to shareholders from net realized gain	–	(4,790,838)
Total distributions	(19,076,332)	(22,878,717)
Share transactions
Proceeds from sales of shares	81,600,273	83,569,244
Reinvestment of distributions	12,319,390	14,264,227
Cost of shares redeemed	(137,357,769)	(93,359,800)
Net increase (decrease) in net assets resulting from share transactions	(43,438,106)	4,473,671
Total increase (decrease) in net assets	(61,053,167)	20,254,087
Net Assets
Beginning of period	677,358,759	657,104,672
End of period	$616,305,592	$677,358,759
Other Information
Undistributed net investment income end of period		$87,606
Shares
Sold	6,872,638	6,896,568
Issued in reinvestment of distributions	1,039,123	1,179,587
Redeemed	(11,595,747)	(7,726,040)
Net increase (decrease)	(3,683,986)	350,115

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.20	$11.91	$12.29	$12.26	$11.48
Income from Investment Operations
Net investment income (loss)A	.321	.330	.339	.363	.384
Net realized and unrealized gain (loss)	(.279)	.377	(.308)	.147	.780
Total from investment operations	.042	.707	.031	.510	1.164
Distributions from net investment income	(.321)	(.330)	(.339)	(.363)	(.384)
Distributions from net realized gain	(.031)	(.087)	(.072)	(.117)	–
Total distributions	(.352)	(.417)	(.411)	(.480)	(.384)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.89	$12.20	$11.91	$12.29	$12.26
Total ReturnC	.39%	6.03%	.19%	4.24%	10.26%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.48%
Net investment income (loss)	2.70%	2.73%	2.72%	2.97%	3.20%
Supplemental Data
Net assets, end of period (000 omitted)	$616,306	$677,359	$657,105	$636,261	$598,694
Portfolio turnover rate	11%	24%	17%	17%	7%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2018

Days	% of fund's investments 12/31/18
1 - 7	70.8
8 - 30	1.1
31 - 60	7.2
61 - 90	2.0
91 - 180	11.1
>180	7.8

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Variable Rate Demand Notes (VRDNs)	39.9%
Tender Option Bond	29.4%
Other Municipal Security	24.8%
Investment Companies	6.6%
Net Other Assets (Liabilities)	(0.7)*%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

12/31/18
Fidelity® Ohio Municipal Money Market Fund	1.27%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived.

Fidelity® Ohio Municipal Money Market Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Variable Rate Demand Note - 39.9%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(b)	$1,260,000	$1,260,000
Arkansas - 1.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 2.03% 1/7/19, VRDN (a)(b)	400,000	400,000
Series 2002, 1.88% 1/7/19, VRDN (a)(b)	2,700,000	2,700,000
		3,100,000
Indiana - 0.4%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.93% 1/7/19, VRDN (a)(b)	500,000	500,000
Series 2003 B, 2.08% 1/7/19, VRDN (a)(b)	500,000	500,000
		1,000,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 2% 1/7/19, VRDN (b)	200,000	200,000
St Marys Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 2.01% 1/7/19, VRDN (b)	700,000	700,000
		900,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (b)	300,000	300,000
Series 2010 B1, 1.98% 1/7/19, VRDN (b)	100,000	100,000
		400,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 2.03% 1/7/19, VRDN (a)(b)	700,000	700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.88% 1/7/19, VRDN (a)(b)	200,000	200,000
Ohio - 36.9%
Allen County Hosp. Facilities Rev. Series 2012 B, 1.73% 1/7/19, VRDN (b)	22,800,000	22,800,003
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 1.82% 1/7/19, LOC Northern Trust Co., VRDN (b)	15,165,000	15,165,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) 1.86% 1/7/19, LOC JPMorgan Chase Bank, VRDN (a)(b)	905,000	905,000
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 B4, 1.7% 1/2/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	3,800,000	3,800,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 F, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	3,000,000	3,000,000
Series 2016 G, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	13,890,000	13,890,000
Series 2016 H, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	18,960,000	18,960,000
Series 2016 I, 1.74% 1/7/19 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	3,450,000	3,450,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 1.75% 1/7/19, LOC Bank of America NA, VRDN (a)(b)	15,000,000	15,000,000
FHLMC Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Wingate at Belle Meadows Proj.) 1.77% 1/7/19, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,385,000	8,385,000
FNMA Franklin County Multi-family Rev. Series 2002, 1.79% 1/7/19, LOC Fannie Mae, VRDN (a)(b)	4,950,000	4,950,000
		110,305,003
South Carolina - 0.0%
Berkeley County Indl. Dev. Rev. Series A, 1.92% 1/7/19, VRDN (a)(b)	100,000	100,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.86% 1/7/19, VRDN (a)(b)	1,200,000	1,200,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $119,165,003)		119,165,003

Tender Option Bond - 29.4%
California - 0.7%
Dignity Health Participating VRDN Series DBE 80 11, 1.91% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	2,100,000	2,100,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
Florida - 0.1%
Florida Dept. of Trans. Tpk. Rev. Bonds Series Solar 17 02, 1.84%, tender 1/31/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	100,000	100,000
Illinois - 0.2%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	600,000	600,000
Ohio - 28.3%
Allen County Hosp. Facilities Rev. Participating VRDN Series Floaters XF 25 16, 1.81% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,340,000	4,340,000
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,750,000	3,750,000
Cleveland Wtr. Rev. Participating VRDN Series Floaters E 119, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	3,600,000	3,600,000
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 1.83% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	3,200,000	3,200,000
Forest Hills Local School District Participating VRDN Series Floaters G30, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	2,300,000	2,300,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 1.75% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	2,670,000	2,670,000
Series 16 XL0004, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	4,480,000	4,480,000
Franklin County Rev. Participating VRDN Series Floaters XF 25 90, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,000,000	2,000,000
Hamilton County HealthCare Facilities Rev. Participating VRDN Series XF 10 50, 1.81% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	800,000	800,000
Lakewood City School District Bonds Series Solar 0067, 1.84%, tender 2/21/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	4,190,000	4,190,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	6,420,000	6,420,000
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Participating VRDN:
Series Floaters XF 07 18, 1.74% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,750,000	3,750,000
Series Floaters ZF 05 85, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,170,000	3,170,000
Series Floaters ZF 06 70, 1.74% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	2,000,000	2,000,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN:
Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,700,000	3,700,000
Series XG 00 69, 1.81% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	3,000,000	3,000,000
Ohio Hosp. Facilities Rev. Participating VRDN:
Series 16 ZF0354, 1.74% 1/1/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,000,000	1,000,000
Series XM 05 20, 1.74% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,750,000	6,750,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,500,000	3,500,000
OhioHealth Corp. Participating VRDN Series Floaters XM 04 51, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,000,000	3,000,000
Pittsburg WTSW Participating VRDN Series Putters 50 23, 1.74% 1/2/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,800,000	3,800,000
the Cleveland Clinic Foundation Participating VRDN Series Floaters XF 05 73, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,990,000	3,990,000
Univ. of Cincinnati Gen. Receipts Participating VRDN:
Series Floaters XF 24 38, 1.74% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,000,000	2,000,000
Series Floaters ZM 06 46, 1.74% 1/7/19 (Liquidity Facility Wells Fargo Bank NA) (b)(c)	3,700,000	3,700,000
Upper Arlington City School District Participating VRDN Series Floaters XF 25 92, 1.79% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,500,000	3,500,000
		84,610,000
TOTAL TENDER OPTION BOND
(Cost $87,710,000)		87,710,000

Other Municipal Security - 24.8%
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 1.92% tender 1/3/19, CP mode	200,000	200,000
Massachusetts - 0.0%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 92, 1.78% tender 1/3/19, CP mode	100,000	100,000
New Hampshire - 0.9%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 1990 A, 1.83% tender 2/1/19, CP mode (a)	1,300,000	1,300,000
Series 2018 A, 1.83% tender 1/3/19, CP mode (a)	400,000	400,000
Series A1, 1.82% tender 1/7/19, CP mode (a)	900,000	900,000
		2,600,000
Ohio - 23.8%
Allen County Hosp. Facilities Rev. Bonds Series 2010 B, 5% 9/1/19	2,000,000	2,039,860
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2018, 3% 6/27/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,005,305
Series 2018:
3% 8/15/19 (Ohio Gen. Oblig. Guaranteed)	1,400,000	1,408,614
3% 12/5/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,809
Avon Gen. Oblig. BAN Series 2018:
2.375% 1/23/19	2,400,000	2,400,959
3% 9/5/19 (Ohio Gen. Oblig. Guaranteed)	1,750,000	1,762,778
Batavia Ohio Loc School District BAN Series 2018, 3% 9/1/19 (Ohio Gen. Oblig. Guaranteed)	1,875,000	1,885,674
Dublin City School District BAN Series 2018 B, 4.25% 4/1/19	3,000,000	3,016,226
Euclid Gen. Oblig. BAN Series 2018, 2.75% 5/2/19 (Ohio Gen. Oblig. Guaranteed)	1,001,000	1,003,439
Firelands Ohio Loc School District BAN Series 2018, 3% 8/22/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,005,545
Forest Park Gen. Oblig. BAN Series 2018 B, 3% 5/29/19 (Ohio Gen. Oblig. Guaranteed)	1,095,000	1,099,827
Franklin County Rev. Bonds Series 2013 OH, 1.8%, tender 2/1/19 (b)	3,100,000	3,100,000
Harrison Ohio BAN Series 2018, 3.5% 10/29/19 (Ohio Gen. Oblig. Guaranteed)	1,350,000	1,365,260
Hudson City Gen. Oblig. BAN Series 2018, 3.5% 12/19/19	2,000,000	2,023,762
Kent Various Purp. Bond BAN Series 2018, 2.875% 8/21/19	1,000,000	1,006,076
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.294%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	3,345,000	3,345,801
Licking County BAN Series 2018, 3% 5/9/19	2,100,000	2,107,217
Lorain BAN Series 2018, 3.5% 7/17/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,223
Mason Gen. Oblig. BAN Series 2018, 3% 5/16/19	2,000,000	2,007,247
Mayfield Heights Gen. Oblig. BAN Series 2018, 2.5% 4/4/19 (Ohio Gen. Oblig. Guaranteed)	3,300,000	3,305,776
Miamisburg Gen. Oblig. BAN Series 2017, 3% 6/25/19 (Ohio Gen. Oblig. Guaranteed)	1,850,000	1,858,286
Newark Gen. Oblig. BAN Series 2019, 4.25% 4/25/19 (f)	3,000,000	3,016,800
North Ridgeville Gen. Oblig. BAN Series 2018, 3% 6/13/19	1,100,000	1,105,251
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series B5, 1.79% tender 3/5/19, CP mode	3,000,000	3,000,000
Series B6, 1.79% tender 3/5/19, CP mode	3,000,000	3,000,000
Oxford Gen. Oblig. BAN Series 2018, 3% 6/11/19 (Ohio Gen. Oblig. Guaranteed)	1,600,000	1,607,969
Perrysburg Gen. Oblig. BAN Series 2018:
3% 6/4/19	1,000,000	1,004,133
3% 10/24/19	2,085,000	2,098,225
Pickerington Gen. Oblig. BAN Series 2018, 2.375% 2/7/19	2,000,000	2,001,344
Sandusky Gen. Oblig. BAN Series 2019, 3% 10/3/19	3,200,000	3,221,964
South-Western City School District Franklin & Pickway County BAN Series 2018, 3.125% 6/4/19	3,000,000	3,012,228
Southwest Local School District:
BAN Series 2018, 2.625% 11/13/19 (Ohio Gen. Oblig. Guaranteed)	1,500,000	1,506,029
Bonds Series 2018 B, 3% 1/15/19	1,000,000	1,000,451
Uhrichsville Recreational Facilities BAN Series 2018, 3% 6/26/19 (Ohio Gen. Oblig. Guaranteed)	1,750,000	1,759,528
Union Township Clermont County Gen. Oblig. BAN Series 2018, 3% 9/5/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,301
Worthington City School District BAN Series 2018, 3% 4/15/19	3,000,000	3,008,096
Worthington Ohio BAN Series 2019, 3% 9/26/19 (Ohio Gen. Oblig. Guaranteed)	1,000,000	1,007,555
		71,119,558
TOTAL OTHER MUNICIPAL SECURITY
(Cost $74,019,558)		74,019,558
	Shares	Value

Investment Company - 6.6%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $19,829,739)	19,827,904	19,829,739
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $300,724,300)		300,724,300
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(1,988,178)
NET ASSETS - 100%		$298,736,122

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,520,000 or 4.9% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	10/15/18	$300,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	8/16/18	$600,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	9/14/17 - 1/3/18	$6,420,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	1/11/18 - 11/21/18	$3,700,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	7/12/18	$3,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$320,599
Total	$320,599

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $280,894,561)	$280,894,561
Fidelity Central Funds (cost $19,829,739)	19,829,739
Total Investment in Securities (cost $300,724,300)		$300,724,300
Receivable for investments sold		14,035,910
Receivable for fund shares sold		269,506
Interest receivable		1,193,419
Distributions receivable from Fidelity Central Funds		11,903
Prepaid expenses		513
Other receivables		24
Total assets		316,235,575
Liabilities
Payable to custodian bank	$14,029,835
Payable for investments purchased on a delayed delivery basis	3,016,800
Payable for fund shares redeemed	279,844
Distributions payable	10,134
Accrued management fee	89,662
Other affiliated payables	38,485
Other payables and accrued expenses	34,693
Total liabilities		17,499,453
Net Assets		$298,736,122
Net Assets consist of:
Paid in capital		$298,771,670
Total distributable earnings (loss)		(35,548)
Net Assets, for 298,221,252 shares outstanding		$298,736,122
Net Asset Value, offering price and redemption price per share ($298,736,122 ÷ 298,221,252 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$4,899,319
Income from Fidelity Central Funds		320,599
Total income		5,219,918
Expenses
Management fee	$1,248,126
Transfer agent fees	482,211
Accounting fees and expenses	54,790
Custodian fees and expenses	3,121
Independent trustees' fees and expenses	1,655
Registration fees	24,663
Audit	39,751
Legal	2,930
Miscellaneous	1,701
Total expenses before reductions	1,858,948
Expense reductions	(2,651)
Total expenses after reductions		1,856,297
Net investment income (loss)		3,363,621
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,882)
Fidelity Central Funds	4,059
Total net realized gain (loss)		(6,823)
Net increase in net assets resulting from operations		$3,356,798

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,363,621	$1,967,233
Net realized gain (loss)	(6,823)	(28,447)
Net increase in net assets resulting from operations	3,356,798	1,938,786
Distributions to shareholders	(3,363,936)	–
Distributions to shareholders from net investment income	–	(1,966,726)
Distributions to shareholders from net realized gain	–	(56,345)
Total distributions	(3,363,936)	(2,023,071)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	48,608,768	31,134,506
Reinvestment of distributions	3,258,209	1,960,003
Cost of shares redeemed	(172,233,279)	(199,538,120)
Net increase (decrease) in net assets and shares resulting from share transactions	(120,366,302)	(166,443,611)
Total increase (decrease) in net assets	(120,373,440)	(166,527,896)
Net Assets
Beginning of period	419,109,562	585,637,458
End of period	$298,736,122	$419,109,562

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.004	.001	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.010	.004	.001	–A	–A
Distributions from net investment income	(.010)	(.004)	(.001)	–A	–A
Distributions from net realized gain	–	–A	–A	–A	–A
Total distributions	(.010)	(.004)	(.001)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.98%	.42%	.09%	.01%	.02%
Ratios to Average Net AssetsC,D
Expenses before reductions	.53%	.53%	.52%	.52%	.51%
Expenses net of fee waivers, if any	.53%	.52%	.37%	.07%	.08%
Expenses net of all reductions	.53%	.52%	.36%	.07%	.08%
Net investment income (loss)	.96%	.40%	.07%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$298,736	$419,110	$585,637	$1,250,546	$1,336,936

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to future transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Ohio Municipal Income Fund	$597,521,057	$14,013,540	$(2,311,705)	$11,701,835
Fidelity Ohio Municipal Money Market Fund	300,724,300	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$87,211	$–	$92,682	$–	$11,671,443
Fidelity Ohio Municipal Money Market Fund	971	–	–	(36,518)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration Short-term
Fidelity Ohio Municipal Money Market Fund	$(36,518)

The tax character of distributions paid was as follows:

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$17,354,556	$1,721,776	$19,076,332
Fidelity Ohio Municipal Money Market Fund	3,363,936	–	3,363,936

December 31, 2017
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,087,879	$–	$4,790,838	$22,878,717
Fidelity Ohio Municipal Money Market Fund	1,966,726	39,442	16,903	2,023,071

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities for the Income Fund aggregated $68,310,498 and $150,332,728, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.11%	.36%
Fidelity Ohio Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.09%
Fidelity Ohio Municipal Money Market Fund	.14%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Ohio Municipal Income Fund	.02
Fidelity Ohio Municipal Money Market Fund	.02

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$1,792

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Ohio Municipal Income Fund	$4,745
Fidelity Ohio Municipal Money Market Fund	93

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$4,048
Fidelity Ohio Municipal Money Market Fund	2,558

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Ohio Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 8, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$1,013.60	$2.44
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Fidelity Ohio Municipal Money Market Fund	.52%
Actual		$1,000.00	$1,005.40	$2.63
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Ohio Municipal Income Fund	02/11/19	02/08/19	$0.0030
Fidelity Ohio Municipal Money Market Fund	02/11/19	02/08/19	$0.0008

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$242,260

During fiscal year ended 2018, 100% of each fund's income dividends were free from federal income tax, and 0.63% and 26.37% of Fidelity Ohio Municipal Income Fund and Fidelity Ohio Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Ohio Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):
OH Municipal Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
50
48
49
49
50
49
49
49
49
48
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	8%	7%	7%	8%	8%
Funds	341	330	329	328	322
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Ohio Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group. The Board considered that Fidelity is the only firm that offers an Ohio money market fund.

Historical Management Fees (BP) vs. Competitive Medians (BP):
OH Muni MM
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
37
38
36
35
34
35
33
33
31
32
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	45%	45%	47%	52%	54%
Funds	148	138	121	90	72
ASPG Quartile	3rd	3rd	3rd	3rd	3rd

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but considered that the management fee rate was only slightly above the Total Mapped Group and ASPG medians.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Ohio Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Ohio Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Ohio Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked above the median, but the difference in total expense ratio was slight.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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Fidelity® Pennsylvania Municipal Income Fund Fidelity® Pennsylvania Municipal Money Market Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	0.84%	3.79%	4.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,456	Fidelity® Pennsylvania Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund gained 0.84%, net of fees, lagging the 1.49% advance of the state benchmark, the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Index and also trailing its Lipper peer group average. Relative to the state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in general obligation bonds backed by the state of Pennsylvania also detracted. These securities outperformed many other bonds issued across Pennsylvania, due partly to improved investor sentiment toward the state's credit. In contrast, the portfolio's overweighting in health care bonds contributed, as these securities outpaced most other sectors of the market, benefiting from a fairly stable environment for the sector and the comparatively high level of income they produced. Additionally, security selection among health care bonds added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	27.8
General Obligations	23.6
Education	13.9
Transportation	13.5
Water & Sewer	11.8

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AA,A	90.0%
BBB	5.7%
BB and Below	2.2%
Not Rated	0.6%
Short-Term Investments and Net Other Assets	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 98.5%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	700,000	795,228
Pennsylvania - 96.1%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,045,350
Allegheny County Series C:
5% 12/1/28	$1,000,000	$1,137,740
5% 12/1/30	1,365,000	1,544,197
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,650,000	1,776,704
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. Series 2018:
5% 3/1/33	1,570,000	1,806,254
5% 3/1/34	2,250,000	2,576,993
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2010, 5% 6/1/40 (FSA Insured)	6,690,000	7,009,046
Series 2018, 5% 6/1/43	4,750,000	5,337,243
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,470,366
Berks County Muni. Auth. Rev. Series 2012 A, 5% 11/1/40	3,590,000	3,810,965
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/26	500,000	560,490
5% 7/1/27	490,000	547,438
5% 7/1/28	540,000	602,964
5% 7/1/29	710,000	792,339
5% 7/1/30	685,000	761,028
5% 7/1/35	1,885,000	2,064,018
5% 7/1/39	6,675,000	7,215,875
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/28	1,300,000	1,536,639
5% 7/15/30	1,500,000	1,751,190
5% 7/15/31	1,250,000	1,451,438
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41	2,000,000	2,147,020
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,277,800
Series 2016 A:
4% 11/15/32	350,000	362,754
4% 11/15/34	250,000	257,410
4% 11/15/35	200,000	205,558
5% 11/15/28	840,000	956,936
5% 11/15/29	1,625,000	1,845,773
5% 11/15/30	685,000	773,502
5% 11/15/46	6,605,000	7,175,408
Series 2016 B:
4% 11/15/40	600,000	606,084
4% 11/15/47	3,605,000	3,613,472
Series 2018 A:
5% 11/15/26	1,140,000	1,315,936
5% 11/15/27	225,000	261,702
5% 11/15/28	200,000	231,270
5% 11/15/29	200,000	230,428
Commonwealth Fing. Auth. Rev. Series 2013 A2:
5% 6/1/24	800,000	866,624
5% 6/1/25	1,175,000	1,272,055
5% 6/1/26	1,250,000	1,351,975
5% 6/1/42	12,000,000	12,812,511
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012:
5% 11/1/37	1,520,000	1,637,663
5% 11/1/42	3,000,000	3,220,950
Series 2016:
5% 5/1/30	1,000,000	1,144,800
5% 5/1/31	500,000	569,555
5% 5/1/32	750,000	850,628
5% 5/1/33	2,210,000	2,498,737
5% 5/1/34	1,000,000	1,126,440
Dauphin County Gen. Auth.:
(Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,418,208
5% 6/1/35	1,000,000	1,109,540
5% 6/1/36	500,000	552,695
5% 6/1/42	7,410,000	7,857,268
Delaware County Auth. Univ. Rev. Series 2012:
5% 8/1/21	350,000	376,432
5% 8/1/22	300,000	330,156
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A:
5% 7/1/23	1,090,000	1,175,314
5% 7/1/27	2,500,000	2,651,500
Series 2016 A, 5% 7/1/46	3,500,000	3,621,520
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	2,750,000	2,953,555
Fox Chapel Area School District Series 2013:
4% 8/1/22	500,000	534,000
5% 8/1/31	3,080,000	3,394,283
5% 8/1/34	1,000,000	1,095,920
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30	1,770,000	1,848,623
5.375% 7/1/42	2,130,000	2,222,144
Geisinger Auth. Health Sys. Rev.:
Series 2014 A, 4% 6/1/41	2,000,000	2,027,160
Series 2017 A2, 5% 2/15/39	1,880,000	2,101,633
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	667,544
6% 6/1/39	1,625,000	1,745,656
Lackawanna County Indl. Dev. Auth. Rev. (Univ. of Scranton Proj.) Series 2017:
5% 11/1/24	590,000	669,166
5% 11/1/25	665,000	760,208
5% 11/1/27	1,105,000	1,278,021
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,145,500
5% 8/15/33	1,000,000	1,135,250
5% 8/15/34	1,000,000	1,129,440
5% 8/15/36	1,000,000	1,120,780
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	4,000,000	4,460,600
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,798,594
5% 4/1/44	1,295,000	1,435,676
Luzerne County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) Series 2009, 5.5% 12/1/39	2,500,000	2,565,725
Monroe County Hosp. Auth. Rev. Series 2016, 5% 7/1/33	3,675,000	4,115,302
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,500,000	1,740,930
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
4% 10/1/19	185,000	186,809
5% 10/1/20	215,000	223,361
5% 10/1/21	245,000	259,600
5% 10/1/22	275,000	296,557
5% 10/1/23	1,305,000	1,428,022
5% 10/1/24	335,000	371,776
5% 10/1/25	750,000	828,998
5% 10/1/26	1,000,000	1,100,330
5% 10/1/27	1,000,000	1,094,820
Series 2016 A, 5% 10/1/40	4,000,000	4,291,440
Series 2018 A, 5% 9/1/26	1,500,000	1,740,645
Montgomery County Indl. Dev. Auth. Series 2017:
5% 12/1/33	2,150,000	2,498,730
5% 12/1/35	1,000,000	1,154,910
5% 12/1/36	2,660,000	3,059,213
5% 12/1/37	1,515,000	1,736,311
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,094,400
5% 4/1/42	1,000,000	1,093,770
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A:
4% 8/15/48	4,500,000	4,514,130
5% 8/15/43	2,000,000	2,215,540
5% 8/15/48	2,500,000	2,763,000
Northampton County Gen. Purp. College Rev. (Lafayette College Proj.) Series 2017, 5% 11/1/47	2,170,000	2,423,999
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/28	400,000	462,104
5% 7/1/29	300,000	345,294
5% 7/1/30	375,000	429,064
5% 7/1/31	425,000	484,470
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,857,587
5% 3/1/25	3,255,000	3,455,866
Pennsylvania Gen. Oblig.:
Series 2013, 5% 10/15/27	2,255,000	2,502,216
Series 2015 1, 5% 3/15/31	7,000,000	7,870,660
Series 2015, 5% 3/15/33	2,880,000	3,210,451
Series 2017, 5% 1/1/28	7,000,000	8,128,890
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	2,000,000	2,222,360
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/20	300,000	310,446
5% 3/1/22	275,000	298,645
5% 3/1/23	585,000	639,920
First Series 2012:
5% 4/1/20	750,000	778,343
5% 4/1/21	500,000	532,860
5% 4/1/22	600,000	654,672
5% 4/1/23	800,000	871,056
5% 4/1/24	1,100,000	1,195,898
Series 2010 E, 5% 5/15/31	2,500,000	2,596,075
Series 2016, 5% 5/1/33	2,200,000	2,465,914
Series 2018 A, 5% 2/15/48	4,000,000	4,596,000
Series AT-1 5% 6/15/31	5,000,000	5,666,650
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,419,238
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,412,638
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,408,263
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,134,351
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,559,546
Pennsylvania State Univ.:
Series 2010, 5% 3/1/40	4,385,000	4,522,294
Series 2015 A:
5% 9/1/30	1,100,000	1,269,202
5% 9/1/31	1,415,000	1,627,024
Pennsylvania Tpk. Commission Tpk. Rev.:
(Sub Lien Proj.) Series 2017 B-1, 5% 6/1/34	5,000,000	5,530,700
Series 2013 A2, 5% 12/1/38	2,500,000	2,750,100
Series 2014 A, 5% 12/1/31	865,000	959,536
Series 2014 A2, 0% 12/1/40 (b)	5,500,000	4,658,830
Series 2017 A1:
5% 12/1/30	3,500,000	4,023,040
5% 12/1/31	2,000,000	2,288,820
5% 12/1/33	1,500,000	1,705,365
Series 2018 A2, 5% 12/1/43	5,000,000	5,570,200
Philadelphia Arpt. Rev. Series 2017 B:
5% 7/1/25 (a)	5,500,000	6,287,655
5% 7/1/31 (a)	1,000,000	1,135,340
5% 7/1/33 (a)	2,250,000	2,536,673
5% 7/1/37 (a)	1,480,000	1,645,360
5% 7/1/42 (a)	4,000,000	4,397,480
Philadelphia Gas Works Rev.:
Series 9, 5.25% 8/1/40	5,300,000	5,528,218
5% 8/1/29	2,000,000	2,257,500
5% 8/1/30	1,500,000	1,686,420
5% 8/1/31	1,100,000	1,232,506
5% 10/1/33	1,500,000	1,681,650
5% 10/1/34	500,000	558,370
Philadelphia Gen. Oblig. Series 2017 A, 5% 8/1/30	1,500,000	1,709,550
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,666,500
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,056,030
5% 4/15/25	2,230,000	2,393,660
Series 2015 A, 5% 4/15/29	3,000,000	3,306,810
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,166,920
Series 2016 F, 5% 9/1/34	4,000,000	4,442,520
Series 2018 A:
5% 9/1/29	1,250,000	1,442,413
5% 9/1/30	1,000,000	1,145,850
5% 9/1/33	1,000,000	1,129,890
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40	4,000,000	4,154,960
Series 2011 A, 5% 1/1/41	2,715,000	2,830,605
Series 2015 B, 5% 7/1/30	3,500,000	3,978,835
Series 2017 B:
5% 11/1/29	3,000,000	3,520,620
5% 11/1/30	3,700,000	4,313,719
Pittsburgh & Alleg County Parkin Series 2017:
5% 12/15/23	500,000	559,585
5% 12/15/24	440,000	499,937
5% 12/15/31	1,000,000	1,134,110
5% 12/15/32	500,000	565,810
5% 12/15/33	500,000	563,745
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,450,993
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,191,460
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	644,040
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,465,399
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,140,160
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,301,503
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,114,950
Pittsburgh School District:
Series 2014 A, 5% 9/1/23	1,000,000	1,102,020
Series 2015:
5% 9/1/21 (FSA Insured)	730,000	787,050
5% 9/1/22 (FSA Insured)	885,000	975,951
5% 9/1/23 (FSA Insured)	1,085,000	1,220,397
Reading School District Series 2017:
5% 3/1/35 (FSA Insured)	1,000,000	1,132,180
5% 3/1/36 (FSA Insured)	1,050,000	1,183,959
5% 3/1/37 (FSA Insured)	1,600,000	1,796,800
Saint Mary Hosp. Auth. Health Sys. Rev. (Trinity Health Proj.) Series 2012 B:
5% 11/15/24	500,000	573,975
5% 11/15/26	1,500,000	1,767,420
5% 11/15/27	1,500,000	1,784,700
5% 11/15/28	4,170,000	4,921,643
Southcentral Pennsylvania Gen. Auth. Rev. Series 2015:
4% 12/1/30	1,040,000	1,081,371
5% 12/1/20	30,000	31,627
5% 12/1/21	145,000	156,214
5% 12/1/22	30,000	33,024
5% 12/1/25	1,285,000	1,487,709
5% 12/1/27	1,480,000	1,691,255
5% 12/1/29	1,000,000	1,130,630
Southeastern Pennsylvania Trans. Auth. Rev. Series 2017:
5% 6/1/27	1,400,000	1,662,822
5% 6/1/29	3,500,000	4,116,420
Susquehanna Area Reg'l. Arp Auth. Series 2017:
5% 1/1/35 (a)	1,000,000	1,085,940
5% 1/1/38 (a)	1,125,000	1,213,695
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,386,438
5% 4/1/26 (FSA Insured)	1,000,000	1,134,190
5% 4/1/28 (FSA Insured)	1,390,000	1,570,533
West Shore Area Auth. Hosp. Rev. Series 2011 B, 5.75% 1/1/41	1,500,000	1,648,005
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/19	1,000,000	1,014,835
5% 7/1/25	4,465,000	4,643,109
5.25% 7/1/20	1,000,000	1,047,310
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,929,983
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,406,575
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	5,987,093

TOTAL PENNSYLVANIA		434,783,179

Pennsylvania, New Jersey - 2.3%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	548,255
5% 7/1/23	1,000,000	1,094,390
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
Series 2010 D, 5% 1/1/30 (Pre-Refunded to 1/1/20 @ 100)	3,500,000	3,607,800
Series 2018 A:
5% 1/1/37	1,000,000	1,159,430
5% 1/1/38	1,300,000	1,501,214
5% 1/1/39	1,000,000	1,150,160
5% 1/1/40	1,100,000	1,261,128

TOTAL PENNSYLVANIA, NEW JERSEY		10,322,377

TOTAL MUNICIPAL BONDS
(Cost $439,413,763)		445,900,784
TOTAL INVESTMENT IN SECURITIES - 98.5%
(Cost $439,413,763)		445,900,784
NET OTHER ASSETS (LIABILITIES) - 1.5%		6,618,062
NET ASSETS - 100%		$452,518,846

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	27.8%
General Obligations	23.6%
Education	13.9%
Transportation	13.5%
Water & Sewer	11.8%
Others* (Individually Less Than 5%)	9.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $439,413,763)		$445,900,784
Cash		3,492,676
Receivable for fund shares sold		332,738
Interest receivable		5,170,295
Prepaid expenses		671
Other receivables		1,107
Total assets		454,898,271
Liabilities
Payable for fund shares redeemed	$1,711,546
Distributions payable	447,541
Accrued management fee	134,149
Other affiliated payables	39,044
Other payables and accrued expenses	47,145
Total liabilities		2,379,425
Net Assets		$452,518,846
Net Assets consist of:
Paid in capital		$446,037,351
Total distributable earnings (loss)		6,481,495
Net Assets, for 41,434,070 shares outstanding		$452,518,846
Net Asset Value, offering price and redemption price per share ($452,518,846 ÷ 41,434,070 shares)		$10.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$15,539,244
Expenses
Management fee	$1,646,430
Transfer agent fees	365,429
Accounting fees and expenses	119,996
Custodian fees and expenses	3,395
Independent trustees' fees and expenses	2,149
Registration fees	21,729
Audit	54,469
Legal	4,797
Miscellaneous	3,007
Total expenses before reductions	2,221,401
Expense reductions	(6,267)
Total expenses after reductions		2,215,134
Net investment income (loss)		13,324,110
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		741,589
Total net realized gain (loss)		741,589
Change in net unrealized appreciation (depreciation) on investment securities		(10,508,596)
Net gain (loss)		(9,767,007)
Net increase (decrease) in net assets resulting from operations		$3,557,103

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,324,110	$13,746,398
Net realized gain (loss)	741,589	1,971,622
Change in net unrealized appreciation (depreciation)	(10,508,596)	8,488,786
Net increase (decrease) in net assets resulting from operations	3,557,103	24,206,806
Distributions to shareholders	(14,772,428)	–
Distributions to shareholders from net investment income	–	(13,738,825)
Distributions to shareholders from net realized gain	–	(1,974,339)
Total distributions	(14,772,428)	(15,713,164)
Share transactions
Proceeds from sales of shares	79,027,190	75,219,672
Reinvestment of distributions	9,313,841	10,400,543
Cost of shares redeemed	(105,011,723)	(66,225,341)
Net increase (decrease) in net assets resulting from share transactions	(16,670,692)	19,394,874
Total increase (decrease) in net assets	(27,886,017)	27,888,516
Net Assets
Beginning of period	480,404,863	452,516,347
End of period	$452,518,846	$480,404,863
Other Information
Distributions in excess of net investment income end of period		$(10,134)
Shares
Sold	7,249,452	6,763,475
Issued in reinvestment of distributions	854,361	936,558
Redeemed	(9,646,855)	(5,964,420)
Net increase (decrease)	(1,543,042)	1,735,613

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$11.18	$10.97	$11.31	$11.34	$10.77
Income from Investment Operations
Net investment income (loss)A	.314	.328	.336	.358	.373
Net realized and unrealized gain (loss)	(.226)	.257	(.291)	.013	.615
Total from investment operations	.088	.585	.045	.371	.988
Distributions from net investment income	(.314)	(.328)	(.336)	(.358)	(.373)
Distributions from net realized gain	(.034)	(.047)	(.049)	(.043)	(.045)
Total distributions	(.348)	(.375)	(.385)	(.401)	(.418)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.92	$11.18	$10.97	$11.31	$11.34
Total ReturnC	.84%	5.41%	.34%	3.33%	9.30%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.49%
Expenses net of all reductions	.48%	.48%	.49%	.49%	.49%
Net investment income (loss)	2.88%	2.95%	2.95%	3.17%	3.35%
Supplemental Data
Net assets, end of period (000 omitted)	$452,519	$480,405	$452,516	$468,086	$452,845
Portfolio turnover rate	15%	12%	18%	17%	12%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of December 31, 2018

Days	% of fund's investments 12/31/18
1 - 7	90.3
8 - 30	3.5
31 - 60	2.3
61 - 90	0.4
91 - 180	1.2
> 180	2.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2018
Variable Rate Demand Notes (VRDNs)	26.3%
Tender Option Bond	57.1%
Other Municipal Security	8.5%
Investment Companies	7.9%
Net Other Assets (Liabilities)	0.2%

Current 7-Day Yields

12/31/18
Fidelity® Pennsylvania Municipal Money Market Fund	1.27%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Variable Rate Demand Note - 26.3%
	Principal Amount	Value
Alabama - 0.5%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(b)	$800,000	$800,000
West Jefferson Indl. Dev. Series 2008, 1.8% 1/7/19, VRDN (b)	500,000	500,000
		1,300,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 2.03% 1/7/19, VRDN (a)(b)	200,000	200,000
Series 2002, 1.88% 1/7/19, VRDN (a)(b)	100,000	100,000
		300,000
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1999 B, 1.79% 1/7/19, VRDN (a)(b)	100,000	100,000
Indiana - 0.4%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.93% 1/7/19, VRDN (a)(b)	400,000	400,000
Series 2003 B, 2.08% 1/7/19, VRDN (a)(b)	200,000	200,000
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.) Series H, 1.81% 1/7/19, VRDN (b)	400,000	400,000
		1,000,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 B, 2% 1/7/19, VRDN (b)	200,000	200,000
St Marys Kansas Poll. Cont. Rev. Series 1994, 2.01% 1/7/19, VRDN (b)	500,000	500,000
		700,000
Kentucky - 0.2%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 1.88% 1/7/19, VRDN (a)(b)	400,000	400,000
Louisiana - 0.4%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (b)	900,000	900,000
Series 2010 B1, 1.98% 1/7/19, VRDN (b)	100,000	100,000
		1,000,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 2.03% 1/7/19, VRDN (a)(b)	400,000	400,000
North Carolina - 0.0%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.88% 1/7/19, VRDN (a)(b)	100,000	100,000
Pennsylvania - 23.6%
Allegheny County Indl. Dev. Auth. Rev. (Union Elec. Steel Co. Proj.) Series 1996 A, 1.75% 1/7/19, LOC PNC Bank NA, VRDN (a)(b)	4,120,000	4,120,000
Beaver County Indl. Dev. Auth. Series 2018 A, 1.7% 1/7/19, LOC BMO Harris Bank NA, VRDN (b)	2,400,000	2,400,000
Chester County Health & Ed. Auth. Rev. 1.76% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,235,000	3,235,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 1.81% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (b)	2,600,000	2,600,000
(Willow Valley Retirement Proj.) Series 2009 B, 1.71% 1/7/19, LOC PNC Bank NA, VRDN (b)	8,340,000	8,340,000
Lower Merion School District Series 2009 A, 1.67% 1/7/19, LOC U.S. Bank NA, Cincinnati, VRDN (b)	4,000,000	4,000,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Leidy's, Inc. Proj.) Series 1995 D7, 1.75% 1/7/19, LOC PNC Bank NA, VRDN (a)(b)	300,000	300,000
Series 2004 B, 1.75% 1/7/19, LOC PNC Bank NA, VRDN (b)	200,000	200,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Keystone College Proj.) Series 2001 H5, 1.71% 1/7/19, LOC PNC Bank NA, VRDN (b)	4,275,000	4,275,000
Philadelphia Arpt. Rev.:
Series 2005 C1, 1.7% 1/7/19, LOC TD Banknorth, NA, VRDN (a)(b)	3,055,000	3,055,000
Series 2005 C2, 1.68% 1/7/19, LOC Royal Bank of Canada, VRDN (a)(b)	1,060,000	1,060,000
Philadelphia Auth. for Indl. Dev. Rev.:
(Spl. People in Northeast, Inc. Proj.) Series 2006, 2.06% 1/7/19, LOC Citizens Bank of Pennsylvania, VRDN (b)	1,095,000	1,095,000
(The Franklin Institute Proj.) Series 2006, 1.98% 1/7/19, LOC Bank of America NA, VRDN (b)	2,950,000	2,950,000
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2007 B3, 1.71% 1/7/19, LOC PNC Bank NA, VRDN (b)	2,400,000	2,400,000
Ridley School District Series 2009, 1.7% 1/7/19, LOC TD Banknorth, NA, VRDN (b)	1,200,000	1,200,000
Washington County Hosp. Auth. Rev. (Monongahela Valley Hosp. Proj.) Series 2018 C, 1.75% 1/7/19, LOC Citizens Bank of Pennsylvania, VRDN (b)	2,700,000	2,700,000
FNMA Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 1.77% 1/7/19, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
		56,605,000
West Virginia - 0.6%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.81% 1/7/19, VRDN (a)(b)	600,000	600,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.86% 1/7/19, VRDN (a)(b)	800,000	800,000
		1,400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $63,305,000)		63,305,000

Tender Option Bond - 57.1%
California - 0.7%
Dignity Health Participating VRDN Series DBE 80 11, 1.91% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	1,600,000	1,600,000
Pennsylvania - 56.4%
Allegheny County Participating VRDN Series Floaters XM 06 63, 1.81% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	2,600,000	2,600,000
Allegheny County Sanitation Auth. Swr. Rev. Participating VRDN Series Floaters XM 00 82, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	1,165,000	1,165,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	3,500,000	3,500,000
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Participating VRDN Series Floaters XG 02 01, 1.75% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,000,000	3,000,000
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series Floaters XF 05 43, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	4,000,000	4,000,000
Series Floaters XF 06 02, 1.74% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,695,000	4,695,000
Series Floaters XM 06 13, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,700,000	1,700,000
Series Putters 0047, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,605,000	4,605,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 1.75% 1/7/19 (Liquidity Facility Toronto-Dominion Bank)(b)(c)	3,750,000	3,750,000
Northampton County Gen. Purp. College Rev. Participating VRDN:
Series Floaters XL 00 48, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	3,400,000	3,400,000
Series Floaters ZM 05 17, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	7,500,000	7,500,000
Pennsylvania Econ. Dev. Participating VRDN Series XM 0048, 1.81% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	3,053,500	3,053,500
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 1.76% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	6,405,000	6,405,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series Floaters XF 24 54, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,200,000	5,200,000
Series Floaters XG 01 80, 1.71% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	4,400,000	4,400,000
Series Floaters ZF 04 24, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,770,000	2,770,000
Series Floaters ZF 06 71, 1.71% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	3,330,000	3,330,000
Series Floaters ZM 06 50, 1.71% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	4,000,000	4,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Participating VRDN:
Series Floaters XF 25 53, 1.72% 1/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,740,000	2,740,000
Series Floaters XG 01 06, 1.7% 1/7/19 (Liquidity Facility Bank of America NA) (b)(c)	4,095,000	4,095,000
Series MS 3252, 1.74% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,840,000	5,840,000
Series WF 11 26C, SIFMA Municipal Swap Index + 0.280% 1.89%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)(e)	5,900,000	5,900,000
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Participating VRDN Series Putters 15 XM0010, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,035,000	5,035,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Participating VRDN:
Series Floaters E 101, 1.74% 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	6,200,000	6,200,000
Series XX 10 44, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	1,600,000	1,600,000
Series Floaters G 43, SIFMA Municipal Swap Index + 0.200% 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	2,500,000	2,500,000
Philadelphia Auth. For Indl. Dev. Participating VRDN Series Putters 14 XM0005, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(f)	4,625,000	4,625,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 1.73% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,330,000	5,330,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series 2017, 1.74% 1/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,160,000	3,160,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, 1.74%, tender 1/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	19,470,000	19,470,000
		135,568,500
TOTAL TENDER OPTION BOND
(Cost $137,168,500)		137,168,500

Other Municipal Security - 8.5%
Georgia - 0.8%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, SIFMA Municipal Swap Index + 0.100% 1.81%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	1,865,000	1,865,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2001 A, 1.92% tender 1/3/19, CP mode	100,000	100,000
Massachusetts - 0.0%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 92, 1.78% tender 1/3/19, CP mode	100,000	100,000
New Hampshire - 0.5%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
Series 2018 A, 1.83% tender 1/3/19, CP mode (a)	300,000	300,000
Series A1, 1.82% tender 1/7/19, CP mode (a)	800,000	800,000
		1,100,000
Ohio - 0.1%
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.294%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	200,000	200,050
Pennsylvania - 7.1%
Allegheny County Hosp. Dev. Auth. Rev. Bonds Series 2010 A, 5% 5/15/19	500,000	505,336
Cumberland County Muni. Auth. Rev. Bonds (Diakon Lutheran Social Ministries Proj.) Series 2009, 6.375% 1/1/19 (Pre-Refunded to 1/1/19 @ 100)	4,905,000	4,905,000
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Bonds Series 2012 A:
4% 1/1/19	810,000	810,000
5% 7/1/19	630,000	639,363
Pennsylvania Gen. Oblig. Bonds:
Series 2009, 5% 7/1/19	2,720,000	2,760,528
Series 2016, 5% 9/15/19	150,000	153,018
Pennsylvania State Univ. Bonds Series A, 5% 3/1/19 (Pre-Refunded to 3/1/19 @ 100)	2,000,000	2,010,168
Philadelphia Arpt. Rev. Series B2, 1.93% 1/30/19, LOC PNC Bank NA, CP (a)	2,400,000	2,400,000
Saint Mary Hosp. Auth. Health Sys. Rev. Bonds (Catholic Health East Proj.) Series 2010B, 5% 11/15/19 (Pre-Refunded to 11/15/19 @ 100)	1,860,000	1,906,247
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds Series B, 5.5% 3/15/19 (Pre-Refunded to 3/15/19 @ 100)	1,000,000	1,007,363
		17,097,023
TOTAL OTHER MUNICIPAL SECURITY
(Cost $20,462,073)		20,462,073
	Shares	Value

Investment Company - 7.9%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $18,886,477)	18,885,299	18,886,477
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $239,822,050)		239,822,050
NET OTHER ASSETS (LIABILITIES) - 0.2%		590,257
NET ASSETS - 100%		$240,412,307

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

CP – COMMERCIAL PAPER

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,900,000 or 4.9% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,625,000 or 1.9% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.89% 2/11/19 (Liquidity Facility Barclays Bank PLC)	1/18/18 - 7/6/18	$3,500,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Series WF 11 26C, SIFMA Municipal Swap Index + 0.280% 1.89%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA)	8/11/16	$5,900,000
Pennsylvania Tpk. Commission Tpk. Rev. Series Floaters G 43, SIFMA Municipal Swap Index + 0.200% 1.91%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	8/2/18	$2,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$333,258
Total	$333,258

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $220,935,573)	$220,935,573
Fidelity Central Funds (cost $18,886,477)	18,886,477
Total Investment in Securities (cost $239,822,050)		$239,822,050
Receivable for fund shares sold		288,865
Dividends receivable		28,148
Interest receivable		972,630
Other receivables		6
Total assets		241,111,699
Liabilities
Payable to custodian bank	$62,573
Payable for fund shares redeemed	522,167
Distributions payable	13,985
Accrued management fee	100,667
Total liabilities		699,392
Net Assets		$240,412,307
Net Assets consist of:
Paid in capital		$240,416,852
Total distributable earnings (loss)		(4,545)
Net Assets, for 240,163,953 shares outstanding		$240,412,307
Net Asset Value, offering price and redemption price per share ($240,412,307 ÷ 240,163,953 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$3,445,987
Income from Fidelity Central Funds		333,258
Total income		3,779,245
Expenses
Management fee	$1,296,260
Independent trustees' fees and expenses	1,209
Total expenses before reductions	1,297,469
Expense reductions	(91)
Total expenses after reductions		1,297,378
Net investment income (loss)		2,481,867
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,933)
Fidelity Central Funds	1,126
Total net realized gain (loss)		(7,807)
Net increase in net assets resulting from operations		$2,474,060

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,481,867	$1,276,381
Net realized gain (loss)	(7,807)	33,574
Net increase in net assets resulting from operations	2,474,060	1,309,955
Distributions to shareholders	(2,482,188)	–
Distributions to shareholders from net investment income	–	(1,276,467)
Distributions to shareholders from net realized gain	–	(28,975)
Total distributions	(2,482,188)	(1,305,442)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	39,484,580	36,618,519
Reinvestment of distributions	2,343,361	1,243,608
Cost of shares redeemed	(86,401,616)	(158,398,364)
Net increase (decrease) in net assets and shares resulting from share transactions	(44,573,675)	(120,536,237)
Total increase (decrease) in net assets	(44,581,803)	(120,531,724)
Net Assets
Beginning of period	284,994,110	405,525,834
End of period	$240,412,307	$284,994,110
Other Information
Undistributed net investment income end of period		$1

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.004	.001	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.010	.004	.001	–A	–A
Distributions from net investment income	(.010)	(.004)	(.001)	–A	–A
Distributions from net realized gain	–	–A	–A	–A	–
Total distributions	(.010)	(.004)	(.001)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.97%	.40%	.09%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.35%	.06%	.07%
Expenses net of all reductions	.50%	.50%	.35%	.06%	.07%
Net investment income (loss)	.96%	.38%	.07%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$240,412	$284,994	$405,526	$731,701	$760,467

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and deferred trustees compensation and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Pennsylvania Municipal Income Fund	$439,399,125	$9,074,371	$(2,572,712)	$6,501,659
Fidelity Pennsylvania Municipal Money Market Fund	239,822,050	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$–	$–	$51,186	$–	$6,501,659
Fidelity Pennsylvania Municipal Money Market Fund	3,262	1	–	(7,675)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration Short-term
Fidelity Pennsylvania Municipal Money Market Fund	$(7,675)

The tax character of distributions paid was as follows:

December 31, 2018
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,320,710	$1,451,718	$14,772,428
Fidelity Pennsylvania Municipal Money Market Fund	2,482,188	–	2,482,188

December 31, 2017
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$13,738,825	$1,974,339	$15,713,164
Fidelity Pennsylvania Municipal Money Market Fund	1,276,467	28,975	1,305,442

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $67,422,978 and $87,094,190, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pennsylvania Municipal Income Fund	.03

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,282

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Income Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

Custody expense reduction
Fidelity Pennsylvania Municipal Income Fund	$3,395

In addition, through an arrangement with the Money Market Fund's custodian, $91 of credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$2,872

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Pennsylvania Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (one of the funds constituting Fidelity Municipal Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Fidelity Pennsylvania Municipal Income Fund	.47%
Actual		$1,000.00	$1,014.00	$2.39
Hypothetical-C		$1,000.00	$1,022.84	$2.40
Fidelity Pennsylvania Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,005.30	$2.53
Hypothetical-C		$1,000.00	$1,022.68	$2.55

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Pennsylvania Municipal Money Market Fund	02/11/19	02/08/19	$0.000
Fidelity Pennsylvania Municipal Income Fund	02/11/19	02/08/19	$0.003

The Fidelity Pennsylvania Municipal Income Fund hereby designates as capital gain dividend with respect to the taxable year ended December 31, 2018, $741,589,or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2018, 100% of each fund's income dividends were free from federal income tax, and 14.39% of Fidelity Pennsylvania Municipal Money Market Fund and 4.06% of Fidelity Pennsylvania Municipal Income Fund were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Pennsylvania Municipal Money Market Fund

Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, Fidelity Pennsylvania Municipal Money Market Fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. Fidelity no longer calculates a hypothetical net management fee for Fidelity Pennsylvania Municipal Money Market Fund and, as a result, the chart does not include a hypothetical net management fee for 2017. The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but also noted that the management fees of most competitor funds do not cover non-management expenses.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Pennsylvania Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Pennsylvania Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

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PFR-ANN-0219
1.540037.121

Fidelity Advisor® Limited Term Municipal Income Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

December 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Limited Term Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(1.85)%	0.41%	1.48%
Class M (incl. 2.75% sales charge)	(1.80)%	0.45%	1.50%
Class C (incl. contingent deferred sales charge)	(0.81)%	0.22%	1.01%
Class I	1.29%	1.23%	2.02%
Class Z	1.31%	1.24%	2.03%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Municipal Income Fund - Class A on December 31, 2008, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$11,583	Fidelity Advisor® Limited Term Municipal Income Fund - Class A
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund's share classes (excluding sales charges, if applicable) produced a modestly positive return, net of fees, which lagged the 1.75% advance of the benchmark, the Bloomberg Barclays 1-6 Year Municipal Bond Index. Relative to this benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Duration positioning, or the fund's sensitivity to changes in interest rates, hurt modestly. The fund maintained a bit shorter duration than the benchmark, which worked against fund performance. We also lost a bit a ground versus the benchmark because of our underweighting to bonds backed by the state of California, which were some of the best performers in the national municipal marketplace. In contrast, an overweighting in lower-investment-grade bonds contributed to relative performance. Sector allocation produced some value as well, particularly the portfolio's overweighting in health care securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Illinois	13.9
Texas	12.5
Florida	9.9
New Jersey	6.5
New York	4.5

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	36.7
Transportation	16.5
Health Care	12.3
Electric Utilities	7.9
Education	4.5

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	11.4%
AA,A	60.8%
BBB	16.2%
BB and Below	0.9%
Not Rated	4.6%
Short-Term Investments and Net Other Assets	6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 94.1%
	Principal Amount (000s)	Value (000s)
Alabama - 0.8%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	2,630	2,799
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	585	630
5% 3/1/23	830	910
5% 3/1/24	1,225	1,362
5% 3/1/25	1,225	1,378
Series 2016 B:
5% 3/1/22	980	1,056
5% 3/1/24	980	1,089
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	4,810	4,779
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/20	2,825	2,902
5% 3/1/21	490	514
5% 3/1/22	3,145	3,367
5% 3/1/25	1,465	1,634

TOTAL ALABAMA		22,420

Alaska - 0.6%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,065	1,120
5% 9/1/22	1,175	1,303
Series B:
5% 9/1/20	1,955	2,055
5% 9/1/22	1,395	1,547
Series C:
5% 9/1/19	2,105	2,150
5% 9/1/20	1,230	1,293
5% 9/1/22	980	1,087
Series D, 5% 9/1/20	1,955	2,055
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	850	890
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.) Series 2003 B, 5% 1/1/21	4,500	4,742

TOTAL ALASKA		18,242

Arizona - 3.3%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/19	600	616
5% 12/1/20	800	845
5% 12/1/21	1,080	1,167
5% 12/1/22	785	867
5% 12/1/23	980	1,103
5% 12/1/24	1,465	1,676
Arizona State Lottery Rev. Series 2019:
5% 7/1/21 (b)	2,560	2,681
5% 7/1/22 (b)	2,045	2,192
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2007, 2.7%, tender 8/14/23 (a)(c)	12,500	12,538
Glendale Gen. Oblig.:
Series 2015:
4% 7/1/19 (FSA Insured)	585	591
5% 7/1/22 (FSA Insured)	980	1,078
Series 2017:
5% 7/1/21	2,900	3,110
5% 7/1/22	3,320	3,646
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	735	791
5% 7/1/22 (FSA Insured)	1,145	1,264
5% 7/1/23 (FSA Insured)	1,365	1,538
Maricopa County Cmnty. College District (Arizona Gen. Obligations Bonds Proj. of 2004) Series 2011 D, 4.25% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	6,090	6,440
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/25	4,675	5,381
5% 1/1/26	10,485	12,238
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	880	890
4% 7/1/20	1,330	1,373
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(c)	17,000	16,996
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,160	2,343
5% 12/1/22	2,415	2,682
5% 12/1/23	3,350	3,799
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,155	3,205
Series 2012 A, 5% 7/1/19	1,515	1,539
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.) Series 2017 B, 4% 10/1/23 (d)	3,915	3,918

TOTAL ARIZONA		96,507

California - 3.0%
Alameda Corridor Trans. Auth. Rev.:
Series 2004, 0% 10/1/19	260	255
Series 2013 A, 5% 10/1/22	2,140	2,384
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	5,075	5,248
Series B, 2.85%, tender 4/1/25 (a)	4,150	4,279
Series C, 2.1%, tender 4/1/22 (a)	3,875	3,882
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (a)	5,600	5,631
5.25% 9/1/22	1,535	1,721
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 12/31/23 (c)	860	954
5% 6/30/24 (c)	665	742
5% 12/31/24 (c)	800	898
5% 6/30/25 (c)	1,000	1,127
5% 12/31/25 (c)	1,760	1,997
5% 6/30/26 (c)	1,360	1,546
5% 12/31/26 (c)	2,570	2,939
5% 6/30/27 (c)	1,910	2,185
5% 12/31/27 (c)	3,000	3,452
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 2.15%, tender 2/1/19 (a)(c)(d)	10,400	10,398
California Pub. Works Board Lease Rev.:
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	980	1,077
(Various Cap. Projs.):
Series 2011 A, 5% 10/1/20	2,470	2,609
Series 2012 A, 5% 4/1/21	3,175	3,397
Series 2012 G, 5% 11/1/22	1,225	1,365
Series 2012 C, 5% 6/1/21	1,780	1,913
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 4% 6/1/21	3,425	3,594
Series 2017 A1:
5% 6/1/21	1,205	1,285
5% 6/1/22	1,685	1,830
5% 6/1/23	1,925	2,121
5% 6/1/24	1,085	1,191
Series A, 0% 6/1/24 (AMBAC Insured)	3,390	2,981
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	980	1,115
Palomar Health Rev. Series 2016:
5% 11/1/23	1,955	2,158
5% 11/1/24	1,955	2,189
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (c)	2,445	2,607
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,320	1,499
5% 9/1/24 (FSA Insured)	2,250	2,610
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,350	1,551

TOTAL CALIFORNIA		86,730

Colorado - 1.1%
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	1,840	1,702
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,170	5,515
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,400	4,933
Series 2014 A, 5% 6/1/23	3,775	4,232
Denver City & County Arpt. Rev. Series 2017 A, 5% 11/15/19 (c)	2,520	2,585
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,140	8,026
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,775	2,668
Series 2015 A:
5% 9/1/19	980	998
5% 9/1/20	980	1,022

TOTAL COLORADO		31,681

Connecticut - 3.0%
Connecticut Gen. Oblig.:
Series 2012 C, 5% 6/1/21	22,910	24,347
Series 2016 A, 5% 3/15/26	1,925	2,185
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A, 1.8%, tender 2/9/21 (a)	16,680	16,632
Series 2015 A, 2.05%, tender 7/21/21 (a)	16,315	16,363
Series X2, 1.8%, tender 2/9/21 (a)	12,000	11,966
Series 2018 S:
5% 7/1/23	1,455	1,626
5% 7/1/24	1,000	1,135
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	3,860	3,953
Hbr. Point Infra Impt. District Series 2010 A, 7.875% 4/1/39 (Pre-Refunded to 4/1/20 @ 100)	6,281	6,741
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/23 (Escrowed to Maturity)	880	995
5% 8/15/25 (FSA Insured)	980	1,132

TOTAL CONNECTICUT		87,075

Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,445	2,519
5% 1/1/21	1,955	2,073

TOTAL DELAWARE, NEW JERSEY		4,592

District Of Columbia - 1.0%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (c)	6,185	6,790
Series 2014 A, 5% 10/1/23 (c)	435	486
Series 2017 A:
5% 10/1/26 (c)	6,555	7,627
5% 10/1/27 (c)	4,890	5,744
Series 2018 A, 5% 10/1/21 (c)	3,595	3,866
Washington Convention & Sports Auth. Series 2018 A, 5% 10/1/21	5,000	5,394

TOTAL DISTRICT OF COLUMBIA		29,907

Florida - 9.9%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	980	1,051
Series 2015 C:
5% 7/1/21	635	681
5% 7/1/22	3,645	4,001
5% 7/1/23	2,935	3,296
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	980	1,058
Series A:
5% 10/1/22 (c)	2,935	3,218
5% 10/1/23 (c)	3,930	4,384
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,180	3,497
Series 2012 A, 5% 7/1/19	6,845	6,953
Series 2015 A:
5% 7/1/19	2,055	2,088
5% 7/1/20	3,915	4,094
5% 7/1/21	4,400	4,727
5% 7/1/22	3,425	3,766
5% 7/1/23	2,690	3,022
5% 7/1/24	1,290	1,476
Series 2015 B:
5% 7/1/19	1,955	1,986
5% 7/1/20	2,935	3,069
5% 7/1/21	6,120	6,575
5% 7/1/22	4,490	4,938
5% 7/1/23	2,690	3,022
5% 7/1/24	1,120	1,281
Citizens Property Ins. Corp. (Citizens Pla Proj.) Series 2012 A-1, 5% 6/1/20	5,155	5,371
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/19	1,780	1,832
5% 12/1/20	980	1,038
Florida Board of Ed. Lottery Rev. Series 2016 B, 5% 7/1/24	9,801	11,346
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/19	1,420	1,422
5% 2/1/20	1,980	2,021
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,010	1,083
5% 10/1/22	1,955	2,135
5% 10/1/23	1,240	1,378
5% 10/1/24	1,955	2,204
5% 10/1/25	1,710	1,948
5% 10/1/26	1,955	2,210
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 C:
5% 10/1/19	1,670	1,711
5% 10/1/20	980	1,035
Series 2017 A:
5% 10/1/25 (c)	980	1,124
5% 10/1/26 (c)	1,955	2,264
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	1,295	1,425
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	1,975	2,182
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	915	957
5% 7/1/22	1,955	2,143
5% 7/1/23	1,955	2,189
JEA Wtr. & Swr. Sys. Rev. Series 2010 D:
5% 10/1/21	640	665
5% 10/1/21 (Pre-Refunded to 4/1/20 @ 100)	1,260	1,308
Manatee County Rev. Series 2013:
5% 10/1/19	1,225	1,254
5% 10/1/20	1,955	2,062
5% 10/1/21	1,955	2,112
5% 10/1/22	980	1,084
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,270	1,465
Miami-Dade County Aviation Rev.:
Series 2010, 5% 10/1/22	1,700	1,788
Series 2017 B, 5% 10/1/20 (c)	2,075	2,172
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	1,955	1,985
5% 7/1/20	980	1,025
5% 7/1/21	1,955	2,096
5% 7/1/22	1,955	2,146
5% 7/1/23	1,955	2,144
Series 2014 A, 5% 7/1/24	610	697
Series 2014 B:
5% 7/1/22	1,465	1,608
5% 7/1/23	3,180	3,569
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,795	4,215
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	8,010	9,033
Series 2014 D:
5% 11/1/20	4,770	5,031
5% 11/1/21	6,140	6,635
5% 11/1/22	2,850	3,146
5% 11/1/23	7,485	8,429
Series 2015 A:
5% 5/1/19	980	990
5% 5/1/20	2,050	2,133
5% 5/1/21	3,915	4,177
5% 5/1/22	3,640	3,976
5% 5/1/23	6,360	7,094
Series 2015 B, 5% 5/1/24	28,915	32,870
Series 2016 A, 5% 8/1/27	5,440	6,304
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,225	1,244
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	1,220	1,250
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	980	995
Orlando Utils. Commission Util. Sys. Rev. Series 2011 B, 5% 10/1/19	2,275	2,329
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	980	994
5% 12/1/20	1,395	1,463
5% 12/1/21	1,465	1,572
5% 12/1/23	190	211
5% 12/1/24	380	427
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,525	4,583
4% 8/1/21	3,950	4,151
5% 8/1/19	2,935	2,989
5% 8/1/21	5,185	5,585
5% 8/1/22	980	1,082
Series 2015 B:
5% 8/1/19	2,675	2,725
5% 8/1/20	1,710	1,793
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/19	1,075	1,100
5% 10/1/20	980	1,031
5% 10/1/21	980	1,056
5% 10/1/22	980	1,079
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. Series 2011, 5% 10/1/19 (c)	1,980	2,025
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,138
5% 7/1/26	1,115	1,313
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,135	1,218
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,340	1,511
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,760	1,845
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B, 5% 8/1/19	305	310

TOTAL FLORIDA		287,433

Georgia - 2.1%
Atlanta Arpt. Rev.:
5% 1/1/22	980	1,068
5% 1/1/23	980	1,092
5% 1/1/24	1,125	1,281
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	9,780	9,733
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19 (Escrowed to Maturity)	3,785	3,785
5.75% 1/1/20	905	906
Series GG:
5% 1/1/20	660	679
5% 1/1/21	1,635	1,724
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,465	1,498
5% 10/1/22	980	1,081
5% 10/1/23	2,365	2,657
Series R, 5% 10/1/21	4,890	5,270
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	13,910	14,688
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,610	4,572
(Gulf Pwr. Co. Plant Scherer Proj.) Series 2002 1, 2%, tender 6/25/20 (a)	6,000	5,965
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,260	3,470

TOTAL GEORGIA		59,469

Hawaii - 0.6%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (c)	3,915	3,972
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/24	1,200	1,388
5% 9/1/25	2,935	3,455
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (c)	1,370	1,394
5% 8/1/20 (c)	2,985	3,119
5% 8/1/21 (c)	540	577
5% 8/1/22 (c)	2,030	2,215
5% 8/1/23 (c)	1,440	1,597

TOTAL HAWAII		17,717

Illinois - 13.4%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,780	8,919
Series 2010 F, 5% 12/1/20	745	767
Series 2017 C:
5% 12/1/26	485	511
5% 12/1/27	2,830	2,977
Series 2018 C, 5% 12/1/24	13,000	13,650
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999:
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,590	9,590
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,435	14,055
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	610	628
5% 1/1/21	390	413
5% 1/1/23	2,445	2,692
5% 1/1/22	4,890	5,277
5% 1/1/23	5,770	6,352
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	245	245
5% 1/1/20	295	300
5% 1/1/21	390	403
5% 1/1/22	295	308
5% 1/1/23	525	554
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/21	1,370	1,452
Series 2012 B, 5% 1/1/21 (c)	4,505	4,747
Series 2013 B, 5% 1/1/22	3,915	4,255
Series 2013 D, 5% 1/1/22	3,150	3,423
Series 2017 D, 5% 1/1/27 (c)	1,470	1,681
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
4% 6/1/19	2,755	2,776
5% 6/1/20	2,430	2,520
5% 6/1/21	2,305	2,443
5% 6/1/25	1,225	1,382
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,280	1,280
5% 1/1/23	1,175	1,259
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,390	8,584
Series 2010 A, 5.25% 11/15/22	4,850	5,099
Series 2011 A, 5.25% 11/15/22	980	1,059
Series 2012 C:
5% 11/15/19	3,130	3,207
5% 11/15/20	7,055	7,397
5% 11/15/21	5,465	5,858
5% 11/15/22	1,260	1,377
Series 2014 A:
5% 11/15/20	980	1,028
5% 11/15/21	490	525
5% 11/15/22	1,325	1,448
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	9,780	9,731
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,883
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	4,966
5% 5/15/27	9,260	10,762
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	2,590	2,624
(Southern Illinois Healthcare Enterprises, Inc. Proj.) Series 2005, 5.25% 3/1/30 (Pre-Refunded to 3/1/20 @ 100)	4,650	4,830
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	3,000	2,966
Series 2017 B, 5%, tender 12/15/22 (a)	4,325	4,788
Series E, 2.25%, tender 4/29/22 (a)	22,430	22,344
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,110	1,204
Series 2012 A, 5% 5/15/23	1,270	1,378
Series 2012:
5% 9/1/19	1,090	1,113
5% 9/1/20	1,440	1,511
5% 9/1/21	2,000	2,153
5% 9/1/22	3,455	3,807
Series 2015 A:
5% 11/15/22	490	541
5% 11/15/24	1,490	1,699
5% 11/15/25	1,905	2,195
5% 11/15/26	1,955	2,240
Series 2015 B:
5% 11/15/20	1,615	1,702
5% 11/15/24	1,910	2,187
Series 2016 A:
5% 8/15/20	490	508
5% 2/15/21	735	779
5% 8/15/21	685	725
5% 2/15/23	980	1,084
5% 8/15/23	1,465	1,603
5% 8/15/24	2,135	2,367
Series 2016 C:
5% 2/15/20	4,970	5,119
5% 2/15/22	3,335	3,633
5% 2/15/23	4,470	4,975
5% 2/15/24	5,220	5,921
Series 2016:
5% 7/1/22	2,895	3,188
5% 5/15/25	490	560
5% 5/15/26	980	1,132
5% 5/15/27	1,225	1,408
Series 2017:
5% 1/1/23	1,465	1,632
5% 1/1/25	2,260	2,627
5% 1/1/27	1,955	2,321
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	1,565	1,605
Series 2012 A, 4% 1/1/23	1,245	1,259
Series 2012:
5% 3/1/19	5,380	5,402
5% 8/1/19	2,600	2,638
5% 8/1/20	6,750	6,956
5% 8/1/21	2,360	2,459
5% 8/1/22	5,675	5,970
Series 2013:
5% 7/1/21	6,360	6,620
5% 7/1/22	10,740	11,287
Series 2014:
5% 2/1/22	2,935	3,070
5% 4/1/23	2,165	2,288
5% 2/1/25	2,275	2,402
Series 2016:
5% 11/1/20	2,310	2,385
5% 1/1/26	2,150	2,299
5% 2/1/26	10,525	11,255
Series 2017 B, 5% 11/1/19	7,875	8,037
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,180	1,301
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	1,320	1,377
5% 7/1/21	1,320	1,407
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,715	4,111
0% 1/15/25	4,915	4,141
0% 1/15/26	3,695	2,999
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/19	2,235	2,240
5% 2/1/20	2,225	2,298
5% 2/1/23	2,175	2,413
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	11,285	12,229
6% 6/1/28 (Pre-Refunded to 6/1/21 @ 100)	7,655	8,385
Series 2017, 5% 6/1/22	9,780	10,581

TOTAL ILLINOIS		386,061

Indiana - 2.2%
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 2.35%, tender 3/1/19 (a)(c)	4,000	3,999
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	685	754
5% 8/15/23	980	1,100
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/20	635	658
5% 3/1/21	1,200	1,269
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	805	847
5% 10/1/22	1,565	1,727
Series 2014 A:
5% 10/1/20	365	384
5% 10/1/21	370	399
5% 10/1/22	660	728
Series 2015 A:
5% 10/1/24	1,460	1,671
5% 10/1/25	1,590	1,833
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,440	1,440
5% 1/1/20	1,225	1,263
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2016 A1:
5% 1/1/21 (c)	2,690	2,837
5% 1/1/23 (c)	1,940	2,132
5% 1/1/24 (c)	2,715	3,037
5% 1/1/25 (c)	2,845	3,232
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	980	981
4% 1/15/20	1,315	1,343
4% 1/15/21	1,225	1,275
5% 7/15/19	1,645	1,672
5% 7/15/20	1,145	1,198
5% 7/15/21	980	1,052
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,160	4,404
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(c)	21,505	23,340

TOTAL INDIANA		64,575

Kansas - 0.3%
Desoto Usd # 232 Series 2015 A, 5% 9/1/22	1,525	1,686
Johnson County Unified School District # 233 Series 2016 B, 5% 9/1/23	1,430	1,617
Wichita Hosp. Facilities Rev. Series 2011 IV A, 5% 11/15/20 (Escrowed to Maturity)	2,685	2,837
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	490	539
5% 9/1/23	710	797
5% 9/1/25	785	907

TOTAL KANSAS		8,383

Kentucky - 1.5%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/24	1,330	1,457
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/25	980	1,085
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	8,805	8,839
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,380	1,423
5% 6/1/22	1,525	1,628
5% 6/1/24	1,655	1,812
Kentucky State Property & Buildings Commission Rev. (Kentucky St Proj.) Series D, 5% 5/1/21	980	1,041
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	15,000	15,731
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	7,345	7,333
Univ. Louisville Revs. Series 2016 C, 3% 9/1/21	2,315	2,368

TOTAL KENTUCKY		42,717

Louisiana - 2.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,145	9,265
5% 6/1/21 (FSA Insured)	4,890	5,242
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,480	1,636
Series 2012 C, 5% 7/15/21	3,305	3,556
Series 2014 D1, 5% 12/1/22	1,275	1,420
Series 2016 B:
5% 8/1/22	14,185	15,657
5% 8/1/23	6,115	6,902
Series 2016 D, 5% 9/1/22	6,220	6,887
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,465	1,569
5% 7/1/22	980	1,075
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (c)	300	328
5% 1/1/24 (c)	195	217
5% 1/1/25 (c)	195	220
5% 1/1/26 (c)	490	558
Series 2017 D2:
5% 1/1/23 (c)	390	427
5% 1/1/24 (c)	735	817
5% 1/1/25 (c)	490	552
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,740	2,886
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,400	4,799

TOTAL LOUISIANA		64,013

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,350	2,528
5% 7/1/22	1,810	1,996
5% 7/1/24	2,300	2,647

TOTAL MAINE		7,171

Maryland - 2.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	3,220	3,700
5% 7/1/25	3,380	3,948
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
4% 6/1/19	2,400	2,419
4% 6/1/20	2,960	3,034
5% 6/1/21	1,640	1,742
5% 6/1/22	1,750	1,893
Maryland Gen. Oblig. Series 2017 B, 5% 8/1/25	27,300	32,213
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/19	390	395
5% 7/1/22	880	958
5% 7/1/23	980	1,087
5% 7/1/24	1,955	2,202
5% 7/1/25	1,730	1,974
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	850	812
3% 11/1/25	625	606

TOTAL MARYLAND		56,983

Massachusetts - 1.9%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2012, 5% 7/1/31 (Pre-Refunded to 7/1/21 @ 100)	1,035	1,111
Series 2016 A, 5% 7/15/22	1,240	1,374
Series 2016 I:
5% 7/1/21	490	523
5% 7/1/22	585	637
5% 7/1/23	660	732
5% 7/1/24	1,075	1,211
5% 7/1/25	980	1,118
5% 7/1/26	980	1,129
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (c)	4,620	4,684
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	31,300	30,824
Series 2016 B, 5% 7/1/22	1,685	1,863
Series C, 5.5% 12/1/22	4,160	4,724
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (c)	3,005	3,420
5% 7/1/25 (c)	1,115	1,290

TOTAL MASSACHUSETTS		54,640

Michigan - 3.8%
Clarkston Cmnty. Schools 5% 5/1/22	1,635	1,786
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (FSA Insured)	1,000	1,116
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.205% 7/1/32 (a)(e)	3,980	3,798
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,200	1,213
5% 5/1/20	2,575	2,681
5% 5/1/21	2,105	2,249
5% 5/1/22	1,810	1,982
Grand Rapids Pub. Schools 5% 5/1/23 (FSA Insured)	1,275	1,424
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	980	1,064
5% 5/15/24	540	606
5% 5/15/25	635	723
5% 5/15/26	610	702
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/19	980	1,006
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	980	1,076
5% 4/15/23	1,320	1,482
5% 4/15/24	1,450	1,659
Michigan Fin. Auth. Rev.:
Bonds 1.1%, tender 8/15/19 (a)	4,155	4,129
Series 2015 A:
5% 8/1/22	2,350	2,579
5% 8/1/23	3,715	4,160
Michigan Gen. Oblig. Series 2016:
5% 3/15/20	3,255	3,376
5% 3/15/21	980	1,044
5% 3/15/22	2,280	2,489
5% 3/15/23	3,915	4,374
5% 3/15/24	6,760	7,706
Michigan Hosp. Fin. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,535	3,529
Series 2005 A4, 1.625%, tender 11/1/19 (a)	6,615	6,585
Series 2010 F4, 1.95%, tender 4/1/20 (a)	6,400	6,380
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	7,040	6,768
Portage Pub. Schools Series 2016:
5% 5/1/23	1,990	2,221
5% 11/1/23	1,335	1,505
5% 5/1/24	1,880	2,140
5% 11/1/24	1,955	2,246
5% 5/1/25	1,100	1,274
5% 11/1/25	1,195	1,394
5% 5/1/26	1,665	1,960
5% 11/1/26	1,155	1,357
5% 11/1/28	985	1,147
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,465	1,575
5% 9/1/23	490	550
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,250	2,273
5% 11/1/19	2,715	2,785
5% 5/1/20	3,550	3,696
5% 11/1/20	1,705	1,800
5% 5/1/21	4,020	4,299

TOTAL MICHIGAN		109,908

Minnesota - 0.7%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	980	1,067
5% 1/1/23	980	1,093
Series 2014 B:
5% 1/1/21 (c)	2,240	2,367
5% 1/1/22 (c)	1,955	2,113
5% 1/1/23 (c)	980	1,080
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,950	3,252
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,160	1,256
5% 1/1/23	1,115	1,232
5% 1/1/24	1,560	1,755
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	980	1,067
5% 1/1/23	1,465	1,631
5% 1/1/24	980	1,114

TOTAL MINNESOTA		19,027

Missouri - 0.2%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/19	295	296
5% 3/1/20	320	329
5% 3/1/21	390	409
5% 3/1/22	585	624
5% 3/1/23	980	1,062
5% 3/1/24	685	752
5% 3/1/25	710	788
5% 3/1/26	980	1,097

TOTAL MISSOURI		5,357

Nevada - 2.5%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (c)	3,915	4,262
Series 2017 C, 5% 7/1/21 (c)	7,785	8,298
Clark County School District:
Series 2016 A:
5% 6/15/21	1,470	1,569
5% 6/15/23	1,285	1,430
Series 2016 D, 5% 6/15/23	10,000	11,127
Series 2017 A, 5% 6/15/22	2,800	3,054
Series 2017 C:
5% 6/15/21	9,030	9,639
5% 6/15/23	4,550	5,063
Humboldt County Nev Poll. Cont. Rev. Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 A, 1.25%, tender 6/3/19 (a)	1,955	1,947
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 2.5%, tender 6/3/19 (a)(c)(d)	10,400	10,401
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/20	2,180	2,287
Series 2013 D1, 5% 3/1/24	2,640	2,952
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	5,185	5,290
Washoe County Gas Facilities Rev. Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 A, 1.5%, tender 6/3/19 (a)(c)	5,990	5,970

TOTAL NEVADA		73,289

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth.:
Series 2017 B, 4.125% 7/1/24 (d)	1,010	1,012
Series 2017 C, 3.5% 7/1/22 (d)	335	335
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Dartmouth-Hitchcock Obligated Group Proj.) Series 2010, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	6,000	6,288
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	1,375	1,397
Series 2012:
4% 7/1/20	2,645	2,712
4% 7/1/21	1,485	1,547
Series 2016:
5% 10/1/21	1,225	1,302
5% 10/1/23	2,785	3,058

TOTAL NEW HAMPSHIRE		17,651

New Jersey - 6.5%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,030	3,122
5% 2/15/21	2,445	2,582
5% 2/15/22	2,445	2,642
5% 2/15/23	2,770	3,048
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	980	1,031
5% 6/1/23 (FSA Insured)	1,230	1,357
5% 6/1/24 (FSA Insured)	980	1,097
Series 2005 K, 5.5% 12/15/19	7,855	8,088
Series 2011 EE:
5% 9/1/20	1,320	1,376
5% 9/1/20 (Escrowed to Maturity)	3,570	3,747
Series 2012 II:
5% 3/1/21	6,650	6,986
5% 3/1/22	6,155	6,579
Series 2013, 5% 3/1/23	5,870	6,366
Series 2014 PP, 5% 6/15/19	16,630	16,836
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017 5% 10/1/26 (c)	2,130	2,373
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	10,760	11,164
5% 6/15/21	10,760	11,372
Series 2016 A:
5% 7/1/21	2,150	2,273
5% 7/1/22	6,160	6,636
5% 7/1/23	3,315	3,633
5% 7/1/24	7,740	8,606
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/19	1,465	1,484
5% 7/1/21	170	181
5% 7/1/22	170	185
5% 7/1/23	595	658
5% 7/1/24	475	532
5% 7/1/24	1,200	1,374
5% 7/1/24	985	1,103
5% 7/1/25	515	583
5% 7/1/26	170	194
5% 7/1/27	255	290
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2013, 5% 12/1/19 (c)	3,765	3,852
Series 2017 1A:
5% 12/1/22 (c)	750	816
5% 12/1/23 (c)	1,930	2,132
Series 2017 1B, 5% 12/1/21 (c)	795	850
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 2.104%, tender 1/1/21 (a)(e)	10,485	10,485
Series 2013 A:
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	3,895	4,306
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	355	392
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.984% 1/1/21 (a)(e)	1,170	1,168
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	3,785	3,888
Series 2012 AA, 5% 6/15/19	1,465	1,483
Series 2013 A:
5% 12/15/19	6,315	6,472
5% 6/15/20	17,605	18,266
Series 2016 A, 5% 6/15/27	3,960	4,440
Series 2018 A, 5% 6/15/24	5,000	5,544
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,795	5,098

TOTAL NEW JERSEY		186,690

New Mexico - 0.6%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	10,785	10,656
Series 2011, 1.875%, tender 4/1/20 (a)	6,155	6,081

TOTAL NEW MEXICO		16,737

New York - 4.0%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	490	537
5% 7/1/24	1,810	2,062
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A, 5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	625	634
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2016 B:
5% 9/1/25	2,740	3,196
5% 9/1/26	1,220	1,440
New York City Gen. Oblig. Series 2015 C, 5% 8/1/25	1,665	1,932
New York City Transitional Fin. Auth. Rev.:
Series 2012 A, 5% 11/1/20	4,400	4,652
Series B:
5% 11/1/20	4,160	4,270
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	1,660	1,704
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 4% 5/15/20	7,825	8,062
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2018 A, 5%, tender 11/15/20 (a)	20,000	21,014
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,085	5,232
Series 2008 B2:
5% 11/15/19	6,050	6,211
5% 11/15/20	5,380	5,681
5% 11/15/21	3,915	4,225
Series 2012 B, 5% 11/15/22	1,955	2,151
Series 2012 E:
4% 11/15/19	1,710	1,741
5% 11/15/21	2,380	2,568
Series 2012 F, 5% 11/15/19	4,890	5,020
Series 2014 C, 5% 11/15/21	2,740	2,957
Series 2016 B, 5% 11/15/21	2,150	2,320
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	22,280	22,517
New York Urban Dev. Corp. Rev. Series 2017 A, 5% 3/15/22	1,265	1,387
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,490	2,756

TOTAL NEW YORK		114,269

North Carolina - 0.8%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/20	980	1,010
5% 6/1/19	1,275	1,292
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 2.35%, tender 3/15/19 (a)(c)	1,750	1,750
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/21	4,890	5,210
5% 3/1/22	3,580	3,907
5% 3/1/23	3,580	3,996
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	4,890	5,317
5% 1/1/23	1,465	1,628

TOTAL NORTH CAROLINA		24,110

Ohio - 3.4%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	1,955	2,185
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	5,280	5,776
American Muni. Pwr., Inc. Rev. Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	2,500	2,499
Series B, 5%, tender 8/15/20 (a)	38,935	40,235
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	490	557
5% 1/1/20 (FSA Insured)	415	428
5% 1/1/22 (FSA Insured)	1,295	1,403
5% 1/1/24 (FSA Insured)	1,175	1,323
5% 1/1/25 (FSA Insured)	1,225	1,399
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,100	2,261
5% 6/15/23	1,815	1,982
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,800	3,174
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,870	1,921
5% 12/1/20	2,155	2,276
5% 12/1/21	2,000	2,152
Ohio Gen. Oblig. Series 2012 C, 5% 9/15/21	4,255	4,606
Ohio Hosp. Facilities Rev. Series 2017 A:
4% 1/1/20	2,365	2,414
5% 1/1/21	2,640	2,797
5% 1/1/22	1,665	1,809
5% 1/1/23	1,955	2,173
5% 1/1/24	1,690	1,916
5% 1/1/25	2,035	2,347
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/21	1,295	1,370
5% 2/15/22	1,075	1,163
5% 2/15/23	2,075	2,289
5% 2/15/24	1,605	1,801
5% 2/15/25	1,675	1,906
5% 2/15/26	1,225	1,409

TOTAL OHIO		97,571

Oklahoma - 0.3%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/24	500	555
5% 8/15/25	500	561
5% 8/15/26	800	906
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,545	2,778
Series 2004 A, 2.375% 12/1/21 (a)	1,320	1,308
Series 2012, 5% 2/15/21 (Escrowed to Maturity)	1,565	1,665

TOTAL OKLAHOMA		7,773

Oregon - 0.5%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	390	390
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	14,000	14,061

TOTAL OREGON		14,451

Pennsylvania - 1.5%
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,445	2,369
Series B, 1.8%, tender 8/15/22 (a)	3,245	3,145
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/19	645	651
5% 10/1/20	1,230	1,278
5% 10/1/23	190	208
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/19	2,260	2,271
5% 3/1/20	2,095	2,163
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(c)	5,900	5,899
(Waste Mgmt., Inc. Proj.):
Series 2009, 2.8%, tender 12/1/21 (a)	1,700	1,704
Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	3,220	3,174
Pennsylvania Gen. Oblig. Series 2011, 5% 7/1/21	1,860	1,996
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	335	345
5% 12/1/21	270	294
5% 12/1/22	835	928
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	1,140	1,222
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	4,890	5,258
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/24	490	560
Series 2017 B, 5% 7/1/24 (c)	2,445	2,760
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	1,225	1,312
Philadelphia School District Series 2018 A:
5% 9/1/24	1,000	1,123
5% 9/1/25	700	795
5% 9/1/26	750	859
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	320	365
5% 3/1/26 (FSA Insured)	260	300
5% 3/1/27 (FSA Insured)	250	291
5% 3/1/28 (FSA Insured)	245	285
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/19	195	197
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,165	1,181

TOTAL PENNSYLVANIA		42,933

Rhode Island - 1.2%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A, 5% 5/15/19	1,465	1,482
Series 2016:
5% 5/15/20	645	668
5% 5/15/21	1,475	1,563
5% 5/15/22	1,955	2,112
5% 5/15/23	1,180	1,296
5% 5/15/24	2,300	2,561
5% 5/15/25	5,385	6,071
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev.:
(Providence Proj.) Series 2015 A, 3% 5/15/19 (FSA Insured)	6,275	6,303
Series 2015, 5% 5/15/25 (FSA Insured)	5,910	6,793
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,425	3,784
5% 6/1/27	980	1,073

TOTAL RHODE ISLAND		33,706

South Carolina - 0.7%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,020	2,212
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,165	1,192
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,565	2,870
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,345	4,870
5% 12/1/26	1,075	1,222
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	1,465	1,620
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	980	1,030
Series 2014 C:
5% 12/1/22	1,075	1,175
5% 12/1/23	4,890	5,430

TOTAL SOUTH CAROLINA		21,621

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2011, 5% 9/1/19 (Escrowed to Maturity)	1,230	1,256
Series 2014 B:
4% 11/1/19	390	397
4% 11/1/20	610	632
4% 11/1/21	490	517
5% 11/1/22	365	403

TOTAL SOUTH DAKOTA		3,205

Tennessee - 0.5%
Johnson City Health & Edl. Hosp. Rev. Series 2010 A, 6.5% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	1,745	1,862
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	1,635	1,824
5% 9/1/26	1,795	2,010
Sumner County Gen. Oblig. Series 2011, 5% 6/1/22	3,500	3,753
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,040	6,276

TOTAL TENNESSEE		15,725

Texas - 11.5%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,062
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	980	984
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	490	515
5% 1/1/22	1,465	1,572
5% 1/1/23	2,395	2,617
5% 1/1/24	3,295	3,660
5% 1/1/26	2,800	3,191
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	3,220	3,186
Series 2014 B3, 1.4%, tender 8/17/20 (a)	3,485	3,448
Series 2015 B2, 2.125%, tender 8/16/21 (a)	16,000	15,982
Dallas County Gen. Oblig. Series 2016 5% 8/15/22	3,445	3,806
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/19	1,955	2,004
5% 11/1/20	1,465	1,545
5% 11/1/21	2,935	3,176
5% 11/1/22	4,890	5,411
Series 2014 D, 5% 11/1/23 (c)	1,905	2,124
Dallas Independent School District Bonds:
Series 2016 B3, 5%, tender 2/15/19 (a)	5,870	5,892
Series 2016 B4, 5%, tender 2/15/20 (a)	6,845	7,070
Series 2016 B5, 5%, tender 2/15/21 (a)	7,825	8,291
Series 2016:
5%, tender 2/15/22 (a)	150	164
5%, tender 2/15/22 (a)	9,630	10,468
Denton Independent School District Series 2016, 0% 8/15/25	1,610	1,379
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	1,735	1,716
Series D, 1.5%, tender 8/1/21 (a)	3,130	3,074
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	1,670	1,858
Fort Worth Independent School District Series 2015, 5% 2/15/22	1,580	1,727
Gregg County Health Facilities Dev. Series 2012 C, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	6,135	6,745
Harris County Flood Cont. District Series 2010 A, 5% 10/1/34 (Pre-Refunded to 10/1/20 @ 100)	1,500	1,581
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (c)	1,955	2,119
Series 2018 A:
5% 7/1/23 (c)	750	835
5% 7/1/25 (c)	1,550	1,777
Houston Gen. Oblig. Series 2013 A, 5% 3/1/22	5,520	6,034
Houston Independent School District:
Bonds:
Series 2012, 2.4%, tender 6/1/21 (a)	12,235	12,306
Series 2013 B, 2.4%, tender 6/1/21 (a)	5,880	5,914
Series 2017, 3% 2/15/22	13,810	14,263
Humble Independent School District Series 2016 B, 5% 2/15/22	3,970	4,337
Leander Independent School District Series 2013 A, 0% 8/15/21	1,870	1,775
Lewisville Independent School District Series 1996, 0% 8/15/21	2,110	1,997
Lower Colorado River Auth. Rev. Series 2010 B, 5% 5/15/21	2,965	3,083
Mansfield Independent School District Series 2016, 5% 2/15/24	4,185	4,775
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 2.15%, tender 2/1/19 (a)(c)	4,300	4,299
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,771
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	2,705	2,653
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,545	1,657
North Texas Tollway Auth. Rev.:
Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	8,315	8,315
Series 2011 A, 5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	16,800	18,343
Series 2011 D, 5% 9/1/28 (Pre-Refunded to 9/1/21 @ 100)	4,100	4,424
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	5,795	5,797
2%, tender 6/1/21 (a)	11,865	11,801
Plano Independent School District Series 2016 A, 5% 2/15/22	7,270	7,951
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	980	1,024
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 B, 2%, tender 12/1/21 (a)	3,965	3,932
Series 2018, 2.75%, tender 12/1/22 (a)	10,100	10,242
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	980	1,032
5% 9/15/21	980	1,056
5% 9/15/22	3,365	3,699
San Antonio Wtr. Sys. Rev.:
Bonds Series 2013 F, 2%, tender 11/1/21 (a)	7,420	7,373
Series 2012, 4% 5/15/19	1,465	1,477
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	3,405	3,589
5% 10/1/21	2,935	3,170
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	735	791
5% 8/15/23	980	1,099
Series 2013:
5% 9/1/19	640	653
5% 9/1/20	895	939
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Mrc Crestview Proj.) Series 2010, 8.125% 11/15/44 (Pre-Refunded to 11/15/20 @ 100)	2,875	3,196
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,465	1,708
Series 2017 A, 5% 2/15/24	1,955	2,213
Texas Gen. Oblig. Series 2018, 4% 8/1/21 (c)	2,340	2,457
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,160	17,763
Texas Wtr. Dev. Board Rev. Series 2018 B:
5% 10/15/21	3,750	4,066
5% 4/15/22	5,500	6,038
5% 10/15/22	3,170	3,520
5% 4/15/23	4,000	4,490
5% 10/15/23	2,000	2,268
Tomball Independent School District Bonds Series 2014 B2, 2.125%, tender 8/15/21 (a)	4,920	4,916
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,550	1,750
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010 B, 5% 8/15/21	1,760	1,900
Series 2010, 5% 8/15/22	2,670	2,956
Series 2016 E, 5% 8/15/22	1,495	1,655

TOTAL TEXAS		332,446

Utah - 0.5%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2018 A, 5% 7/1/21	12,655	13,613
Virginia - 1.4%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	590	604
5% 7/15/21	390	413
Commonwealth Trans. Board Grant Anticipation Rev. Series 2012 A, 5% 9/15/22 (Pre-Refunded to 3/15/22 @ 100)	2,150	2,359
Fairfax County Gen. Oblig. 5% 10/1/21	2,935	3,183
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,563
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	2,605	2,598
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,326
5% 6/15/25	980	1,111
5% 6/15/26	1,680	1,922
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2013 A, 5% 8/1/22	3,695	4,096
Series 2016 A, 5% 8/1/22	5,230	5,798
Virginia Pub. School Auth. School Fing. Series 2015 A, 5% 8/1/22	11,525	12,751
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	2,445	2,442

TOTAL VIRGINIA		41,166

Washington - 1.5%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,345	1,386
5% 1/1/21	1,825	1,934
Port of Seattle Rev. Series 2016 B:
5% 10/1/20 (c)	2,870	3,017
5% 10/1/21 (c)	2,720	2,931
5% 10/1/22 (c)	2,445	2,686
5% 10/1/23 (c)	2,965	3,320
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	195	203
4% 1/1/21 (Escrowed to Maturity)	1,760	1,832
5% 1/1/21	1,730	1,837
Series 2017:
5% 1/1/22	785	855
5% 1/1/25	660	764
5% 1/1/26	390	459
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	2,165	2,323
Washington Fed. Hwy. Grant Anticipation Rev. (SR 520 Corridor Prog.) Series 2012 F, 5% 9/1/21	5,070	5,477
Washington Health Care Facilities Auth. Rev.:
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	980	1,096
5% 8/15/26	1,955	2,200
5% 8/15/27	2,125	2,401
Series 2012, 5% 12/1/42 (Pre-Refunded to 12/1/21 @ 100)	8,390	9,113

TOTAL WASHINGTON		43,834

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(c)	6,610	6,477
1.9%, tender 4/1/19 (a)	6,150	6,144

TOTAL WEST VIRGINIA		12,621

Wisconsin - 1.6%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,145	3,411
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (c)	1,300	1,369
5% 12/1/22 (c)	1,440	1,581
5.25% 12/1/23 (c)	1,505	1,697
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/19 (d)	340	343
5% 5/15/23 (d)	365	389
Series 2017 B-1 3.95% 11/15/24 (d)	210	211
Series 2017 B-2, 3.5% 11/15/23 (d)	275	275
Series 2017 B-3, 3% 11/15/22 (d)	370	370
Wisconsin Health & Edl. Facilities:
(Hosp. Sisters Svcs., Inc.) Series 2014 A, 5% 11/15/22	3,305	3,645
Bonds Series 2018 B:
5%, tender 1/25/23 (a)	8,000	8,866
5%, tender 1/31/24 (a)	8,810	9,948
Series 2014:
4% 5/1/19	280	281
5% 5/1/20	400	413
5% 5/1/21	625	659
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 10/1/21	1,370	1,479
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/21 (b)	2,000	2,137
5% 5/1/22 (b)	8,100	8,877

TOTAL WISCONSIN		45,951

TOTAL MUNICIPAL BONDS
(Cost $2,723,917)		2,719,970

Municipal Notes - 2.0%
Illinois - 0.5%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/7/19 (a)(f)	13,990	$13,990
New York - 0.5%
Ithaca Gen. Oblig. BAN Series 2018 A, 2.75% 2/15/19	8,400	8,409
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B, 5% 5/15/20	3,500	3,636
Series 2018 C, 5% 9/1/21	3,435	3,681

TOTAL NEW YORK		15,726

Texas - 1.0%
Lower Neches Valley Auth. Indl. Dev. Corp. Rev. (ExxonMobil Proj.) Series 2010, 1.64% 1/2/19, VRDN (a)	1,030	1,030
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 2.05% 1/2/19, VRDN (a)	1,825	1,825
Series 2010 B, 2.05% 1/2/19, VRDN (a)	1,000	1,000
Series 2010 D:
2.03% 1/7/19, VRDN (a)	4,500	4,500
2.1% 1/7/19, VRDN (a)	900	900
Texas Gen. Oblig. TRAN Series 2018, 4% 8/29/19	20,000	20,286

TOTAL TEXAS		29,541

TOTAL MUNICIPAL NOTES
(Cost $59,213)		59,257
	Shares	Value (000s)

Money Market Funds - 2.7%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $78,095)	78,082,192	78,089
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $2,861,225)		2,857,316
NET OTHER ASSETS (LIABILITIES) - 1.2%		34,508
NET ASSETS - 100%		$2,891,824

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,652,000 or 1.0% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$70
Total	$70

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$2,779,227	$--	$2,779,227	$--
Money Market Funds	78,089	78,089	--	--
Total Investments in Securities:	$2,857,316	$78,089	$2,779,227	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	36.7%
Transportation	16.5%
Health Care	12.3%
Electric Utilities	7.9%
Others* (Individually Less Than 5%)	26.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,783,130)	$2,779,227
Fidelity Central Funds (cost $78,095)	78,089
Total Investment in Securities (cost $2,861,225)		$2,857,316
Cash		22,650
Receivable for fund shares sold		8,249
Interest receivable		31,636
Distributions receivable from Fidelity Central Funds		34
Prepaid expenses		4
Other receivables		7
Total assets		2,919,896
Liabilities
Payable for investments purchased
Regular delivery	$2,740
Delayed delivery	15,723
Payable for fund shares redeemed	7,427
Distributions payable	949
Accrued management fee	839
Distribution and service plan fees payable	63
Other affiliated payables	268
Other payables and accrued expenses	63
Total liabilities		28,072
Net Assets		$2,891,824
Net Assets consist of:
Paid in capital		$2,896,873
Total distributable earnings (loss)		(5,049)
Net Assets		$2,891,824
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($154,923 ÷ 14,769 shares)		$10.49
Maximum offering price per share (100/97.25 of $10.49)		$10.79
Class M:
Net Asset Value and redemption price per share ($15,096 ÷ 1,442 shares)		$10.47
Maximum offering price per share (100/97.25 of $10.47)		$10.77
Class C:
Net Asset Value and offering price per share ($32,110 ÷ 3,067 shares)(a)		$10.47
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,393,317 ÷ 228,556 shares)		$10.47
Class I:
Net Asset Value, offering price and redemption price per share ($268,839 ÷ 25,660 shares)		$10.48
Class Z:
Net Asset Value, offering price and redemption price per share ($27,539 ÷ 2,629 shares)		$10.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2018
Investment Income
Interest		$63,127
Income from Fidelity Central Funds		70
Total income		63,197
Expenses
Management fee	$10,738
Transfer agent fees	2,902
Distribution and service plan fees	855
Accounting fees and expenses	523
Custodian fees and expenses	22
Independent trustees' fees and expenses	14
Registration fees	133
Audit	65
Legal	5
Miscellaneous	22
Total expenses before reductions	15,279
Expense reductions	(43)
Total expenses after reductions		15,236
Net investment income (loss)		47,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,101)
Redemptions in-kind with affiliated entities	220
Total net realized gain (loss)		(881)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,214)
Fidelity Central Funds	(6)
Total change in net unrealized appreciation (depreciation)		(12,220)
Net gain (loss)		(13,101)
Net increase (decrease) in net assets resulting from operations		$34,860

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,961	$49,838
Net realized gain (loss)	(881)	3,266
Change in net unrealized appreciation (depreciation)	(12,220)	24,605
Net increase (decrease) in net assets resulting from operations	34,860	77,709
Distributions to shareholders	(48,484)	–
Distributions to shareholders from net investment income	–	(49,775)
Distributions to shareholders from net realized gain	–	(2,284)
Total distributions	(48,484)	(52,059)
Share transactions - net increase (decrease)	(451,938)	(133,264)
Total increase (decrease) in net assets	(465,562)	(107,614)
Net Assets
Beginning of period	3,357,386	3,465,000
End of period	$2,891,824	$3,357,386
Other Information
Undistributed net investment income end of period		$12

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.53	$10.45	$10.64	$10.71	$10.68
Income from Investment Operations
Net investment income (loss)A	.135	.122	.118	.129	.153
Net realized and unrealized gain (loss)	(.038)	.086	(.188)	(.048)	.046
Total from investment operations	.097	.208	(.070)	.081	.199
Distributions from net investment income	(.135)	(.121)	(.118)	(.130)	(.153)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.137)	(.128)	(.120)	(.151)	(.169)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.49	$10.53	$10.45	$10.64	$10.71
Total ReturnC,D	.93%	2.00%	(.68)%	.76%	1.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.81%	.80%	.81%	.79%
Expenses net of fee waivers, if any	.81%	.81%	.80%	.81%	.79%
Expenses net of all reductions	.81%	.81%	.80%	.81%	.79%
Net investment income (loss)	1.28%	1.15%	1.10%	1.21%	1.42%
Supplemental Data
Net assets, end of period (in millions)	$155	$234	$317	$377	$397
Portfolio turnover rateG	27%H	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.43	$10.62	$10.69	$10.66
Income from Investment Operations
Net investment income (loss)A	.139	.126	.121	.134	.157
Net realized and unrealized gain (loss)	(.038)	.087	(.188)	(.049)	.046
Total from investment operations	.101	.213	(.067)	.085	.203
Distributions from net investment income	(.139)	(.126)	(.121)	(.134)	(.157)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.141)	(.133)	(.123)	(.155)	(.173)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.47	$10.51	$10.43	$10.62	$10.69
Total ReturnC,D	.98%	2.04%	(.65)%	.80%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.76%	.76%	.77%	.77%	.75%
Net investment income (loss)	1.33%	1.19%	1.14%	1.25%	1.46%
Supplemental Data
Net assets, end of period (in millions)	$15	$17	$20	$22	$25
Portfolio turnover rateG	27%H	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.43	$10.62	$10.69	$10.66
Income from Investment Operations
Net investment income (loss)A	.057	.043	.038	.050	.072
Net realized and unrealized gain (loss)	(.038)	.087	(.188)	(.049)	.046
Total from investment operations	.019	.130	(.150)	.001	.118
Distributions from net investment income	(.057)	(.043)	(.038)	(.050)	(.072)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.059)	(.050)	(.040)	(.071)	(.088)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.47	$10.51	$10.43	$10.62	$10.69
Total ReturnC,D	.19%	1.24%	(1.42)%	.01%	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.55%	1.55%	1.55%	1.54%
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.55%	1.54%
Expenses net of all reductions	1.54%	1.55%	1.55%	1.55%	1.54%
Net investment income (loss)	.55%	.41%	.35%	.47%	.67%
Supplemental Data
Net assets, end of period (in millions)	$32	$40	$53	$63	$65
Portfolio turnover rateG	27%H	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.43	$10.63	$10.69	$10.66
Income from Investment Operations
Net investment income (loss)A	.170	.157	.152	.164	.186
Net realized and unrealized gain (loss)	(.038)	.087	(.198)	(.039)	.046
Total from investment operations	.132	.244	(.046)	.125	.232
Distributions from net investment income	(.170)	(.157)	(.152)	(.164)	(.186)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.172)	(.164)	(.154)	(.185)	(.202)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.47	$10.51	$10.43	$10.63	$10.69
Total ReturnC	1.28%	2.35%	(.45)%	1.18%	2.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.47%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.46%	.47%	.48%	.48%	.48%
Expenses net of all reductions	.46%	.47%	.48%	.48%	.48%
Net investment income (loss)	1.63%	1.49%	1.43%	1.54%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$2,393	$2,740	$2,779	$3,058	$3,225
Portfolio turnover rateF	27%G	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.44	$10.63	$10.70	$10.67
Income from Investment Operations
Net investment income (loss)A	.162	.149	.145	.156	.179
Net realized and unrealized gain (loss)	(.028)	.077	(.188)	(.048)	.046
Total from investment operations	.134	.226	(.043)	.108	.225
Distributions from net investment income	(.162)	(.149)	(.145)	(.157)	(.179)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.164)	(.156)	(.147)	(.178)	(.195)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.48	$10.51	$10.44	$10.63	$10.70
Total ReturnC	1.29%	2.17%	(.42)%	1.02%	2.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.54%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.54%	.54%	.55%	.55%	.55%
Expenses net of all reductions	.54%	.54%	.54%	.55%	.54%
Net investment income (loss)	1.55%	1.42%	1.36%	1.47%	1.67%
Supplemental Data
Net assets, end of period (in millions)	$269	$327	$297	$276	$263
Portfolio turnover rateF	27%G	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41
Income from Investment Operations
Net investment income (loss)B	.048
Net realized and unrealized gain (loss)	.067
Total from investment operations	.115
Distributions from net investment income	(.045)
Distributions from net realized gain	–
Total distributions	(.045)
Net asset value, end of period	$10.48
Total ReturnC,D	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%G
Expenses net of fee waivers, if any	.43%G
Expenses net of all reductions	.43%G
Net investment income (loss)	1.78%G
Supplemental Data
Net assets, end of period (in millions)	$28
Portfolio turnover rateH	27%I

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Limited Term Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,525
Gross unrealized depreciation	(17,419)
Net unrealized appreciation (depreciation)	$(3,894)
Tax Cost	$2,861,210

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,111)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,894)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,020)
Long-term	(91)
Total no expiration	$(1,111)
Total capital loss carryforward	$(1,111)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$47,865	$49,775
Long-term Capital Gains	619	2,284
Total	$48,484	$ 52,059

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $776,167 and $864,416, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$468	$33
Class M	-%	.25%	39	–
Class C	.75%	.25%	348	18
			$855	$51

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1
Class M	8
Class C(a)	4
$13

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$328.18
Class M	20.13
Class C	57.16
Limited Term Municipal Income	1,995.08
Class I	500.16
Class Z	2	.05(a)
	$2,902

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .02%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 6,984 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $73,334. The net realized gain of $220 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $21.

During the period, credits reduced each class' transfer agent expense in the amount of less than five hundred dollars.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$2,440	$–
Class M	211	–
Class C	196	–
Limited Term Municipal Income	40,730	–
Class I	4,853	–
Class Z	54	–
Total	$48,484	$–
From net investment income
Class A	$–	$3,137
Class M	–	217
Class C	–	188
Limited Term Municipal Income	–	41,725
Class I	–	4,508
Total	$–	$49,775
From net realized gain
Class A	$–	$164
Class M	–	12
Class C	–	28
Limited Term Municipal Income	–	1,861
Class I	–	219
Total	$–	$2,284

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	3,881	6,469	$40,594	$68,276
Reinvestment of distributions	221	291	2,313	3,075
Shares redeemed	(11,559)	(14,837)	(120,913)	(156,574)
Net increase (decrease)	(7,457)	(8,077)	$(78,006)	$(85,223)
Class M
Shares sold	566	265	$5,917	$2,798
Reinvestment of distributions	19	21	202	219
Shares redeemed	(765)	(553)	(7,999)	(5,829)
Net increase (decrease)	(180)	(267)	$(1,880)	$(2,812)
Class C
Shares sold	439	368	$4,574	$3,894
Reinvestment of distributions	17	18	173	187
Shares redeemed	(1,196)	(1,645)	(12,485)	(17,354)
Net increase (decrease)	(740)	(1,259)	$(7,738)	$(13,273)
Limited Term Municipal Income
Shares sold	67,006	69,026	$700,289	$727,315
Reinvestment of distributions	2,921	3,031	30,494	31,978
Shares redeemed	(102,066)(b)	(77,778)	(1,066,085)(b)	(819,524)
Net increase (decrease)	(32,139)	(5,721)	$(335,302)	$(60,231)
Class I
Shares sold	11,071	15,546	$115,733	$164,081
Reinvestment of distributions	403	383	4,212	4,047
Shares redeemed	(16,897)	(13,255)	(176,288)	(139,853)
Net increase (decrease)	(5,423)	2,674	$(56,343)	$28,275
Class Z
Shares sold	2,844	–	$29,574	$–
Reinvestment of distributions	5	–	51	–
Shares redeemed	(220)	–	(2,294)	–
Net increase (decrease)	2,629	–	$27,331	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	.80%
Actual		$1,000.00	$1,008.70	$4.05-B
Hypothetical-C		$1,000.00	$1,021.17	$4.08-D
Class M	.75%
Actual		$1,000.00	$1,009.00	$3.80-B
Hypothetical-C		$1,000.00	$1,021.42	$3.82-D
Class C	1.53%
Actual		$1,000.00	$1,005.00	$7.73-B
Hypothetical-C		$1,000.00	$1,017.49	$7.78-D
Limited Term Municipal Income	.46%
Actual		$1,000.00	$1,010.50	$2.33-B
Hypothetical-C		$1,000.00	$1,022.89	$2.35-D
Class I	.54%
Actual		$1,000.00	$1,010.10	$2.74-B
Hypothetical-C		$1,000.00	$1,022.48	$2.75-D
Class Z	.43%
Actual		$1,000.00	$1,011.10	$1.08-B
Hypothetical-C		$1,000.00	$1,023.04	$2.19-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

During fiscal year ended 2018, 100% of the fund's income dividends were free from federal income tax, and 8.86% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Limited Term Municipal Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Limited Term Muni Income
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
43
43
44
43
44
43
43
43
43
42
36
36
36
36
36
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	29%	25%	26%	29%	33%
Funds	106	111	115	121	125
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2017 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because these classes are primarily comprised of omnibus assets, which are charged a flat asset-based transfer agent fee that is generally higher than the effective transfer agent fee rate for the retail class, which has a lower percentage of omnibus assets. The Board noted that an additional reason for Class M's total expense ratio being above the competitive median is Class M's higher 12b-1 fees. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASTM-ANN-0219
1.796592.115

Fidelity® Limited Term Municipal Income Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Limited Term Municipal Income Fund	1.28%	1.30%	2.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,280	Fidelity® Limited Term Municipal Income Fund
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, the fund's share classes (excluding sales charges, if applicable) produced a modestly positive return, net of fees, which lagged the 1.75% advance of the benchmark, the Bloomberg Barclays 1-6 Year Municipal Bond Index. Relative to this benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Duration positioning, or the fund's sensitivity to changes in interest rates, hurt modestly. The fund maintained a bit shorter duration than the benchmark, which worked against fund performance. We also lost a bit a ground versus the benchmark because of our underweighting to bonds backed by the state of California, which were some of the best performers in the national municipal marketplace. In contrast, an overweighting in lower-investment-grade bonds contributed to relative performance. Sector allocation produced some value as well, particularly the portfolio's overweighting in health care securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Illinois	13.9
Texas	12.5
Florida	9.9
New Jersey	6.5
New York	4.5

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	36.7
Transportation	16.5
Health Care	12.3
Electric Utilities	7.9
Education	4.5

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	11.4%
AA,A	60.8%
BBB	16.2%
BB and Below	0.9%
Not Rated	4.6%
Short-Term Investments and Net Other Assets	6.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 94.1%
	Principal Amount (000s)	Value (000s)
Alabama - 0.8%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	2,630	2,799
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	585	630
5% 3/1/23	830	910
5% 3/1/24	1,225	1,362
5% 3/1/25	1,225	1,378
Series 2016 B:
5% 3/1/22	980	1,056
5% 3/1/24	980	1,089
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	4,810	4,779
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/20	2,825	2,902
5% 3/1/21	490	514
5% 3/1/22	3,145	3,367
5% 3/1/25	1,465	1,634

TOTAL ALABAMA		22,420

Alaska - 0.6%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,065	1,120
5% 9/1/22	1,175	1,303
Series B:
5% 9/1/20	1,955	2,055
5% 9/1/22	1,395	1,547
Series C:
5% 9/1/19	2,105	2,150
5% 9/1/20	1,230	1,293
5% 9/1/22	980	1,087
Series D, 5% 9/1/20	1,955	2,055
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	850	890
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.) Series 2003 B, 5% 1/1/21	4,500	4,742

TOTAL ALASKA		18,242

Arizona - 3.3%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/19	600	616
5% 12/1/20	800	845
5% 12/1/21	1,080	1,167
5% 12/1/22	785	867
5% 12/1/23	980	1,103
5% 12/1/24	1,465	1,676
Arizona State Lottery Rev. Series 2019:
5% 7/1/21 (b)	2,560	2,681
5% 7/1/22 (b)	2,045	2,192
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2007, 2.7%, tender 8/14/23 (a)(c)	12,500	12,538
Glendale Gen. Oblig.:
Series 2015:
4% 7/1/19 (FSA Insured)	585	591
5% 7/1/22 (FSA Insured)	980	1,078
Series 2017:
5% 7/1/21	2,900	3,110
5% 7/1/22	3,320	3,646
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	735	791
5% 7/1/22 (FSA Insured)	1,145	1,264
5% 7/1/23 (FSA Insured)	1,365	1,538
Maricopa County Cmnty. College District (Arizona Gen. Obligations Bonds Proj. of 2004) Series 2011 D, 4.25% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	6,090	6,440
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/25	4,675	5,381
5% 1/1/26	10,485	12,238
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	880	890
4% 7/1/20	1,330	1,373
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(c)	17,000	16,996
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,160	2,343
5% 12/1/22	2,415	2,682
5% 12/1/23	3,350	3,799
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,155	3,205
Series 2012 A, 5% 7/1/19	1,515	1,539
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.) Series 2017 B, 4% 10/1/23 (d)	3,915	3,918

TOTAL ARIZONA		96,507

California - 3.0%
Alameda Corridor Trans. Auth. Rev.:
Series 2004, 0% 10/1/19	260	255
Series 2013 A, 5% 10/1/22	2,140	2,384
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	5,075	5,248
Series B, 2.85%, tender 4/1/25 (a)	4,150	4,279
Series C, 2.1%, tender 4/1/22 (a)	3,875	3,882
California Gen. Oblig.:
Bonds 3%, tender 12/1/19 (a)	5,600	5,631
5.25% 9/1/22	1,535	1,721
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 12/31/23 (c)	860	954
5% 6/30/24 (c)	665	742
5% 12/31/24 (c)	800	898
5% 6/30/25 (c)	1,000	1,127
5% 12/31/25 (c)	1,760	1,997
5% 6/30/26 (c)	1,360	1,546
5% 12/31/26 (c)	2,570	2,939
5% 6/30/27 (c)	1,910	2,185
5% 12/31/27 (c)	3,000	3,452
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 2.15%, tender 2/1/19 (a)(c)(d)	10,400	10,398
California Pub. Works Board Lease Rev.:
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	980	1,077
(Various Cap. Projs.):
Series 2011 A, 5% 10/1/20	2,470	2,609
Series 2012 A, 5% 4/1/21	3,175	3,397
Series 2012 G, 5% 11/1/22	1,225	1,365
Series 2012 C, 5% 6/1/21	1,780	1,913
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 4% 6/1/21	3,425	3,594
Series 2017 A1:
5% 6/1/21	1,205	1,285
5% 6/1/22	1,685	1,830
5% 6/1/23	1,925	2,121
5% 6/1/24	1,085	1,191
Series A, 0% 6/1/24 (AMBAC Insured)	3,390	2,981
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	980	1,115
Palomar Health Rev. Series 2016:
5% 11/1/23	1,955	2,158
5% 11/1/24	1,955	2,189
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (c)	2,445	2,607
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,320	1,499
5% 9/1/24 (FSA Insured)	2,250	2,610
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,350	1,551

TOTAL CALIFORNIA		86,730

Colorado - 1.1%
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	1,840	1,702
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,170	5,515
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,400	4,933
Series 2014 A, 5% 6/1/23	3,775	4,232
Denver City & County Arpt. Rev. Series 2017 A, 5% 11/15/19 (c)	2,520	2,585
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,140	8,026
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,775	2,668
Series 2015 A:
5% 9/1/19	980	998
5% 9/1/20	980	1,022

TOTAL COLORADO		31,681

Connecticut - 3.0%
Connecticut Gen. Oblig.:
Series 2012 C, 5% 6/1/21	22,910	24,347
Series 2016 A, 5% 3/15/26	1,925	2,185
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A, 1.8%, tender 2/9/21 (a)	16,680	16,632
Series 2015 A, 2.05%, tender 7/21/21 (a)	16,315	16,363
Series X2, 1.8%, tender 2/9/21 (a)	12,000	11,966
Series 2018 S:
5% 7/1/23	1,455	1,626
5% 7/1/24	1,000	1,135
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	3,860	3,953
Hbr. Point Infra Impt. District Series 2010 A, 7.875% 4/1/39 (Pre-Refunded to 4/1/20 @ 100)	6,281	6,741
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/23 (Escrowed to Maturity)	880	995
5% 8/15/25 (FSA Insured)	980	1,132

TOTAL CONNECTICUT		87,075

Delaware, New Jersey - 0.2%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,445	2,519
5% 1/1/21	1,955	2,073

TOTAL DELAWARE, NEW JERSEY		4,592

District Of Columbia - 1.0%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (c)	6,185	6,790
Series 2014 A, 5% 10/1/23 (c)	435	486
Series 2017 A:
5% 10/1/26 (c)	6,555	7,627
5% 10/1/27 (c)	4,890	5,744
Series 2018 A, 5% 10/1/21 (c)	3,595	3,866
Washington Convention & Sports Auth. Series 2018 A, 5% 10/1/21	5,000	5,394

TOTAL DISTRICT OF COLUMBIA		29,907

Florida - 9.9%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	980	1,051
Series 2015 C:
5% 7/1/21	635	681
5% 7/1/22	3,645	4,001
5% 7/1/23	2,935	3,296
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	980	1,058
Series A:
5% 10/1/22 (c)	2,935	3,218
5% 10/1/23 (c)	3,930	4,384
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	3,180	3,497
Series 2012 A, 5% 7/1/19	6,845	6,953
Series 2015 A:
5% 7/1/19	2,055	2,088
5% 7/1/20	3,915	4,094
5% 7/1/21	4,400	4,727
5% 7/1/22	3,425	3,766
5% 7/1/23	2,690	3,022
5% 7/1/24	1,290	1,476
Series 2015 B:
5% 7/1/19	1,955	1,986
5% 7/1/20	2,935	3,069
5% 7/1/21	6,120	6,575
5% 7/1/22	4,490	4,938
5% 7/1/23	2,690	3,022
5% 7/1/24	1,120	1,281
Citizens Property Ins. Corp. (Citizens Pla Proj.) Series 2012 A-1, 5% 6/1/20	5,155	5,371
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/19	1,780	1,832
5% 12/1/20	980	1,038
Florida Board of Ed. Lottery Rev. Series 2016 B, 5% 7/1/24	9,801	11,346
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/19	1,420	1,422
5% 2/1/20	1,980	2,021
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,010	1,083
5% 10/1/22	1,955	2,135
5% 10/1/23	1,240	1,378
5% 10/1/24	1,955	2,204
5% 10/1/25	1,710	1,948
5% 10/1/26	1,955	2,210
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 C:
5% 10/1/19	1,670	1,711
5% 10/1/20	980	1,035
Series 2017 A:
5% 10/1/25 (c)	980	1,124
5% 10/1/26 (c)	1,955	2,264
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	1,295	1,425
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	1,975	2,182
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	915	957
5% 7/1/22	1,955	2,143
5% 7/1/23	1,955	2,189
JEA Wtr. & Swr. Sys. Rev. Series 2010 D:
5% 10/1/21	640	665
5% 10/1/21 (Pre-Refunded to 4/1/20 @ 100)	1,260	1,308
Manatee County Rev. Series 2013:
5% 10/1/19	1,225	1,254
5% 10/1/20	1,955	2,062
5% 10/1/21	1,955	2,112
5% 10/1/22	980	1,084
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	1,270	1,465
Miami-Dade County Aviation Rev.:
Series 2010, 5% 10/1/22	1,700	1,788
Series 2017 B, 5% 10/1/20 (c)	2,075	2,172
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	1,955	1,985
5% 7/1/20	980	1,025
5% 7/1/21	1,955	2,096
5% 7/1/22	1,955	2,146
5% 7/1/23	1,955	2,144
Series 2014 A, 5% 7/1/24	610	697
Series 2014 B:
5% 7/1/22	1,465	1,608
5% 7/1/23	3,180	3,569
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,795	4,215
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	8,010	9,033
Series 2014 D:
5% 11/1/20	4,770	5,031
5% 11/1/21	6,140	6,635
5% 11/1/22	2,850	3,146
5% 11/1/23	7,485	8,429
Series 2015 A:
5% 5/1/19	980	990
5% 5/1/20	2,050	2,133
5% 5/1/21	3,915	4,177
5% 5/1/22	3,640	3,976
5% 5/1/23	6,360	7,094
Series 2015 B, 5% 5/1/24	28,915	32,870
Series 2016 A, 5% 8/1/27	5,440	6,304
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,225	1,244
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	1,220	1,250
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	980	995
Orlando Utils. Commission Util. Sys. Rev. Series 2011 B, 5% 10/1/19	2,275	2,329
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	980	994
5% 12/1/20	1,395	1,463
5% 12/1/21	1,465	1,572
5% 12/1/23	190	211
5% 12/1/24	380	427
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,525	4,583
4% 8/1/21	3,950	4,151
5% 8/1/19	2,935	2,989
5% 8/1/21	5,185	5,585
5% 8/1/22	980	1,082
Series 2015 B:
5% 8/1/19	2,675	2,725
5% 8/1/20	1,710	1,793
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/19	1,075	1,100
5% 10/1/20	980	1,031
5% 10/1/21	980	1,056
5% 10/1/22	980	1,079
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. Series 2011, 5% 10/1/19 (c)	1,980	2,025
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	980	1,138
5% 7/1/26	1,115	1,313
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,135	1,218
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	1,340	1,511
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,760	1,845
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B, 5% 8/1/19	305	310

TOTAL FLORIDA		287,433

Georgia - 2.1%
Atlanta Arpt. Rev.:
5% 1/1/22	980	1,068
5% 1/1/23	980	1,092
5% 1/1/24	1,125	1,281
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	9,780	9,733
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19 (Escrowed to Maturity)	3,785	3,785
5.75% 1/1/20	905	906
Series GG:
5% 1/1/20	660	679
5% 1/1/21	1,635	1,724
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,465	1,498
5% 10/1/22	980	1,081
5% 10/1/23	2,365	2,657
Series R, 5% 10/1/21	4,890	5,270
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	13,910	14,688
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,610	4,572
(Gulf Pwr. Co. Plant Scherer Proj.) Series 2002 1, 2%, tender 6/25/20 (a)	6,000	5,965
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,260	3,470

TOTAL GEORGIA		59,469

Hawaii - 0.6%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (c)	3,915	3,972
Honolulu City & County Gen. Oblig. Series 2017 D:
5% 9/1/24	1,200	1,388
5% 9/1/25	2,935	3,455
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/19 (c)	1,370	1,394
5% 8/1/20 (c)	2,985	3,119
5% 8/1/21 (c)	540	577
5% 8/1/22 (c)	2,030	2,215
5% 8/1/23 (c)	1,440	1,597

TOTAL HAWAII		17,717

Illinois - 13.4%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,780	8,919
Series 2010 F, 5% 12/1/20	745	767
Series 2017 C:
5% 12/1/26	485	511
5% 12/1/27	2,830	2,977
Series 2018 C, 5% 12/1/24	13,000	13,650
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999:
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,590	9,590
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,435	14,055
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	610	628
5% 1/1/21	390	413
5% 1/1/23	2,445	2,692
5% 1/1/22	4,890	5,277
5% 1/1/23	5,770	6,352
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	245	245
5% 1/1/20	295	300
5% 1/1/21	390	403
5% 1/1/22	295	308
5% 1/1/23	525	554
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A, 5% 1/1/21	1,370	1,452
Series 2012 B, 5% 1/1/21 (c)	4,505	4,747
Series 2013 B, 5% 1/1/22	3,915	4,255
Series 2013 D, 5% 1/1/22	3,150	3,423
Series 2017 D, 5% 1/1/27 (c)	1,470	1,681
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
4% 6/1/19	2,755	2,776
5% 6/1/20	2,430	2,520
5% 6/1/21	2,305	2,443
5% 6/1/25	1,225	1,382
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,280	1,280
5% 1/1/23	1,175	1,259
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,390	8,584
Series 2010 A, 5.25% 11/15/22	4,850	5,099
Series 2011 A, 5.25% 11/15/22	980	1,059
Series 2012 C:
5% 11/15/19	3,130	3,207
5% 11/15/20	7,055	7,397
5% 11/15/21	5,465	5,858
5% 11/15/22	1,260	1,377
Series 2014 A:
5% 11/15/20	980	1,028
5% 11/15/21	490	525
5% 11/15/22	1,325	1,448
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	9,780	9,731
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	1,650	1,883
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/26	4,300	4,966
5% 5/15/27	9,260	10,762
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	2,590	2,624
(Southern Illinois Healthcare Enterprises, Inc. Proj.) Series 2005, 5.25% 3/1/30 (Pre-Refunded to 3/1/20 @ 100)	4,650	4,830
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	3,000	2,966
Series 2017 B, 5%, tender 12/15/22 (a)	4,325	4,788
Series E, 2.25%, tender 4/29/22 (a)	22,430	22,344
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	1,110	1,204
Series 2012 A, 5% 5/15/23	1,270	1,378
Series 2012:
5% 9/1/19	1,090	1,113
5% 9/1/20	1,440	1,511
5% 9/1/21	2,000	2,153
5% 9/1/22	3,455	3,807
Series 2015 A:
5% 11/15/22	490	541
5% 11/15/24	1,490	1,699
5% 11/15/25	1,905	2,195
5% 11/15/26	1,955	2,240
Series 2015 B:
5% 11/15/20	1,615	1,702
5% 11/15/24	1,910	2,187
Series 2016 A:
5% 8/15/20	490	508
5% 2/15/21	735	779
5% 8/15/21	685	725
5% 2/15/23	980	1,084
5% 8/15/23	1,465	1,603
5% 8/15/24	2,135	2,367
Series 2016 C:
5% 2/15/20	4,970	5,119
5% 2/15/22	3,335	3,633
5% 2/15/23	4,470	4,975
5% 2/15/24	5,220	5,921
Series 2016:
5% 7/1/22	2,895	3,188
5% 5/15/25	490	560
5% 5/15/26	980	1,132
5% 5/15/27	1,225	1,408
Series 2017:
5% 1/1/23	1,465	1,632
5% 1/1/25	2,260	2,627
5% 1/1/27	1,955	2,321
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	1,565	1,605
Series 2012 A, 4% 1/1/23	1,245	1,259
Series 2012:
5% 3/1/19	5,380	5,402
5% 8/1/19	2,600	2,638
5% 8/1/20	6,750	6,956
5% 8/1/21	2,360	2,459
5% 8/1/22	5,675	5,970
Series 2013:
5% 7/1/21	6,360	6,620
5% 7/1/22	10,740	11,287
Series 2014:
5% 2/1/22	2,935	3,070
5% 4/1/23	2,165	2,288
5% 2/1/25	2,275	2,402
Series 2016:
5% 11/1/20	2,310	2,385
5% 1/1/26	2,150	2,299
5% 2/1/26	10,525	11,255
Series 2017 B, 5% 11/1/19	7,875	8,037
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/23	1,180	1,301
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	1,320	1,377
5% 7/1/21	1,320	1,407
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,715	4,111
0% 1/15/25	4,915	4,141
0% 1/15/26	3,695	2,999
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/19	2,235	2,240
5% 2/1/20	2,225	2,298
5% 2/1/23	2,175	2,413
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	11,285	12,229
6% 6/1/28 (Pre-Refunded to 6/1/21 @ 100)	7,655	8,385
Series 2017, 5% 6/1/22	9,780	10,581

TOTAL ILLINOIS		386,061

Indiana - 2.2%
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 2.35%, tender 3/1/19 (a)(c)	4,000	3,999
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	685	754
5% 8/15/23	980	1,100
Indiana Fin. Auth. Rev. Series 2012:
5% 3/1/20	635	658
5% 3/1/21	1,200	1,269
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	805	847
5% 10/1/22	1,565	1,727
Series 2014 A:
5% 10/1/20	365	384
5% 10/1/21	370	399
5% 10/1/22	660	728
Series 2015 A:
5% 10/1/24	1,460	1,671
5% 10/1/25	1,590	1,833
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,440	1,440
5% 1/1/20	1,225	1,263
Indianapolis Local Pub. Impt. (Indianapolis Arpt. Auth. Proj.) Series 2016 A1:
5% 1/1/21 (c)	2,690	2,837
5% 1/1/23 (c)	1,940	2,132
5% 1/1/24 (c)	2,715	3,037
5% 1/1/25 (c)	2,845	3,232
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	980	981
4% 1/15/20	1,315	1,343
4% 1/15/21	1,225	1,275
5% 7/15/19	1,645	1,672
5% 7/15/20	1,145	1,198
5% 7/15/21	980	1,052
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	4,160	4,404
Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(c)	21,505	23,340

TOTAL INDIANA		64,575

Kansas - 0.3%
Desoto Usd # 232 Series 2015 A, 5% 9/1/22	1,525	1,686
Johnson County Unified School District # 233 Series 2016 B, 5% 9/1/23	1,430	1,617
Wichita Hosp. Facilities Rev. Series 2011 IV A, 5% 11/15/20 (Escrowed to Maturity)	2,685	2,837
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	490	539
5% 9/1/23	710	797
5% 9/1/25	785	907

TOTAL KANSAS		8,383

Kentucky - 1.5%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/24	1,330	1,457
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/25	980	1,085
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	8,805	8,839
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,380	1,423
5% 6/1/22	1,525	1,628
5% 6/1/24	1,655	1,812
Kentucky State Property & Buildings Commission Rev. (Kentucky St Proj.) Series D, 5% 5/1/21	980	1,041
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	15,000	15,731
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	7,345	7,333
Univ. Louisville Revs. Series 2016 C, 3% 9/1/21	2,315	2,368

TOTAL KENTUCKY		42,717

Louisiana - 2.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,145	9,265
5% 6/1/21 (FSA Insured)	4,890	5,242
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,480	1,636
Series 2012 C, 5% 7/15/21	3,305	3,556
Series 2014 D1, 5% 12/1/22	1,275	1,420
Series 2016 B:
5% 8/1/22	14,185	15,657
5% 8/1/23	6,115	6,902
Series 2016 D, 5% 9/1/22	6,220	6,887
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,465	1,569
5% 7/1/22	980	1,075
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/23 (c)	300	328
5% 1/1/24 (c)	195	217
5% 1/1/25 (c)	195	220
5% 1/1/26 (c)	490	558
Series 2017 D2:
5% 1/1/23 (c)	390	427
5% 1/1/24 (c)	735	817
5% 1/1/25 (c)	490	552
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,740	2,886
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,400	4,799

TOTAL LOUISIANA		64,013

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,350	2,528
5% 7/1/22	1,810	1,996
5% 7/1/24	2,300	2,647

TOTAL MAINE		7,171

Maryland - 2.0%
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	3,220	3,700
5% 7/1/25	3,380	3,948
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
4% 6/1/19	2,400	2,419
4% 6/1/20	2,960	3,034
5% 6/1/21	1,640	1,742
5% 6/1/22	1,750	1,893
Maryland Gen. Oblig. Series 2017 B, 5% 8/1/25	27,300	32,213
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2015:
5% 7/1/19	390	395
5% 7/1/22	880	958
5% 7/1/23	980	1,087
5% 7/1/24	1,955	2,202
5% 7/1/25	1,730	1,974
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	850	812
3% 11/1/25	625	606

TOTAL MARYLAND		56,983

Massachusetts - 1.9%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2012, 5% 7/1/31 (Pre-Refunded to 7/1/21 @ 100)	1,035	1,111
Series 2016 A, 5% 7/15/22	1,240	1,374
Series 2016 I:
5% 7/1/21	490	523
5% 7/1/22	585	637
5% 7/1/23	660	732
5% 7/1/24	1,075	1,211
5% 7/1/25	980	1,118
5% 7/1/26	980	1,129
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (c)	4,620	4,684
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	31,300	30,824
Series 2016 B, 5% 7/1/22	1,685	1,863
Series C, 5.5% 12/1/22	4,160	4,724
Massachusetts Port Auth. Rev. Series 2017 A:
5% 7/1/24 (c)	3,005	3,420
5% 7/1/25 (c)	1,115	1,290

TOTAL MASSACHUSETTS		54,640

Michigan - 3.8%
Clarkston Cmnty. Schools 5% 5/1/22	1,635	1,786
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/24 (FSA Insured)	1,000	1,116
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.205% 7/1/32 (a)(e)	3,980	3,798
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,200	1,213
5% 5/1/20	2,575	2,681
5% 5/1/21	2,105	2,249
5% 5/1/22	1,810	1,982
Grand Rapids Pub. Schools 5% 5/1/23 (FSA Insured)	1,275	1,424
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	980	1,064
5% 5/15/24	540	606
5% 5/15/25	635	723
5% 5/15/26	610	702
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/19	980	1,006
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	980	1,076
5% 4/15/23	1,320	1,482
5% 4/15/24	1,450	1,659
Michigan Fin. Auth. Rev.:
Bonds 1.1%, tender 8/15/19 (a)	4,155	4,129
Series 2015 A:
5% 8/1/22	2,350	2,579
5% 8/1/23	3,715	4,160
Michigan Gen. Oblig. Series 2016:
5% 3/15/20	3,255	3,376
5% 3/15/21	980	1,044
5% 3/15/22	2,280	2,489
5% 3/15/23	3,915	4,374
5% 3/15/24	6,760	7,706
Michigan Hosp. Fin. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	3,535	3,529
Series 2005 A4, 1.625%, tender 11/1/19 (a)	6,615	6,585
Series 2010 F4, 1.95%, tender 4/1/20 (a)	6,400	6,380
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	7,040	6,768
Portage Pub. Schools Series 2016:
5% 5/1/23	1,990	2,221
5% 11/1/23	1,335	1,505
5% 5/1/24	1,880	2,140
5% 11/1/24	1,955	2,246
5% 5/1/25	1,100	1,274
5% 11/1/25	1,195	1,394
5% 5/1/26	1,665	1,960
5% 11/1/26	1,155	1,357
5% 11/1/28	985	1,147
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,465	1,575
5% 9/1/23	490	550
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,250	2,273
5% 11/1/19	2,715	2,785
5% 5/1/20	3,550	3,696
5% 11/1/20	1,705	1,800
5% 5/1/21	4,020	4,299

TOTAL MICHIGAN		109,908

Minnesota - 0.7%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	980	1,067
5% 1/1/23	980	1,093
Series 2014 B:
5% 1/1/21 (c)	2,240	2,367
5% 1/1/22 (c)	1,955	2,113
5% 1/1/23 (c)	980	1,080
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	2,950	3,252
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	1,160	1,256
5% 1/1/23	1,115	1,232
5% 1/1/24	1,560	1,755
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	980	1,067
5% 1/1/23	1,465	1,631
5% 1/1/24	980	1,114

TOTAL MINNESOTA		19,027

Missouri - 0.2%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/19	295	296
5% 3/1/20	320	329
5% 3/1/21	390	409
5% 3/1/22	585	624
5% 3/1/23	980	1,062
5% 3/1/24	685	752
5% 3/1/25	710	788
5% 3/1/26	980	1,097

TOTAL MISSOURI		5,357

Nevada - 2.5%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/22 (c)	3,915	4,262
Series 2017 C, 5% 7/1/21 (c)	7,785	8,298
Clark County School District:
Series 2016 A:
5% 6/15/21	1,470	1,569
5% 6/15/23	1,285	1,430
Series 2016 D, 5% 6/15/23	10,000	11,127
Series 2017 A, 5% 6/15/22	2,800	3,054
Series 2017 C:
5% 6/15/21	9,030	9,639
5% 6/15/23	4,550	5,063
Humboldt County Nev Poll. Cont. Rev. Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 A, 1.25%, tender 6/3/19 (a)	1,955	1,947
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 2.5%, tender 6/3/19 (a)(c)(d)	10,400	10,401
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/20	2,180	2,287
Series 2013 D1, 5% 3/1/24	2,640	2,952
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	5,185	5,290
Washoe County Gas Facilities Rev. Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 A, 1.5%, tender 6/3/19 (a)(c)	5,990	5,970

TOTAL NEVADA		73,289

New Hampshire - 0.6%
New Hampshire Health & Ed. Facilities Auth.:
Series 2017 B, 4.125% 7/1/24 (d)	1,010	1,012
Series 2017 C, 3.5% 7/1/22 (d)	335	335
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Dartmouth-Hitchcock Obligated Group Proj.) Series 2010, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	6,000	6,288
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	1,375	1,397
Series 2012:
4% 7/1/20	2,645	2,712
4% 7/1/21	1,485	1,547
Series 2016:
5% 10/1/21	1,225	1,302
5% 10/1/23	2,785	3,058

TOTAL NEW HAMPSHIRE		17,651

New Jersey - 6.5%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,030	3,122
5% 2/15/21	2,445	2,582
5% 2/15/22	2,445	2,642
5% 2/15/23	2,770	3,048
New Jersey Econ. Dev. Auth. Rev.:
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	980	1,031
5% 6/1/23 (FSA Insured)	1,230	1,357
5% 6/1/24 (FSA Insured)	980	1,097
Series 2005 K, 5.5% 12/15/19	7,855	8,088
Series 2011 EE:
5% 9/1/20	1,320	1,376
5% 9/1/20 (Escrowed to Maturity)	3,570	3,747
Series 2012 II:
5% 3/1/21	6,650	6,986
5% 3/1/22	6,155	6,579
Series 2013, 5% 3/1/23	5,870	6,366
Series 2014 PP, 5% 6/15/19	16,630	16,836
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017 5% 10/1/26 (c)	2,130	2,373
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	10,760	11,164
5% 6/15/21	10,760	11,372
Series 2016 A:
5% 7/1/21	2,150	2,273
5% 7/1/22	6,160	6,636
5% 7/1/23	3,315	3,633
5% 7/1/24	7,740	8,606
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/19	1,465	1,484
5% 7/1/21	170	181
5% 7/1/22	170	185
5% 7/1/23	595	658
5% 7/1/24	475	532
5% 7/1/24	1,200	1,374
5% 7/1/24	985	1,103
5% 7/1/25	515	583
5% 7/1/26	170	194
5% 7/1/27	255	290
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2013, 5% 12/1/19 (c)	3,765	3,852
Series 2017 1A:
5% 12/1/22 (c)	750	816
5% 12/1/23 (c)	1,930	2,132
Series 2017 1B, 5% 12/1/21 (c)	795	850
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 2.104%, tender 1/1/21 (a)(e)	10,485	10,485
Series 2013 A:
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	3,895	4,306
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	355	392
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.984% 1/1/21 (a)(e)	1,170	1,168
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	3,785	3,888
Series 2012 AA, 5% 6/15/19	1,465	1,483
Series 2013 A:
5% 12/15/19	6,315	6,472
5% 6/15/20	17,605	18,266
Series 2016 A, 5% 6/15/27	3,960	4,440
Series 2018 A, 5% 6/15/24	5,000	5,544
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,795	5,098

TOTAL NEW JERSEY		186,690

New Mexico - 0.6%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	10,785	10,656
Series 2011, 1.875%, tender 4/1/20 (a)	6,155	6,081

TOTAL NEW MEXICO		16,737

New York - 4.0%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	490	537
5% 7/1/24	1,810	2,062
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A, 5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	625	634
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2016 B:
5% 9/1/25	2,740	3,196
5% 9/1/26	1,220	1,440
New York City Gen. Oblig. Series 2015 C, 5% 8/1/25	1,665	1,932
New York City Transitional Fin. Auth. Rev.:
Series 2012 A, 5% 11/1/20	4,400	4,652
Series B:
5% 11/1/20	4,160	4,270
5% 11/1/20 (Pre-Refunded to 11/1/19 @ 100)	1,660	1,704
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 4% 5/15/20	7,825	8,062
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2018 A, 5%, tender 11/15/20 (a)	20,000	21,014
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,085	5,232
Series 2008 B2:
5% 11/15/19	6,050	6,211
5% 11/15/20	5,380	5,681
5% 11/15/21	3,915	4,225
Series 2012 B, 5% 11/15/22	1,955	2,151
Series 2012 E:
4% 11/15/19	1,710	1,741
5% 11/15/21	2,380	2,568
Series 2012 F, 5% 11/15/19	4,890	5,020
Series 2014 C, 5% 11/15/21	2,740	2,957
Series 2016 B, 5% 11/15/21	2,150	2,320
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	22,280	22,517
New York Urban Dev. Corp. Rev. Series 2017 A, 5% 3/15/22	1,265	1,387
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	2,490	2,756

TOTAL NEW YORK		114,269

North Carolina - 0.8%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/20	980	1,010
5% 6/1/19	1,275	1,292
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 2.35%, tender 3/15/19 (a)(c)	1,750	1,750
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/21	4,890	5,210
5% 3/1/22	3,580	3,907
5% 3/1/23	3,580	3,996
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	4,890	5,317
5% 1/1/23	1,465	1,628

TOTAL NORTH CAROLINA		24,110

Ohio - 3.4%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	1,955	2,185
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	5,280	5,776
American Muni. Pwr., Inc. Rev. Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	2,500	2,499
Series B, 5%, tender 8/15/20 (a)	38,935	40,235
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	490	557
5% 1/1/20 (FSA Insured)	415	428
5% 1/1/22 (FSA Insured)	1,295	1,403
5% 1/1/24 (FSA Insured)	1,175	1,323
5% 1/1/25 (FSA Insured)	1,225	1,399
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,100	2,261
5% 6/15/23	1,815	1,982
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,800	3,174
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,870	1,921
5% 12/1/20	2,155	2,276
5% 12/1/21	2,000	2,152
Ohio Gen. Oblig. Series 2012 C, 5% 9/15/21	4,255	4,606
Ohio Hosp. Facilities Rev. Series 2017 A:
4% 1/1/20	2,365	2,414
5% 1/1/21	2,640	2,797
5% 1/1/22	1,665	1,809
5% 1/1/23	1,955	2,173
5% 1/1/24	1,690	1,916
5% 1/1/25	2,035	2,347
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/21	1,295	1,370
5% 2/15/22	1,075	1,163
5% 2/15/23	2,075	2,289
5% 2/15/24	1,605	1,801
5% 2/15/25	1,675	1,906
5% 2/15/26	1,225	1,409

TOTAL OHIO		97,571

Oklahoma - 0.3%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/24	500	555
5% 8/15/25	500	561
5% 8/15/26	800	906
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,545	2,778
Series 2004 A, 2.375% 12/1/21 (a)	1,320	1,308
Series 2012, 5% 2/15/21 (Escrowed to Maturity)	1,565	1,665

TOTAL OKLAHOMA		7,773

Oregon - 0.5%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	390	390
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	14,000	14,061

TOTAL OREGON		14,451

Pennsylvania - 1.5%
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,445	2,369
Series B, 1.8%, tender 8/15/22 (a)	3,245	3,145
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/19	645	651
5% 10/1/20	1,230	1,278
5% 10/1/23	190	208
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/19	2,260	2,271
5% 3/1/20	2,095	2,163
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2013, 2.15%, tender 2/1/19 (a)(c)	5,900	5,899
(Waste Mgmt., Inc. Proj.):
Series 2009, 2.8%, tender 12/1/21 (a)	1,700	1,704
Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	3,220	3,174
Pennsylvania Gen. Oblig. Series 2011, 5% 7/1/21	1,860	1,996
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	335	345
5% 12/1/21	270	294
5% 12/1/22	835	928
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	1,140	1,222
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	4,890	5,258
Philadelphia Arpt. Rev.:
Series 2017 A, 5% 7/1/24	490	560
Series 2017 B, 5% 7/1/24 (c)	2,445	2,760
Philadelphia Gas Works Rev. Series 15, 5% 8/1/21	1,225	1,312
Philadelphia School District Series 2018 A:
5% 9/1/24	1,000	1,123
5% 9/1/25	700	795
5% 9/1/26	750	859
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	320	365
5% 3/1/26 (FSA Insured)	260	300
5% 3/1/27 (FSA Insured)	250	291
5% 3/1/28 (FSA Insured)	245	285
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011, 5% 6/1/19	195	197
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,165	1,181

TOTAL PENNSYLVANIA		42,933

Rhode Island - 1.2%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A, 5% 5/15/19	1,465	1,482
Series 2016:
5% 5/15/20	645	668
5% 5/15/21	1,475	1,563
5% 5/15/22	1,955	2,112
5% 5/15/23	1,180	1,296
5% 5/15/24	2,300	2,561
5% 5/15/25	5,385	6,071
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev.:
(Providence Proj.) Series 2015 A, 3% 5/15/19 (FSA Insured)	6,275	6,303
Series 2015, 5% 5/15/25 (FSA Insured)	5,910	6,793
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,425	3,784
5% 6/1/27	980	1,073

TOTAL RHODE ISLAND		33,706

South Carolina - 0.7%
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	2,020	2,212
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,165	1,192
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	2,565	2,870
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,345	4,870
5% 12/1/26	1,075	1,222
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	1,465	1,620
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	980	1,030
Series 2014 C:
5% 12/1/22	1,075	1,175
5% 12/1/23	4,890	5,430

TOTAL SOUTH CAROLINA		21,621

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2011, 5% 9/1/19 (Escrowed to Maturity)	1,230	1,256
Series 2014 B:
4% 11/1/19	390	397
4% 11/1/20	610	632
4% 11/1/21	490	517
5% 11/1/22	365	403

TOTAL SOUTH DAKOTA		3,205

Tennessee - 0.5%
Johnson City Health & Edl. Hosp. Rev. Series 2010 A, 6.5% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	1,745	1,862
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	1,635	1,824
5% 9/1/26	1,795	2,010
Sumner County Gen. Oblig. Series 2011, 5% 6/1/22	3,500	3,753
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	6,040	6,276

TOTAL TENNESSEE		15,725

Texas - 11.5%
Aledo Independent School District Series 2015, 0% 2/15/24	1,195	1,062
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	980	984
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	490	515
5% 1/1/22	1,465	1,572
5% 1/1/23	2,395	2,617
5% 1/1/24	3,295	3,660
5% 1/1/26	2,800	3,191
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	3,220	3,186
Series 2014 B3, 1.4%, tender 8/17/20 (a)	3,485	3,448
Series 2015 B2, 2.125%, tender 8/16/21 (a)	16,000	15,982
Dallas County Gen. Oblig. Series 2016 5% 8/15/22	3,445	3,806
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/19	1,955	2,004
5% 11/1/20	1,465	1,545
5% 11/1/21	2,935	3,176
5% 11/1/22	4,890	5,411
Series 2014 D, 5% 11/1/23 (c)	1,905	2,124
Dallas Independent School District Bonds:
Series 2016 B3, 5%, tender 2/15/19 (a)	5,870	5,892
Series 2016 B4, 5%, tender 2/15/20 (a)	6,845	7,070
Series 2016 B5, 5%, tender 2/15/21 (a)	7,825	8,291
Series 2016:
5%, tender 2/15/22 (a)	150	164
5%, tender 2/15/22 (a)	9,630	10,468
Denton Independent School District Series 2016, 0% 8/15/25	1,610	1,379
Fort Bend Independent School District Bonds:
Series C, 1.35%, tender 8/1/20 (a)	1,735	1,716
Series D, 1.5%, tender 8/1/21 (a)	3,130	3,074
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	1,670	1,858
Fort Worth Independent School District Series 2015, 5% 2/15/22	1,580	1,727
Gregg County Health Facilities Dev. Series 2012 C, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	6,135	6,745
Harris County Flood Cont. District Series 2010 A, 5% 10/1/34 (Pre-Refunded to 10/1/20 @ 100)	1,500	1,581
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (c)	1,955	2,119
Series 2018 A:
5% 7/1/23 (c)	750	835
5% 7/1/25 (c)	1,550	1,777
Houston Gen. Oblig. Series 2013 A, 5% 3/1/22	5,520	6,034
Houston Independent School District:
Bonds:
Series 2012, 2.4%, tender 6/1/21 (a)	12,235	12,306
Series 2013 B, 2.4%, tender 6/1/21 (a)	5,880	5,914
Series 2017, 3% 2/15/22	13,810	14,263
Humble Independent School District Series 2016 B, 5% 2/15/22	3,970	4,337
Leander Independent School District Series 2013 A, 0% 8/15/21	1,870	1,775
Lewisville Independent School District Series 1996, 0% 8/15/21	2,110	1,997
Lower Colorado River Auth. Rev. Series 2010 B, 5% 5/15/21	2,965	3,083
Mansfield Independent School District Series 2016, 5% 2/15/24	4,185	4,775
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2008 A, 2.15%, tender 2/1/19 (a)(c)	4,300	4,299
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,425	2,771
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	2,705	2,653
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,545	1,657
North Texas Tollway Auth. Rev.:
Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	8,315	8,315
Series 2011 A, 5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	16,800	18,343
Series 2011 D, 5% 9/1/28 (Pre-Refunded to 9/1/21 @ 100)	4,100	4,424
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	5,795	5,797
2%, tender 6/1/21 (a)	11,865	11,801
Plano Independent School District Series 2016 A, 5% 2/15/22	7,270	7,951
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	980	1,024
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 B, 2%, tender 12/1/21 (a)	3,965	3,932
Series 2018, 2.75%, tender 12/1/22 (a)	10,100	10,242
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	980	1,032
5% 9/15/21	980	1,056
5% 9/15/22	3,365	3,699
San Antonio Wtr. Sys. Rev.:
Bonds Series 2013 F, 2%, tender 11/1/21 (a)	7,420	7,373
Series 2012, 4% 5/15/19	1,465	1,477
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	3,405	3,589
5% 10/1/21	2,935	3,170
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	735	791
5% 8/15/23	980	1,099
Series 2013:
5% 9/1/19	640	653
5% 9/1/20	895	939
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Mrc Crestview Proj.) Series 2010, 8.125% 11/15/44 (Pre-Refunded to 11/15/20 @ 100)	2,875	3,196
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,465	1,708
Series 2017 A, 5% 2/15/24	1,955	2,213
Texas Gen. Oblig. Series 2018, 4% 8/1/21 (c)	2,340	2,457
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	17,160	17,763
Texas Wtr. Dev. Board Rev. Series 2018 B:
5% 10/15/21	3,750	4,066
5% 4/15/22	5,500	6,038
5% 10/15/22	3,170	3,520
5% 4/15/23	4,000	4,490
5% 10/15/23	2,000	2,268
Tomball Independent School District Bonds Series 2014 B2, 2.125%, tender 8/15/21 (a)	4,920	4,916
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,550	1,750
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010 B, 5% 8/15/21	1,760	1,900
Series 2010, 5% 8/15/22	2,670	2,956
Series 2016 E, 5% 8/15/22	1,495	1,655

TOTAL TEXAS		332,446

Utah - 0.5%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2018 A, 5% 7/1/21	12,655	13,613
Virginia - 1.4%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	590	604
5% 7/15/21	390	413
Commonwealth Trans. Board Grant Anticipation Rev. Series 2012 A, 5% 9/15/22 (Pre-Refunded to 3/15/22 @ 100)	2,150	2,359
Fairfax County Gen. Oblig. 5% 10/1/21	2,935	3,183
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,290	2,563
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	2,605	2,598
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	1,185	1,326
5% 6/15/25	980	1,111
5% 6/15/26	1,680	1,922
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2013 A, 5% 8/1/22	3,695	4,096
Series 2016 A, 5% 8/1/22	5,230	5,798
Virginia Pub. School Auth. School Fing. Series 2015 A, 5% 8/1/22	11,525	12,751
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	2,445	2,442

TOTAL VIRGINIA		41,166

Washington - 1.5%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,345	1,386
5% 1/1/21	1,825	1,934
Port of Seattle Rev. Series 2016 B:
5% 10/1/20 (c)	2,870	3,017
5% 10/1/21 (c)	2,720	2,931
5% 10/1/22 (c)	2,445	2,686
5% 10/1/23 (c)	2,965	3,320
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	195	203
4% 1/1/21 (Escrowed to Maturity)	1,760	1,832
5% 1/1/21	1,730	1,837
Series 2017:
5% 1/1/22	785	855
5% 1/1/25	660	764
5% 1/1/26	390	459
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/22	2,165	2,323
Washington Fed. Hwy. Grant Anticipation Rev. (SR 520 Corridor Prog.) Series 2012 F, 5% 9/1/21	5,070	5,477
Washington Health Care Facilities Auth. Rev.:
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	980	1,096
5% 8/15/26	1,955	2,200
5% 8/15/27	2,125	2,401
Series 2012, 5% 12/1/42 (Pre-Refunded to 12/1/21 @ 100)	8,390	9,113

TOTAL WASHINGTON		43,834

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(c)	6,610	6,477
1.9%, tender 4/1/19 (a)	6,150	6,144

TOTAL WEST VIRGINIA		12,621

Wisconsin - 1.6%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,145	3,411
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (c)	1,300	1,369
5% 12/1/22 (c)	1,440	1,581
5.25% 12/1/23 (c)	1,505	1,697
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/19 (d)	340	343
5% 5/15/23 (d)	365	389
Series 2017 B-1 3.95% 11/15/24 (d)	210	211
Series 2017 B-2, 3.5% 11/15/23 (d)	275	275
Series 2017 B-3, 3% 11/15/22 (d)	370	370
Wisconsin Health & Edl. Facilities:
(Hosp. Sisters Svcs., Inc.) Series 2014 A, 5% 11/15/22	3,305	3,645
Bonds Series 2018 B:
5%, tender 1/25/23 (a)	8,000	8,866
5%, tender 1/31/24 (a)	8,810	9,948
Series 2014:
4% 5/1/19	280	281
5% 5/1/20	400	413
5% 5/1/21	625	659
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 10/1/21	1,370	1,479
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/21 (b)	2,000	2,137
5% 5/1/22 (b)	8,100	8,877

TOTAL WISCONSIN		45,951

TOTAL MUNICIPAL BONDS
(Cost $2,723,917)		2,719,970

Municipal Notes - 2.0%
Illinois - 0.5%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.89% 1/7/19 (a)(f)	13,990	$13,990
New York - 0.5%
Ithaca Gen. Oblig. BAN Series 2018 A, 2.75% 2/15/19	8,400	8,409
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B, 5% 5/15/20	3,500	3,636
Series 2018 C, 5% 9/1/21	3,435	3,681

TOTAL NEW YORK		15,726

Texas - 1.0%
Lower Neches Valley Auth. Indl. Dev. Corp. Rev. (ExxonMobil Proj.) Series 2010, 1.64% 1/2/19, VRDN (a)	1,030	1,030
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 2.05% 1/2/19, VRDN (a)	1,825	1,825
Series 2010 B, 2.05% 1/2/19, VRDN (a)	1,000	1,000
Series 2010 D:
2.03% 1/7/19, VRDN (a)	4,500	4,500
2.1% 1/7/19, VRDN (a)	900	900
Texas Gen. Oblig. TRAN Series 2018, 4% 8/29/19	20,000	20,286

TOTAL TEXAS		29,541

TOTAL MUNICIPAL NOTES
(Cost $59,213)		59,257
	Shares	Value (000s)

Money Market Funds - 2.7%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $78,095)	78,082,192	78,089
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $2,861,225)		2,857,316
NET OTHER ASSETS (LIABILITIES) - 1.2%		34,508
NET ASSETS - 100%		$2,891,824

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $27,652,000 or 1.0% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$70
Total	$70

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$2,779,227	$--	$2,779,227	$--
Money Market Funds	78,089	78,089	--	--
Total Investments in Securities:	$2,857,316	$78,089	$2,779,227	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	36.7%
Transportation	16.5%
Health Care	12.3%
Electric Utilities	7.9%
Others* (Individually Less Than 5%)	26.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,783,130)	$2,779,227
Fidelity Central Funds (cost $78,095)	78,089
Total Investment in Securities (cost $2,861,225)		$2,857,316
Cash		22,650
Receivable for fund shares sold		8,249
Interest receivable		31,636
Distributions receivable from Fidelity Central Funds		34
Prepaid expenses		4
Other receivables		7
Total assets		2,919,896
Liabilities
Payable for investments purchased
Regular delivery	$2,740
Delayed delivery	15,723
Payable for fund shares redeemed	7,427
Distributions payable	949
Accrued management fee	839
Distribution and service plan fees payable	63
Other affiliated payables	268
Other payables and accrued expenses	63
Total liabilities		28,072
Net Assets		$2,891,824
Net Assets consist of:
Paid in capital		$2,896,873
Total distributable earnings (loss)		(5,049)
Net Assets		$2,891,824
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($154,923 ÷ 14,769 shares)		$10.49
Maximum offering price per share (100/97.25 of $10.49)		$10.79
Class M:
Net Asset Value and redemption price per share ($15,096 ÷ 1,442 shares)		$10.47
Maximum offering price per share (100/97.25 of $10.47)		$10.77
Class C:
Net Asset Value and offering price per share ($32,110 ÷ 3,067 shares)(a)		$10.47
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,393,317 ÷ 228,556 shares)		$10.47
Class I:
Net Asset Value, offering price and redemption price per share ($268,839 ÷ 25,660 shares)		$10.48
Class Z:
Net Asset Value, offering price and redemption price per share ($27,539 ÷ 2,629 shares)		$10.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2018
Investment Income
Interest		$63,127
Income from Fidelity Central Funds		70
Total income		63,197
Expenses
Management fee	$10,738
Transfer agent fees	2,902
Distribution and service plan fees	855
Accounting fees and expenses	523
Custodian fees and expenses	22
Independent trustees' fees and expenses	14
Registration fees	133
Audit	65
Legal	5
Miscellaneous	22
Total expenses before reductions	15,279
Expense reductions	(43)
Total expenses after reductions		15,236
Net investment income (loss)		47,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,101)
Redemptions in-kind with affiliated entities	220
Total net realized gain (loss)		(881)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,214)
Fidelity Central Funds	(6)
Total change in net unrealized appreciation (depreciation)		(12,220)
Net gain (loss)		(13,101)
Net increase (decrease) in net assets resulting from operations		$34,860

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,961	$49,838
Net realized gain (loss)	(881)	3,266
Change in net unrealized appreciation (depreciation)	(12,220)	24,605
Net increase (decrease) in net assets resulting from operations	34,860	77,709
Distributions to shareholders	(48,484)	–
Distributions to shareholders from net investment income	–	(49,775)
Distributions to shareholders from net realized gain	–	(2,284)
Total distributions	(48,484)	(52,059)
Share transactions - net increase (decrease)	(451,938)	(133,264)
Total increase (decrease) in net assets	(465,562)	(107,614)
Net Assets
Beginning of period	3,357,386	3,465,000
End of period	$2,891,824	$3,357,386
Other Information
Undistributed net investment income end of period		$12

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.53	$10.45	$10.64	$10.71	$10.68
Income from Investment Operations
Net investment income (loss)A	.135	.122	.118	.129	.153
Net realized and unrealized gain (loss)	(.038)	.086	(.188)	(.048)	.046
Total from investment operations	.097	.208	(.070)	.081	.199
Distributions from net investment income	(.135)	(.121)	(.118)	(.130)	(.153)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.137)	(.128)	(.120)	(.151)	(.169)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.49	$10.53	$10.45	$10.64	$10.71
Total ReturnC,D	.93%	2.00%	(.68)%	.76%	1.87%
Ratios to Average Net AssetsE,F
Expenses before reductions	.81%	.81%	.80%	.81%	.79%
Expenses net of fee waivers, if any	.81%	.81%	.80%	.81%	.79%
Expenses net of all reductions	.81%	.81%	.80%	.81%	.79%
Net investment income (loss)	1.28%	1.15%	1.10%	1.21%	1.42%
Supplemental Data
Net assets, end of period (in millions)	$155	$234	$317	$377	$397
Portfolio turnover rateG	27%H	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class M

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.43	$10.62	$10.69	$10.66
Income from Investment Operations
Net investment income (loss)A	.139	.126	.121	.134	.157
Net realized and unrealized gain (loss)	(.038)	.087	(.188)	(.049)	.046
Total from investment operations	.101	.213	(.067)	.085	.203
Distributions from net investment income	(.139)	(.126)	(.121)	(.134)	(.157)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.141)	(.133)	(.123)	(.155)	(.173)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.47	$10.51	$10.43	$10.62	$10.69
Total ReturnC,D	.98%	2.04%	(.65)%	.80%	1.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.77%	.77%	.76%
Expenses net of fee waivers, if any	.76%	.76%	.77%	.77%	.76%
Expenses net of all reductions	.76%	.76%	.77%	.77%	.75%
Net investment income (loss)	1.33%	1.19%	1.14%	1.25%	1.46%
Supplemental Data
Net assets, end of period (in millions)	$15	$17	$20	$22	$25
Portfolio turnover rateG	27%H	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.43	$10.62	$10.69	$10.66
Income from Investment Operations
Net investment income (loss)A	.057	.043	.038	.050	.072
Net realized and unrealized gain (loss)	(.038)	.087	(.188)	(.049)	.046
Total from investment operations	.019	.130	(.150)	.001	.118
Distributions from net investment income	(.057)	(.043)	(.038)	(.050)	(.072)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.059)	(.050)	(.040)	(.071)	(.088)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.47	$10.51	$10.43	$10.62	$10.69
Total ReturnC,D	.19%	1.24%	(1.42)%	.01%	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.55%	1.55%	1.55%	1.54%
Expenses net of fee waivers, if any	1.55%	1.55%	1.55%	1.55%	1.54%
Expenses net of all reductions	1.54%	1.55%	1.55%	1.55%	1.54%
Net investment income (loss)	.55%	.41%	.35%	.47%	.67%
Supplemental Data
Net assets, end of period (in millions)	$32	$40	$53	$63	$65
Portfolio turnover rateG	27%H	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.43	$10.63	$10.69	$10.66
Income from Investment Operations
Net investment income (loss)A	.170	.157	.152	.164	.186
Net realized and unrealized gain (loss)	(.038)	.087	(.198)	(.039)	.046
Total from investment operations	.132	.244	(.046)	.125	.232
Distributions from net investment income	(.170)	(.157)	(.152)	(.164)	(.186)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.172)	(.164)	(.154)	(.185)	(.202)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.47	$10.51	$10.43	$10.63	$10.69
Total ReturnC	1.28%	2.35%	(.45)%	1.18%	2.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.47%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.46%	.47%	.48%	.48%	.48%
Expenses net of all reductions	.46%	.47%	.48%	.48%	.48%
Net investment income (loss)	1.63%	1.49%	1.43%	1.54%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$2,393	$2,740	$2,779	$3,058	$3,225
Portfolio turnover rateF	27%G	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.51	$10.44	$10.63	$10.70	$10.67
Income from Investment Operations
Net investment income (loss)A	.162	.149	.145	.156	.179
Net realized and unrealized gain (loss)	(.028)	.077	(.188)	(.048)	.046
Total from investment operations	.134	.226	(.043)	.108	.225
Distributions from net investment income	(.162)	(.149)	(.145)	(.157)	(.179)
Distributions from net realized gain	(.002)	(.007)	(.002)	(.021)	(.016)
Total distributions	(.164)	(.156)	(.147)	(.178)	(.195)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$10.48	$10.51	$10.44	$10.63	$10.70
Total ReturnC	1.29%	2.17%	(.42)%	1.02%	2.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	.54%	.54%	.55%	.55%	.55%
Expenses net of fee waivers, if any	.54%	.54%	.55%	.55%	.55%
Expenses net of all reductions	.54%	.54%	.54%	.55%	.54%
Net investment income (loss)	1.55%	1.42%	1.36%	1.47%	1.67%
Supplemental Data
Net assets, end of period (in millions)	$269	$327	$297	$276	$263
Portfolio turnover rateF	27%G	33%	31%	30%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Limited Term Municipal Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.41
Income from Investment Operations
Net investment income (loss)B	.048
Net realized and unrealized gain (loss)	.067
Total from investment operations	.115
Distributions from net investment income	(.045)
Distributions from net realized gain	–
Total distributions	(.045)
Net asset value, end of period	$10.48
Total ReturnC,D	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%G
Expenses net of fee waivers, if any	.43%G
Expenses net of all reductions	.43%G
Net investment income (loss)	1.78%G
Supplemental Data
Net assets, end of period (in millions)	$28
Portfolio turnover rateH	27%I

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Limited Term Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,525
Gross unrealized depreciation	(17,419)
Net unrealized appreciation (depreciation)	$(3,894)
Tax Cost	$2,861,210

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,111)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,894)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,020)
Long-term	(91)
Total no expiration	$(1,111)
Total capital loss carryforward	$(1,111)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$47,865	$49,775
Long-term Capital Gains	619	2,284
Total	$48,484	$ 52,059

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $776,167 and $864,416, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$468	$33
Class M	-%	.25%	39	–
Class C	.75%	.25%	348	18
			$855	$51

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1
Class M	8
Class C(a)	4
$13

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$328.18
Class M	20.13
Class C	57.16
Limited Term Municipal Income	1,995.08
Class I	500.16
Class Z	2	.05(a)
	$2,902

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .02%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 6,984 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $73,334. The net realized gain of $220 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $21.

During the period, credits reduced each class' transfer agent expense in the amount of less than five hundred dollars.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$2,440	$–
Class M	211	–
Class C	196	–
Limited Term Municipal Income	40,730	–
Class I	4,853	–
Class Z	54	–
Total	$48,484	$–
From net investment income
Class A	$–	$3,137
Class M	–	217
Class C	–	188
Limited Term Municipal Income	–	41,725
Class I	–	4,508
Total	$–	$49,775
From net realized gain
Class A	$–	$164
Class M	–	12
Class C	–	28
Limited Term Municipal Income	–	1,861
Class I	–	219
Total	$–	$2,284

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018 (a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	3,881	6,469	$40,594	$68,276
Reinvestment of distributions	221	291	2,313	3,075
Shares redeemed	(11,559)	(14,837)	(120,913)	(156,574)
Net increase (decrease)	(7,457)	(8,077)	$(78,006)	$(85,223)
Class M
Shares sold	566	265	$5,917	$2,798
Reinvestment of distributions	19	21	202	219
Shares redeemed	(765)	(553)	(7,999)	(5,829)
Net increase (decrease)	(180)	(267)	$(1,880)	$(2,812)
Class C
Shares sold	439	368	$4,574	$3,894
Reinvestment of distributions	17	18	173	187
Shares redeemed	(1,196)	(1,645)	(12,485)	(17,354)
Net increase (decrease)	(740)	(1,259)	$(7,738)	$(13,273)
Limited Term Municipal Income
Shares sold	67,006	69,026	$700,289	$727,315
Reinvestment of distributions	2,921	3,031	30,494	31,978
Shares redeemed	(102,066)(b)	(77,778)	(1,066,085)(b)	(819,524)
Net increase (decrease)	(32,139)	(5,721)	$(335,302)	$(60,231)
Class I
Shares sold	11,071	15,546	$115,733	$164,081
Reinvestment of distributions	403	383	4,212	4,047
Shares redeemed	(16,897)	(13,255)	(176,288)	(139,853)
Net increase (decrease)	(5,423)	2,674	$(56,343)	$28,275
Class Z
Shares sold	2,844	–	$29,574	$–
Reinvestment of distributions	5	–	51	–
Shares redeemed	(220)	–	(2,294)	–
Net increase (decrease)	2,629	–	$27,331	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Limited Term Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, Class M, Class C, and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	.80%
Actual		$1,000.00	$1,008.70	$4.05-B
Hypothetical-C		$1,000.00	$1,021.17	$4.08-D
Class M	.75%
Actual		$1,000.00	$1,009.00	$3.80-B
Hypothetical-C		$1,000.00	$1,021.42	$3.82-D
Class C	1.53%
Actual		$1,000.00	$1,005.00	$7.73-B
Hypothetical-C		$1,000.00	$1,017.49	$7.78-D
Limited Term Municipal Income	.46%
Actual		$1,000.00	$1,010.50	$2.33-B
Hypothetical-C		$1,000.00	$1,022.89	$2.35-D
Class I	.54%
Actual		$1,000.00	$1,010.10	$2.74-B
Hypothetical-C		$1,000.00	$1,022.48	$2.75-D
Class Z	.43%
Actual		$1,000.00	$1,011.10	$1.08-B
Hypothetical-C		$1,000.00	$1,023.04	$2.19-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

During fiscal year ended 2018, 100% of the fund's income dividends were free from federal income tax, and 8.86% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2017 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each of Class A, Class M, Class C, and Class I was above the competitive median because these classes are primarily comprised of omnibus assets, which are charged a flat asset-based transfer agent fee that is generally higher than the effective transfer agent fee rate for the retail class, which has a lower percentage of omnibus assets. The Board noted that an additional reason for Class M's total expense ratio being above the competitive median is Class M's higher 12b-1 fees. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was also above the competitive median because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Conservative Income Municipal Bond Fund Fidelity® Conservative Income Municipal Bond Fund and Institutional Class Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Conservative Income Municipal Bond Fund	1.45%	0.67%	0.68%
Institutional Class	1.56%	0.77%	0.78%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,361	Fidelity® Conservative Income Municipal Bond Fund
$10,439	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Doug McGinley, Elizah McLaughlin and Robert Mandeville:  For the fiscal ending December 31, 2018, the fund's share classes gained about 1.5%, roughly in line, net of fees, with the 1.60% advance of the fund's composite benchmark, an equal-weighted blend of the Bloomberg Barclays Municipal Bond 1 Year (1-2Y) Index and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™. The fund slightly topped the return of its Lipper peer group average. The fund's interest-rate sensitivity was less than that of the composite benchmark, which was a slight advantage versus the index when one-year and two-year rates rose strongly in March and April, and again in August and September, although it cost us the fund bit of ground late in the period when rates trended lower. Owning investment-grade floating-rate notes helped limit the fund's interest-rate risk and boost its yields, while also contributing versus the composite benchmark. The portfolio's overweight exposure to fixed-rate health care securities and corporate-backed munis also helped, as securities in these categories posted better-than-average returns. An overweighting in fixed-rate one-year notes issued by local governments was slightly beneficial. In addition, overweighting state-backed bonds from Connecticut, Illinois and New Jersey added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 29, 2018, Robert Mandeville assumed co-management responsibilities for the fund, joining Doug McGinley and Elizah McLaughlin.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2018

% of fund's investments
1 - 7	34.4
8 - 30	1.9
31 - 60	3.8
61 - 90	1.9
91 - 180	12.1
> 180	45.9

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2018

% of fund's net assets
New Jersey	17.2
New York	9.5
Texas	7.3
Illinois	6.2
California	5.9

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	32.0
Synthetics	18.1
Electric Utilities	15.2
Industrial Development	8.0
Health Care	7.6

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	2.6%
AA,A	35.5%
BBB	4.6%
BB and Below	0.1%
Not Rated	1.4%
Short-Term Investments and Net Other Assets	55.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 42.6%
	Principal Amount	Value
Alabama - 0.9%
Mobile County Board of School Commissioners:
Series 2016 A, 3% 3/1/19	$410,000	$410,625
Series 2016 B, 5% 3/1/19	670,000	673,159
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	15,770,000	15,667,653

TOTAL ALABAMA		16,751,437

Alaska - 0.3%
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	440,000	460,698
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.):
Series 2003 B, 5% 1/1/21	2,800,000	2,950,472
Series 2003 C, 5% 1/1/21	1,435,000	1,512,117

TOTAL ALASKA		4,923,287

Arizona - 0.8%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2015 A, 5% 1/1/20	2,000,000	2,060,789
Arizona State Lottery Rev. Series 2019:
5% 7/1/21 (b)	1,575,000	1,649,734
5% 7/1/22 (b)	1,265,000	1,355,991
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.):
Series 2017 A, 1.8%, tender 5/21/20 (a)(c)	6,615,000	6,563,932
Series 2017 B, 1.6%, tender 5/21/20 (a)	820,000	812,554
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A, 5% 1/1/20	2,360,000	2,431,731

TOTAL ARIZONA		14,874,731

Arkansas - 0.2%
Little Rock School District Series 2017, 3% 2/1/21	3,255,000	3,314,208
California - 0.7%
California Infrastructure and Econ. Dev. Bank Rev. Bonds Series 2018 A, 0.004% x 1 month U.S. LIBOR 2.133%, tender 8/1/21 (a)(d)	13,270,000	13,247,441
Colorado - 0.9%
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	185,000	193,023
Colorado Univ. Co. Hosp. Auth. Rev. Bonds:
Series 2017C-1, 4%, tender 3/1/20 (a)	8,460,000	8,562,028
Series 2017C-2, 5%, tender 3/1/22 (a)	1,345,000	1,442,149
Denver City & County Arpt. Rev. Series 2017 A, 5% 11/15/19 (c)	1,060,000	1,087,533
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B:
0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,480,000	3,431,370
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,300,000	1,250,106
Series 2015 A:
2.35% 9/1/20	300,000	300,045
5% 9/1/20	845,000	881,386

TOTAL COLORADO		17,147,640

Connecticut - 4.3%
Connecticut Gen. Oblig.:
Series 2005 B, 5.25% 6/1/19	1,245,000	1,262,331
Series 2011 C, SIFMA Municipal Swap Index + 1.100% 2.81% 5/15/19 (a)(d)	3,720,000	3,729,093
Series 2011 D, 5% 11/1/19	1,880,000	1,926,335
Series 2012 A:
SIFMA Municipal Swap Index + 1.100% 2.81% 4/15/19 (a)(d)	1,505,000	1,507,985
SIFMA Municipal Swap Index + 1.250% 2.96% 4/15/20 (a)(d)	9,665,000	9,750,535
Series 2012 C:
5% 6/1/19	370,000	374,774
5% 6/1/20	1,940,000	2,019,443
Series 2012 D, SIFMA Municipal Swap Index + 0.920% 2.63% 9/15/19 (a)(d)	1,870,000	1,876,690
Series 2013 A:
SIFMA Municipal Swap Index + 0.550% 2.26% 3/1/19 (a)(d)	795,000	795,193
SIFMA Municipal Swap Index + 0.650% 2.36% 3/1/20 (a)(d)	220,000	220,277
5% 10/15/19	1,040,000	1,064,838
Series 2013 D:
SIFMA Municipal Swap Index + 0.880% 2.59% 8/15/19 (a)(d)	745,000	747,179
5% 8/15/20	560,000	586,124
Series 2014 B, SIFMA Municipal Swap Index + 0.490% 2.2% 3/1/19 (a)(d)	310,000	310,045
Series 2014 C, 5% 6/15/20	1,155,000	1,203,591
Series 2014 E, 5% 9/1/19	1,245,000	1,270,537
Series 2015 E, 5% 8/1/19	570,000	580,263
Series 2015 F, 5% 11/15/20	530,000	558,376
Series 2016 B:
5% 5/15/19	2,465,000	2,493,442
5% 5/15/20	1,495,000	1,554,516
5% 5/15/21	5,345,000	5,674,145
Series 2016 E:
4% 10/15/19	2,565,000	2,606,424
5% 10/15/20	3,460,000	3,637,117
Series 2016 G, 5% 11/1/19	1,620,000	1,659,927
Series 2017 A, 5% 4/15/20	7,935,000	8,231,769
Series 2017 B:
5% 4/15/19	1,880,000	1,896,801
5% 4/15/20	300,000	311,220
Series 2018 A, 5% 4/15/20	1,315,000	1,364,181
Series 2018 B:
5% 4/15/21	3,285,000	3,481,082
5% 4/15/22	1,315,000	1,420,989
Series A, 5% 2/15/21	4,425,000	4,440,266
Series D, SIFMA Municipal Swap Index + 1.020% 2.73% 8/15/20 (a)(d)	1,935,000	1,948,216
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series 1999 B, 1.65%, tender 3/1/19 (a)	1,885,000	1,884,607
(Yale New Haven Hosp. Proj.) Series B, 1 month U.S. LIBOR + 0.550% 2.124%, tender 1/2/19 (a)(d)	3,125,000	3,125,053
Series 2016 CT, 3% 12/1/19	445,000	449,679
Series A, 5% 7/1/20	1,400,000	1,463,224
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2011 A, 5% 12/1/19	250,000	256,894
Series 2014 A, 5% 9/1/20	420,000	440,194
Naugatuck Ctfs. of Prtn. (Naugatuck Incineration Facilities Proj.) Series 2014 A:
5% 6/15/19 (c)	725,000	734,815
5% 6/15/20 (c)	920,000	958,971
New Britain Gen. Oblig. Series 2017 A:
5% 3/1/20 (FSA Insured)	185,000	191,551
5% 3/1/21 (FSA Insured)	255,000	270,815
Stratford Gen. Oblig. Series 2017, 4% 7/1/19 (FSA Insured)	480,000	485,127

TOTAL CONNECTICUT		80,764,634

District Of Columbia - 0.2%
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2010 B, 5% 10/1/19 (c)	1,295,000	1,321,972
Series 2015 B, 2.75% 10/1/19 (c)	2,000,000	2,008,631

TOTAL DISTRICT OF COLUMBIA		3,330,603

Florida - 2.6%
Broward County Arpt. Sys. Rev. Series 2012 P1, 4% 10/1/19 (c)	1,690,000	1,714,685
Broward County Port Facilities Rev. Series 2011 B, 5% 9/1/21 (c)	645,000	690,892
Citizens Property Ins. Corp.:
Series 2011 A1, 5% 6/1/19	4,085,000	4,137,534
Series 2012 A1, 5% 6/1/21	7,885,000	8,448,620
Escambia County Poll. Cont. Rev. Bonds Series 1997, 2.1%, tender 4/11/19 (a)	2,270,000	2,268,581
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2016, 5% 10/1/20 (c)	150,000	157,541
Hillsborough County Aviation Auth. Rev. Series 2013 A, 5% 10/1/20 (c)	1,465,000	1,538,646
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2013 A, 5% 10/1/20	4,400,000	4,625,852
Series 2013 D, 5% 10/1/20	660,000	690,855
Series 2017 3A, 5% 10/1/19	1,000,000	1,022,703
Lakeland Hosp. Sys. Rev. Series 2016, 5% 11/15/19	195,000	200,082
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/20 (c)	1,175,000	1,229,931
5% 10/1/21 (c)	710,000	761,269
Series 2015 A, 5% 10/1/19 (c)	5,500,000	5,612,495
Series 2017 B, 5% 10/1/19 (c)	3,905,000	3,984,872
Series A1, 5% 10/1/21	200,000	210,654
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(c)	1,560,000	1,565,382
Miami-Dade County Pub. Facilities Rev. Series 2015 A, 5% 6/1/19	1,210,000	1,225,460
Miami-Dade County School Board Ctfs. of Prtn.:
(Miami-Dade County School District) Series 2012 B-2, 4% 4/1/20	400,000	410,224
Series 2014 D, 5% 11/1/20	485,000	511,510
Series 2015 A:
5% 5/1/20	2,270,000	2,361,481
5% 5/1/21	885,000	944,233
Series 2016 C, 5% 2/1/20	1,360,000	1,404,744
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B, 4% 8/1/19	260,000	263,330
Tampa Solid Waste Sys. Rev.:
Series 2010, 5% 10/1/19 (FSA Insured) (c)	745,000	761,131
Series 2013, 5% 10/1/20 (c)	490,000	514,284
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2016 A:
5% 9/1/19	375,000	382,492
5% 9/1/20	435,000	455,984

TOTAL FLORIDA		48,095,467

Georgia - 1.6%
Clarke County Hosp. Auth. Series 2016:
5% 7/1/19	855,000	868,066
5% 7/1/20	560,000	585,122
Cobb County Kennestone Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/19	95,000	95,777
5% 4/1/20	130,000	134,913
5% 4/1/21	300,000	319,170
Fulton County Dev. Auth. Hosp. R (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/19	110,000	110,366
5% 4/1/20	110,000	114,157
5% 4/1/21	245,000	260,656
Fulton County Dev. Auth. (Piedmont Healthcare, Inc. Proj.) Series 2016, 5% 7/1/20	370,000	386,598
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/19	625,000	625,000
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19 (Escrowed to Maturity)	425,000	425,000
Series 2008 A:
5.25% 1/1/19	415,000	415,000
5.25% 1/1/21	400,000	422,152
Series 2009 B, 5% 1/1/20	9,825,000	10,100,996
Series 2011 A:
5% 1/1/19	2,170,000	2,170,000
5% 1/1/20	775,000	796,771
5% 1/1/21	3,625,000	3,808,208
Series 2015 A:
5% 1/1/20	815,000	837,894
5% 1/1/21	745,000	782,652
Series 2016 A:
4% 1/1/19	650,000	650,000
4% 1/1/21	820,000	845,559
5% 1/1/19	1,115,000	1,115,000
5% 1/1/20	1,360,000	1,398,204
Series C, 5% 1/1/22	430,000	461,085
Series GG:
5% 1/1/20	355,000	365,079
5% 1/1/21	635,000	669,506
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
3% 4/1/19	350,000	351,165
3% 4/1/20	110,000	111,465
3% 4/1/21	100,000	102,027
Lagrange-Troup County Hosp. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/20	95,000	98,590
5% 4/1/21	240,000	255,336

TOTAL GEORGIA		29,681,514

Idaho - 0.1%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. (Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/20	445,000	464,918
5% 7/15/21	660,000	708,160

TOTAL IDAHO		1,173,078

Illinois - 4.0%
Champaign County Ill Cmnty. Unit Series 2017, 5% 1/1/21	745,000	787,137
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2014 D, 5% 12/1/19	1,620,000	1,664,377
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/19 (c)	3,600,000	3,600,000
Series 2011 B, 5% 1/1/19	325,000	325,000
Series 2012 B, 4% 1/1/20 (c)	6,365,000	6,477,711
Series 2015 A, 5% 1/1/19 (c)	355,000	355,000
Series 2018 A, 5% 1/1/20 (c)	800,000	821,993
Chicago Park District Gen. Oblig.:
Series 2011 B, 4% 1/1/19	200,000	200,000
Series 2013 D, 5% 1/1/20	645,000	660,611
Chicago Transit Auth. Cap. Grant Receipts Rev.:
Series 2015, 5% 6/1/19	700,000	708,074
Series 2017:
4% 6/1/19	1,070,000	1,078,210
5% 6/1/20	2,280,000	2,364,292
5% 6/1/21	975,000	1,033,549
Cook County Gen. Oblig.:
Series 2014 A, 3% 11/15/19	965,000	972,406
Series 2018, 5% 11/15/19	1,115,000	1,142,598
Illinois Fin. Auth. Rev.:
(Hosp. Sisters Svcs., Inc. Proj.) Series 2012 C, 5% 8/15/20	2,005,000	2,102,463
(OSF Healthcare Sys.) Series 2018 A, 5% 5/15/19	800,000	808,934
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/19	1,415,000	1,451,383
Bonds:
(Advocate Health Care Network Proj.):
Series 2008 A1, 5%, tender 1/15/20 (a)	1,300,000	1,339,410
Series 2008 A2, 5%, tender 2/12/20 (a)	1,165,000	1,202,839
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	2,100,000	2,076,207
Series 2012 A, 5% 5/15/19	1,085,000	1,097,117
Series 2016 A:
5% 7/1/19	445,000	451,292
5% 8/15/19	370,000	375,433
Series 2016 D, 5% 2/15/20	1,475,000	1,524,590
Series 2016, 5% 11/15/19	260,000	266,572
Illinois Gen. Oblig.:
Series 2006 A, 5% 6/1/19	485,000	490,052
Series 2010, 5% 1/1/19 (FSA Insured)	4,450,000	4,450,000
Series 2012, 5% 3/1/19	300,000	301,242
Series 2016, 5% 6/1/19	350,000	353,646
Series 2017 B, 5% 11/1/19	9,000,000	9,185,128
Series 2018 A, 5% 5/1/19	8,500,000	8,570,740
Illinois Muni. Elec. Agcy. Pwr. Supply:
Series 2007 C, 5.25% 2/1/20	430,000	445,196
Series 2015 A, 5% 2/1/21	980,000	1,037,467
Illinois Reg'l. Trans. Auth.:
Series 2010A, 5% 7/1/20	1,305,000	1,341,788
Series 2011 A, 5% 6/1/19 (FSA Insured)	3,055,000	3,092,640
Series 2014 A, 5% 6/1/19	585,000	592,208
Series 2017 A:
5% 7/1/20	520,000	542,620
5% 7/1/21	520,000	554,237
Railsplitter Tobacco Settlement Auth. Rev. Series 2010:
5% 6/1/19	3,250,000	3,287,485
5.125% 6/1/19	1,630,000	1,649,629
5.25% 6/1/20	1,535,000	1,598,135
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2016 A, 4% 8/15/19	500,000	506,182
Univ. of Illinois Rev.:
Series 2001 A, 5.5% 4/1/19	620,000	625,344
Series 2001 B, 5.5% 4/1/19	315,000	317,715

TOTAL ILLINOIS		73,828,652

Indiana - 0.5%
Indiana Fin. Auth. (Citizens Energy Group Wtr. Proj.) Series 2014 A, 5% 10/1/19	340,000	347,872
Indiana Fin. Auth. Rev. Series 2016:
3% 9/1/19	185,000	186,096
4% 9/1/20	370,000	381,226
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 4%, tender 3/1/19 (a)	1,710,000	1,716,060
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2016 A1, 5% 1/1/19 (c)	1,445,000	1,445,000
Series 2016, 5% 1/1/20 (c)	2,000,000	2,058,383
Whiting Envir. Facilities Rev. (BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	2,510,000	2,657,061

TOTAL INDIANA		8,791,698

Kansas - 0.1%
Kansas Dev. Fin. Agcy. Series 2009, 5.25% 11/15/21	1,270,000	1,303,922
Kentucky - 2.2%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 4% 2/1/20	595,000	602,961
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.05%, tender 9/1/19 (a)	12,000,000	11,916,073
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/20	160,000	164,719
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A, 5% 9/1/19	855,000	871,853
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.):
Series 2009, 5.25% 2/1/19 (Assured Guaranty Corp. Insured)	465,000	466,220
Series D:
5% 5/1/20	3,645,000	3,780,157
5% 5/1/21	555,000	589,410
(Kentucky St Proj.):
Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	835,000	893,701
Series 2005, 5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,050,000	1,095,833
Series 2010, 5% 8/1/20	1,785,000	1,862,915
(Proj. No. 117) Series B, 3% 5/1/20	1,570,000	1,587,349
(Proj. No. 98) Series 2010, 4% 8/1/19	675,000	683,020
Series 2015 B, 5% 8/1/19	1,820,000	1,852,028
Series 2016 B, 5% 11/1/19	2,110,000	2,161,828
Series 2016, 3% 4/1/21	775,000	788,493
Series B, 5% 8/1/21	520,000	556,286
Kentucky, Inc. Pub. Energy Series 2018 B, 4% 7/1/21	2,200,000	2,277,704
Louisville & Jefferson County (Norton Healthcare, Inc. Proj.) Series 2016 A, 5% 10/1/19	1,415,000	1,445,638
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas & Elec. Co. Proj.) Series 2003 A, 1.5%, tender 4/1/19 (a)	2,245,000	2,241,407
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	5,580,000	5,605,110

TOTAL KENTUCKY		41,442,705

Louisiana - 1.2%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	835,000	845,946
5% 6/1/20	4,750,000	4,952,635
5% 6/1/21 (FSA Insured)	1,600,000	1,715,152
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2015, 5% 5/15/21	520,000	553,758
(Tulane Univ. of Louisiana Proj.) Series 2016 A, 5% 12/15/19	745,000	766,277
Series 2009 A, 5.25% 7/1/20 (Escrowed to Maturity)	2,530,000	2,646,633
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B, 5% 1/1/22 (c)	520,000	559,463
Series 2017 D1:
5% 1/1/19	445,000	445,000
5% 1/1/20	745,000	767,793
Series 2017 D2:
5% 1/1/19 (c)	560,000	560,000
5% 1/1/20 (c)	150,000	154,289
5% 1/1/21 (c)	370,000	389,736
5% 1/1/22 (c)	655,000	704,708
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/19	4,525,000	4,571,011
5% 5/15/20	1,135,000	1,174,566
5% 5/15/21	930,000	982,638

TOTAL LOUISIANA		21,789,605

Maine - 0.0%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2017 B, 4% 7/1/21	250,000	261,548
Massachusetts - 1.2%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B, 5% 1/1/20	370,000	381,692
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/20	765,000	799,547
Series 2012 G, 5% 10/1/19	600,000	613,442
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/21 (c)	2,540,000	2,700,884
Series 2017 A:
3% 7/1/19 (c)	185,000	185,751
4% 7/1/20 (c)	280,000	287,036
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	3,720,000	3,663,382
Series 2017 B, SIFMA Municipal Swap Index + 0.600% 2.31% 2/1/20 (a)(d)	13,020,000	13,043,045
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners Healthcare Sys., Inc. Proj.) Series 2010, 5% 7/1/21	420,000	426,439

TOTAL MASSACHUSETTS		22,101,218

Michigan - 2.3%
Clarkston Cmnty. Schools Series 2016 I, 4% 5/1/20	255,000	262,186
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/21 (FSA Insured)	1,185,000	1,255,034
Series A, 5% 7/1/22 (FSA Insured)	650,000	703,827
Ferris State Univ. Rev. Series 2016:
5% 10/1/19	285,000	291,492
5% 10/1/20	400,000	420,884
Grand Haven Area Pub. Schools Series 2013, 3% 5/1/20	370,000	375,746
Grand Rapids Pub. Schools:
Series 2016, 5% 5/1/19 (FSA Insured)	1,560,000	1,576,188
5% 5/1/19 (FSA Insured)	335,000	338,476
Grand Valley Michigan State Univ. Rev. Series 2011, 5% 2/1/20	975,000	1,007,078
Huron Valley School District Series 2011, 5% 5/1/21	1,475,000	1,571,981
Ingham, Eaton and Clinton Counties Lansing School District Series 2016 I, 5% 5/1/19	570,000	575,915
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. (Bronson Methodist Hsp, MI. Proj.) Series 2006, 5% 5/15/19 (FSA Insured)	745,000	752,713
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/20	470,000	495,700
Lake Orion Cmnty. School District 5% 5/1/19	670,000	676,997
Lapeer Cmnty. Schools Series 2016:
4% 5/1/19	415,000	417,821
4% 5/1/20	905,000	929,064
Lincoln Consolidated School District Series 2016 A, 5% 5/1/19	745,000	752,607
Michigan Fin. Auth. Rev.:
(Mclaren Health Care Corp. Proj.) 5% 5/15/21	370,000	395,260
Bonds 1.1%, tender 8/15/19 (a)	975,000	968,875
Series 2015 A, 5% 5/15/19	355,000	358,951
Series 2016:
3% 1/1/19	75,000	75,000
3% 1/1/20	110,000	110,969
5% 11/15/19	495,000	507,511
Michigan Gen. Oblig. Series 2016, 5% 3/15/20	815,000	845,204
Michigan Hosp. Fin. Auth. Rev. Bonds Series 2010 F4, 1.95%, tender 4/1/20 (a)	3,930,000	3,917,463
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) 2.85%, tender 8/2/21 (a)(c)	10,500,000	10,538,850
Milan Area Schools Series 2019, 5% 5/1/22 (b)	675,000	731,545
Mount Clemens Cmnty. School District Series 2017 A:
5% 5/1/19	530,000	535,500
5% 5/1/20	630,000	656,485
Portage Pub. Schools Series 2016:
5% 5/1/19	465,000	469,902
5% 5/1/20	500,000	520,820
Rochester Cmnty. School District 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	285,000	288,033
Royal Oak City School District Series 2018, 4% 5/1/20	300,000	308,694
Warren Consolidated School District Series 2016, 4% 5/1/19	745,000	750,065
Wayne County Arpt. Auth. Rev.:
Series 2011 A, 5% 12/1/19 (c)	2,890,000	2,966,514
Series 2017 A:
5% 12/1/19	930,000	956,759
5% 12/1/20	445,000	471,282
Series 2017 B:
5% 12/1/19 (c)	845,000	867,372
5% 12/1/20 (c)	535,000	563,596
Ypsilanti School District Series A, 4% 5/1/19	1,375,000	1,384,347
Zeeland Pub. Schools Series 2015, 5% 5/1/21	1,285,000	1,364,966

TOTAL MICHIGAN		42,957,672

Minnesota - 0.1%
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. (Cap. Appreciation) Series 1994 A, 0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,210,000	1,210,000
Missouri - 0.0%
Kansas City Santn Swr. Sys. R Series 2018 B, 5% 1/1/20	300,000	309,540
Missouri Health & Edl. Facilities Rev. Series 2016, 5% 5/15/20	590,000	613,730

TOTAL MISSOURI		923,270

Montana - 0.1%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/19	780,000	782,726
5% 2/15/20	1,290,000	1,332,931

TOTAL MONTANA		2,115,657

Nevada - 0.9%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1, 5% 7/1/20 (c)	2,445,000	2,547,299
Series 2013 A, 5% 7/1/20 (c)	1,520,000	1,582,457
Series 2017 C, 5% 7/1/21 (c)	4,830,000	5,148,007
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017, 1.6%, tender 5/21/20 (a)	3,080,000	3,052,034
Clark County School District:
Series 2007 A, 4.5% 6/15/19	250,000	253,088
Series 2015 D, 5% 6/15/20	440,000	459,413
Series 2016 A, 5% 6/15/21	425,000	453,649
Series 2016 D, 5% 6/15/19	785,000	796,304
Series 2017 B, 5% 6/15/19	595,000	603,568
Washoe County Gas Facilities Rev. Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 A, 1.5%, tender 6/3/19 (a)(c)	1,040,000	1,036,468

TOTAL NEVADA		15,932,287

New Hampshire - 0.1%
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern NH Med. Ctr. Proj.) Series 2016:
3% 10/1/19	460,000	463,067
3% 10/1/21	570,000	579,325
Series 2016, 3% 10/1/20	820,000	829,742

TOTAL NEW HAMPSHIRE		1,872,134

New Jersey - 5.7%
Garden State Preservation Trust Open Space & Farmland Preservation Series 2012 A, 5% 11/1/19	6,735,000	6,879,686
Jersey City Gen. Oblig. Series 2015, 4% 2/15/20 (FSA Insured)	391,000	400,638
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2008 A, 5% 5/1/19	295,000	297,670
Series 2009 AA, 5.25% 12/15/20	745,000	754,938
Series 2011 EE, 4.5% 9/1/20	170,000	175,887
Series 2017 B, 5% 11/1/19	2,480,000	2,534,926
Series 2013, 5% 3/1/20	3,030,000	3,122,051
Series 2014 PP, 5% 6/15/19	985,000	997,221
Series 2017 DDD:
5% 6/15/19	370,000	374,591
5% 6/15/20	370,000	383,894
Series PP, 5% 6/15/20	150,000	155,633
New Jersey Edl. Facility ( William Paterson College Proj.) Series 2017 B, 5% 7/1/20	357,000	373,283
New Jersey Gen. Oblig.:
Series 2005 L, 5.25% 7/15/19	445,000	453,037
Series 2014, 5% 6/1/19	465,000	471,019
Series 2016 T, 5% 6/1/20	510,000	531,757
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2010, 5% 1/1/19	165,000	165,000
Series 2016 A, 5% 7/1/19	300,000	304,525
Series 2016:
5% 7/1/19	755,000	766,425
5% 7/1/20	1,500,000	1,566,840
4% 7/1/19 (Escrowed to Maturity)	180,000	181,905
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011 1, 5% 12/1/20 (c)	6,345,000	6,643,913
Series 2011-1, 5.5% 12/1/21 (c)	6,345,000	6,868,653
Series 2013:
4% 12/1/20 (c)	1,905,000	1,957,254
5% 12/1/19 (c)	500,000	511,499
Series 2014 1A:
5% 12/1/20 (c)	6,000,000	6,282,660
5% 12/1/21 (c)	4,500,000	4,808,655
Series 2016 1A, 5% 12/1/21 (c)	2,000,000	2,137,180
Series 2017 1B:
5% 12/1/19 (c)	1,970,000	2,015,306
5% 12/1/20 (c)	2,725,000	2,853,375
Series 2018 B:
5% 12/1/20 (c)	1,875,000	1,963,331
5% 12/1/21 (c)	1,290,000	1,378,481
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/19	2,210,000	2,236,954
5% 6/1/20	2,230,000	2,318,152
5% 6/1/21	4,890,000	5,195,478
5% 6/1/22	55,000	59,374
New Jersey Tpk. Auth. Tpk. Rev. Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.984% 1/1/21 (a)(d)	485,000	484,151
New Jersey Trans. Trust Fund Auth.:
Series 1999 A, 5.75% 6/15/20	205,000	211,603
Series 2013 A:
5% 12/15/19	195,000	199,861
5% 6/15/20	695,000	721,097
Series 2013 AA, 5% 6/15/19	355,000	359,404
Series 2016 A, 5% 6/15/20	12,285,000	12,762,395
Series 2018 A:
4% 6/15/20	575,000	589,185
5% 6/15/21	6,530,000	6,913,964
5% 6/15/22	11,015,000	11,878,025
Series AA, 5% 6/15/20	125,000	129,694
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/19	3,860,000	3,941,072

TOTAL NEW JERSEY		106,311,642

New Mexico - 0.1%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 A, 1.875%, tender 4/1/20 (a)	1,490,000	1,472,165
Series 2005 B, 1.875%, tender 4/1/20 (a)	1,300,000	1,284,439

TOTAL NEW MEXICO		2,756,604

New York - 0.2%
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2000 A, 0% 6/1/19 (FSA Insured)	400,000	396,770
New York City Gen. Oblig. Series 2015 F, SIFMA Municipal Swap Index + 0.650% 2.36% 2/15/19 (a)(d)	745,000	745,313
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2015 C, 4%, tender 11/15/20 (a)	1,000,000	1,029,220
Series 2018 B, 5% 5/15/20	900,000	934,902

TOTAL NEW YORK		3,106,205

North Carolina - 0.1%
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2010 A, 5% 1/1/20	330,000	340,129
Series 2012 A, 5% 1/1/19	485,000	485,000
Series C, 5% 1/1/21	355,000	355,856

TOTAL NORTH CAROLINA		1,180,985

Ohio - 1.3%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.750% 2.46%, tender 5/1/20 (a)(d)	11,660,000	11,678,656
Cleveland Ctfs. of Prtn. Series 2010 A, 5% 11/15/19	1,665,000	1,704,760
Cleveland Pub. Pwr. Sys. Rev. Series 2016 A, 5% 11/15/19	1,405,000	1,441,985
Franklin County Hosp. Facilities Rev. Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 2.14%, tender 11/15/21 (a)(d)	7,100,000	7,102,911
Hamilton County HealthCare Facilities Rev. (Christ Hosp., OH. Proj.) Series 2012, 5% 6/1/20	645,000	671,135
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/19	150,000	151,528
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/20	150,000	154,463
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/20	1,615,000	1,665,485
Univ. of Akron Gen. Receipts Series 2010 A:
5% 1/1/19 (Escrowed to Maturity)	290,000	290,000
5% 1/1/19 (FSA Insured)	265,000	265,000

TOTAL OHIO		25,125,923

Oklahoma - 0.0%
Oklahoma County Fin. Auth. Edl. Facilities (Midwest City- Del City School Dis Proj.) Series 2018:
5% 10/1/19	345,000	352,910
5% 10/1/21	510,000	546,965

TOTAL OKLAHOMA		899,875

Oregon - 0.0%
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2011 A, 5.25% 5/1/19	260,000	262,840
Series 2011 C, 5% 10/1/20	310,000	326,238

TOTAL OREGON		589,078

Pennsylvania - 3.3%
Adams County Indl. Dev. Auth. Rev. Series 2010, 5% 8/15/20	1,310,000	1,372,618
Allegheny County Arpt. Auth. Rev. Series 2006 B:
5% 1/1/19 (c)	1,450,000	1,450,000
5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	625,000	672,994
Allegheny County Hosp. Dev. Auth. Rev. Series 2010 A, 5% 5/15/19	780,000	788,884
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B, 5% 7/1/20	430,000	443,115
Lycoming County Auth. College Rev. Series 2016, 4% 10/1/19	745,000	755,660
Monroeville Fin. Auth. UPMC Rev. Series 2014 B, 3% 2/1/19	145,000	145,141
Pennsylvania Ctfs. Prtn. Series 2018 A, 5% 7/1/21	350,000	372,607
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2014 A, 4% 2/1/19	130,000	130,226
Pennsylvania Gen. Oblig.:
Series 2010 A, 5% 5/1/20	575,000	598,247
Series 2016:
5% 1/15/19	240,000	240,266
5% 1/15/21	420,000	445,066
5% 1/15/22	3,110,000	3,376,558
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013, SIFMA Municipal Swap Index + 1.150% 2.86% 12/1/19 (a)(d)	1,170,000	1,173,468
Series 2018 A1:
SIFMA Municipal Swap Index + 0.350% 2.06% 12/1/20 (a)(d)	5,100,000	5,088,576
SIFMA Municipal Swap Index + 0.430% 2.14% 12/1/21 (a)(d)	10,010,000	9,982,773
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 2.21% 12/1/21 (a)(d)	6,410,000	6,405,834
Philadelphia Arpt. Rev.:
Series 2010 D, 5% 6/15/21 (c)	1,425,000	1,484,736
Series 2011 A, 5% 6/15/21 (c)	510,000	542,864
Series 2015 A, 5% 6/15/19 (c)	890,000	901,485
Philadelphia Gas Works Rev.:
Series 2015 13:
5% 8/1/19	1,750,000	1,780,083
5% 8/1/20	1,835,000	1,918,878
5% 8/1/21	1,770,000	1,896,272
Series 2016 14:
5% 10/1/19	3,715,000	3,796,554
5% 10/1/20	1,345,000	1,412,613
Series 2017 15, 4% 8/1/20	370,000	381,200
Pittsburgh & Alleg County Parkin Series 2017, 4% 12/15/19	245,000	249,586
Reading School District Series 2017, 5% 3/1/21 (FSA Insured)	150,000	158,616
Saint Mary Hosp. Auth. Health Sys. Rev. (Catholic Health East Proj.) Series 2010B, 5% 11/15/19 (Pre-Refunded to 11/15/19 @ 100)	600,000	616,267
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Series 2018, SIFMA Municipal Swap Index + 0.240% 1.95% 9/15/21 (a)(d)	12,700,000	12,696,698

TOTAL PENNSYLVANIA		61,277,885

Rhode Island - 0.3%
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 5% 12/1/21 (c)	500,000	532,410
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/20	3,500,000	3,636,360
5% 6/1/21	765,000	812,231

TOTAL RHODE ISLAND		4,981,001

South Carolina - 0.5%
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,300,000	1,330,198
Piedmont Muni. Pwr. Agcy. Elec. Rev.:
Series 2009 A, 5% 1/1/20	5,135,000	5,291,075
Series 2017 A, 5% 1/1/19	410,000	410,000
Series 2017 B, 4% 1/1/19	600,000	600,000
South Carolina Jobs-Econ. Dev. Auth. (Anmed Health Proj.) Series 2016, 5% 2/1/20	560,000	577,814
South Carolina Pub. Svc. Auth. Rev.:
Series 2010 B, 4% 1/1/20 (Escrowed to Maturity)	225,000	229,722
Series 2012 D, 4% 12/1/19 (Escrowed to Maturity)	195,000	198,750

TOTAL SOUTH CAROLINA		8,637,559

Tennessee - 0.3%
Jackson Hosp. Rev. Series 2018 A, 5% 4/1/21	500,000	530,590
Knox County Health Edl. & Hsg. Facilities Series 2016 A, 3% 1/1/19	370,000	370,000
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2010 B, 5.5% 7/1/19 (c)	1,950,000	1,983,118
Series 2011 C, 5% 7/1/19 (c)	1,210,000	1,226,928
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. Bonds Series 2001 B, 1.55%, tender 11/3/20 (a)	2,375,000	2,343,175

TOTAL TENNESSEE		6,453,811

Texas - 1.2%
Austin-Bergstrom Landhost Ente Series 2017:
5% 10/1/19	395,000	403,286
5% 10/1/20	675,000	707,387
5% 10/1/21	810,000	868,936
Dallas County Util. and Reclamation District Series 2016:
5% 2/15/19	1,610,000	1,615,895
5% 2/15/20	980,000	1,012,840
5% 2/15/22	1,000,000	1,087,020
Dallas Fort Worth Int'l. Arpt. Rev. Series 2012 F, 5% 11/1/20 (c)	600,000	631,464
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2016, 5% 11/15/19	1,350,000	1,385,065
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2014 B, 2.29%, tender 1/3/19 (a)	3,820,000	3,822,764
Series 2015 3, 1 month U.S. LIBOR + 0.850% 2.554%, tender 6/1/20 (a)(d)	1,935,000	1,945,778
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 2.61% 6/1/22 (a)(d)	600,000	604,194
Series 2015, 5% 10/1/20	600,000	630,798
Houston Arpt. Sys. Rev.:
(Houston TX Arpt. Sys. Rev. Subord Proj.) Series 2011 A, 5% 7/1/21 (c)	1,325,000	1,416,240
Series 2011 A, 5% 7/1/19 (c)	805,000	816,942
Series 2018 A, 5% 7/1/21 (c)	525,000	561,152
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/20	370,000	387,412
5% 10/15/21	185,000	198,128
Love Field Arpt. Modernization Rev. Series 2015, 5% 11/1/19 (c)	745,000	763,237
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/22	1,100,000	1,144,242
Series 2010:
5% 5/15/20	240,000	250,018
5% 5/15/21	1,255,000	1,305,476
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B, 5% 7/1/19	705,000	716,652
Royse City Independent School District Series 2014, 0% 2/15/20	415,000	405,833

TOTAL TEXAS		22,680,759

Virginia - 1.1%
Halifax County Indl. Dev. Auth. Bonds 2.15%, tender 9/1/20 (a)	2,225,000	2,219,193
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
Series 2008 A, 1.75%, tender 5/16/19 (a)	1,390,000	1,387,733
Series 2008 B, 2.15%, tender 9/1/20 (a)	4,170,000	4,159,116
Lynchburg Econ. Dev. (Centra Health Proj.) Series A:
5% 1/1/19	255,000	255,000
5% 1/1/20	370,000	380,949
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	8,240,000	8,190,478
Series 2009 A, 2.15%, tender 9/1/20 (a)	2,135,000	2,129,428
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	1,660,000	1,658,051

TOTAL VIRGINIA		20,379,948

Washington - 0.6%
Port of Seattle Rev.:
Series 2010 C, 5% 2/1/20 (c)	2,080,000	2,147,080
Series 2015 B, 5% 3/1/20	685,000	709,900
Series 2015 C, 5% 4/1/21 (c)	1,565,000	1,663,939
Tobacco Settlement Auth. Rev. Series 2013, 5% 6/1/20	3,405,000	3,522,234
Washington Gen. Oblig. Series 2000 S-5, 0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	975,000	975,000
Washington Health Care Facilities Auth. Rev.:
(MultiCare Health Sys. Proj.) Series 2010 A, 5.25% 8/15/19	950,000	969,576
(Providence Health Systems Proj.) Series 2011 B, 5% 10/1/19	790,000	808,054
Bonds Series 2012 B, 5%, tender 10/1/21 (a)	350,000	377,311
Series 2012 A, 5% 10/1/19	500,000	511,427

TOTAL WASHINGTON		11,684,521

West Virginia - 1.3%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(c)	16,300,000	16,200,407
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	4,455,000	4,437,626
West Virginia Econ. Dev. Auth. Poll. Cont. Rev. (Appalachian Pwr. Co. - Amos Proj.) Series 2008 D, 3.25% 5/1/19	185,000	185,192
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(c)	2,320,000	2,273,298
1.9%, tender 4/1/19 (a)	695,000	694,327

TOTAL WEST VIRGINIA		23,790,850

Wisconsin - 1.3%
Milwaukee County Arpt. Rev. Series 2016 A, 5% 12/1/19 (c)	1,810,000	1,858,751
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017:
4% 7/1/19	300,000	302,744
5% 7/1/21	300,000	320,055
Bonds:
(Ascension Health Cr. Group Proj.) Series 2013 B:
5%, tender 6/1/20 (a)	4,210,000	4,369,854
5%, tender 6/1/21 (a)	4,145,000	4,407,959
Series 2013 B, 4%, tender 5/30/19 (a)	4,005,000	4,038,144
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 2.16%, tender 7/27/22 (a)(d)	9,960,000	9,910,897

TOTAL WISCONSIN		25,208,404

TOTAL MUNICIPAL BONDS
(Cost $794,726,983)		792,899,458

Municipal Notes - 55.2%
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 2.03% 1/7/19, VRDN (a)(c)	2,158,000	$2,158,000
California - 5.2%
California Infrastructure & Econ. Dev. Bank Rev. (Pacific Gas & Elec. Co. Proj.) Series 2009 A, 2.08% 1/2/19, LOC MUFG Union Bank NA, VRDN (a)	1,750,000	1,750,000
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas & Elec. Co. Proj.) Series 1996 C, 2.15% 1/2/19, LOC Mizuho Corporate Bank Ltd., VRDN (a)	38,450,000	38,450,000
El Centro Reg'l. Med. Cen Participating VRDN Series Floaters XF 10 72, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	11,580,000	11,580,000
San Francisco Calif. City & Cnty. Arpts. Commn. Int'l. Arpt. Rev. Participating VRDN Series 15 ZF 01 64, 1.96% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(e)	4,960,000	4,960,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN:
Series Floaters ZM 06 41, 1.96% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(e)	8,225,000	8,225,000
Series Floaters ZM 06 44, 1.96% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(e)	11,235,000	11,235,000
San Jose Int. Arpt. Rev. Participating VRDN Series 2017, 2.06% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	20,000,000	20,000,000
Shafter Indl. Dev. Auth. Indl. Dev. Rev. 2.2% 1/7/19, LOC Deutsche Bank AG, VRDN (a)(c)	920,000	920,000

TOTAL CALIFORNIA		97,120,000

Colorado - 0.8%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 2.06% 1/7/19, LOC Deutsche Bank AG, VRDN (a)	2,380,000	2,380,000
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.9% 1/7/19, LOC Wells Fargo Bank NA, VRDN (a)(c)	585,000	585,000
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XM 07 15, 2.01% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(e)	12,395,000	12,395,000

TOTAL COLORADO		15,360,000

Connecticut - 0.2%
New Britain Gen. Oblig. BAN Series 2018, 5% 12/19/19	4,100,000	4,208,067
Delaware - 0.3%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 1.81% 1/2/19, VRDN (a)(c)	5,300,000	5,300,000
District Of Columbia - 0.8%
District of Columbia Rev. Participating VRDN Series Floaters XF 10 78, 2.11% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	14,030,000	14,030,000
Florida - 3.0%
Aqua One Cmnty. Dev. District Fla Participating VRDN Series Floaters XF 10 76, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	8,955,000	8,955,000
Avenir Cmnty. Dev. District Participating VRDN Series Floaters XF 10 74, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	2,250,000	2,250,000
Broward County Arpt. Sys. Rev. Participating VRDN Series Floaters XL 00 88, 2.06% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	15,730,000	15,730,000
Collier County Indl. Dev. Auth. Rev. (Var March Proj.) Series 2004, 1.85% 1/7/19, LOC Wells Fargo Bank NA, VRDN (a)(c)	220,000	220,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2000 A, 2.15% tender 1/17/19 (Liquidity Facility U.S. Bank NA, Cincinnati), CP mode	15,000,000	14,999,990
Mirada Cmnty. Dev. District Participating VRDN Series Floaters XF 10 75, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	13,175,000	13,175,000

TOTAL FLORIDA		55,329,990

Georgia - 1.9%
Appling County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Hatch Proj.) 1.77% 1/2/19, VRDN (a)	2,800,000	2,800,000
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
First Series 2009, 1.8% 1/2/19, VRDN (a)	505,000	505,000
Second Series 1995, 1.77% 1/2/19, VRDN (a)	10,000,000	10,000,000
Series 2012, 1.83% 1/2/19, VRDN (a)(c)	17,910,000	17,910,000
Series 2018, 1.76% 1/2/19, VRDN (a)	1,200,000	1,200,000
Heard County Dev. Auth. Poll. Cont. Rev. Series 2007, 1.82% 1/2/19, VRDN (a)(c)	2,300,000	2,300,000

TOTAL GEORGIA		34,715,000

Idaho - 0.1%
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 1.94% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	1,116,000	1,116,000
Illinois - 2.2%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series Floaters XL 00 49, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	11,660,000	11,660,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 2.16% 1/7/19 (Liquidity Facility Citibank NA) (a)(e)	6,975,000	6,975,000
Chicago Transit Auth. Rev. Bonds Participating VRDN Series XM 00 53, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(e)	12,205,000	12,205,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 1.94% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	3,720,000	3,720,000
Illinois Gen. Oblig. Participating VRDN Series 15 XF 1006, 1.94% 1/7/19 (Liquidity Facility Deutsche Bank AG) (a)(e)	6,621,500	6,621,500

TOTAL ILLINOIS		41,181,500

Indiana - 0.7%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 2.08% 1/7/19, VRDN (a)(c)	13,755,000	13,755,000
Iowa - 0.5%
Hills Health Facilities Rev. Participating VRDN Series Floaters XF 10 73, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	9,100,000	9,100,000
Louisiana - 2.4%
New Orleans Aviation Board Rev. Participating VRDN:
Series Floater ZF 24 97, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	7,500,000	7,500,000
Series Floaters XL 00 46, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	13,340,000	13,340,000
Series Floaters ZM 05 58, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	7,500,000	7,500,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2% 1/7/19, VRDN (a)	10,000,000	10,000,000
Series 2010 B1, 1.98% 1/7/19, VRDN (a)	6,000,000	6,000,000

TOTAL LOUISIANA		44,340,000

Maine - 0.0%
Auburn Rev. Oblig. Secs Series 2001, 2% 1/7/19, LOC TD Banknorth, NA, VRDN (a)(c)	380,000	380,000
Massachusetts - 1.2%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 1.96% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(e)	17,820,000	17,820,000
Nahant BAN Series 2018 A, 3% 6/28/19	1,700,000	1,706,242
Templeton BAN Series A, 3.25% 2/27/19	3,200,000	3,204,699

TOTAL MASSACHUSETTS		22,730,941

Mississippi - 0.6%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 1.85% 1/2/19, VRDN (a)(c)	11,000,000	11,000,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. Series 1998, 2.03% 1/7/19, VRDN (a)(c)	900,000	900,000
Nevada - 0.9%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.91% 1/7/19 (Liquidity Facility Citibank NA) (a)(e)	16,250,000	16,250,000
Sparks Econ. Dev. Rev. (RIX Industries Proj.) Series 2002, 1.9% 1/7/19, LOC Wells Fargo Bank NA, VRDN (a)(c)	340,000	340,000

TOTAL NEVADA		16,590,000

New Jersey - 11.5%
Bloomingdale BAN Series 2018, 3% 3/5/19	6,868,381	6,880,246
Borough of Riverdale BAN Series 2018, 3% 9/13/19	4,050,000	4,077,550
Caldwell BAN Series 2018, 3% 2/20/19	4,843,417	4,849,651
Carteret Gen. Oblig. BAN Series 2018, 2.75% 2/1/19	10,714,000	10,720,874
Chester Township Gen. Oblig. BAN Series 2018, 3% 10/11/19	5,580,000	5,623,458
Delran Township BAN Series 2018, 3% 10/25/19	8,900,000	8,967,020
East Brunswick Township Gen. Oblig. BAN:
Series 2018, 3% 3/14/19	8,975,000	8,993,279
Series 2019, 3.5% 1/10/20 (b)	3,100,000	3,139,337
Englewood Gen. Oblig. BAN Series 2018, 3% 4/2/19	24,370,000	24,437,675
Gloucester Township BAN Series 2018 B, 3% 6/20/19	20,094,801	20,178,184
Highland Park Gen. Oblig. BAN Series 2018, 3% 4/16/19	5,300,000	5,315,338
Holmdel Township Gen. Oblig. BAN Series 2018, 2.5% 1/15/19	4,936,000	4,936,975
Long Beach Township Gen. Oblig. BAN Series 2018 A, 3% 3/14/19	6,300,000	6,313,339
Long Branch Gen. Oblig. BAN Series 2018 B, 2.75% 2/8/19	23,534,415	23,552,226
Maple Shade Township BAN Series 2018:
3% 6/27/19	5,607,877	5,634,853
3% 6/27/19	7,900,000	7,938,001
Millburn Township Gen. Oblig. BAN Series 2018, 3% 6/14/19	5,200,000	5,221,023
Millstone Township Gen. Oblig. BAN Series 2018, 3% 9/10/19	5,128,000	5,163,172
Roselle County of Union BAN Series 2018, 3.5% 12/6/19	4,800,000	4,853,843
Saddle Brook Township Gen. Oblig. BAN Series 2018, 3% 5/30/19	8,550,000	8,581,169
South River Borough Gen. Oblig. BAN Series 2018, 3.5% 12/10/19	9,407,250	9,529,847
Teaneck Township Gen. Oblig. BAN Series 2018, 3% 6/28/19	3,700,000	3,715,383
Vineland Gen. Oblig. BAN Series 2018, 3.5% 11/14/19	8,200,000	8,296,522
Wall Township Gen. Oblig. BAN Series 2018, 3% 6/28/19	16,856,000	16,926,898

TOTAL NEW JERSEY		213,845,863

New York - 9.3%
Amsterdam City School District BAN Series 2018, 3% 6/28/19	19,900,000	19,984,669
Broome County Gen. Oblig. BAN Series 2018 A, 3% 5/3/19	11,400,000	11,439,606
Eden BAN Series 2018, 3% 3/7/19	5,830,000	5,840,075
Eden N Y Cent School District BAN Series 2019, 3% 6/6/19	5,000,000	5,021,116
Geneva BAN Series 2018, 3% 5/8/19	10,500,000	10,532,857
Geneva Hsg. Auth. Rev. Series 2000, 2.32% 1/7/19, VRDN (a)(c)	1,165,000	1,165,000
Gloversville School District BAN Series 2018, 3% 10/18/19	23,145,000	23,309,654
Ithaca Gen. Oblig. BAN Series 2018 A, 2.75% 2/15/19	3,987,414	3,991,503
North Rose-Wolcott Central School District Wayne County BAN Series 2018, 3.5% 7/26/19	16,000,000	16,134,403
Onondaga County Indl. Dev. Agcy. Indl. Dev. Rev. (Var G A Braun, Inc. Proj.) Series 2007, 2.01% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	4,250,000	4,250,000
Penn Yan NY Central School District BAN Series 2018, 3% 7/19/19	8,400,000	8,439,036
Poughkeepsie Town BAN Series 2018, 3% 3/8/19	7,450,000	7,463,075
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 2.15% 1/7/19, LOC RBS Citizens NA, VRDN (a)	4,035,000	4,035,000
Queensbury Union Free School District BAN Series 2018:
2.75% 4/26/19	1,000,000	1,001,916
3% 7/12/19	10,200,000	10,246,820
Sidney Cent School District BAN Series 2018, 3% 7/10/19	4,798,077	4,818,630
South Glens Falls Central School District BAN:
Series 2018 A, 3% 7/26/19	12,500,000	12,573,504
Series 2018 B, 3% 7/26/19	1,099,950	1,106,418
Troy Rensselaer County BAN:
Series 2018 A, 2.75% 2/8/19	8,771,733	8,778,017
Series B, 3% 8/2/19	12,440,695	12,500,810
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A:
2.09% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	270,000	270,000
2.09% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	205,000	205,000

TOTAL NEW YORK		173,107,109

North Carolina - 0.2%
North Carolina Cap. Impt. Ltd. Bonds Series WF 11 136C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA) (a)(d)(e)(f)	4,040,000	4,040,000
Ohio - 0.7%
Akron Income Tax Rev. BAN Series 2018, 3.5% 12/10/19	5,350,000	5,420,723
Belmont County BAN Series 2018 A, 3% 4/18/19	4,200,000	4,213,632
East Clinton Local School District BAN Series 2019, 2.8% 12/3/19	2,200,000	2,210,927
Napoleon City Captial Facilities BAN Series 2018, 2.75% 2/27/19	1,600,000	1,601,535

TOTAL OHIO		13,446,817

Pennsylvania - 0.5%
Berks County Indl. Dev. Auth. Rev. (KTB Real Estate Partnership Proj.) 1.9% 1/7/19, LOC Manufacturers & Traders Trust Co., VRDN (a)(c)	185,000	185,000
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 2.01% 1/6/22, VRDN (a)	9,540,000	9,540,000
Montgomery County Indl. Dev. Auth. Rev. (Var-FXD-Big Little Assoc. Proj.) Series 1999, 1.9% 1/2/19, LOC Wells Fargo Bank NA, VRDN (a)	100,000	100,000

TOTAL PENNSYLVANIA		9,825,000

South Carolina - 1.8%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1995, 2.03% 1/7/19, VRDN (a)(c)	11,700,000	11,700,000
Series 1997, 2.03% 1/7/19, VRDN (a)(c)	3,800,000	3,800,000
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2001, 1.84% 1/7/19, LOC Wells Fargo Bank NA, VRDN (a)(c)	1,800,000	1,800,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series Floaters XG 02 09, 2.06% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (a)(e)	4,625,000	4,625,000
Series Floaters XM 03 84, 1.96% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	10,000,000	10,000,000
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 2.06% 1/7/19 (Liquidity Facility Toronto-Dominion Bank) (a)(e)	2,165,000	2,165,000

TOTAL SOUTH CAROLINA		34,090,000

Tennessee - 0.1%
Memphis-Shelby County Indl. Dev. Board Facilities Rev. Series 2007, 2.03% 1/7/19, VRDN (a)(c)	2,230,000	2,230,000
Texas - 6.1%
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series Floaters XF 10 61, 1.93% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(e)	8,370,000	8,370,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 2.12% 1/7/19, VRDN (a)(c)	57,485,000	57,484,988
Series 2010 D:
2.03% 1/7/19, VRDN (a)	30,565,000	30,565,000
2.1% 1/7/19, VRDN (a)	6,250,000	6,250,000
Texas Gen. Oblig. Bonds Series WF 1183C, SIFMA Municipal Swap Index + 0.350% 2.06%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA) (a)(c)(d)(e)(f)	11,030,000	11,030,000

TOTAL TEXAS		113,699,988

Utah - 1.9%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 1.96% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(e)	20,500,000	20,500,000
Series Floaters XM 06 99, 2.06% 1/7/19 (Liquidity Facility Cr. Suisse AG) (a)(c)(e)	6,400,000	6,400,000
Series Floaters ZM 05 51, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	7,500,000	7,500,000

TOTAL UTAH		34,400,000

Washington - 0.8%
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) 1.85% 1/7/19, LOC KeyBank NA, VRDN (a)	535,000	535,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 2.06% 2/11/19 (Liquidity Facility Barclays Bank PLC) (a)(c)(e)(f)	5,020,000	5,020,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series Floaters XF 00 42, 1.94% 1/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	8,605,000	8,605,000

TOTAL WASHINGTON		14,160,000

West Virginia - 0.9%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 1.98% 1/6/22, VRDN (a)	16,885,000	16,885,000
Wisconsin - 0.4%
Wisconsin Health & Edl. Facilities Participating VRDN Series 2017 ZF 2412, 1.96% 1/7/19 (Liquidity Facility Citibank NA) (a)(e)	7,500,000	7,500,000
TOTAL MUNICIPAL NOTES
(Cost $1,026,599,287)		1,026,544,275
	Shares	Value

Money Market Funds - 1.7%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $31,282,000)	31,278,872	31,282,000
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $1,852,608,270)		1,850,725,733
NET OTHER ASSETS (LIABILITIES) - 0.5%		8,774,520
NET ASSETS - 100%		$1,859,500,253

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,090,000 or 1.1% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
North Carolina Cap. Impt. Ltd. Bonds Series WF 11 136C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA)	7/25/18	$4,040,000
Texas Gen. Oblig. Bonds Series WF 1183C, SIFMA Municipal Swap Index + 0.350% 2.06%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA)	7/25/18	$11,030,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 2.06% 2/11/19 (Liquidity Facility Barclays Bank PLC)	3/1/18	$5,020,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$202,935
Total	$202,935

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$1,819,443,733	$--	$1,819,443,733	$--
Money Market Funds	31,282,000	31,282,000	--	--
Total Investments in Securities:	$1,850,725,733	$31,282,000	$1,819,443,733	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	32.0%
Synthetics	18.1%
Electric Utilities	15.2%
Industrial Development	8.0%
Health Care	7.6%
Transportation	7.2%
Others* (Individually Less Than 5%)	11.9%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,821,326,270)	$1,819,443,733
Fidelity Central Funds (cost $31,282,000)	31,282,000
Total Investment in Securities (cost $1,852,608,270)		$1,850,725,733
Cash		7,765
Receivable for fund shares sold		6,348,033
Interest receivable		14,984,067
Distributions receivable from Fidelity Central Funds		8,717
Receivable from investment adviser for expense reductions		128,727
Other receivables		101
Total assets		1,872,203,143
Liabilities
Payable for investments purchased
Regular delivery	$2,213,056
Delayed delivery	6,858,294
Payable for fund shares redeemed	2,180,305
Distributions payable	927,211
Accrued management fee	440,604
Other affiliated payables	83,420
Total liabilities		12,702,890
Net Assets		$1,859,500,253
Net Assets consist of:
Paid in capital		$1,861,811,368
Total distributable earnings (loss)		(2,311,115)
Net Assets		$1,859,500,253
Net Asset Value and Maximum Offering Price
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($251,810,920 ÷ 25,140,568 shares)		$10.02
Institutional Class:
Net Asset Value, offering price and redemption price per share ($1,607,689,333 ÷ 160,503,255 shares)		$10.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$28,993,361
Income from Fidelity Central Funds		202,935
Total income		29,196,296
Expenses
Management fee	$5,187,854
Transfer agent fees	985,557
Independent trustees' fees and expenses	8,063
Commitment fees	4,814
Total expenses before reductions	6,186,288
Expense reductions	(1,603,749)
Total expenses after reductions		4,582,539
Net investment income (loss)		24,613,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(302,693)
Redemptions in-kind with affiliated entities	(778,563)
Total net realized gain (loss)		(1,081,256)
Change in net unrealized appreciation (depreciation) on investment securities		2,603,795
Net gain (loss)		1,522,539
Net increase (decrease) in net assets resulting from operations		$26,136,296

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,613,757	$15,744,485
Net realized gain (loss)	(1,081,256)	38,043
Change in net unrealized appreciation (depreciation)	2,603,795	(930,541)
Net increase (decrease) in net assets resulting from operations	26,136,296	14,851,987
Distributions to shareholders	(24,774,551)	–
Distributions to shareholders from net investment income	–	(15,720,425)
Distributions to shareholders from net realized gain	–	(379,460)
Total distributions	(24,774,551)	(16,099,885)
Share transactions - net increase (decrease)	(65,694,840)	916,349,984
Total increase (decrease) in net assets	(64,333,095)	915,102,086
Net Assets
Beginning of period	1,923,833,348	1,008,731,262
End of period	$1,859,500,253	$1,923,833,348
Other Information
Undistributed net investment income end of period		$22,782

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$10.00	$10.04	$10.04	$10.02
Income from Investment Operations
Net investment income (loss)A	.134	.090	.062	.032	.015
Net realized and unrealized gain (loss)	.011	.010	(.041)	–B	.021
Total from investment operations	.145	.100	.021	.032	.036
Distributions from net investment income	(.134)	(.088)	(.059)	(.031)	(.015)
Distributions from net realized gain	(.001)	(.002)	(.002)	(.001)	(.001)
Total distributions	(.135)	(.090)	(.061)	(.032)	(.016)
Net asset value, end of period	$10.02	$10.01	$10.00	$10.04	$10.04
Total ReturnC	1.45%	1.00%	.21%	.32%	.36%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.39%	.40%
Expenses net of all reductions	.35%	.35%	.35%	.39%	.40%
Net investment income (loss)	1.34%	.90%	.62%	.32%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$251,811	$234,599	$164,586	$73,914	$45,107
Portfolio turnover rateF	45%G	33%	36%	32%	51%

 A Calculated based on average shares outstanding during the period.

 B Amounts represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.01	$10.00	$10.04	$10.04	$10.02
Income from Investment Operations
Net investment income (loss)A	.144	.099	.071	.042	.025
Net realized and unrealized gain (loss)	.011	.011	(.040)	–B	.021
Total from investment operations	.155	.110	.031	.042	.046
Distributions from net investment income	(.144)	(.098)	(.069)	(.041)	(.025)
Distributions from net realized gain	(.001)	(.002)	(.002)	(.001)	(.001)
Total distributions	(.145)	(.100)	(.071)	(.042)	(.026)
Net asset value, end of period	$10.02	$10.01	$10.00	$10.04	$10.04
Total ReturnC	1.56%	1.11%	.31%	.42%	.46%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.29%	.30%
Expenses net of all reductions	.25%	.25%	.25%	.29%	.30%
Net investment income (loss)	1.44%	1.00%	.72%	.42%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$1,607,689	$1,689,234	$844,145	$290,823	$143,491
Portfolio turnover rateF	45%G	33%	36%	32%	51%

 A Calculated based on average shares outstanding during the period.

 B Amounts represent less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$804,932
Gross unrealized depreciation	(2,679,952)
Net unrealized appreciation (depreciation)	$(1,875,020)
Tax Cost	$1,852,600,753

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$7,288
Capital loss carryforward	$(443,382)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,875,020)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(225,881)
Long-term	(217,501)
Total capital loss carryforward	$(443,382)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$24,605,734	$15,720,425
Ordinary Income	168,817	379,460
Total	$24,774,551	$ 16,099,885

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $814,801,882 and $448,283,411, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$241,830
Institutional Class	743,727
$985,557

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 55,039,919 shares of the Fund were redeemed in-kind for investments, including accrued interest, with a value of $551,499,983. The net realized loss of $(778,563) on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,814 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2020. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$120,170
Institutional Class	.25%	1,482,492
		$1,602,662

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $1,087.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Conservative Income Municipal Bond	$3,247,996	$–
Institutional Class	21,526,555	–
Total	$24,774,551	$–
From net investment income
Conservative Income Municipal Bond	$–	$1,835,306
Institutional Class	–	13,885,119
Total	$–	$15,720,425
From net realized gain
Conservative Income Municipal Bond	$–	$48,134
Institutional Class	–	331,326
Total	$–	$379,460

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Conservative Income Municipal Bond
Shares sold	17,356,623	21,955,447	$173,753,090	$220,293,518
Reinvestment of distributions	261,161	147,067	2,614,969	1,475,009
Shares redeemed	(15,912,352)	(15,119,985)	(159,258,683)	(151,688,958)
Net increase (decrease)	1,705,432	6,982,529	$17,109,376	$70,079,569
Institutional Class
Shares sold	194,198,866	150,371,751	$1,944,266,168	$1,508,502,028
Reinvestment of distributions	1,414,041	917,401	14,158,673	9,201,705
Shares redeemed	(203,850,365)(a)	(66,929,721)	(2,041,229,057)(a)	(671,433,318)
Net increase (decrease)	(8,237,458)	84,359,431	$(82,804,216)	$846,270,415

 (a) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Conservative Income Municipal Bond	.35%
Actual		$1,000.00	$1,007.50	$1.77
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,008.00	$1.27
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2018, 100% of the fund's income dividends were free from federal income tax, and 25.02% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for 2017.

Fidelity Conservative Income Municipal Bond Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Consrv Income Muni Bond - Net
Consrv Income Muni Bond - Gross
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
47
46
46
46
43
43
44
44
43
42
30
30
30
30
30
12
14
23
24
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	10%	7%	11%	10%	11%
Funds	106	111	115	121	125
ASPG Quartile	1st	1st	1st	1st	1st

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2017.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.25% and 0.35% through February 28, 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Flex℠ Funds Fidelity Flex℠ Municipal Income Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ Municipal Income Fund	0.71%	1.26%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Municipal Income Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$10,153	Fidelity Flex℠ Municipal Income Fund
$10,174	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For 2018, the fund returned 0.71%, lagging, net of fees, the 1.28% advance of the benchmark Bloomberg Barclays Municipal Bond Index. For the year overall, the fund's performance was hurt by its large first-half cash position, as we received new flows into the fund. Since municipal bonds produced gains during that time frame, it was detrimental to hold cash that produced no return. In the second half of the period, when the fund was fully invested, differences in the way fund holdings and index components were priced detracted from fund performance relative to the benchmark. Also detracting were a handful of holdings that lagged the benchmark for reasons unique to their issuers, structure or maturity. In contrast, the fund's interest-rate sensitivity, as measured by its duration, was somewhat less than that of the benchmark from July through December. This proved beneficial as interest rates rose during much of that span. That said, the portfolio's shorter duration (less sensitivity to interest rates) hurt relative performance in November and December when interest rates moved lower.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the Municipal Bond Portfolio Management Team. Elizah succeeded Mark Sommer, who retired from Fidelity on December 31, 2018, after more than 25 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Illinois	20.4
Texas	11.4
Pennsylvania	6.6
Ohio	6.0
New Jersey	5.9

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	27.6
General Obligations	18.5
Education	15.4
Transportation	11.2
Electric Utilities	7.8

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	4.0%
AA,A	66.0%
BBB	16.1%
BB and Below	2.1%
Not Rated	3.7%
Short-Term Investments and Net Other Assets	8.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 91.9%
	Principal Amount	Value
Alabama - 1.1%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	100,000	114,437
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$100,000	$114,928
5% 4/1/26	100,000	116,252
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	900,000	894,159

TOTAL ALABAMA		1,239,776

Alaska - 0.0%
Alaska Int'l. Arpts. Revs. Series 2010 A, 5% 10/1/23 (b)	30,000	31,455
Arizona - 2.8%
Arizona Board of Regents Arizona State Univ. Rev. Series 2012 A, 5% 7/1/32 (Pre-Refunded to 7/1/22 @ 100)	10,000	11,011
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2015 A, 5% 1/1/21	25,000	26,469
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/26	450,000	502,830
5% 5/1/29	290,000	324,841
5% 5/1/33	565,000	622,466
Arizona State Lottery Rev. Series 2019, 5% 7/1/23 (c)	415,000	454,342
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2007, 2.7%, tender 8/14/23 (a)(b)	500,000	501,505
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	10,000	10,201
5% 7/1/48	10,000	10,083
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016, 6% 1/1/48 (d)	200,000	200,628
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A, 5% 7/1/31 (b)	400,000	460,244
Univ. of Arizona Univ. Revs. Series 2015 A, 5% 6/1/22	10,000	11,016

TOTAL ARIZONA		3,135,636

California - 0.5%
California Muni. Fin. Auth. Rev. (Linxs APM Proj.) Series 2018 A, 5% 12/31/47 (b)	500,000	542,870
Colorado - 2.0%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	40,000	42,866
5% 10/1/43	50,000	53,005
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/35	35,000	35,882
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	380,000	351,485
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/26 (a)	275,000	323,169
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (b)	25,000	28,078
5% 11/15/26 (b)	50,000	58,254
Series 2018 A, 5% 12/1/34 (b)	1,125,000	1,344,758

TOTAL COLORADO		2,237,497

Connecticut - 2.7%
Connecticut Gen. Oblig. Series 2018 F:
5% 9/15/24	100,000	112,072
5% 9/15/25	100,000	113,155
Connecticut Health & Edl. Facilities Auth. Rev.:
Series 2012 J, 4% 7/1/19	100,000	100,875
Series A, 5% 7/1/26	105,000	111,624
Series F, 5% 7/1/21 (Escrowed to Maturity)	2,215,000	2,371,423
Series K3, 5% 7/1/43	215,000	230,441

TOTAL CONNECTICUT		3,039,590

District Of Columbia - 0.3%
Washington Convention & Sports Auth. Series 2018 A:
5% 10/1/23	100,000	112,642
5% 10/1/24	100,000	114,622
5% 10/1/25	100,000	116,165

TOTAL DISTRICT OF COLUMBIA		343,429

Florida - 4.8%
Atlantic Beach Health Care facilities Series A, 5% 11/15/43	255,000	268,377
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	250,000	269,995
Series 2017:
5% 10/1/28 (b)	430,000	498,207
5% 10/1/42 (b)	1,365,000	1,511,519
Broward County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/23	50,000	56,165
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A, 5% 10/1/31 (b)	125,000	143,270
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2013 D, 5% 10/1/20	1,480,000	1,549,190
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (b)	25,000	26,652
Miami-Dade County Aviation Rev. Series 2015 A, 5% 10/1/27 (b)	200,000	224,640
Miami-Dade County Expressway Auth. Series 2014 A, 5% 7/1/25	395,000	450,628
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	100,000	112,767
Series 2015 D, 5% 2/1/26	10,000	11,655
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/26	100,000	116,785
Tampa Hosp. Rev. (H Lee Moffitt Cancer Ctr. Proj.) Series 2016 B, 5% 7/1/29	25,000	28,352

TOTAL FLORIDA		5,268,202

Georgia - 1.3%
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2018 A, 5% 1/1/22	375,000	404,138
Series HH, 5% 1/1/22	425,000	458,023
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	5,000	4,848
5% 8/1/39	5,000	5,407
5% 8/1/43	5,000	5,398
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	500,000	527,960

TOTAL GEORGIA		1,405,774

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Series 2018 A, 5% 7/1/33 (b)	125,000	143,408
Illinois - 20.4%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	45,000	41,040
Series 2012 A, 5% 12/1/42	500,000	499,980
Series 2018 A:
5% 12/1/29	350,000	365,852
5% 12/1/31	150,000	155,210
Series 2018 C, 5% 12/1/46	200,000	198,502
Chicago Midway Arpt. Rev.:
Series 2014 B, 5% 1/1/26	100,000	111,620
Series 2016 B:
4% 1/1/35	200,000	203,050
5% 1/1/46	2,000,000	2,158,940
Chicago O'Hare Int'l. Arpt. Rev. Series 2017 B, 5% 1/1/37	50,000	55,744
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (b)	50,000	55,038
5% 7/1/48 (b)	400,000	434,964
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	100,000	102,318
Series 2011 A, 5.25% 11/15/23	50,000	53,751
Series 2016 A:
5% 11/15/23	10,000	11,114
5% 11/15/31	500,000	550,805
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/30	615,000	697,453
(Depaul Univ., IL Proj.):
Series 2016 A, 5% 10/1/28	10,000	11,552
Series 2016, 5% 10/1/29	30,000	34,520
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	750,000	741,923
5% 5/15/43	790,000	872,152
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	15,000	16,859
Bonds Series E, 2.25%, tender 4/29/22 (a)	3,695,000	3,680,848
Series 2011 IL:
4% 12/1/20	100,000	103,979
5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	5,000	5,424
Series 2012 A, 5% 5/15/41	695,000	733,461
Series 2013, 5% 11/15/24	65,000	71,178
Series 2014, 5% 8/1/38	10,000	10,907
Series 2015 A:
5% 11/15/20	760,000	800,835
5% 11/15/23	10,000	11,226
5% 11/15/25	150,000	172,806
5% 11/15/45	300,000	321,378
Series 2015 C:
4.125% 8/15/37	60,000	60,395
5% 8/15/26	35,000	39,283
Series 2016 A:
5% 8/15/24	65,000	72,062
5% 7/1/31	30,000	33,531
5% 7/1/33	10,000	11,107
5% 7/1/36	45,000	49,478
Series 2016 B, 5% 8/15/35	250,000	278,343
Series 2016 C:
4% 2/15/41	40,000	40,302
5% 2/15/34	50,000	56,655
Series 2016:
5% 12/1/23	155,000	171,667
5% 5/15/29	10,000	11,384
5% 12/1/29	620,000	697,010
5% 12/1/33	485,000	535,445
5% 12/1/40	85,000	90,908
5% 12/1/46	95,000	101,164
Series 2017 A, 5% 7/15/42	1,000,000	1,109,580
Series 2018 A:
4.25% 1/1/44	55,000	55,409
5% 1/1/38	225,000	244,514
5% 1/1/44	340,000	366,272
Illinois Gen. Oblig.:
Serie 2014, 5% 4/1/24	100,000	106,287
Series 2013, 5% 7/1/23	10,000	10,593
Series 2016:
5% 2/1/21	30,000	31,064
5% 2/1/27	1,000,000	1,072,700
5% 11/1/29	1,400,000	1,477,798
Series 2017 D:
5% 11/1/24	730,000	778,910
5% 11/1/27	250,000	268,428
Series 2017, 4% 2/1/24	15,000	15,199
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	100,000	93,853
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/25 (FSA Insured)	315,000	265,066
Series 2011, 5.5% 2/1/22	100,000	109,236
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1, 0% 6/15/43 (FSA Insured)	10,000	3,313
Series 1994 A, 0% 6/15/25	25,000	19,598
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,200,000	812,460
Series 2012 B, 5% 6/15/23	10,000	10,490
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	105,000	113,787
Univ. of Illinois Board of Trustees Ctfs. of Prtn. (Univ. of Illinois Rev. Proj.) Series 2014 A, 5% 10/1/26	15,000	16,875
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/30	100,000	115,775

TOTAL ILLINOIS		22,630,370

Indiana - 0.3%
Indiana Fin. Auth. Rev.:
Series 2012, 5% 3/1/23	35,000	37,998
Series 2016:
5% 9/1/24	20,000	22,793
5% 9/1/30	50,000	56,797
Purdue Univ. Rev. Series 2018 DD, 5% 7/1/38	205,000	239,764

TOTAL INDIANA		357,352

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	25,000	25,827
5% 5/15/48	40,000	41,183

TOTAL IOWA		67,010

Kentucky - 2.1%
Ashland Med. Ctr. Rev. (King's Daugthers Med. Ctr. Proj.) Series 2010 B, 4.5% 2/1/25	25,000	25,365
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 118) Series 2018, 5% 4/1/25	175,000	199,491
(Proj. No. 119) Series 2018:
5% 5/1/26	60,000	68,988
5% 5/1/29	85,000	98,215
5% 5/1/32	20,000	22,900
5% 5/1/33	15,000	17,110
5% 5/1/34	20,000	22,727
5% 5/1/35	10,000	11,295
5% 5/1/36	10,000	11,244
5% 5/1/38	1,000,000	1,117,610
Louisville & Jefferson County Series 2016 A, 5% 10/1/32	70,000	78,172
Louisville/Jefferson County Metropolitan Gov. Series 2012, 5% 12/1/35	125,000	131,634
Pikeville Hosp. Rev. Series 2011:
6% 3/1/20	25,000	26,009
6% 3/1/22	240,000	256,507
6% 3/1/22 (Pre-Refunded to 3/1/21 @ 100)	75,000	81,479
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	200,000	200,900

TOTAL KENTUCKY		2,369,646

Louisiana - 0.2%
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.):
Series 2016 A, 5% 12/15/28	15,000	17,337
Series 2017 A, 5% 12/15/32	165,000	188,920

TOTAL LOUISIANA		206,257

Maine - 0.8%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	50,000	52,122
(Univ. of New England) Series 2017 A, 4% 7/1/22	20,000	21,225
Series 2014, 5% 7/1/30	585,000	650,122
Series 2016 A:
4% 7/1/46	5,000	4,744
5% 7/1/46	125,000	131,866
Series 2017 B, 5% 7/1/29	10,000	11,555

TOTAL MAINE		871,634

Maryland - 0.2%
Maryland Health & Higher Edl. Facilities Auth. Rev. (Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	150,000	164,255
Massachusetts - 1.8%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp.):
Series 2014 A, 5.25% 7/1/34	40,000	43,243
Series 2017:
5% 7/1/19	100,000	101,191
5% 7/1/20	100,000	103,495
5% 7/1/21	100,000	105,611
5% 7/1/47	100,000	105,374
Series 2016 A, 5% 1/1/31	40,000	44,477
Series 2016 I, 5% 7/1/30	195,000	218,915
Series 2017 A, 5% 1/1/37	1,050,000	1,151,105
Massachusetts Gen. Oblig. Series 2018 A, 5% 1/1/36	100,000	116,006

TOTAL MASSACHUSETTS		1,989,417

Michigan - 0.8%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	40,000	42,564
Great Lakes Wtr. Auth. Mich Wtr. Series 2016 D, 5% 7/1/27	100,000	116,321
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A, 5% 7/1/48	200,000	225,608
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	50,000	56,500
Series 2016, 5% 11/15/41	30,000	32,321
Michigan Hosp. Fin. Auth. Rev. (Trinity Health Proj.) Series 2008 C, 5% 12/1/32	10,000	11,562
Wayne County Arpt. Auth. Rev.:
Series 2011 A, 5% 12/1/19 (b)	100,000	102,648
Series 2017 A, 5% 12/1/29	45,000	52,758
Series 2017 B, 5% 12/1/42 (b)	150,000	164,564
Series 2018 D, 5% 12/1/29 (b)	85,000	99,083

TOTAL MICHIGAN		903,929

Minnesota - 1.1%
Maple Grove Health Care Sys. Rev. ( North Memorial Med. Ctr., Proj.) Series 2015, 4% 9/1/21	25,000	25,900
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	500,000	568,080
5% 10/1/45	30,000	32,627
White Bear Lake Minn Rev. (YMCA of Greater Twin Cities Proj.) Series 2018, 5% 6/1/22	490,000	533,659

TOTAL MINNESOTA		1,160,266

Missouri - 1.1%
Missouri Health & Edl. Facilities Rev. Series 2018 A, 5% 11/15/43	1,000,000	1,112,960
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	30,000	30,089
5.125% 9/1/48	55,000	55,058

TOTAL MISSOURI		1,198,107

Montana - 0.0%
Montana Facility Fin. Auth. Rev. (Benefis Health Sys. Proj.) Series 2016, 5% 2/15/32	30,000	33,627
New Hampshire - 0.8%
New Hampshire Health & Ed. Facilities Auth. (Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/23	200,000	224,072
5% 8/1/26	105,000	123,493
5% 8/1/37	100,000	111,577
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	310,000	321,039
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	50,000	50,818
Series 2016, 5% 10/1/22	85,000	91,946

TOTAL NEW HAMPSHIRE		922,945

New Jersey - 5.9%
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/23	25,000	27,372
Series 2013 NN, 5% 3/1/29	1,000,000	1,061,950
Series 2013:
5% 3/1/23	25,000	27,115
5% 3/1/24	70,000	75,664
Series 2017 DDD, 5% 6/15/30	1,000,000	1,095,100
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016:
4% 7/1/48	100,000	96,800
5% 7/1/41	65,000	69,087
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011-1, 5.5% 12/1/21 (b)	80,000	86,602
Series 2017 1A, 5% 12/1/26 (b)	200,000	228,432
Series 2018 B:
5% 12/1/25 (b)	500,000	566,320
5% 12/1/26 (b)	315,000	359,780
5% 12/1/27 (b)	850,000	977,738
5% 12/1/28 (b)	750,000	861,563
Series 2018 C, 4% 12/1/48 (b)	35,000	34,046
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	250,000	256,816
Series 2009 A, 0% 12/15/36	160,000	70,603
Series 2014 AA, 5% 6/15/25	100,000	109,827
Series 2016 A, 5% 6/15/27	160,000	179,403
Series 2018 A:
5% 12/15/32	100,000	109,603
5% 12/15/33	100,000	108,998
5% 12/15/35	100,000	108,140

TOTAL NEW JERSEY		6,510,959

New York - 4.5%
Buffalo and Erie County Indl. Land Rev. (Catholic Health Sys., Inc. Proj.) Series 2015, 5% 7/1/25	400,000	455,744
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/37	2,420,000	2,753,234
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	100,000	106,241
New York City Gen. Oblig. Series 2018 A, 5% 8/1/24	100,000	115,187
New York City Transitional Fin. Auth. Rev. Series 2016 E, 5% 2/1/37	1,000,000	1,123,270
New York Dorm. Auth. Personal Income Tax Rev. (New York State Pit Proj.) Series 2012 D, 5% 2/15/22 (Escrowed to Maturity)	10,000	10,899
New York Metropolitan Trans. Auth. Rev. Series 2016 A, 5% 11/15/31	100,000	112,846
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2015, 5% 7/1/27	295,000	328,477

TOTAL NEW YORK		5,005,898

Ohio - 6.0%
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	10,000	11,462
5% 8/1/26	290,000	336,072
5% 8/1/27	10,000	11,692
5% 8/1/28	10,000	11,691
5% 8/1/29	10,000	11,622
5% 8/1/30	10,000	11,562
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	10,000	10,940
American Muni. Pwr., Inc. Rev.:
Bonds (Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	500,000	499,870
Series 2017 A, 5% 2/15/21	30,000	31,868
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	110,000	113,554
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012, 5.25% 6/1/24	2,900,000	3,177,066
Lucas County Hosp. Rev. Series 2011, 5% 11/15/23 (Pre-Refunded to 11/15/21 @ 100)	20,000	21,698
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
4% 2/15/23	315,000	323,048
5% 2/15/44	100,000	102,081
Steubenville Hosp. Rev. (Trinity Health Proj.) Series 2010, 4.125% 10/1/21 (Pre-Refunded to 2/1/20 @ 100)	15,000	15,353
Univ. of Toledo Gen. Receipts Series 2018 A:
5% 6/1/20	645,000	672,329
5% 6/1/21	865,000	925,135
5% 6/1/22	330,000	360,997
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012, 5% 12/1/32	15,000	15,654

TOTAL OHIO		6,663,694

Oklahoma - 0.7%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/23	200,000	219,288
5.5% 8/15/57	515,000	564,080

TOTAL OKLAHOMA		783,368

Oregon - 0.5%
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	500,000	502,170
Pennsylvania - 6.6%
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2016 A, 5% 11/15/46	2,250,000	2,444,310
Series 2018 A:
5% 11/15/22	100,000	109,854
5% 11/15/25	100,000	114,527
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	20,000	20,694
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/37	40,000	40,423
5% 7/15/36	500,000	561,355
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	60,000	66,909
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	195,000	195,612
Series 2016 A, 5% 8/15/46	50,000	54,591
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/23	250,000	276,638
5% 7/1/24	300,000	336,807
5% 7/1/25	300,000	339,513
5% 7/1/26	455,000	518,618
5% 7/1/27	500,000	574,090
5% 7/1/34	450,000	506,930
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	500,000	555,590
Series 2017, 5% 5/1/35	10,000	11,309
Series 2018 A, 5% 2/15/48	100,000	114,900
Philadelphia Gas Works Rev. Series 2015 13, 5% 8/1/21	100,000	107,134
Philadelphia School District:
Series 2018 A, 5% 9/1/25	50,000	56,771
Series 2018 B, 5% 9/1/43	50,000	54,474
Southcentral Pennsylvania Gen. Auth. Rev. (Hanover Hosp., Inc. PA Proj.) Series 2015, 5% 12/1/28	45,000	51,120
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/43	185,000	204,203

TOTAL PENNSYLVANIA		7,316,372

Rhode Island - 0.7%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/21	25,000	26,486
5% 5/15/39	50,000	53,855
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 5% 12/1/23 (b)	625,000	685,263

TOTAL RHODE ISLAND		765,604

South Carolina - 3.0%
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	180,000	199,028
South Carolina Pub. Svc. Auth. Rev.:
Series 2010 B, 5% 1/1/21 (Pre-Refunded to 7/1/20 @ 100)	5,000	5,231
Series 2014 A:
5% 12/1/49	440,000	458,379
5.5% 12/1/54	140,000	149,631
Series 2014 C, 5% 12/1/46	20,000	20,936
Series 2015 A, 5% 12/1/50	75,000	78,554
Series 2015 E, 5.25% 12/1/55	25,000	26,668
Series 2016 A:
5% 12/1/26	140,000	158,878
5% 12/1/29	500,000	555,810
5% 12/1/33	15,000	16,406
5% 12/1/38	75,000	80,663
Series 2016 B:
5% 12/1/31	105,000	116,257
5% 12/1/35	120,000	131,041
5% 12/1/41	175,000	187,252
South Carolina Trans. Infrastructure Bank Rev. Series 2016 A, 5% 10/1/25	500,000	584,900
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	30,000	30,022
4% 4/15/48	20,000	19,593
5% 4/15/48	415,000	451,595

TOTAL SOUTH CAROLINA		3,270,844

Tennessee - 1.7%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	15,000	16,639
5% 7/1/24	20,000	22,167
5% 7/1/25	20,000	22,104
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018, 5% 7/1/38 (b)	1,000,000	1,112,590
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	460,000	477,954
Series 2018, 4%, tender 11/1/49	180,000	188,762

TOTAL TENNESSEE		1,840,216

Texas - 11.4%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	50,000	52,223
Austin Cmnty. College District Rev. (Highland Campus Parking Garage Proj.) Series 2018 C:
5% 8/1/25	200,000	230,674
5% 8/1/26	200,000	233,266
Austin Elec. Util. Sys. Rev. Series 2017, 5% 11/15/35	1,480,000	1,696,036
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/22	115,000	125,858
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 B, 5% 11/1/22 (b)	115,000	126,002
Dallas Gen. Oblig. Series 2014, 5% 2/15/24	1,500,000	1,704,495
Dallas Independent School District Series 2016 A, 4% 2/15/29	500,000	539,630
Grand Parkway Trans. Corp.:
Series 2013 B, 5.25% 10/1/51	30,000	32,894
Series 2018 A, 5% 10/1/43	450,000	509,738
Houston Arpt. Sys. Rev. Series 2018 C, 5% 7/1/30 (b)	120,000	139,379
Houston Gen. Oblig. Series 2017 A:
5% 3/1/25	500,000	579,925
5% 3/1/32	25,000	28,888
Love Field Arpt. Modernization Rev. Series 2017, 5% 11/1/31 (b)	25,000	28,241
Lower Colorado River Auth. Rev. LCRA Transmission Corp. Series 2011 B, 5% 5/15/22	300,000	320,481
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	10,000	11,876
5% 8/15/47	10,000	11,123
North Central Texas Health Facilities Dev. Corp. (Childrens Med. Ctr. of Dallas Proj.) Series 2012, 5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	100,000	110,599
San Antonio Elec. & Gas Sys. Rev. Series 2017, 5% 2/1/33	5,000	5,802
San Antonio Gen. Oblig. Series 2018, 5% 8/1/37	40,000	46,616
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/21	60,000	64,549
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/47	2,335,000	2,572,236
Series 2017 A, 5% 2/15/24	265,000	300,030
Texas Gen. Oblig. Series 2017 B, 5% 10/1/36	100,000	115,528
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/29	1,000,000	1,159,210
5% 2/15/30	690,000	796,453
Univ. of North Texas Univ. Rev. Series 2018 A, 5% 4/15/44	450,000	509,184
Waco Gen. Oblig. Series 2015, 5% 2/1/25	500,000	567,420

TOTAL TEXAS		12,618,356

Utah - 0.3%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (b)	10,000	11,298
Series 2018 A:
5% 7/1/33 (b)	175,000	200,309
5.25% 7/1/48 (b)	130,000	147,233

TOTAL UTAH		358,840

Virginia - 1.6%
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A:
5% 9/1/23	360,000	392,890
5% 9/1/24	315,000	347,738
5% 9/1/27	875,000	986,230
Winchester Econ. Dev. Auth. (Valley Health Proj.) Series 2015, 5% 1/1/22	50,000	54,263

TOTAL VIRGINIA		1,781,121

Washington - 2.9%
Port of Seattle Rev. Series 2015 C, 5% 4/1/24 (b)	50,000	56,185
Washington Gen. Oblig.:
Series 2013 A, 5% 7/1/23	5,000	5,511
Series 2017 A, 5% 8/1/35	2,500,000	2,863,950
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	5,000	5,016
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	5,000	5,700
5% 7/1/30	5,000	5,775
5% 7/1/31	10,000	11,473
5% 7/1/42	100,000	110,110
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018, 5% 7/1/38 (d)	100,000	102,222

TOTAL WASHINGTON		3,165,942

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/32	50,000	56,822
Wisconsin - 0.7%
Pub. Fin. Auth. Rev.:
(Denver Great Hall LLC. Proj.) Series 2017, 5% 9/30/49 (b)	235,000	252,538
(Denver Int. Arpt. Great Hall Proj.) Series 2017, 5% 9/30/24 (b)	10,000	11,126
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 B-1 3.95% 11/15/24 (d)	5,000	5,025
Pub. Fin. Auth. Wis Edl. Facilities Series 2018 A:
5.25% 10/1/43	160,000	169,890
5.25% 10/1/48	160,000	168,725
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	15,000	15,091
5% 10/1/48 (d)	15,000	15,033
5% 10/1/53 (d)	30,000	29,900
Wisconsin Health & Edl. Facilities Auth. Rev. (Mercy Alliance, Inc. Proj.) Series 2012, 5% 6/1/19	100,000	101,149

TOTAL WISCONSIN		768,477

TOTAL MUNICIPAL BONDS
(Cost $101,175,936)		101,671,135
	Shares	Value

Money Market Funds - 7.5%
Fidelity Municipal Cash Central Fund, 1.77% (e)(f)
(Cost $8,299,998)	8,299,170	8,299,980
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $109,475,934)		109,971,115
NET OTHER ASSETS (LIABILITIES) - 0.6%		708,595
NET ASSETS - 100%		$110,679,710

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $367,899 or 0.3% of net assets.

 (e) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (f) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$78,694
Total	$78,694

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$101,671,135	$--	$101,671,135	$--
Money Market Funds	8,299,980	8,299,980	--	--
Total Investments in Securities:	$109,971,115	$8,299,980	$101,671,135	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	27.6%
General Obligations	18.5%
Education	15.4%
Transportation	11.2%
Electric Utilities	7.8%
Money Market Funds	7.5%
Special Tax	5.6%
Others* (Individually Less Than 5%)	6.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $101,175,936)	$101,671,135
Fidelity Central Funds (cost $8,299,998)	8,299,980
Total Investment in Securities (cost $109,475,934)		$109,971,115
Cash		241,055
Receivable for fund shares sold		181,353
Interest receivable		1,155,042
Distributions receivable from Fidelity Central Funds		14,852
Other receivables		458
Total assets		111,563,875
Liabilities
Payable for investments purchased on a delayed delivery basis	$451,537
Payable for fund shares redeemed	156,239
Distributions payable	276,389
Total liabilities		884,165
Net Assets		$110,679,710
Net Assets consist of:
Paid in capital		$110,469,776
Total distributable earnings (loss)		209,934
Net Assets, for 11,233,982 shares outstanding		$110,679,710
Net Asset Value, offering price and redemption price per share ($110,679,710 ÷ 11,233,982 shares)		$9.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$2,018,667
Income from Fidelity Central Funds		78,694
Total income		2,097,361
Expenses
Independent trustees' fees and expenses	$319
Commitment fees	118
Total expenses		437
Net investment income (loss)		2,096,924
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(282,724)
Total net realized gain (loss)		(282,724)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	454,815
Fidelity Central Funds	(11)
Total change in net unrealized appreciation (depreciation)		454,804
Net gain (loss)		172,080
Net increase (decrease) in net assets resulting from operations		$2,269,004

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	For the period October 12, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,096,924	$40,386
Net realized gain (loss)	(282,724)	(2,264)
Change in net unrealized appreciation (depreciation)	454,804	40,377
Net increase (decrease) in net assets resulting from operations	2,269,004	78,499
Distributions to shareholders	(2,096,254)	–
Distributions to shareholders from net investment income	–	(40,309)
Distributions to shareholders from net realized gain	–	(1,007)
Total distributions	(2,096,254)	(41,316)
Share transactions
Proceeds from sales of shares	146,892,882	10,050,000
Reinvestment of distributions	71,016	41,115
Cost of shares redeemed	(46,585,236)	–
Net increase (decrease) in net assets resulting from share transactions	100,378,662	10,091,115
Total increase (decrease) in net assets	100,551,412	10,128,298
Net Assets
Beginning of period	10,128,298	–
End of period	$110,679,710	$10,128,298
Other Information
Distributions in excess of net investment income end of period		$(849)
Shares
Sold	14,973,498	1,004,995
Issued in reinvestment of distributions	7,225	4,113
Redeemed	(4,755,849)	–
Net increase (decrease)	10,224,874	1,009,108

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Municipal Income Fund

Years ended December 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.261	.040
Net realized and unrealized gain (loss)	(.193)C	.041
Total from investment operations	.068	.081
Distributions from net investment income	(.258)	(.040)
Distributions from net realized gain	–	(.001)
Total distributions	(.258)	(.041)
Net asset value, end of period	$9.85	$10.04
Total ReturnD	.71%	.81%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	- %H
Expenses net of fee waivers, if anyG	-%	- %H
Expenses net of all reductionsG	-%	- %H
Net investment income (loss)	2.69%	1.81%H
Supplemental Data
Net assets, end of period (000 omitted)	$110,680	$10,128
Portfolio turnover rateI	73%	35%J

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Flex Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$804,133
Gross unrealized depreciation	(308,595)
Net unrealized appreciation (depreciation)	$495,538
Tax Cost	$109,475,577

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(285,068)
Net unrealized appreciation (depreciation) on securities and other investments	$495,538

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(270,486)
Long-term	(14,582)
Total capital loss carryforward	$(285,068)

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017(a)
Tax-exempt Income	$2,096,254	$40,309
Ordinary Income	-	1,007
Total	$2,096,254	$ 41,316

 (a) For the period October 12, 2017 (commencement of operations) to December 31, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $143,237,717 and $48,854,447, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $118 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period October 12, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Actual	- %-C	$1,000.00	$1,014.10	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2018, 100% of the fund's income dividends was free from federal income tax, and 15.51% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Flex℠ Funds Fidelity Flex℠ Conservative Income Municipal Bond Fund Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ Conservative Income Municipal Bond Fund	1.77%	1.51%

 A From October 12, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Conservative Income Municipal Bond Fund on October 12, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,185	Fidelity Flex℠ Conservative Income Municipal Bond Fund
$10,133	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Doug McGinley, Elizah McLaughlin and Robert Mandeville:  For 2018, the fund returned 1.77%, net of fees, slightly topping the 1.60% advance of the fund's composite benchmark, an equal-weighted blend of the Bloomberg Barclays Municipal Bond 1 Year (1-2Y) Index and the iMoneyNet All Tax-Free National Retail Money Market Funds Average™. The fund's interest-rate sensitivity was less than that of the composite index, which was a slight relative advantage when one-year and two-year rates rose strongly in March and April, and again in August and September, although it detracted a bit late in the period when rates trended lower. Owning investment-grade floating-rate notes helped limit the fund's interest-rate risk and boost its yield, while also contributing versus the benchmark. The portfolio's overweight exposure to fixed-rate health care securities and corporate-backed munis also helped, as these categories posted better-than-average returns. An overweighting in fixed-rate one-year notes issued by local governments was slightly beneficial. In addition, overweighting state-backed bonds from Connecticut, Illinois and New Jersey added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 29, 2018, Robert Mandeville assumed co-management responsibilities for the fund, joining Doug McGinley and Elizah McLaughlin.

Investment Summary (Unaudited)

Maturity Diversification as of December 31, 2018

% of fund's investments
1 - 7	28.7
8 - 30	1.1
31 - 60	0.5
91 - 180	12.5
> 180	57.2

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2018

% of fund's net assets
New Jersey	16.8
Illinois	12.9
Florida	7.6
Texas	7.2
New York	6.6

Top Five Sectors as of December 31, 2018

% of fund's net assets
General Obligations	29.8
Electric Utilities	21.7
Synthetics	10.6
Health Care	9.9
Transportation	8.0

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	4.6%
AA,A	47.3%
BBB	5.1%
BB and Below	1.4%
Not Rated	3.7%
Short-Term Investments and Net Other Assets	37.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 61.1%
	Principal Amount	Value
Alabama - 1.2%
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	450,000	447,080
Arizona - 0.9%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2015 A, 5% 1/1/20	100,000	103,039
Arizona State Lottery Rev. Series 2019, 5% 7/1/20 (b)	100,000	102,075
Coconino County Poll. Cont. Corp. Rev. Bonds (Nevada Pwr. Co. Projs.) Series 2017 A, 1.8%, tender 5/21/20 (a)(c)	50,000	49,614
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2009, 6.5% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	60,000	61,382

TOTAL ARIZONA		316,110

California - 0.7%
California Infrastructure and Econ. Dev. Bank Rev. Bonds Series 2018 C, 1 month U.S. LIBOR + 0.380% 2.133%, tender 8/1/21 (a)(d)	245,000	244,584
Colorado - 0.7%
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-1, 4%, tender 3/1/20 (a)	200,000	202,412
E-470 Pub. Hwy. Auth. Rev. Series 2015 A, 5% 9/1/20	50,000	52,153

TOTAL COLORADO		254,565

Connecticut - 2.9%
Connecticut Gen. Oblig.:
Series 2012 A, SIFMA Municipal Swap Index + 1.250% 2.96% 4/15/20 (a)(d)	$100,000	$100,885
Series 2016 B, 4% 5/15/20	200,000	205,280
Series 2017 B, 5% 4/15/19	50,000	50,447
Series A, 5% 2/15/21	75,000	75,259
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2011 A, 5% 12/1/19	225,000	231,205
Series 2015 B, 5% 8/1/20	175,000	182,999
Series 2016 A, 5% 9/1/21	220,000	235,596

TOTAL CONNECTICUT		1,081,671

Florida - 5.6%
Broward County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/19	50,000	50,791
Citizens Property Ins. Corp. Series 2011 A1, 5% 6/1/19	250,000	253,215
Escambia County Poll. Cont. Rev. Bonds Series 1997, 2.1%, tender 4/11/19 (a)	375,000	374,766
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2012 A, 5% 10/1/20	200,000	209,350
Series 2013 D, 5% 10/1/21	200,000	214,166
Series 2014 A, 5% 10/1/19	215,000	219,736
Jea Bulk Pwr. Supply Sys. Rev. Series 2014 A, 3.5% 10/1/19	400,000	404,552
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(c)	150,000	150,518
Palm Beach County School Board Ctfs. of Prtn. Series 2014 B, 5% 8/1/19	100,000	101,853
Pasco County School District Sales Tax Rev. Series 2013, 5% 10/1/19	75,000	76,748

TOTAL FLORIDA		2,055,695

Georgia - 3.2%
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Gen. Resolution Proj.) Series 2008 A, 5.25% 1/1/21	225,000	237,461
(Gen. Resolution Projs.) Series 2009 B, 5% 1/1/20	200,000	205,618
Series 2009 B, 5% 1/1/20	295,000	303,287
Series 2011 A, 5% 1/1/21	120,000	126,065
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Gulf Pwr. Co. Plant Scherer Proj.) Series 2002 1, 2%, tender 6/25/20 (a)	100,000	99,422
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014, 5% 4/1/19	200,000	201,541

TOTAL GEORGIA		1,173,394

Illinois - 12.9%
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago:
Series 2011 B, 5% 12/1/19	165,000	169,520
Series 2014 D, 5% 12/1/19	50,000	51,370
Chicago Midway Arpt. Rev. Series 2014 B, 5% 1/1/19	300,000	300,000
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/19 (c)	100,000	100,000
Series 2011 B, 5% 1/1/19	150,000	150,000
Series 2012 B, 4% 1/1/20 (c)	135,000	137,391
Series 2013 A, 4% 1/1/19 (c)	200,000	200,000
Chicago Park District Gen. Oblig.:
Series 2013, 5% 1/1/20	515,000	527,465
Series 2015 C, 4% 1/1/19	215,000	215,000
Series 2018 E, 5% 11/15/19	170,000	174,267
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	100,000	102,318
Series 2011 A, 5% 11/15/19	475,000	486,757
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	250,000	248,740
Illinois Fin. Auth. Rev.:
Bonds (Advocate Health Care Network Proj.) Series 2008 A2, 5%, tender 2/12/20 (a)	345,000	356,206
Series 2009, 5% 8/15/20	100,000	104,731
Illinois Gen. Oblig.:
Series 2006, 5% 1/1/19	75,000	75,000
Series 2010, 5% 1/1/21 (FSA Insured)	165,000	169,224
Series 2017 B, 5% 11/1/19	200,000	204,114
Series 2018 A, 5% 5/1/19	300,000	302,497
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/21	170,000	179,969
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010, 5.375% 6/1/21	330,000	352,938
Series 2017, 5% 6/1/22	135,000	146,059

TOTAL ILLINOIS		4,753,566

Kansas - 0.6%
Kansas Dev. Fin. Agcy. Series 2009, 5.5% 11/15/22	200,000	205,996
Kentucky - 3.1%
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series 2010, 5% 8/1/20	575,000	600,099
(Proj. No. 83) Series 2004, 5% 10/1/19 (AMBAC Insured)	200,000	204,496
Kentucky, Inc. Pub. Energy Series 2018 B, 4% 7/1/21	100,000	103,532
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	250,000	251,125

TOTAL KENTUCKY		1,159,252

Louisiana - 1.0%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/19	150,000	151,966
Louisiana Pub. Facilities Auth. Rev. (Ochsner Clinic Foundation Proj.) Series 2017, 4% 5/15/19	225,000	226,588

TOTAL LOUISIANA		378,554

Massachusetts - 0.3%
Massachusetts Edl. Fing. Auth. Rev. Series 2010 A, 5.5% 1/1/22	100,000	103,520
Michigan - 5.7%
Detroit Downtown Dev. Auth. Tax Series 1, 5% 7/1/19 (FSA Insured)	130,000	131,761
Grand Traverse County Hosp. Fin. Auth. Series 2011 A, 5% 7/1/20	115,000	119,985
Michigan Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/20	200,000	210,370
Series 2010 A, 5% 12/1/19	160,000	164,560
Series 2015 A:
4% 8/1/19	520,000	526,058
5% 5/15/20	125,000	130,045
Michigan Hosp. Fin. Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series F5, 1.9%, tender 4/1/21 (a)	180,000	178,547
Milan Area Schools Series 2019, 5% 5/1/21 (b)	170,000	180,222
Wayne County Arpt. Auth. Rev.:
(Detroit Metropolitan Wayne County Arpt.) Series 2015 G, 5% 12/1/19	200,000	205,755
Series 2011 A, 5% 12/1/19 (c)	260,000	266,884

TOTAL MICHIGAN		2,114,187

Minnesota - 0.7%
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. (Cap. Appreciation) Series 1994 A, 0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	250,000
Nebraska - 1.7%
Nebraska Pub. Pwr. District Rev.:
Series 2013 A, 5% 1/1/19	350,000	350,000
Series 2014, 5% 1/1/19	70,000	70,000
Series 2016, 5% 1/1/19	200,000	200,000

TOTAL NEBRASKA		620,000

Nevada - 0.6%
Clark County Arpt. Rev. (Sub Lien Proj.) Series 2017 A-1, 5% 7/1/20 (c)	200,000	208,368
New Jersey - 8.9%
New Jersey Econ. Dev. Auth. Rev.:
Series 2013, 5% 3/1/20	10,000	10,304
Series 2015 XX, 5% 6/15/20	245,000	254,200
New Jersey Edl. Facilities Auth. Rev. Series 2012 A, 5% 7/1/19	50,000	50,774
New Jersey Edl. Facility Series 2015 G, 4% 7/1/20	175,000	180,416
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A, 4% 7/1/19	200,000	202,037
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011 1, 5% 12/1/20 (c)	135,000	141,360
Series 2012 1A, 4% 12/1/19 (c)	210,000	212,950
Series 2013, 4% 12/1/20 (c)	40,000	41,097
Series 2015 1A, 5% 12/1/21 (c)	600,000	641,154
Series 2018 B, 5% 12/1/20 (c)	100,000	104,711
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/19	100,000	101,220
5% 6/1/21	100,000	106,247
New Jersey Trans. Trust Fund Auth.:
Series 2003 B. 5.25% 12/15/19	90,000	92,454
Series 2012 AA, 5% 6/15/19	50,000	50,620
Series 2016 A, 5% 6/15/20	115,000	119,469
Series 2018 A:
5% 6/15/21	125,000	132,350
5% 6/15/22	210,000	226,454
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	570,000	606,041

TOTAL NEW JERSEY		3,273,858

Ohio - 0.3%
Franklin County Hosp. Facilities Rev. Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 2.14%, tender 11/15/21 (a)(d)	100,000	100,041
Oklahoma - 0.6%
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/19	235,000	235,000
Pennsylvania - 3.2%
Allegheny County Arpt. Auth. Rev. Series 2006 B, 5% 1/1/19 (c)	50,000	50,000
Pennsylvania Gen. Oblig.:
Series 2011, 5% 11/15/20	60,000	63,360
Series 2016, 5% 1/15/22	140,000	151,999
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Thomas Jefferson Univ. Proj.) Series 2012, 5% 3/1/20	50,000	51,741
First Series 2012, 5% 4/1/21	125,000	133,215
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2018 A1:
SIFMA Municipal Swap Index + 0.350% 2.06% 12/1/20 (a)(d)	100,000	99,776
SIFMA Municipal Swap Index + 0.430% 2.14% 12/1/21 (a)(d)	200,000	199,456
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 2.21% 12/1/21 (a)(d)	130,000	129,916
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Series 2018, SIFMA Municipal Swap Index + 0.240% 1.95% 9/15/21 (a)(d)	300,000	299,922

TOTAL PENNSYLVANIA		1,179,385

Rhode Island - 0.6%
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2015, 5% 11/1/21	200,000	216,066
Tennessee - 0.3%
Jackson Hosp. Rev. Series 2018 A, 5% 4/1/20	100,000	103,528
Texas - 1.6%
Bridgeport Independent School District Series 2010, 4% 8/15/20	340,000	344,668
Lower Colorado River Auth. Rev. Series 2012 B, 5% 5/15/21	245,000	262,020

TOTAL TEXAS		606,688

Virginia - 0.9%
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 B, 2.15%, tender 9/1/20 (a)	250,000	249,348
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	25,000	24,850
Series 2009 A, 2.15%, tender 9/1/20 (a)	50,000	49,870

TOTAL VIRGINIA		324,068

Washington - 0.1%
Port of Seattle Rev. Series 2010 C, 5% 2/1/20 (c)	45,000	46,451
West Virginia - 1.1%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(c)	300,000	298,167
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	100,000	99,610

TOTAL WEST VIRGINIA		397,777

Wisconsin - 1.7%
Wisconsin Health & Edl. Facilities Bonds Series 2018 C, SIFMA Municipal Swap Index + 0.450% 2.16%, tender 7/27/22 (a)(d)	155,000	154,236
Wisconsin Health & Edl. Facilities Auth. (Unitypoint Health Proj.) Series 2014 A, 5% 12/1/19	200,000	205,240
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2009 A, 5.5% 12/15/20	250,000	258,263

TOTAL WISCONSIN		617,739

TOTAL MUNICIPAL BONDS
(Cost $22,451,319)		22,467,143

Municipal Notes - 39.0%
California - 3.1%
California Infrastructure & Econ. Dev. Bank Rev. (Pacific Gas & Elec. Co. Proj.) Series 2009 A, 2.08% 1/2/19, LOC MUFG Union Bank NA, VRDN (a)	240,000	$240,000
California Poll. Cont. Fing. Auth. Ctfs. of Prtn. (Pacific Gas & Elec. Co. Proj.) Series 1996 C, 2.15% 1/2/19, LOC Mizuho Corporate Bank Ltd., VRDN (a)	700,000	700,000
El Centro Reg'l. Med. Cen Participating VRDN Series Floaters XF 10 72, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	200,000	200,000

TOTAL CALIFORNIA		1,140,000

Colorado - 3.2%
Colorado Hsg. & Fin. Auth. Econ. Dev. (Pacific Instruments Proj.) Series 2000, 1.9% 1/7/19, LOC Wells Fargo Bank NA, VRDN (a)(c)	165,000	165,000
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XL 00 90, 2.01% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(e)	1,000,000	1,000,000

TOTAL COLORADO		1,165,000

Connecticut - 0.3%
New Britain Gen. Oblig. BAN Series 2018, 5% 12/19/19	100,000	102,636
District Of Columbia - 0.8%
District of Columbia Rev. Participating VRDN Series Floaters XF 10 78, 2.11% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	300,000	300,000
Florida - 2.0%
Aqua One Cmnty. Dev. District Fla Participating VRDN Series Floaters XF 10 76, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	200,000	200,000
Avenir Cmnty. Dev. District Participating VRDN Series Floaters XF 10 74, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	325,000	325,000
Broward County Arpt. Sys. Rev. Participating VRDN Series Floaters XL 00 88, 2.06% 1/7/19 (Liquidity Facility Citibank NA) (a)(c)(e)	200,000	200,000

TOTAL FLORIDA		725,000

Georgia - 1.1%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Second Series 1995, 1.77% 1/2/19, VRDN (a)	400,000	400,000
Indiana - 3.3%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 2.08% 1/7/19, VRDN (a)(c)	1,230,000	1,229,991
Iowa - 0.5%
Hills Health Facilities Rev. Participating VRDN Series Floaters XF 10 73, 2.06% 1/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(e)	200,000	200,000
Massachusetts - 1.1%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 1.96% 1/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(e)	200,000	200,000
Nahant BAN Series 2018 A, 3% 6/28/19	100,000	100,367
Templeton BAN Series A, 3.25% 2/27/19	100,000	100,147

TOTAL MASSACHUSETTS		400,514

Nevada - 2.7%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.91% 1/7/19 (Liquidity Facility Citibank NA) (a)(e)	1,000,000	1,000,000
New Jersey - 7.9%
Borough of Riverdale BAN Series 2018, 3% 9/13/19	100,000	100,680
Caldwell BAN Series 2018, 3% 2/20/19	100,000	100,129
Chester Township Gen. Oblig. BAN Series 2018, 3% 10/11/19	100,000	100,779
Delran Township BAN Series 2018, 3% 10/25/19	200,000	201,506
East Brunswick Township Gen. Oblig. BAN Series 2019, 3.5% 1/10/20 (b)	100,000	101,269
Gloucester Township BAN Series 2018 B, 3% 6/20/19	600,000	602,490
Holmdel Township Gen. Oblig. BAN Series 2018, 2.5% 1/15/19	100,000	100,020
Maple Shade Township BAN Series 2018:
3% 6/27/19	200,000	200,962
3% 6/27/19	200,000	200,962
Millburn Township Gen. Oblig. BAN Series 2018, 3% 6/14/19	100,000	100,404
Millstone Township Gen. Oblig. BAN Series 2018, 3% 9/10/19	100,000	100,686
Roselle County of Union BAN Series 2018, 3.5% 12/6/19	100,000	101,122
Saddle Brook Township Gen. Oblig. BAN Series 2018, 3% 5/30/19	300,000	301,094
Teaneck Township Gen. Oblig. BAN Series 2018, 3% 6/28/19	100,000	100,416
Vineland Gen. Oblig. BAN Series 2018, 3.5% 11/14/19	200,000	202,354
Wall Township Gen. Oblig. BAN Series 2018, 3% 6/28/19	300,000	301,262

TOTAL NEW JERSEY		2,916,135

New York - 6.6%
Amsterdam City School District BAN Series 2018, 3% 6/28/19	400,000	401,702
Eden N Y Cent School District BAN Series 2019, 3% 6/6/19	100,000	100,422
Geneva BAN Series 2018, 3% 5/8/19	400,000	401,252
Geneva Hsg. Auth. Rev. Series 2000, 2.32% 1/7/19, VRDN (a)(c)	100,000	100,000
Gloversville School District BAN Series 2018, 3% 10/18/19	500,000	503,557
New York Metropolitan Trans. Auth. Rev. BAN Series 2018 B, 5% 5/15/21	115,000	122,419
Penn Yan NY Central School District BAN Series 2018, 3% 7/19/19	200,000	200,929
Queensbury Union Free School District BAN Series 2018, 3% 7/12/19	200,000	200,918
Sidney Cent School District BAN Series 2018, 3% 7/10/19	100,000	100,428
Troy Rensselaer County BAN Series B, 3% 8/2/19	300,000	301,450

TOTAL NEW YORK		2,433,077

North Carolina - 0.3%
North Carolina Cap. Impt. Ltd. Bonds Series WF 11 136C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA) (a)(d)(e)(f)	100,000	100,000
Ohio - 0.5%
Belmont County BAN Series 2018 A, 3% 4/18/19	100,000	100,325
East Clinton Local School District BAN Series 2019, 2.8% 12/3/19	100,000	100,497

TOTAL OHIO		200,822

Texas - 5.6%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 2.12% 1/7/19, VRDN (a)(c)	900,000	900,000
Series 2010 D:
2.03% 1/7/19, VRDN (a)	800,000	800,000
2.1% 1/7/19, VRDN (a)	150,000	150,000
Texas Gen. Oblig. Bonds Series WF 1183C, SIFMA Municipal Swap Index + 0.350% 2.06%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA) (a)(c)(d)(e)(f)	210,000	210,000

TOTAL TEXAS		2,060,000

TOTAL MUNICIPAL NOTES
(Cost $14,374,625)		14,373,175
	Shares	Value

Money Market Funds - 0.3%
Fidelity Municipal Cash Central Fund, 1.77% (g)(h)
(Cost $100,000)	99,990	100,000
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $36,925,944)		36,940,318
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(153,080)
NET ASSETS - 100%		$36,787,238

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Provides evidence of ownership in one or more underlying municipal bonds.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $310,000 or 0.8% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
North Carolina Cap. Impt. Ltd. Bonds Series WF 11 136C, SIFMA Municipal Swap Index + 0.280% 1.99%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA)	7/25/18	$100,000
Texas Gen. Oblig. Bonds Series WF 1183C, SIFMA Municipal Swap Index + 0.350% 2.06%, tender 1/24/19 (Liquidity Facility Wells Fargo Bank NA)	7/25/18	$210,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$6,753
Total	$6,753

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$36,840,318	$--	$36,840,318	$--
Money Market Funds	100,000	100,000	--	--
Total Investments in Securities:	$36,940,318	$100,000	$36,840,318	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.8%
Electric Utilities	21.7%
Synthetics	10.6%
Health Care	9.9%
Transportation	8.0%
Education	7.1%
Industrial Development	5.5%
Others* (Individually Less Than 5%)	7.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $36,825,944)	$36,840,318
Fidelity Central Funds (cost $100,000)	100,000
Total Investment in Securities (cost $36,925,944)		$36,940,318
Cash		67,693
Receivable for fund shares sold		56,867
Interest receivable		343,148
Distributions receivable from Fidelity Central Funds		136
Total assets		37,408,162
Liabilities
Payable for investments purchased
Regular delivery	$122,172
Delayed delivery	382,380
Payable for fund shares redeemed	69,429
Distributions payable	46,943
Total liabilities		620,924
Net Assets		$36,787,238
Net Assets consist of:
Paid in capital		$36,772,651
Total distributable earnings (loss)		14,587
Net Assets, for 3,685,206 shares outstanding		$36,787,238
Net Asset Value, offering price and redemption price per share ($36,787,238 ÷ 3,685,206 shares)		$9.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Interest		$491,938
Income from Fidelity Central Funds		6,753
Total income		498,691
Expenses
Independent trustees' fees and expenses	$117
Commitment fees	42
Total expenses before reductions	159
Expense reductions	(14)
Total expenses after reductions		145
Net investment income (loss)		498,546
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,219
Total net realized gain (loss)		1,219
Change in net unrealized appreciation (depreciation) on investment securities		31,816
Net gain (loss)		33,035
Net increase (decrease) in net assets resulting from operations		$531,581

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	For the period October 12, 2017 (commencement of operations) to December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$498,546	$28,132
Net realized gain (loss)	1,219	(122)
Change in net unrealized appreciation (depreciation)	31,816	(17,442)
Net increase (decrease) in net assets resulting from operations	531,581	10,568
Distributions to shareholders	(502,074)	–
Distributions to shareholders from net investment income	–	(28,094)
Total distributions	(502,074)	(28,094)
Share transactions
Proceeds from sales of shares	37,244,080	10,010,000
Reinvestment of distributions	176,879	28,097
Cost of shares redeemed	(10,683,799)	–
Net increase (decrease) in net assets resulting from share transactions	26,737,160	10,038,097
Total increase (decrease) in net assets	26,766,667	10,020,571
Net Assets
Beginning of period	10,020,571	–
End of period	$36,787,238	$10,020,571
Other Information
Undistributed net investment income end of period		$39
Shares
Sold	3,734,777	1,001,000
Issued in reinvestment of distributions	17,730	2,814
Redeemed	(1,071,115)	–
Net increase (decrease)	2,681,392	1,003,814

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Municipal Bond Fund

Years ended December 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.98	$10.00
Income from Investment Operations
Net investment income (loss)B	.179	.028
Net realized and unrealized gain (loss)	(.004)C	(.020)
Total from investment operations	.175	.008
Distributions from net investment income	(.174)	(.028)
Distributions from net realized gain	(.001)	–
Total distributions	(.175)	(.028)
Net asset value, end of period	$9.98	$9.98
Total ReturnD,E	1.77%	.08%
Ratios to Average Net AssetsF,G
Expenses before reductionsH	-%	- %I
Expenses net of fee waivers, if anyH	-%	- %I
Expenses net of all reductionsH	-%	- %I
Net investment income (loss)	1.81%	1.27%I
Supplemental Data
Net assets, end of period (000 omitted)	$36,787	$10,021
Portfolio turnover rateJ	11%	- %K

 A For the period October 12, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

Fidelity Flex Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,255
Gross unrealized depreciation	(24,785)
Net unrealized appreciation (depreciation)	$14,470
Tax Cost	$36,925,848

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$116
Net unrealized appreciation (depreciation) on securities and other investments	$14,470

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017(a)
Tax-exempt Income	$498,399	$28,094
Ordinary Income	3,675	–
Total	$ 502,074	$ 28,094

 (a) For the period October 12, 2017 (commencement of operations) to December 31, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,469,958 and $1,430,500, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $42 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of approximately 28% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Flex Conservative Income Municipal Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period October 12, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period October 12, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Actual	- %-C	$1,000.00	$1,009.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2018, 100% of the fund's income dividends was free from federal income tax, and 20.94% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XCB-ANN-0219
1.9884863.101

Fidelity Advisor® Municipal Income Fund -

Class A, Class M, Class C, Class I and Class Z

Annual Report

December 31, 2018

Class A, Class M, Class C, Class I and Class Z are classes of Fidelity® Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(3.50)%	3.30%	4.69%
Class M (incl. 4% sales charge)	(3.41)%	3.31%	4.70%
Class C (incl. contingent deferred sales charge)	(1.05)%	4.02%	5.06%
Class I	0.73%	4.19%	5.14%
Class Z	0.75%	4.19%	5.14%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on March 1, 2018. Returns prior to March 1, 2018 are those of Fidelity® Municipal Income Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I. Returns between March 1, 2018 and October 2, 2018, are those of Class I. Returns prior to March 1, 2018, are those of Fidelity Municipal Income Fund, the original class of the fund.

 Class M shares bear a 0.25% 12b-1 fee. The initial offering of Class M shares took place on March 1, 2018. Returns prior to March 1, 2018, are those of Fidelity® Municipal Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 1, 2018, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Municipal Income Fund - Class A on December 31, 2008, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$15,818	Fidelity Advisor® Municipal Income Fund - Class A
$16,060	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds gained modestly in 2018, with the Bloomberg Barclays Municipal Bond Index returning 1.28%, supported by lower bond issuance and solid economic growth. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds the past year. In the final months of 2017, issuers accelerated their bond financings in order to issue under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The market turned lower in early 2018, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded to close December near a high for the year. Gross municipal bond issuance ended 2018 down approximately 25%. There was little differentiation in performance across municipal sectors in 2018. General obligation bonds gained 1.33%, with bonds issued by states slightly outperforming those backed by local municipalities. Looking ahead, market volatility is likely to persist due to uncertainty about how the U.S. Federal Reserve will react to labor and inflation trends.

Comments from Co-Portfolio Managers Cormac Cullen, Elizah McLaughlin and Kevin Ramundo:  For the year ending December 31, 2018, most of the fund's share classes (excluding sales charges, if applicable) produced a modestly positive return, net of fees, which lagged the 1.20% advance of the benchmark Bloomberg Barclays 3+ Year Municipal Bond Index. Relative to the 3+ Year benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. Also detracting was the fund's underweighting to bonds backed by the state of California, some of the best performers in the national municipal marketplace. In contrast, an overweighting in lower-investment-grade bonds contributed to relative performance. The portfolio's overweighting in health care bonds also added value, and the bonds of several hospitals we favored performed quite well within the sector, providing an additional edge over the benchmark. Outsized exposure to state-backed and state-appropriated bonds from New Jersey and Illinois also contributed on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2018

% of fund's net assets
Illinois	23.4
Florida	11.2
Texas	8.4
Pennsylvania	6.8
New Jersey	6.3

Top Five Sectors as of December 31, 2018

% of fund's net assets
Health Care	25.4
General Obligations	25.3
Transportation	25.1
Electric Utilities	5.9
Education	5.6

Quality Diversification (% of fund's net assets)

As of December 31, 2018
AAA	2.0%
AA,A	69.6%
BBB	20.1%
BB and Below	3.4%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	2.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Municipal Bonds - 97.5%
	Principal Amount (000s)	Value (000s)
Alabama - 0.3%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	2,565	2,935
Birmingham Gen. Oblig. Series 2013 A, 5% 3/1/32	2,900	3,164
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$2,550	$2,931
5% 4/1/26	2,400	2,790
Montgomery Med. Clinic Facilities:
4% 3/1/36	415	411
5% 3/1/33	4,140	4,473

TOTAL ALABAMA		16,704

Arizona - 1.7%
Arizona Ctfs. of Prtn. Series 2010 A:
5.25% 10/1/26 (FSA Insured)	2,540	2,600
5.25% 10/1/28 (FSA Insured)	8,235	8,429
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 2.42%, tender 1/1/37 (a)(b)	2,485	2,366
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	910	959
5% 5/1/51	910	957
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	2,080	2,432
5% 7/1/31	3,105	3,618
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	235	240
5% 7/1/48	295	297
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/32	8,280	9,506
5% 1/1/33	4,965	5,674
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	740	738
6% 1/1/48 (c)	4,540	4,554
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (d)	830	907
Series 2017 A 5% 7/1/36 (d)	1,450	1,639
Series 2017 A:
5% 7/1/31 (d)	1,695	1,950
5% 7/1/33 (d)	910	1,040
5% 7/1/37 (d)	1,075	1,211
Series 2017 B:
5% 7/1/29	2,070	2,455
5% 7/1/33	2,900	3,375
5% 7/1/36	3,310	3,809
5% 7/1/37	2,070	2,373
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 2011 C, 5% 7/1/23	1,655	1,779
Pima County Swr. Sys. Rev. Series 2012 A, 5% 7/1/26	830	909
Salt Verde Finl. Corp. Sr. Gas Rev.:
Series 2007:
5.25% 12/1/21	2,900	3,136
5.5% 12/1/29	7,370	8,815
5.25% 12/1/22	1,240	1,367
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	870	905
Tempe Indl. Dev. Auth. Rev. (Mirabella At Asu, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (c)	440	473
6.125% 10/1/52 (c)	440	471
Series 2017 B, 6% 10/1/37 (c)	220	237

TOTAL ARIZONA		79,221

California - 3.5%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,250	2,462
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series B, 2.85%, tender 4/1/25 (a)	6,840	7,052
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	3,540	3,431
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.) Series 2001 A, 0% 10/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,823
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	100	100
Series 2009, 6% 4/1/38	6,470	6,532
5.25% 12/1/33	150	150
5.25% 4/1/35	7,975	8,683
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
5.5% 3/1/40	5,710	5,925
5.6% 3/1/36	2,440	2,536
California Health Facilities Fing. Auth. Rev. (Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	7,450	7,580
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/26	1,985	2,216
5% 6/1/28	5,110	5,670
(Various Cap. Projs.) Series 2011 A, 5.25% 10/1/26	4,140	4,511
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/22	3,395	3,699
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,520	989
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/23	3,140	3,459
5% 6/1/24	1,770	1,943
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	4,100	3,147
0% 11/1/30 (FSA Insured)	4,140	2,911
Long Beach Unified School District Series 2009, 5.5% 8/1/29	155	158
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005, 5% 9/1/19 (AMBAC Insured)	2,105	2,110
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/25	1,205	1,319
5% 3/1/27	1,655	1,807
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36 (Pre-Refunded to 3/15/20 @ 100)	3,310	3,456
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,745	2,719
Oakland Gen. Oblig. Series 2012:
5% 1/15/26	3,755	3,998
5% 1/15/28	3,595	3,824
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	1,450	1,681
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,885	3,099
Series 2011, 0% 8/1/46	950	306
Series B:
0% 8/1/37	6,455	3,184
0% 8/1/39	19,705	8,793
Poway Unified School District Pub. Fing.:
5% 9/1/24	825	918
5% 9/1/26	1,050	1,167
5% 9/1/29	2,185	2,385
5% 9/1/31	985	1,067
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,292
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	3,145	3,205
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	2,980	1,738
Series 2008 E, 0% 7/1/47 (e)	7,205	4,707
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27	3,815	4,277
5% 6/1/31	4,790	5,317
San Marcos Unified School District Series 2010 B, 0% 8/1/47	17,635	5,601
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,495	3,724
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,240	1,150
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	2,485	2,698
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	3,725	4,310
Series 2013 B, 5.5% 8/1/38	830	960
Washington Township Health Care District Rev.:
Series 2009 A, 5.75% 7/1/24	1,450	1,473
Series 2010 A:
5.25% 7/1/30	910	948
5.5% 7/1/38	3,160	3,289
West Contra Costa Unified School District Series 2012, 5% 8/1/26	1,655	1,829

TOTAL CALIFORNIA		167,343

Colorado - 1.2%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	2,080	2,229
5% 10/1/43	2,600	2,756
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,365	1,399
4% 9/1/36	1,075	1,098
5% 9/1/46	6,045	6,565
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series B, 0% 7/15/20 (Escrowed to Maturity)	5,795	5,615
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (d)	1,885	2,117
5% 11/15/26 (d)	2,855	3,326
5% 11/15/27 (d)	2,440	2,873
Series 2018 A:
5% 12/1/34 (d)	4,245	5,074
5% 12/1/36 (d)	4,140	4,708
5% 12/1/37 (d)	8,280	9,364
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,240	10,809
Series 2010 C:
5.25% 9/1/25	830	868
5.375% 9/1/26	830	869

TOTAL COLORADO		59,670

Connecticut - 0.7%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	1,390	1,569
Series 2018 F:
5% 9/15/23	2,150	2,380
5% 9/15/24	2,690	3,015
5% 9/15/25	2,700	3,055
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	415	481
5% 7/1/27	290	339
5% 7/1/28	525	610
5% 7/1/29	330	382
Series 2016 K, 4% 7/1/46	7,315	7,195
Series K1:
5% 7/1/27	415	468
5% 7/1/29	1,060	1,195
5% 7/1/30	830	930
5% 7/1/33	1,325	1,464
5% 7/1/34	620	682
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5.5% 1/1/20 (d)	1,265	1,284
Hbr. Point Infra Impt. District Series 2017:
5% 4/1/30 (c)	3,785	4,016
5% 4/1/39 (c)	4,865	5,034
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	885	1,033

TOTAL CONNECTICUT		35,132

District Of Columbia - 0.6%
District of Columbia Rev. Series B, 4.75% 6/1/32	2,235	2,306
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2017 A:
5% 10/1/28 (d)	5,505	6,429
5% 10/1/29 (d)	6,690	7,774
5% 10/1/31 (d)	1,200	1,379
5% 10/1/32 (d)	1,855	2,126
5% 10/1/33 (d)	910	1,038
5% 10/1/35 (d)	2,070	2,344
5% 10/1/42 (d)	4,140	4,591

TOTAL DISTRICT OF COLUMBIA		27,987

Florida - 11.2%
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/25	1,655	1,925
5% 7/1/26	1,450	1,670
5% 7/1/28	1,445	1,654
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (d)	800	877
Series 2012 Q1, 5% 10/1/25	4,315	4,739
Series 2017:
5% 10/1/25 (d)	205	235
5% 10/1/26 (d)	830	961
5% 10/1/27 (d)	830	969
5% 10/1/28 (d)	830	962
5% 10/1/29 (d)	2,200	2,534
5% 10/1/30 (d)	610	699
5% 10/1/32 (d)	2,900	3,300
5% 10/1/33 (d)	1,080	1,225
5% 10/1/34 (d)	1,055	1,191
5% 10/1/35 (d)	1,240	1,396
5% 10/1/36 (d)	1,655	1,855
5% 10/1/37 (d)	1,865	2,083
5% 10/1/42 (d)	3,520	3,898
5% 10/1/47 (d)	4,965	5,478
Series A:
5% 10/1/23 (d)	1,180	1,316
5% 10/1/28 (d)	2,485	2,793
5% 10/1/30 (d)	2,900	3,231
5% 10/1/31 (d)	2,485	2,761
5% 10/1/32 (d)	2,320	2,570
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	555	646
(Broward County School District) Series 2012 A, 5% 7/1/24	1,795	1,961
Series 2012 A:
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,845	2,032
5% 7/1/27	4,715	5,112
Series 2015 A:
5% 7/1/24	1,855	2,122
5% 7/1/27	830	954
Series 2015 B, 5% 7/1/24	2,280	2,609
Series 2016, 5% 7/1/32	1,820	2,081
Citizens Property Ins. Corp. Series 2011 A1, 5% 6/1/19	1,420	1,438
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	9,550	10,370
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	1,705	1,951
5% 7/1/32	10,120	11,459
Series 2016 A, 5% 7/1/33	1,110	1,267
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2011 E, 5% 6/1/24	5,464	5,851
Series 2011 F, 5% 6/1/23	5,025	5,382
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,300	5,777
Series 2015 C:
5% 10/1/30	2,705	2,977
5% 10/1/40	1,655	1,772
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,810	2,103
5% 10/1/31	1,975	2,286
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,065	3,358
Series 2015 B:
5% 10/1/28	830	956
5% 10/1/30	1,490	1,704
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (d)	830	913
Series 2016:
5% 10/1/20 (d)	165	173
5% 10/1/21 (d)	1,280	1,374
5% 10/1/22 (d)	830	909
5% 10/1/24 (d)	2,485	2,814
5% 10/1/26 (d)	1,405	1,627
5% 10/1/27 (d)	830	970
Series 2017 A:
5% 10/1/24 (d)	1,925	2,180
5% 10/1/25 (d)	830	952
5% 10/1/27 (d)	1,655	1,934
5% 10/1/29 (d)	2,485	2,871
5% 10/1/30 (d)	2,665	3,066
5% 10/1/32 (d)	5,590	6,379
5% 10/1/34 (d)	4,965	5,626
5% 10/1/35 (d)	6,565	7,412
5% 10/1/36 (d)	6,210	6,981
5% 10/1/37 (d)	5,175	5,792
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	1,165	1,222
5% 6/1/24	230	257
Highlands County Health Facilities Auth. Rev. Series 2008:
6% 11/15/37	10,740	11,114
6% 11/15/37 (Pre-Refunded to 11/15/19 @ 100)	25	26
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	830	912
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	830	929
5% 6/1/28 (FSA Insured)	830	925
5% 6/1/30 (FSA Insured)	1,865	2,065
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (d)	5,225	5,570
Miami-Dade County Aviation Rev.:
Series 2010, 5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	2,515	2,674
Series 2012 A:
5% 10/1/21 (d)	1,575	1,689
5% 10/1/22 (d)	830	908
5% 10/1/23 (d)	6,375	6,955
5% 10/1/24 (d)	7,490	8,149
5% 10/1/30 (d)	5,810	6,231
5% 10/1/31 (d)	3,310	3,545
Series 2014 A:
5% 10/1/28 (d)	4,140	4,585
5% 10/1/33 (d)	6,940	7,587
5% 10/1/36 (d)	13,125	14,269
Series 2015 A:
5% 10/1/29 (d)	1,310	1,457
5% 10/1/31 (d)	1,100	1,215
5% 10/1/35 (d)	4,555	4,959
Series 2016 A:
5% 10/1/29	1,200	1,392
5% 10/1/31	1,450	1,667
Series 2017 B, 5% 10/1/40 (d)	10,760	11,923
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26	3,105	3,403
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	2,900	3,163
Series 2014 B:
5% 7/1/26	2,070	2,347
5% 7/1/27	1,450	1,640
5% 7/1/28	830	936
Series A:
5% 7/1/32	3,560	4,076
5% 7/1/33	3,020	3,447
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2011 B, 5.625% 5/1/31	5,465	5,872
Series 2015 A:
5% 5/1/26	4,555	5,169
5% 5/1/27 (FSA Insured)	645	738
5% 5/1/28	9,695	11,002
5% 5/1/29	3,375	3,813
Series 2015 B:
5% 5/1/26	7,035	7,983
5% 5/1/27	18,320	20,892
Series 2016 A:
5% 5/1/30	6,225	7,056
5% 5/1/32	8,280	9,321
Series 2016 B, 5% 8/1/26	8,960	10,518
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/42	1,820	1,959
Orange County Health Facilities Auth. Series 2012 A, 5% 10/1/42	9,975	10,606
Orange County School Board Ctfs. of Prtn.:
Series 2015 C, 5% 8/1/30	8,280	9,421
Series 2016 C, 5% 8/1/33	3,120	3,563
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 B, 5% 10/1/33	1,750	1,763
Series 2012 A, 5% 10/1/25	910	1,069
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (d)	995	1,069
5% 10/1/23 (d)	1,095	1,223
5% 10/1/24 (d)	1,140	1,294
5% 10/1/27 (d)	830	961
5% 10/1/29 (d)	860	986
5% 10/1/30 (d)	1,530	1,747
5% 10/1/31 (d)	1,075	1,223
5% 10/1/32 (d)	1,655	1,877
5% 10/1/33 (d)	3,555	4,022
5% 10/1/34 (d)	3,730	4,203
5% 10/1/35 (d)	3,930	4,415
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/22	555	607
5% 12/1/23	1,155	1,280
5% 12/1/24	1,265	1,422
5% 12/1/25	445	496
5% 12/1/31	415	452
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	3,905	4,491
5% 8/1/29	4,965	5,678
5% 8/1/31	13,725	15,563
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	4,140	4,786
5% 10/1/32	5,190	5,919
South Lake County Hosp. District (South Lake Hosp., Inc.):
Series 2009 A:
6% 4/1/29	1,160	1,169
6.25% 4/1/39	2,730	2,752
Series 2010, 5.25% 10/1/34	2,900	3,004
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	2,070	2,151
5% 8/15/26	2,815	3,287
5% 8/15/27	1,865	2,199
5% 8/15/28	1,240	1,452
5% 8/15/30	2,685	3,110
5% 8/15/31	2,590	2,985
5% 8/15/32	1,930	2,216
5% 8/15/34	5,360	6,107
5% 8/15/35	3,555	4,039
5% 8/15/42	5,465	6,109
5% 8/15/47	8,115	9,039
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	910	979
Series 2015 A, 5% 12/1/40	1,820	1,954
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A:
5% 9/1/22	1,905	2,094
5% 9/1/25	340	372
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	830	946
5% 8/1/32 (Build America Mutual Assurance Insured)	4,140	4,667
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	1,470	1,683
5% 8/1/26	280	319

TOTAL FLORIDA		536,792

Georgia - 1.6%
Atlanta Wtr. & Wastewtr. Rev. 5% 11/1/27	830	960
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997 1, 2.05%, tender 11/19/21 (a)	1,655	1,614
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	6,290	6,260
2.2%, tender 4/2/19 (a)	2,485	2,484
2.2%, tender 4/2/19 (a)	5,380	5,378
2.2%, tender 4/2/19 (a)	3,395	3,393
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	2,485	2,674
Fulton County Wtr. & Swr. Rev. Series 2011, 5% 1/1/24	5,380	5,696
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S:
5% 10/1/22	2,835	3,127
5% 10/1/23	3,310	3,646
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	1,860	1,803
5% 8/1/39	1,705	1,844
5% 8/1/43	2,275	2,456
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	21,230	22,417
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series A, 5.25% 9/15/19	1,585	1,621
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25	2,900	3,247
5% 4/1/30	1,655	1,811
5% 4/1/44	3,160	3,363
Valdosta & Lowndes County Hosp. (South Georgia Med. Ctr. Proj.) 5% 10/1/20	875	878

TOTAL GEORGIA		74,672

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (d)	6,210	6,811
5% 7/1/45 (d)	16,455	18,008
Series 2018 A:
5% 7/1/29 (d)	1,055	1,235
5% 7/1/30 (d)	1,240	1,439
5% 7/1/31 (d)	1,215	1,404
5% 7/1/32 (d)	1,240	1,428
5% 7/1/33 (d)	1,265	1,451
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (d)	1,305	1,424
5.25% 8/1/24 (d)	1,655	1,848
5.25% 8/1/25 (d)	2,070	2,295

TOTAL HAWAII		37,343

Idaho - 0.1%
Idaho Health Facilities Auth. Rev. Series 2015 ID, 5% 12/1/25	2,275	2,635
Illinois - 23.4%
Boone & Winnebago County Cmnty. Unit School District 200:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,426
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,615	1,493
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,960	1,788
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,975	2,098
Series 2010 F, 5% 12/1/20	1,070	1,101
Series 2011 A:
5% 12/1/41	4,790	4,791
5.25% 12/1/41	2,965	2,986
5.5% 12/1/39	6,540	6,638
Series 2012 A, 5% 12/1/42	7,630	7,630
Series 2015 C, 5.25% 12/1/39	1,405	1,427
Series 2016 B, 6.5% 12/1/46	660	734
Series 2017 A, 7% 12/1/46 (c)	2,320	2,692
Series 2017 C:
5% 12/1/22	2,175	2,264
5% 12/1/23	1,880	1,965
5% 12/1/24	4,770	5,009
5% 12/1/25	2,725	2,866
5% 12/1/26	800	843
5% 12/1/30	2,105	2,181
Series 2017 D:
5% 12/1/23	2,460	2,571
5% 12/1/24	1,030	1,082
5% 12/1/31	2,485	2,564
Series 2018 A:
5% 12/1/25	830	873
5% 12/1/26	830	875
5% 12/1/28	3,915	4,115
5% 12/1/30	1,655	1,721
5% 12/1/32	950	981
5% 12/1/35	830	847
Series 2018 C, 5% 12/1/46	3,250	3,226
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (d)	8,550	9,383
5% 1/1/28 (d)	15,855	17,339
5% 1/1/33 (d)	4,450	4,806
5% 1/1/34 (d)	2,150	2,317
Series 2016 A, 5% 1/1/28 (d)	1,655	1,856
Series 2016 B:
4% 1/1/35	1,305	1,325
5% 1/1/36	1,655	1,818
5% 1/1/37	2,235	2,441
5% 1/1/46	5,865	6,331
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	5,195	5,702
Series 2013 D, 5% 1/1/27	2,650	2,909
Series 2015 A:
5% 1/1/31 (d)	5,000	5,490
5% 1/1/32 (d)	10,100	11,056
Series 2015 C:
5% 1/1/24 (d)	1,190	1,320
5% 1/1/46 (d)	1,985	2,128
Series 2016 B, 5% 1/1/34	5,050	5,622
Series 2016 C:
5% 1/1/33	2,255	2,520
5% 1/1/34	2,610	2,906
Series 2016 G:
5% 1/1/37 (d)	1,655	1,812
5% 1/1/42 (d)	1,655	1,796
5.25% 1/1/29 (d)	290	333
5.25% 1/1/31 (d)	330	376
Series 2017 A, 5% 1/1/31	2,925	3,340
Series 2017 B:
5% 1/1/35	1,740	1,954
5% 1/1/37	7,080	7,893
Series 2017 C:
5% 1/1/30	495	568
5% 1/1/31	495	565
5% 1/1/32	540	613
Series 2017 D:
5% 1/1/28 (d)	2,475	2,815
5% 1/1/29 (d)	2,070	2,342
5% 1/1/32 (d)	2,235	2,490
5% 1/1/34 (d)	3,360	3,716
5% 1/1/35 (d)	2,485	2,741
5% 1/1/36 (d)	3,090	3,395
5% 1/1/37 (d)	1,655	1,812
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (d)	2,185	2,405
5% 7/1/48 (d)	9,030	9,819
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	14,900	16,116
Series 2017, 5% 12/1/46	3,395	3,635
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,670	1,807
5% 6/1/23	1,505	1,657
5% 6/1/24	255	285
5% 6/1/25	255	288
5% 6/1/26	205	233
Cook County Forest Preservation District:
Series 2012 A, 5% 11/15/22	1,655	1,791
Series 2012 C, 5% 12/15/21	830	884
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	570	599
5.25% 11/15/33	14,925	15,502
Series 2010 G, 5% 11/15/25	2,815	2,930
Series 2012 C, 5% 11/15/24	9,190	9,961
Series 2016 A:
5% 11/15/26	4,420	5,005
5% 11/15/27	2,320	2,610
5% 11/15/28	3,020	3,375
5% 11/15/29	3,760	4,169
5% 11/15/30	4,140	4,573
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2017, 5% 2/1/25	745	844
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	540	615
5% 8/1/30	760	862
5% 8/1/32	1,015	1,141
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	830	862
5% 10/1/29	830	955
5% 10/1/30	830	951
5% 10/1/35	1,655	1,863
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	25,725	25,448
5% 5/15/43	34,525	38,115
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	25,025	26,064
5.375% 5/15/30	6,020	6,239
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	950	956
4% 2/15/33	225	236
5% 2/15/25	190	219
5% 2/15/26	2,525	2,948
5% 2/15/29	5,110	5,957
5% 2/15/36	1,160	1,304
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	830	886
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	415	459
Series 2009, 5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,545	1,620
Series 2010, 5.25% 5/1/25	5,795	6,044
Series 2012 A:
5% 5/15/20	415	432
5% 5/15/22	1,805	1,968
5% 5/15/23	250	271
Series 2012:
4% 9/1/32	7,265	7,426
5% 9/1/32	1,575	1,700
5% 9/1/38	21,730	23,218
5% 11/15/43	4,315	4,522
Series 2013:
5% 11/15/24	415	454
5% 11/15/27	85	92
5% 11/15/28	2,380	2,573
5% 11/15/29	1,160	1,252
5% 5/15/43	9,775	10,176
Series 2014, 5% 8/1/38	11,050	12,053
Series 2015 A:
5% 11/15/21	495	535
5% 11/15/45	2,670	2,860
Series 2015 B, 5% 11/15/27	2,615	2,971
Series 2015 C:
4.125% 8/15/37	715	720
5% 8/15/35	6,175	6,718
5% 8/15/44	30,175	32,220
Series 2016 A:
5% 8/15/22	830	894
5% 7/1/24	1,155	1,309
5% 8/15/25	1,970	2,209
5% 8/15/26	2,635	2,980
5% 7/1/28	1,020	1,168
5% 2/15/29	4,255	4,794
5% 2/15/30	4,490	5,037
5% 7/1/30	590	667
5% 2/15/31	3,620	4,044
5% 7/1/31	1,040	1,162
5% 2/15/32	3,520	3,916
5% 7/1/33	540	600
5% 7/1/34	4,140	4,581
5% 8/15/34	535	583
5% 8/15/35	420	457
5% 7/1/36	2,140	2,353
5% 8/15/36	1,685	1,825
5.25% 8/15/27	1,865	2,131
5.25% 8/15/28	2,395	2,723
5.25% 8/15/30	1,840	2,075
5.25% 8/15/31	495	556
Series 2016 B:
5% 8/15/31	6,095	6,934
5% 8/15/32	5,000	5,658
5% 8/15/34	6,220	6,986
5% 8/15/36	8,680	9,632
Series 2016 C:
3.75% 2/15/34	1,215	1,215
4% 2/15/36	5,160	5,271
4% 2/15/41	14,810	14,922
5% 2/15/22	1,095	1,193
5% 2/15/24	555	630
5% 2/15/30	6,425	7,440
5% 2/15/31	12,595	14,505
5% 2/15/32	3,660	4,189
5% 2/15/34	2,920	3,309
5% 2/15/41	8,845	9,808
Series 2016:
5% 5/15/29	1,040	1,184
5% 12/1/29	1,420	1,596
5% 5/15/30	2,200	2,486
5% 12/1/46	3,865	4,116
Series 2017 A, 5% 8/1/42	730	782
Series 2017:
5% 7/1/26	1,450	1,727
5% 1/1/29	2,775	3,257
5% 7/1/33	5,640	6,488
5% 7/1/34	4,640	5,324
5% 7/1/35	3,900	4,466
Series 2018 A:
4.25% 1/1/44	2,465	2,483
5% 1/1/44	14,900	16,051
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	2,565	2,631
Series 2012 A, 4% 1/1/23	2,090	2,114
Series 2012:
5% 8/1/21	1,985	2,068
5% 3/1/23	4,265	4,449
5% 8/1/23	3,810	4,038
Series 2013:
5% 1/1/22	2,420	2,463
5.5% 7/1/24	830	899
5.5% 7/1/25	4,315	4,660
Series 2014:
5% 2/1/22	880	921
5% 2/1/23	3,665	3,866
5% 2/1/25	3,005	3,173
5% 2/1/26	2,270	2,387
5% 4/1/28	1,895	1,979
5% 5/1/28	1,780	1,860
5.25% 2/1/31	360	376
Series 2016:
5% 2/1/23	1,500	1,582
5% 2/1/24	8,285	8,795
5% 6/1/25	7,295	7,789
5% 11/1/25	2,485	2,657
5% 6/1/26	995	1,065
5% 2/1/27	9,975	10,700
Series 2017 D:
5% 11/1/22	19,770	20,852
5% 11/1/23	20,695	21,977
5% 11/1/24	28,975	30,916
5% 11/1/25	28,795	30,783
5% 11/1/26	8,690	9,317
5% 11/1/27	2,900	3,114
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/25	6,715	7,664
5% 2/1/26	8,585	9,840
5% 2/1/31	3,370	3,802
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A:
5% 1/1/37	3,020	3,372
5% 1/1/40	12,915	14,332
Series 2015 B, 5% 1/1/40	7,205	7,941
Series 2016 A:
5% 12/1/31	5,825	6,579
5% 12/1/32	8,525	9,611
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/19 (FSA Insured)	1,655	1,625
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
0% 12/1/21 (AMBAC Insured)	2,560	2,382
0% 12/1/21 (Escrowed to Maturity)	1,575	1,487
6.5% 1/1/20 (AMBAC Insured)	2,600	2,713
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	5,795	6,447
5% 2/1/35	4,140	4,595
5% 2/1/36	7,120	7,874
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,495	1,419
McHenry & Kane Counties Cmnty. Consolidated School District #158:
Series 2003:
0% 1/1/19	2,295	2,295
0% 1/1/19 (Escrowed to Maturity)	155	155
Series 2004, 0% 1/1/24 (FSA Insured)	4,220	3,657
0% 1/1/19 (Escrowed to Maturity)	35	35
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,990	2,861
Series 1994 A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,500	5,431
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,215	4,459
Series 2010 B1:
0% 6/15/43 (FSA Insured)	41,985	13,909
0% 6/15/44 (FSA Insured)	48,430	15,297
0% 6/15/45 (FSA Insured)	25,250	7,603
0% 6/15/47 (FSA Insured)	3,000	820
Series 2012 B, 0% 12/15/51	10,845	2,114
Series A:
0% 6/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,045	929
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,560	2,056
Series 1993:
0% 6/15/19	2,300	2,271
0% 6/15/19 (Escrowed to Maturity)	470	466
Series 1996 A, 0% 6/15/24	2,535	2,078
Series 2002, 5.5% 6/15/20	220	222
Series 2017 B:
5% 12/15/25	830	892
5% 12/15/26	2,755	2,970
5% 12/15/27	295	318
5% 12/15/31	560	598
5% 12/15/34	330	349
Series A, 0% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,785	1,737
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,140	4,713
5% 6/1/28	2,275	2,575
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1991, 0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,625	6,430
Series 1999 A:
0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,325	1,286
0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,110	3,889
Series 2010 A:
5% 4/1/25	5,070	5,236
5.25% 4/1/30	3,475	3,592
Series 2013:
6% 10/1/42	4,555	5,099
6.25% 10/1/38	4,495	5,094
Series 2018 A, 5% 4/1/30	3,425	3,965
Will County Cmnty. Unit School District #365-U:
Series 2007 B, 0% 11/1/26 (FSA Insured)	5,095	4,014
Series 2012, 0% 11/1/25	985	806
0% 11/1/19 (Escrowed to Maturity)	1,215	1,195
0% 11/1/19 (FSA Insured)	7,790	7,650
Will County Illinois Series 2016:
5% 11/15/31	1,340	1,510
5% 11/15/32	1,020	1,146
5% 11/15/33	1,240	1,389
5% 11/15/34	1,240	1,385

TOTAL ILLINOIS		1,120,336

Indiana - 1.3%
Crown Point Multi-School Bldg. Corp. 0% 1/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,195	5,935
Indiana Fin. Auth. Rev.:
Series 2012:
5% 3/1/30	3,790	4,073
5% 3/1/41	6,920	7,349
Series 2015 A, 5.25% 2/1/32	5,845	6,783
Series 2016:
4% 9/1/21	330	346
5% 9/1/22	250	275
5% 9/1/23	375	420
5% 9/1/24	560	638
5% 9/1/26	1,075	1,256
5% 9/1/27	540	624
5% 9/1/28	2,535	2,910
5% 9/1/29	1,240	1,417
5% 9/1/30	1,160	1,318
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A:
5% 10/1/24	330	367
5% 10/1/26	2,105	2,334
Series 2015 A, 5% 10/1/30	3,990	4,502
Series 2011 A, 5.25% 10/1/25	1,450	1,574
Indianapolis Local Pub. Impt. Series 2016:
4% 1/1/32 (d)	830	860
4% 1/1/33 (d)	830	857
4% 1/1/34 (d)	830	853
4% 1/1/35 (d)	2,300	2,355
5% 1/1/26 (d)	875	1,007
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30	1,700	1,866
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	995	1,183
5% 7/1/35	1,960	2,323
5% 7/1/36	2,130	2,511
5% 7/1/37	1,970	2,313
5% 7/1/38	2,600	3,041
Zionsville Cmnty. Schools Bldg. Series 2005, 5% 7/15/20 (FSA Insured)	1,610	1,674

TOTAL INDIANA		62,964

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,145	1,183
5% 5/15/48	2,010	2,069

TOTAL IOWA		3,252

Kansas - 0.6%
Kansas Dev. Fin. Agcy. Series 2009:
5.75% 11/15/38 (Pre-Refunded to 11/15/19 @ 100)	230	237
5.75% 11/15/38 (Pre-Refunded to 11/15/19 @ 100)	10,120	10,462
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,540	1,689
5% 9/1/25	3,310	3,626
5% 9/1/26	1,615	1,768
Series 2016 A:
5% 9/1/40	3,740	4,165
5% 9/1/45	5,630	6,248

TOTAL KANSAS		28,195

Kentucky - 0.9%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	540	571
5% 1/1/22	600	649
5% 1/1/23	350	386
5% 1/1/28	1,310	1,498
5% 1/1/31	1,240	1,399
5% 1/1/32	1,240	1,392
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	1,340	1,437
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	830	954
5% 5/1/27	2,435	2,817
5% 5/1/29	4,510	5,211
5% 5/1/32	1,185	1,357
5% 5/1/33	915	1,044
5% 5/1/34	1,045	1,187
5% 5/1/35	615	695
5% 5/1/36	520	585
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,815	3,144
5.75% 10/1/38	7,255	8,127
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28	615	656
5% 12/1/30	600	637
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	2,485	2,658
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	6,730	6,760

TOTAL KENTUCKY		43,164

Louisiana - 0.9%
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,240	1,422
5% 12/15/25	2,585	3,002
5% 12/15/26	1,045	1,227
5% 12/15/28	1,655	1,913
5% 12/15/29	1,175	1,345
5% 12/15/30	2,320	2,637
Series 2018 E:
5% 7/1/37	1,615	1,802
5% 7/1/38	1,260	1,400
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (d)	1,160	1,290
5% 1/1/29 (d)	4,295	4,733
5% 1/1/30 (d)	5,795	6,360
5% 1/1/31 (d)	2,070	2,264
5% 1/1/40 (d)	6,860	7,374
Series 2017 B:
5% 1/1/27 (d)	330	379
5% 1/1/28 (d)	205	234
5% 1/1/32 (d)	330	369
5% 1/1/33 (d)	580	647
5% 1/1/34 (d)	180	200
5% 1/1/35 (d)	330	365
Series 2017 D2:
5% 1/1/27 (d)	415	477
5% 1/1/28 (d)	595	680
5% 1/1/31 (d)	530	596
5% 1/1/33 (d)	850	948
5% 1/1/34 (d)	1,020	1,133
5% 1/1/36 (d)	775	855
5% 1/1/37 (d)	1,275	1,402

TOTAL LOUISIANA		45,054

Maine - 1.1%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	3,140	3,273
Series 2013, 5% 7/1/25	1,475	1,592
Series 2016 A:
4% 7/1/41	1,910	1,847
4% 7/1/46	2,680	2,543
5% 7/1/41	8,620	9,122
5% 7/1/46	22,975	24,237
Series 2017 B:
4% 7/1/25	375	407
4% 7/1/31	580	608
4% 7/1/32	415	432
4% 7/1/34	835	864
5% 7/1/26	270	313
5% 7/1/28	420	488
5% 7/1/29	330	381
5% 7/1/33	830	941
5% 7/1/35	630	710
Series 2017 D, 5.75% 7/1/38	135	135
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	870	988
5% 7/1/36	2,150	2,413
5% 7/1/38	555	619

TOTAL MAINE		51,913

Maryland - 0.6%
Baltimore Proj. Rev. (Wtr. Projs.) Series 2009 A:
5.375% 7/1/34 (Pre-Refunded to 7/1/19 @ 100)	155	158
5.375% 7/1/34 (Pre-Refunded to 7/1/19 @ 100)	260	265
City of Westminster Series 2016:
5% 11/1/27	2,150	2,405
5% 11/1/28	2,275	2,531
5% 11/1/29	2,410	2,662
5% 11/1/30	2,555	2,804
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	1,035	1,185
5% 6/1/35	1,655	1,855
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/41 (d)	1,505	1,584
5% 3/31/46 (d)	2,485	2,607
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	2,645	2,896
(Univ. of Maryland Med. Sys. Proj.) Series 2008 F, 5.25% 7/1/21	830	831
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,785	2,939
Series 2015, 5% 7/1/24	625	704
Series 2016 A:
4% 7/1/42	1,430	1,411
5% 7/1/35	575	631
Rockville Mayor & Council Econ. Dev. (Rfdg.-Ingleside King Farm Proj.) Series 2017:
2.5% 11/1/24	1,455	1,389
3% 11/1/25	1,070	1,038
5% 11/1/30	375	402

TOTAL MARYLAND		30,297

Massachusetts - 1.9%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lawrence Gen. Hosp. MA. Proj.) Series 2017:
5% 7/1/25	170	188
5% 7/1/29	590	650
5% 7/1/30	630	691
5% 7/1/31	665	727
5% 7/1/32	830	903
5% 7/1/34	830	897
5% 7/1/37	830	886
5% 7/1/42	745	788
(Lawrence Gen. Hosp.) Series 2017:
5% 7/1/19	230	233
5% 7/1/20	370	383
5% 7/1/21	380	401
5% 7/1/47	1,160	1,222
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,360	1,509
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	3,210	3,768
5% 7/1/32	11,870	13,780
5% 7/1/34	3,500	4,021
Series 2017, 4% 7/1/41	8,280	8,386
(Tufts Med. Ctr. Proj.) Series 2011, 6.75% 1/1/36	1,310	1,428
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	830	827
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	830	945
5% 10/1/28	875	990
5% 10/1/29	920	1,037
5% 10/1/31	1,015	1,133
5% 10/1/32	1,065	1,185
Series 2016:
5% 10/1/29	830	969
5% 10/1/30	1,240	1,439
5% 7/1/31	1,385	1,551
5% 10/1/31	1,340	1,547
Series 2017, 5% 7/1/27	535	594
Series BB1, 5% 10/1/46	345	385
Massachusetts Edl. Fing. Auth. Rev. Series 2017 B, 4.25% 7/1/46 (d)	8,280	8,391
Massachusetts Gen. Oblig.:
Series 2016 B, 5% 7/1/31	2,005	2,331
Series 2017 A, 5% 4/1/36	1,750	2,009
Series 2017 D, 5% 2/1/33	4,460	5,179
Series 2017 F, 5% 11/1/46	2,485	2,816
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	1,155	1,160
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	1,740	2,011
5% 7/1/34	895	1,031
5% 7/1/38	1,300	1,479
Series 2016 B, 5% 7/1/43 (d)	7,110	7,837
Series 2017 A, 5% 7/1/25 (d)	1,500	1,735

TOTAL MASSACHUSETTS		89,442

Michigan - 2.0%
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/32 (FSA Insured)	1,000	1,079
Series A, 5% 7/1/34 (FSA Insured)	1,000	1,072
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	3,310	3,595
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	2,030	2,299
5% 7/1/48	8,725	9,842
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	1,955	2,208
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	2,485	2,683
Michigan Bldg. Auth. Rev. (Facilities Prog.):
Series 2015 I, 5% 4/15/30	4,140	4,760
Series 2016 I, 5% 4/15/24	245	280
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	2,570	2,904
(Trinity Health Proj.) Series 2017:
5% 12/1/35	1,585	1,806
5% 12/1/42	2,140	2,391
Series 2012 A:
5% 6/1/20 (Escrowed to Maturity)	1,695	1,766
5% 6/1/21 (Escrowed to Maturity)	290	310
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,900	3,187
Series 2012, 5% 11/15/42	8,595	9,156
Series 2015 MI, 5% 12/1/24	3,680	4,222
Series 2016, 5% 11/15/41	1,560	1,681
Series MI, 5.5% 12/1/27	3,930	4,622
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	1,240	1,434
Series 2012 A, 5% 6/1/26	1,655	1,801
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	175	176
Portage Pub. Schools Series 2016:
5% 11/1/30	2,365	2,728
5% 11/1/31	2,090	2,402
5% 11/1/36	205	231
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (d)	5,790	6,581
Series 2015 G, 5% 12/1/28 (d)	4,555	5,156
Series 2017 A:
4% 12/1/33 (FSA Insured)	1,230	1,304
4% 12/1/34 (FSA Insured)	1,020	1,071
4% 12/1/35 (FSA Insured)	995	1,047
4% 12/1/36 (FSA Insured)	1,035	1,082
5% 12/1/31	310	358
5% 12/1/32	315	362
5% 12/1/34	580	665
5% 12/1/35	540	617
5% 12/1/37	355	400
Series 2017 B:
5% 12/1/29 (d)	495	567
5% 12/1/30 (d)	580	660
5% 12/1/31 (d)	660	748
5% 12/1/32 (d)	420	475
5% 12/1/32 (d)	540	610
5% 12/1/34 (d)	495	556
5% 12/1/35 (d)	540	605
5% 12/1/37 (d)	705	783
5% 12/1/42 (d)	830	911
Series 2018 D, 5% 12/1/29 (d)	3,645	4,249

TOTAL MICHIGAN		97,442

Minnesota - 0.2%
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	2,345	2,587
Series 2017:
4% 5/1/21	415	432
5% 5/1/25	660	755
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	615	699
5% 10/1/45	1,370	1,490
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	990	1,091
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/44 (Pre-Refunded to 11/15/25 @ 100)	1,255	1,473

TOTAL MINNESOTA		8,527

Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	580	643
5% 3/1/31	620	683
5% 3/1/36	1,240	1,341
Kansas City Spl. Oblig.:
5% 9/1/26	980	999
5% 9/1/27	405	413
5% 9/1/28	830	846
5% 9/1/29	830	846
5% 9/1/30	1,150	1,172
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	710	729
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	830	847
3.25% 2/1/28	830	850
4% 2/1/40	660	670
5% 2/1/29	1,025	1,165
5% 2/1/31	2,150	2,419
5% 2/1/33	2,375	2,660
5% 2/1/36	2,235	2,479
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5% 9/1/38	1,395	1,399
5.125% 9/1/48	2,460	2,463

TOTAL MISSOURI		22,624

Nebraska - 0.3%
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	830	892
5% 7/1/36	570	649
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	2,050	2,304
5% 1/1/40	935	1,042
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/22 (d)	620	685
5% 12/15/23 (d)	620	698
5% 12/15/25 (d)	330	381
5% 12/15/26 (d)	1,190	1,390
5% 12/15/27 (d)	830	964
5% 12/15/30 (d)	1,240	1,417
5% 12/15/31 (d)	650	741
5% 12/15/33 (d)	660	749
5% 12/15/35 (d)	1,655	1,869
5% 12/15/36 (d)	420	473
Series 2017 C, 5% 12/15/21 (d)	340	368

TOTAL NEBRASKA		14,622

Nevada - 0.5%
Clark County Arpt. Rev. (Sub Lien Proj.) Series 2017 A-1, 5% 7/1/21 (d)	5,770	6,157
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B:
5% 7/1/20 (d)	1,625	1,693
5% 7/1/22 (d)	1,865	2,031
5% 7/1/23 (d)	3,310	3,663
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2011 C, 5% 6/1/24	4,485	4,797
Series 2016 B, 5% 6/1/36	3,750	4,269

TOTAL NEVADA		22,610

New Hampshire - 1.8%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	2,485	2,736
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	415	487
5% 8/1/30	830	963
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/29	705	822
(Partners Healthcare Sys., Inc. Proj.):
Series 2017:
5% 7/1/29	3,540	4,186
5% 7/1/34	4,415	5,069
Series 2017:
5% 7/1/28	3,330	3,958
5% 7/1/30	2,125	2,494
5% 7/1/31	4,760	5,555
5% 7/1/32	3,185	3,698
5% 7/1/33	2,900	3,349
5% 7/1/35	4,635	5,298
5% 7/1/36	4,870	5,534
5% 7/1/37	4,290	4,850
Series 2017 B, 4.125% 7/1/24 (c)	1,750	1,753
Series 2017 C, 3.5% 7/1/22 (c)	550	550
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	310	321
Series 2012:
4% 7/1/32	2,295	2,351
5% 7/1/24	830	903
5% 7/1/25	980	1,063
5% 7/1/27	415	447
Series 2016:
3% 10/1/20	465	471
4% 10/1/38	2,010	1,972
5% 10/1/22	885	957
5% 10/1/24	1,755	1,953
5% 10/1/25	1,740	1,954
5% 10/1/29	5,525	6,142
5% 10/1/31	4,315	4,757
5% 10/1/33	3,355	3,672
5% 10/1/38	6,185	6,644
New Hampshire Tpk. Sys. Rev. Series 2012 B, 5% 2/1/24	1,470	1,593

TOTAL NEW HAMPSHIRE		86,502

New Jersey - 6.3%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	860	986
5% 7/1/30 (FSA Insured)	2,105	2,395
5% 7/1/32 (FSA Insured)	1,035	1,170
5% 7/1/33 (FSA Insured)	1,075	1,211
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	10,905	12,088
Series 2017 B:
5% 11/1/23	14,900	16,314
5% 11/1/24	5,795	6,397
Series 2009 AA, 5.5% 12/15/29	1,380	1,399
Series 2013 NN:
5% 3/1/26	4,125	4,427
5% 3/1/27	51,700	55,275
5% 3/1/29	2,055	2,182
Series 2013:
5% 3/1/23	16,455	17,847
5% 3/1/24	14,900	16,106
5% 3/1/25	1,820	1,961
Series 2015 XX:
5% 6/15/22	2,720	2,923
5% 6/15/23	4,140	4,511
5.25% 6/15/27	14,075	15,640
Series 2016 AAA:
5.5% 6/15/31	1,655	1,861
5.5% 6/15/32	4,140	4,634
Series 2016 BBB:
5% 6/15/21	3,310	3,498
5% 6/15/22	5,355	5,754
5% 6/15/23	8,620	9,393
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container Term. LLC. Proj.) Series 2017:
5% 10/1/21 (d)	1,240	1,319
5% 10/1/22 (d)	780	842
5% 10/1/23 (d)	1,240	1,356
5% 10/1/37 (d)	4,590	4,891
5% 10/1/47 (d)	7,450	7,832
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,740	1,931
5% 7/1/32	1,985	2,196
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/20	415	431
5% 7/1/21	275	293
5% 7/1/22	275	299
5% 7/1/23	970	1,072
5% 7/1/24	1,600	1,792
5% 7/1/25	1,660	1,880
5% 7/1/26	915	1,044
5% 7/1/26	275	314
5% 7/1/27	420	477
5% 7/1/27	620	726
5% 7/1/28	300	349
5% 7/1/29	580	652
5% 7/1/29	415	466
5% 7/1/30	690	770
5% 7/1/30	830	954
Series 2016:
4% 7/1/48	2,400	2,323
5% 7/1/41	2,865	3,045
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (d)	1,000	1,088
5% 12/1/23 (d)	1,675	1,850
5% 12/1/26 (d)	830	948
Series 2017 1B, 5% 12/1/21 (d)	1,060	1,133
Series 2018 B:
5% 12/1/25 (d)	3,495	3,959
5% 12/1/26 (d)	1,035	1,182
Series 2018 C, 4% 12/1/48 (d)	1,835	1,785
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	3,230	3,457
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	330	362
Series 2010 D, 5.25% 12/15/23	5,220	5,784
Series 2014 AA:
5% 6/15/23	21,440	23,363
5% 6/15/24	8,280	9,102
Series 2016 A:
5% 6/15/27	2,250	2,523
5% 6/15/28	9,150	10,195
5% 6/15/29	1,865	2,070
Series 2016 A-2, 5% 6/15/23	4,455	4,880
South Jersey Port Corp. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B:
5% 1/1/42 (d)	2,485	2,656
5% 1/1/48 (d)	1,655	1,760
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 1/1/37 (d)	830	899

TOTAL NEW JERSEY		304,222

New York - 4.8%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	1,035	1,096
4% 7/1/34	1,035	1,090
Series 2017 4% 12/1/20 (c)	800	823
Series 2017:
4% 12/1/21 (c)	900	936
5% 12/1/22 (c)	1,400	1,524
5% 12/1/23 (c)	1,200	1,327
5% 12/1/24 (c)	1,100	1,235
5% 12/1/25 (c)	1,200	1,362
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A:
5.75% 2/15/47	5,445	5,835
5.75% 2/15/47 (Pre-Refunded to 2/15/21 @ 100)	250	271
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	10,760	11,605
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	26,320	27,963
New York City Gen. Oblig.:
Series 2003 A, 5.5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5	5
Series 2009, 5.625% 4/1/29	120	121
Series 2012 A1, 5% 8/1/24	6,125	6,575
Series 2012 E, 5% 8/1/24	4,140	4,504
Series 2015 C, 5% 8/1/27	580	668
Series 2016 C and D, 5% 8/1/28	2,175	2,527
Series 2016 E, 5% 8/1/28	3,645	4,273
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) 5% 1/1/19 (AMBAC Insured)	3,090	3,090
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	3,910	3,938
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011 EE, 5.375% 6/15/43	17,505	18,570
Series 2012 EE, 5.25% 6/15/30	5,960	6,596
Series 2013 2, 5% 6/15/47	1,750	1,900
Series 2013 BB, 5% 6/15/47	7,440	8,165
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S3, 5.25% 1/15/34	14,735	14,753
Series 2015 S1, 5% 7/15/43	4,140	4,553
Series 2015 S2, 5% 7/15/35	1,465	1,646
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	4,635	5,089
New York Dorm. Auth. Personal Income Tax Rev. Series 2014 A, 5% 2/15/39 (Pre-Refunded to 2/15/19 @ 100)	5	5
New York Dorm. Auth. Revs. Series 2010 A, 5% 7/1/26	3,310	3,452
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	5,630	6,449
New York Metropolitan Trans. Auth. Rev.:
Series 2012 D, 5% 11/15/25	25,250	27,572
Series 2012 F, 5% 11/15/24	10,265	11,249
Series 2014 B, 5% 11/15/44	8,280	8,920
Series 2015 A1, 5% 11/15/45	6,170	6,683
New York State Dorm. Auth. Series A:
5% 2/15/34	45	45
5% 2/15/39	185	186
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	3,560	3,752
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	5,215	6,001
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	4,470	5,186
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	830	897
Rockland County Gen. Oblig. Series 2014 A:
4% 3/1/23 (FSA Insured)	930	999
4% 3/1/24 (FSA Insured)	1,140	1,238
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,140	4,746

TOTAL NEW YORK		229,420

North Carolina - 0.6%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	1,265	1,495
5% 7/1/33	1,040	1,216
5% 7/1/37	2,910	3,348
Series 2017 B:
5% 7/1/20 (d)	165	172
5% 7/1/21 (d)	175	187
5% 7/1/22 (d)	125	137
5% 7/1/23 (d)	135	151
5% 7/1/24 (d)	155	176
5% 7/1/25 (d)	85	98
5% 7/1/26 (d)	85	99
5% 7/1/27 (d)	160	189
5% 7/1/28 (d)	135	158
5% 7/1/29 (d)	195	227
5% 7/1/30 (d)	210	244
5% 7/1/31 (d)	395	457
5% 7/1/32 (d)	420	484
5% 7/1/33 (d)	440	505
5% 7/1/34 (d)	460	526
5% 7/1/35 (d)	315	359
5% 7/1/36 (d)	255	289
5% 7/1/37 (d)	300	339
5% 7/1/42 (d)	975	1,090
Series 2017 C, 4% 7/1/32	1,190	1,285
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2012, 5% 11/1/41	4,490	4,718
5% 11/1/30 (FSA Insured)	1,055	1,057
North Carolina Med. Care Cmnty. Health:
Series 2012 A, 5% 11/15/26	1,070	1,153
Series 2017, 5% 10/1/31	1,405	1,448
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	7,805	8,098
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2009 A, 5% 1/1/30	790	792

TOTAL NORTH CAROLINA		30,497

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	4,430	4,563
McLean County Solid Waste Facilities Rev. (Great River Energy Projs.) Series 2010 B, 5.15% 7/1/40	1,905	1,970

TOTAL NORTH DAKOTA		6,533

Ohio - 1.9%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,285	7,956
Allen County Hosp. Facilities Rev. (Mercy Health):
Series 2017 A:
5% 8/1/25	2,475	2,837
5% 8/1/26	1,645	1,906
5% 8/1/27	2,060	2,409
5% 8/1/28	2,060	2,408
5% 8/1/29	4,130	4,800
5% 8/1/30	3,520	4,070
Series 2017 B, 5%, tender 5/5/22 (a)	3,030	3,315
American Muni. Pwr., Inc. Rev.:
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	11,675	13,015
Series 2012 B:
5% 2/15/42	1,615	1,715
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	460	502
Columbus City School District 5% 12/1/29	1,740	2,029
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	5,525	6,030
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	2,975	3,298
5% 12/1/26	555	614
Lake County Hosp. Facilities Rev.:
Series 2015:
5% 8/15/29	1,160	1,294
5% 8/15/30	1,245	1,382
5.75% 8/15/38	135	135
6% 8/15/43	660	662
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	3,685	3,816
5% 2/15/44	4,415	4,507
5% 2/15/48	11,260	11,460
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	2,150	857
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/29	1,815	2,057
5% 2/15/34	370	409
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	3,725	4,190
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	620	647
5% 12/1/42	825	848

TOTAL OHIO		89,168

Oklahoma - 0.3%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017:
5% 9/1/26	2,305	2,696
5% 9/1/28	1,210	1,395
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,050	1,211
5% 10/1/29	1,160	1,333
5% 10/1/36	830	938
5% 10/1/39	1,655	1,864
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	415	448
5% 8/15/23	215	236
5% 8/15/33	910	1,006
5% 8/15/38	2,650	2,840
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	1,070	1,203

TOTAL OKLAHOMA		15,170

Oregon - 0.0%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	660	660
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/30	830	855
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	645	690

TOTAL OREGON		2,205

Pennsylvania - 6.8%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 5.625% 8/15/39	6,065	6,183
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	830	975
5% 7/15/29	1,290	1,517
5% 7/15/32	830	960
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,565	2,921
Series 2018 A, 5% 11/15/23	1,075	1,201
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/21	290	309
5% 6/1/23	415	462
5% 6/1/28	885	1,015
5% 6/1/29	970	1,108
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	3,310	3,485
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	1,205	1,247
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	2,070	2,133
4% 7/15/35	2,135	2,182
4% 7/15/37	4,140	4,184
5% 7/15/25	330	378
5% 7/15/26	1,035	1,197
5% 7/15/27	1,745	2,032
5% 7/15/28	1,285	1,495
5% 7/15/29	1,385	1,603
5% 7/15/30	1,815	2,086
5% 7/15/31	1,240	1,420
5% 7/15/32	1,305	1,488
5% 7/15/34	1,405	1,591
5% 7/15/36	4,150	4,659
5% 7/15/38	4,990	5,525
5% 7/15/43	5,795	6,364
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	2,140	2,386
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,145	4,016
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	830	950
5% 7/1/27	830	951
5% 7/1/28	830	947
5% 7/1/34	3,045	3,397
5% 7/1/36	1,655	1,835
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	1,655	1,823
Series 2012 A, 5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	3,400	3,731
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	1,095	1,160
5% 10/1/22	1,140	1,229
5% 10/1/23	325	356
5% 10/1/24	965	1,071
5% 10/1/25	865	956
5% 10/1/27	415	454
Series 2016 A:
5% 10/1/28	1,255	1,416
5% 10/1/29	2,150	2,417
5% 10/1/31	3,790	4,219
5% 10/1/36	6,790	7,394
5% 10/1/40	3,320	3,562
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St Lukes Hosp. & Health Ntw Proj.) Series 2016 A, 5% 8/15/36	615	682
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	10,545	10,578
Series 2016 A, 5% 8/15/46	24,835	27,115
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	780	780
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	2,880	3,200
Series 2017:
5% 5/1/35	1,025	1,159
5% 5/1/37	1,295	1,449
5% 5/1/41	5,860	6,480
Series 2016:
5% 5/1/28	415	476
5% 5/1/32	1,040	1,169
5% 5/1/33	1,405	1,575
Series 2018 A, 5% 2/15/48	1,575	1,810
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	830	962
5% 7/1/26	830	972
5% 7/1/27	660	780
Series 2017 B:
5% 7/1/22 (d)	1,820	1,981
5% 7/1/22	240	263
5% 7/1/23 (d)	1,240	1,374
5% 7/1/23	415	465
5% 7/1/25 (d)	2,900	3,315
5% 7/1/26 (d)	2,485	2,865
5% 7/1/27(d)	2,070	2,404
5% 7/1/28 (d)	2,485	2,867
5% 7/1/29 (d)	1,865	2,140
5% 7/1/32 (d)	2,485	2,811
5% 7/1/33 (d)	1,865	2,103
5% 7/1/34 (d)	3,310	3,719
5% 7/1/37 (d)	3,725	4,141
5% 7/1/42 (d)	11,175	12,285
5% 7/1/47 (d)	15,730	17,245
Philadelphia Gas Works Rev. Series 9, 5.25% 8/1/40	2,305	2,404
Philadelphia School District:
Series 2016 D:
5% 9/1/25	7,275	8,260
5% 9/1/26	7,600	8,700
5% 9/1/27	8,020	9,152
5% 9/1/28	6,705	7,612
Series 2016 F:
5% 9/1/28	11,600	13,168
5% 9/1/29	7,540	8,532
Series 2018 A:
5% 9/1/36	1,575	1,754
5% 9/1/37	910	1,008
5% 9/1/38	1,450	1,599
Series 2018 B, 5% 9/1/43	2,115	2,304
Series F:
5% 9/1/30	5,625	6,328
5% 9/1/30 (Pre-Refunded to 9/1/26 @ 100)	20	24
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A:
5% 10/1/35	4,190	4,828
5% 10/1/36	6,210	7,128
5% 10/1/48	6,000	6,716
Scranton-Lackawanna Health & Welfare Auth. Rev. (Marywood Univ. Proj.) Series 2016, 5% 6/1/36	3,310	3,338
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,055	1,188
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	4,605	5,083
5% 8/1/48	5,335	5,872

TOTAL PENNSYLVANIA		328,153

Rhode Island - 0.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	655	703
5% 9/1/36	5,810	6,119
Series 2016, 5% 5/15/39	5,215	5,617
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 3.5% 12/1/34 (d)	3,040	3,057

TOTAL RHODE ISLAND		15,496

South Carolina - 3.6%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,275	2,598
5% 12/1/26	1,160	1,318
5% 12/1/28	4,690	5,300
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
(Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	2,400	2,654
Series 2013, 5% 11/1/27 (Pre-Refunded to 11/1/22 @ 100)	7,535	8,332
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (d)	4,315	4,665
Series 2015, 5.25% 7/1/55 (d)	5,280	5,717
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	33,515	35,689
Series 2014 A:
5% 12/1/49	11,210	11,678
5.5% 12/1/54	12,985	13,878
Series 2014 C, 5% 12/1/46	3,895	4,077
Series 2015 A, 5% 12/1/50	5,180	5,425
Series 2015 C, 5% 12/1/22	6,985	7,632
Series 2015 E, 5.25% 12/1/55	6,195	6,608
Series 2016 A:
5% 12/1/29	2,485	2,762
5% 12/1/38	250	269
Series 2016 B:
5% 12/1/31	910	1,008
5% 12/1/41	12,515	13,391
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	15,510	15,521
4% 4/15/48	10,815	10,595
5% 4/15/48	12,665	13,782

TOTAL SOUTH CAROLINA		172,899

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	540	620
Series 2017:
5% 7/1/26	250	292
5% 7/1/28	250	292
5% 7/1/29	470	546

TOTAL SOUTH DAKOTA		1,750

Tennessee - 0.3%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	815	904
5% 7/1/24	1,225	1,358
5% 7/1/25	1,225	1,354
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B:
5.75% 7/1/23 (d)	4,820	5,064
5.75% 7/1/24 (d)	3,310	3,476

TOTAL TENNESSEE		12,156

Texas - 8.4%
Argyle Independent School District 5.25% 8/15/40 (FSA Insured)	105	105
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	2,565	2,679
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	830	939
5% 11/15/27 (d)	1,035	1,165
5% 11/15/28 (d)	1,240	1,389
5% 11/15/39 (d)	9,440	10,374
5% 11/15/44 (d)	23,065	25,282
Series 2017 B:
5% 11/15/28 (d)	830	951
5% 11/15/30 (d)	1,275	1,450
5% 11/15/32 (d)	1,005	1,133
5% 11/15/35 (d)	1,035	1,154
5% 11/15/37 (d)	1,165	1,289
5% 11/15/41 (d)	4,725	5,181
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,400	2,244
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	1,075	1,204
5% 1/1/30	1,365	1,517
5% 1/1/31	395	437
5% 1/1/32	830	915
5% 1/1/45	5,795	6,233
Series 2016:
5% 1/1/40	830	900
5% 1/1/46	565	610
Coppell Independent School District 0% 8/15/20	1,655	1,604
Corpus Christi Util. Sys. Rev. 5% 7/15/24	1,865	2,038
Cypress-Fairbanks Independent School District Series 2014 C, 5% 2/15/44	2,365	2,594
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	2,150	2,454
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2012 D, 5% 11/1/42 (d)	2,295	2,398
Series 2012 H, 5% 11/1/42 (d)	3,095	3,233
Dallas Gen. Oblig. Series 2017:
5% 2/15/29	5,445	6,387
5% 2/15/30	1,350	1,577
Dallas Independent School District Series 2016 A, 4% 2/15/29	1,190	1,284
DeSoto Independent School District 0% 8/15/20	2,760	2,673
Grand Parkway Trans. Corp.:
Series 2013 B:
5% 4/1/53	1,250	1,341
5.25% 10/1/51	49,755	54,554
5.5% 4/1/53	5,330	5,836
Series 2018 A:
5% 10/1/38	2,655	3,037
5% 10/1/43	830	940
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	4,510	4,871
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	1,115	1,275
Harris County Gen. Oblig. Series 2002:
0% 8/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	830	730
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,485	2,117
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,140	3,169
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (d)	2,485	2,646
5% 7/1/24 (d)	1,035	1,101
5% 7/1/25 (d)	1,240	1,318
Series 2012 A:
5% 7/1/21 (d)	3,135	3,351
5% 7/1/23 (d)	495	537
Series 2018 C:
5% 7/1/29 (d)	1,655	1,940
5% 7/1/30 (d)	1,765	2,050
5% 7/1/31 (d)	1,240	1,435
5% 7/1/32 (d)	1,450	1,667
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	3,150	3,708
5% 3/1/30	4,140	4,840
5% 3/1/31	3,835	4,459
5% 3/1/32	1,635	1,889
Houston Independent School District Series 2017, 5% 2/15/35	2,815	3,249
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,490	2,822
Series 2018 D, 5% 11/15/43	2,445	2,795
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	390	442
5% 10/15/30	1,570	1,759
5% 10/15/32	830	921
5% 10/15/36	545	594
5% 10/15/37	930	1,011
5% 10/15/38	1,325	1,436
5% 10/15/44	1,310	1,405
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (d)	830	944
5% 11/1/27 (d)	1,780	2,016
5% 11/1/28 (d)	2,755	3,105
5% 11/1/29 (d)	1,655	1,857
5% 11/1/32 (d)	3,055	3,394
Series 2017:
5% 11/1/22 (d)	620	680
5% 11/1/23 (d)	910	1,016
5% 11/1/24 (d)	830	940
5% 11/1/25 (d)	830	951
5% 11/1/26 (d)	830	959
5% 11/1/27 (d)	830	954
5% 11/1/28 (d)	1,450	1,660
5% 11/1/29 (d)	1,035	1,179
5% 11/1/30 (d)	830	942
5% 11/1/31 (d)	1,840	2,079
5% 11/1/32 (d)	2,135	2,412
5% 11/1/33 (d)	830	935
5% 11/1/34 (d)	830	931
5% 11/1/36 (d)	830	925
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	1,820	2,070
5% 5/15/30	4,140	4,678
Midway Independent School District Series 2000, 0% 8/15/19	2,980	2,946
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	625	742
5% 8/15/29	1,655	1,944
5% 8/15/47	1,890	2,102
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	595	676
5% 4/1/30	2,825	3,165
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/35	1,820	2,063
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	830	945
5% 1/1/33	975	1,116
5% 1/1/34	1,240	1,411
5% 1/1/34	2,485	3,014
5% 1/1/36	4,965	5,606
5% 1/1/37	6,625	7,450
5% 1/1/38	2,690	2,890
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	740	814
5% 1/1/30	350	399
5% 1/1/31	495	562
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	6,870	8,180
Series 2009, 6.25% 1/1/39	1,860	1,866
Series 2014 A, 5% 1/1/25	4,965	5,592
Series 2015 A, 5% 1/1/32	2,775	3,090
Series 2015 B, 5% 1/1/40	8,280	8,873
Series 2016 A, 5% 1/1/36	1,035	1,158
San Antonio Arpt. Sys. Rev.:
Series 2007 (AMT), 5.25% 7/1/20 (FSA Insured) (d)	2,660	2,668
Series 2007 (AMT-SUB LIEN), 5.25% 7/1/20 (FSA Insured) (d)	2,295	2,302
San Antonio Gen. Oblig. Series 2018, 5% 8/1/37	1,805	2,104
San Antonio Independent School District Series 2016, 5% 8/15/31	3,590	4,166
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	375	444
5% 10/1/30	580	683
5% 10/1/31	520	609
5% 10/1/39	1,030	1,174
5% 10/1/40	830	944
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Hendrick Med. Ctr. Proj.) Series 2009 B:
5.25% 9/1/26 (Assured Guaranty Corp. Insured)	1,480	1,510
5.25% 9/1/27 (Assured Guaranty Corp. Insured)	1,965	2,004
5.25% 9/1/28 (Assured Guaranty Corp. Insured)	1,020	1,040
(Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43	3,310	3,581
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	4,140	4,294
5% 2/15/25	710	817
Texas Gen. Oblig. Series 2017 B, 5% 10/1/36	3,190	3,685
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 6.75% 6/30/43 (d)	12,420	14,176
Texas State Univ. Sys. Fing. Rev. Series 2017 A:
5% 3/15/29	3,530	4,163
5% 3/15/31	2,690	3,136
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	5,115	5,854
5% 2/15/33	3,310	3,772
5% 2/15/34	4,140	4,701
5% 2/15/35	4,140	4,684
5% 2/15/36	2,485	2,801
Univ. of North Texas Univ. Rev.:
Series 2017 A, 5% 4/15/32	1,740	2,017
Series 2018 A, 5% 4/15/44	830	939
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	1,685	1,975
Weatherford Independent School District 0% 2/15/33	5,785	3,599

TOTAL TEXAS		403,711

Utah - 1.9%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (d)	1,655	1,807
5% 7/1/24 (d)	1,450	1,638
5% 7/1/25 (d)	1,655	1,894
5% 7/1/27 (d)	3,500	4,090
5% 7/1/29 (d)	3,090	3,563
5% 7/1/30 (d)	2,275	2,607
5% 7/1/31 (d)	4,345	4,957
5% 7/1/32 (d)	4,760	5,412
5% 7/1/33 (d)	3,310	3,750
5% 7/1/34 (d)	7,830	8,834
5% 7/1/35 (d)	3,310	3,724
5% 7/1/36 (d)	4,470	5,008
5% 7/1/37 (d)	3,520	3,930
5% 7/1/42 (d)	20,290	22,416
Series 2018 A:
5% 7/1/31 (d)	2,000	2,307
5% 7/1/32 (d)	4,310	4,952
5% 7/1/33 (d)	1,420	1,625
5.25% 7/1/48 (d)	5,655	6,405
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/22	2,635	2,900

TOTAL UTAH		91,819

Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	3,810	4,070
5% 10/15/46	4,720	5,023

TOTAL VERMONT		9,093

Virginia - 0.6%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	3,860	4,309
5% 6/15/30	1,035	1,143
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	525	518
Series 2016:
4% 6/15/37	595	598
5% 6/15/27	1,240	1,414
5% 6/15/30	540	607
5% 6/15/33	350	389
5% 6/15/34	665	737
5% 6/15/35	1,820	2,011
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	830	938
5% 1/1/40	1,865	2,095
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	725	858
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (d)	4,965	5,174
5% 1/1/40 (d)	995	1,034
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,070	2,346
5% 1/1/34	1,240	1,385
5% 1/1/35	1,240	1,383
5% 1/1/44	830	904

TOTAL VIRGINIA		27,843

Washington - 1.5%
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,680	1,651
Port of Seattle Rev. Series 2016 B:
5% 10/1/28 (d)	2,900	3,312
5% 10/1/30 (d)	1,655	1,875
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (d)	1,110	1,185
5% 6/1/22 (d)	830	905
5% 6/1/24 (d)	1,290	1,424
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	4,635	5,145
5% 12/1/27	3,415	3,775
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	2,790	3,147
5% 2/1/34	3,450	3,880
Series 2017 A, 5% 8/1/35	620	710
Series R-2017 A, 5% 8/1/30	1,685	1,967
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	6,625	6,647
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	675	770
5% 7/1/27	1,285	1,492
5% 7/1/28	1,570	1,838
5% 7/1/29	615	716
5% 7/1/30	735	849
5% 7/1/31	870	998
5% 7/1/32	1,655	1,889
5% 7/1/33	2,345	2,661
5% 7/1/34	540	609
5% 7/1/42	4,685	5,159
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	4,245	4,668
Series 2015:
5% 1/1/25	1,655	1,880
5% 1/1/27	1,910	2,176
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/27	1,770	1,980
5% 10/1/28	1,825	2,031
5% 10/1/35	1,880	2,039
5% 10/1/36	2,845	3,074
5% 10/1/40	2,795	2,981
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (c)	100	98
5% 7/1/33 (c)	125	129
5% 7/1/38 (c)	100	102
5% 7/1/48 (c)	400	406

TOTAL WASHINGTON		74,168

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(d)	2,575	2,523
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	1,355	1,553
5% 1/1/32	1,120	1,273
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	6,290	7,012

TOTAL WEST VIRGINIA		12,361

Wisconsin - 1.6%
Pub. Fin. Auth. Rev. (Denver Great Hall LLC. Proj.) Series 2017:
5% 9/30/37 (d)	2,070	2,263
5% 9/30/49 (d)	15,085	16,211
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.):
Series 2017 A:
5% 5/15/21 (c)	250	261
5% 5/15/25 (c)	920	985
5% 5/15/28 (c)	1,095	1,167
5.25% 5/15/37 (c)	335	350
5.25% 5/15/42 (c)	415	430
5.25% 5/15/47 (c)	410	423
5.25% 5/15/52 (c)	775	796
Series 2017 B-1 3.95% 11/15/24 (c)	350	352
Series 2017 B-2, 3.5% 11/15/23 (c)	445	445
Series 2017 B-3, 3% 11/15/22 (c)	620	620
Pub. Fin. Auth. Wis Edl. Facilities Series 2016:
5% 1/1/37	5,325	5,520
5% 1/1/42	4,275	4,385
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (c)	735	739
5% 10/1/48 (c)	880	882
5% 10/1/53 (c)	1,500	1,495
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	4,140	4,611
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	970	1,025
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,645	1,738
Series 2014:
4% 5/1/33	2,920	2,949
5% 5/1/22	660	710
Series 2016 A:
5% 2/15/28	1,965	2,227
5% 2/15/29	2,550	2,876
5% 2/15/30	2,805	3,147
Series 2016:
4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,000	1,103
5% 2/15/29 (Pre-Refunded to 8/15/25 @ 100)	360	419
Series 2017 A:
5% 9/1/31	830	922
5% 9/1/33	1,425	1,569
5% 9/1/35	1,575	1,723
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	2,380	2,506
Series 2013 B:
5% 7/1/27 (Pre-Refunded to 7/1/23 @ 100)	1,000	1,125
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	4,905	5,519
Series 2012:
4% 10/1/23	2,070	2,203
5% 6/1/27	1,840	1,973

TOTAL WISCONSIN		75,669

Wyoming - 0.2%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	8,525	8,689
TOTAL MUNICIPAL BONDS
(Cost $4,591,281)		4,675,465
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Municipal Cash Central Fund, 1.77% (f)(g)
(Cost $35,100)	35,096,860	35,100
TOTAL INVESTMENT IN SECURITIES - 98.3%
(Cost $4,626,381)		4,710,565
NET OTHER ASSETS (LIABILITIES) - 1.7%		83,378
NET ASSETS - 100%		$4,793,943

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,405,000 or 0.8% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$491
Total	$491

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$4,675,465	$--	$4,675,465	$--
Money Market Funds	35,100	35,100	--	--
Total Investments in Securities:	$4,710,565	$35,100	$4,675,465	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	25.4%
General Obligations	25.3%
Transportation	25.1%
Electric Utilities	5.9%
Education	5.6%
Others* (Individually Less Than 5%)	12.7%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,591,281)	$4,675,465
Fidelity Central Funds (cost $35,100)	35,100
Total Investment in Securities (cost $4,626,381)		$4,710,565
Cash		33,557
Receivable for fund shares sold		6,852
Interest receivable		59,350
Distributions receivable from Fidelity Central Funds		44
Prepaid expenses		9
Other receivables		15
Total assets		4,810,392
Liabilities
Payable for fund shares redeemed	$9,935
Distributions payable	4,445
Accrued management fee	1,424
Distribution and service plan fees payable	135
Other affiliated payables	441
Other payables and accrued expenses	69
Total liabilities		16,449
Net Assets		$4,793,943
Net Assets consist of:
Paid in capital		$4,711,738
Total distributable earnings (loss)		82,205
Net Assets		$4,793,943
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($200,891 ÷ 15,761.9 shares)		$12.75
Maximum offering price per share (100/96.00 of $12.75)		$13.28
Class M:
Net Asset Value and redemption price per share ($118,540 ÷ 9,293.1 shares)		$12.76
Maximum offering price per share (100/96.00 of $12.76)		$13.29
Class C:
Net Asset Value and offering price per share ($81,655 ÷ 6,406.7 shares)(a)		$12.75
Fidelity Municipal Income Fund:
Net Asset Value, offering price and redemption price per share ($3,817,326 ÷ 299,325.5 shares)		$12.75
Class I:
Net Asset Value, offering price and redemption price per share ($554,755 ÷ 43,527.1 shares)		$12.75
Class Z:
Net Asset Value, offering price and redemption price per share ($20,776 ÷ 1,629.6 shares)		$12.75

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2018
Investment Income
Interest		$201,260
Income from Fidelity Central Funds		491
Total income		201,751
Expenses
Management fee	$20,764
Transfer agent fees	5,570
Distribution and service plan fees	1,428
Accounting fees and expenses	693
Custodian fees and expenses	44
Independent trustees' fees and expenses	28
Registration fees	88
Audit	65
Legal	15
Miscellaneous	42
Total expenses before reductions	28,737
Expense reductions	(79)
Total expenses after reductions		28,658
Net investment income (loss)		173,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,079
Redemptions in-kind with affiliated entities	939
Total net realized gain (loss)		3,018
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(147,650)
Total change in net unrealized appreciation (depreciation)		(147,650)
Net gain (loss)		(144,632)
Net increase (decrease) in net assets resulting from operations		$28,461

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,093	$168,028
Net realized gain (loss)	3,018	106,764
Change in net unrealized appreciation (depreciation)	(147,650)	80,672
Net increase (decrease) in net assets resulting from operations	28,461	355,464
Distributions to shareholders	(209,319)	–
Distributions to shareholders from net investment income	–	(167,561)
Distributions to shareholders from net realized gain	–	(78,395)
Total distributions	(209,319)	(245,956)
Share transactions - net increase (decrease)	(642,419)	30,512
Total increase (decrease) in net assets	(823,277)	140,020
Net Assets
Beginning of period	5,617,220	5,477,200
End of period	$4,793,943	$5,617,220
Other Information
Undistributed net investment income end of period		$262

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Municipal Income Fund Class A

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.283
Net realized and unrealized gain (loss)	.029C
Total from investment operations	.312
Distributions from net investment income	(.284)
Distributions from net realized gain	(.008)
Total distributions	(.292)
Net asset value, end of period	$12.75
Total ReturnD,E,F	2.48%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%I
Expenses net of fee waivers, if any	.78%I
Expenses net of all reductions	.78%I
Net investment income (loss)	2.68%I
Supplemental Data
Net assets, end of period (in millions)	$201
Portfolio turnover rateJ	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class M

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.285
Net realized and unrealized gain (loss)	.039C
Total from investment operations	.324
Distributions from net investment income	(.286)
Distributions from net realized gain	(.008)
Total distributions	(.294)
Net asset value, end of period	$12.76
Total ReturnD,E,F	2.58%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%I
Expenses net of fee waivers, if any	.77%I
Expenses net of all reductions	.76%I
Net investment income (loss)	2.70%I
Supplemental Data
Net assets, end of period (in millions)	$119
Portfolio turnover rateJ	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class C

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.204
Net realized and unrealized gain (loss)	.032C
Total from investment operations	.236
Distributions from net investment income	(.208)
Distributions from net realized gain	(.008)
Total distributions	(.216)
Net asset value, end of period	$12.75
Total ReturnD,E,F	1.87%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.52%I
Expenses net of fee waivers, if any	1.52%I
Expenses net of all reductions	1.52%I
Net investment income (loss)	1.94%I
Supplemental Data
Net assets, end of period (in millions)	$82
Portfolio turnover rateJ	14%K,L

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.12	$12.86	$13.44	$13.53	$12.68
Income from Investment Operations
Net investment income (loss)A	.382	.399	.437	.460	.475
Net realized and unrealized gain (loss)	(.286)	.444	(.428)	(.021)	.851
Total from investment operations	.096	.843	.009	.439	1.326
Distributions from net investment income	(.381)	(.398)	(.437)	(.462)	(.476)
Distributions from net realized gain	(.085)	(.185)	(.152)	(.067)	–
Total distributions	(.466)	(.583)	(.589)	(.529)	(.476)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$12.75	$13.12	$12.86	$13.44	$13.53
Total ReturnC	.80%	6.67%	(.01)%	3.31%	10.59%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.46%	.46%	.48%	.47%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.48%	.47%
Expenses net of all reductions	.45%	.46%	.46%	.48%	.47%
Net investment income (loss)	3.00%	3.05%	3.22%	3.42%	3.58%
Supplemental Data
Net assets, end of period (in millions)	$3,817	$5,617	$5,477	$5,770	$5,745
Portfolio turnover rateF	14%G,H	37%	25%	14%	9%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G The portfolio turnover rate does not include the assets acquired in the merger.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class I

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.73
Income from Investment Operations
Net investment income (loss)B	.309
Net realized and unrealized gain (loss)	.029C
Total from investment operations	.338
Distributions from net investment income	(.310)
Distributions from net realized gain	(.008)
Total distributions	(.318)
Net asset value, end of period	$12.75
Total ReturnD,E	2.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%H
Expenses net of fee waivers, if any	.53%H
Expenses net of all reductions	.53%H
Net investment income (loss)	2.93%H
Supplemental Data
Net assets, end of period (in millions)	$555
Portfolio turnover rateI	14%J,K

 A For the period March 1, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Municipal Income Fund Class Z

Year ended December 31,	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.64
Income from Investment Operations
Net investment income (loss)B	.101
Net realized and unrealized gain (loss)	.112C
Total from investment operations	.213
Distributions from net investment income	(.095)
Distributions from net realized gain	(.008)
Total distributions	(.103)
Net asset value, end of period	$12.75
Total ReturnD,E	1.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.42%H
Expenses net of fee waivers, if any	.42%H
Expenses net of all reductions	.42%H
Net investment income (loss)	3.08%H
Supplemental Data
Net assets, end of period (in millions)	$21
Portfolio turnover rateI	14%J,K

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C and Class I shares on March 1, 2018 and Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Fidelity Municipal Class Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in-kind, market discount, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$114,376
Gross unrealized depreciation	(29,774)
Net unrealized appreciation (depreciation)	$84,602
Tax Cost	$4,625,964

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$84,602

The Fund intends to elect to defer to its next fiscal year $2,139 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Tax-exempt Income	$172,933	$167,561
Long-term Capital Gains	36,386	78,395
Total	$209,319	$ 245,956

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, securities acquired in the merger and in-kind transactions, aggregated $779,973 and $1,501,945, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$435	$8
Class M	-%	.25%	254	–
Class C	.75%	.25%	739	24
			$1,428	$32

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2
Class M	3
Class C(a)	3
$8

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$282	.16(a)
Class M	148	.15(a)
Class C	118	.16(a)
Fidelity Municipal Income Fund	4,191.08
Class I	830	.16(a)
Class Z	1	.05(a)
	$5,570

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .01%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 83,345 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $1,042,642. The net realized gain of $939 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $42.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018(a)	Year ended December 31, 2017
Distributions to shareholders
Class A	$4,817	$–
Class M	2,830	–
Class C	1,494	–
Fidelity Municipal Income Fund	184,722	–
Class I	15,359	–
Class Z	97	–
Total	$209,319	$–
From net investment income
Fidelity Municipal Income Fund	$–	$167,561
Total	$–	$167,561
From net realized gain
Fidelity Municipal Income Fund	$–	$78,395
Total	$–	$78,395

 (a) Distributions for Class A, Class M, Class C and Class I are for the period March 1, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018(a)	Year ended December 31, 2017	Year ended December 31, 2018 (a)	Year ended December 31, 2017
Class A
Shares sold	1,670	–	$21,200	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	17,474	–	222,273	–
Reinvestment of distributions	338	–	4,287	–
Shares redeemed	(3,720)	–	(47,170)	–
Net increase (decrease)	15,762	–	$200,590	$–
Class M
Shares sold	170	–	$2,172	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	10,358	–	131,854	–
Reinvestment of distributions	199	–	2,525	–
Shares redeemed	(1,434)	–	(18,218)	–
Net increase (decrease)	9,293	–	$118,333	$–
Class C
Shares sold	451	–	$5,735	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	7,653	–	97,341	–
Reinvestment of distributions	103	–	1,311	–
Shares redeemed	(1,800)	–	(22,805)	–
Net increase (decrease)	6,407	–	$81,582	$–
Fidelity Municipal Income Fund
Shares sold	59,023	56,029	$753,689	$733,214
Reinvestment of distributions	9,833	12,884	125,182	168,072
Shares redeemed	(197,790)(b)	(66,718)	(2,496,887)(b)	(870,774)
Net increase (decrease)	(128,934)	2,195	$(1,618,016)	$30,512
Class I
Shares sold	13,956	–	$177,050	$–
Issued in exchange for the shares of Fidelity Advisor Municipal Income Fund	50,530	–	642,743	–
Reinvestment of distributions	642	–	8,146	–
Shares redeemed	(21,601)	–	(273,260)	–
Net increase (decrease)	43,527	–	$554,679	$–
Class Z
Shares sold	1,760	–	$22,053	$–
Reinvestment of distributions	7	–	95	–
Shares redeemed	(137)	–	(1,735)	–
Net increase (decrease)	1,630	–	$20,413	$–

 (a) Share transactions for Class A, Class M, Class C and Class I are for the period March 1, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z are for period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Merger Information.

On March 2, 2018, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Municipal Income Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at its net asset value on the acquisition date. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on March 1, 2018. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $1,094,211, including securities of $1,078,064 and unrealized appreciation of $12,741, was combined with the Fund's net assets of $5,490,715 for total net assets after the acquisition of $6,584,926.

Pro forma results of operations of the combined entity for the entire period ended December 31, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$178,321
Total net realized gain (loss)	3,763
Total change in net unrealized appreciation (depreciation)	(175,496)
Net increase (decrease) in net assets resulting from operations	$6,588

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since March 2, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Income Fund (one of the funds constituting Fidelity Municipal Trust, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018) for Class A, class M, Class C, Fidelity Municipal Income and Class I and for the period (October 2, 2018 to December 31, 2018) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2018	Expenses Paid During Period
Class A	.78%
Actual		$1,000.00	$1,013.40	$3.96-B
Hypothetical-C		$1,000.00	$1,021.27	$3.97-D
Class M	.76%
Actual		$1,000.00	$1,013.50	$3.86-B
Hypothetical-C		$1,000.00	$1,021.37	$3.87-D
Class C	1.52%
Actual		$1,000.00	$1,009.70	$7.70-B
Hypothetical-C		$1,000.00	$1,017.54	$7.73-D
Fidelity Municipal Income Fund	.45%
Actual		$1,000.00	$1,014.30	$2.28-B
Hypothetical-C		$1,000.00	$1,022.94	$2.29-D
Class I	.53%
Actual		$1,000.00	$1,014.70	$2.69-B
Hypothetical-C		$1,000.00	$1,022.53	$2.70-D
Class Z	.42%
Actual		$1,000.00	$1,016.90	$1.06-B
Hypothetical-C		$1,000.00	$1,023.09	$2.14-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) for Class A, Class M, Class C, Fidelity Municipal Income Fund and Class I and multiplied by 91/365 (to reflect the period October 2, 2018 to December 31, 2018) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

Fidelity Municipal Income Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $4,279,491, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Municipal Income Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 2, 2018, $4,878,466, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended December 31, 2018, 100% of the Fidelity Municipal Income Fund's income dividends was free from federal income tax, and 16.66% of the fund's income dividends was subject to the federal alternative minimum tax.

During fiscal year ended March 2, 2018, 100% of the Fidelity Advisor Municipal Income Fund's income dividends was free from federal income tax, and 19.29% of the income dividends was subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AHIY-ANN-0219
1.9886976.100

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Flex Conservative Income Municipal Bond Fund, Fidelity Flex Municipal Income Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$50,000	$4,100	$2,200	$2,400
Fidelity Flex Conservative Income Municipal Bond Fund	$44,000	$3,700	$2,800	$2,200
Fidelity Flex Municipal Income Fund	$44,000	$3,700	$2,800	$2,200
Fidelity Limited Term Municipal Income Fund	$57,000	$4,700	$2,200	$2,700
Fidelity Michigan Municipal Income Fund	$48,000	$4,000	$2,200	$2,300
Fidelity Minnesota Municipal Income Fund	$48,000	$4,000	$2,200	$2,300
Fidelity Municipal Income Fund	$63,000	$5,200	$5,300	$3,000
Fidelity Ohio Municipal Income Fund	$48,000	$4,000	$2,200	$2,300
Fidelity Pennsylvania Municipal Income Fund	$48,000	$4,000	$2,200	$2,300

December 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$40,000	$3,600	$2,400	$1,800
Fidelity Flex Conservative Income Municipal Bond Fund	$44,000	$700	$2,400	$300
Fidelity Flex Municipal Income Fund	$44,000	$700	$2,400	$300
Fidelity Limited Term Municipal Income Fund	$46,000	$4,100	$2,400	$2,100
Fidelity Michigan Municipal Income Fund	$46,000	$4,200	$2,400	$2,100
Fidelity Minnesota Municipal Income Fund	$46,000	$4,200	$2,400	$2,100
Fidelity Municipal Income Fund	$62,000	$5,500	$2,400	$2,800
Fidelity Ohio Municipal Income Fund	$46,000	$4,200	$2,400	$2,100
Fidelity Pennsylvania Municipal Income Fund	$46,000	$4,200	$2,400	$2,100

A Amounts may reflect rounding.

B Fidelity Flex Conservative Income Municipal Bond Fund and Fidelity Flex Municipal Income Fund commenced operations on October 12, 2017.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2018A	December 31, 2017A,B
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Conservative Income Municipal Bond Fund and Fidelity Flex Municipal Income Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2018A	December 31, 2017A,B
PwC	$11,210,000	$10,785,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Conservative Income Municipal Bond Fund and Fidelity Flex Municipal Income Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 26, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 26, 2019